Exhibit 10.1

LIMITED WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Limited Waiver and First Amendment to Amended and Restated Credit Agreement (this “Amendment”) is made as of the 9th day of July, 2012 by and among:

(i)                                     COLDWATER CREEK U.S. INC., a Delaware corporation (the “Lead Borrower”), as agent for the Borrowers now or hereafter party hereto,

(ii)                                  the BORROWERS now or hereafter party hereto,

(iii)                               the GUARANTORS now or hereafter party hereto,

(iv)                              each lender from time to time party hereto (each individually, a “Lender” and collectively, the “Lenders”),

(v)                                 WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, and

(vi)                              WELLS FARGO CREDIT, INC. (“Wells Fargo Credit”), as Term Loan Agent.

W I T N E S S E T H:

WHEREAS, the Lead Borrower, the Borrowers, the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Term Loan Agent entered into an Amended and Restated Credit Agreement dated as of May 16, 2011 (as amended, modified, supplemented, restated, or otherwise modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have advised the Administrative Agent that it intends to prepay the Term Loan (as defined in the Credit Agreement prior to giving effect to this Amendment) in full; and

WHEREAS, the parties to the Credit Agreement desire to amend the terms and conditions of the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.                                       Incorporation of Terms and Conditions of Credit Agreement.   All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference.  All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.                                       Amendments to Credit Agreement, Exhibits and Schedules.

(a)                                  The Credit Agreement (including all Schedules thereto) is hereby amended to reflect the modifications identified in the document annexed hereto as Annex A attached to this Amendment, such that all of the newly inserted and underscored provisions and any formatting changes reflected herein shall be deemed inserted and all of the stricken provisions shall be deemed to be deleted therefrom.

(b)                                 Exhibit A (Form of Committed Loan Notice) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A attached to this Amendment.

(c)                                  Exhibit C-3 (Form of Term Note) to the Credit Agreement is hereby deleted in its entirety.

(d)                                 Exhibit D (Form of Compliance Certificate) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached to this Amendment.

(e)                                  Exhibit E (Form of Borrowing Base Certificate) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit E attached to this Amendment.

(f)                                    Exhibit F (Form of Assignment and Assumption) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit F attached to this Amendment.

(g)                                 Exhibit I (Form of Joinder Agreement) to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit G attached to this Amendment.

3.                                       Term Loan Agent.  Notwithstanding the repayment of the Obligations under the Term Loan (as defined prior to giving effect to this Amendment) and anything in the Credit Agreement (as amended by this Amendment) to the contrary:

(a)                                  upon the effectiveness of this Amendment, Wells Fargo Credit shall have effectively resigned as the Term Loan Agent pursuant to Section 9.06 of the Credit Agreement and shall be discharged from all of its duties and obligations under the Loan Documents; and

(b)                                 from and after the effectiveness of this Amendment, Wells Fargo Credit shall continue to have all rights and privileges afforded to the Agents pursuant to the provisions of Article IX and Section 10.04 of the Credit Agreement, which provisions shall continue in effect for the benefit of Wells Fargo Credit, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while Wells Fargo Credit was acting as the Term Loan Agent under the Credit Agreement and the other Loan Documents.

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4.                                       Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)                                  (i) this Amendment shall have been duly executed and delivered to the Administrative Agent by the Lead Borrower, the other Borrowers, the Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, the Swing Line Lender, and the Term Loan Agent, and (ii) the Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder including, (1) one or more favorable opinions of counsel to the Loan Parties, addressed to the Agents and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request, and (2) (A) a Mortgage with respect to the Real Estate located at One Coldwater Creek Drive, Sandpoint, Idaho 83864, and (B) an amendment and restatement of the following Loan Documents: the Security Agreement, the Environmental Indemnity Agreement, the Pledge Agreements, the Intellectual Property Security Agreement and the Facility Guaranty, each as defined in the Credit Agreement, and each duly executed by the parties thereto;

(b)                                 all corporate and other proceedings required in connection with this Amendment, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment, shall be satisfactory in all respects to the Administrative Agent, and the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the authorization of the transactions contemplated by this Amendment, all in form and substance satisfactory to the Administrative Agent and its counsel;

(c)                                  (i) the Term Loan Agreement shall have been entered into and shall be in form and substance satisfactory to the Administrative Agent, and the Borrowers shall have received at least $65,000,000 of gross proceeds from the term loan made pursuant to the Term Loan Agreement, (ii) a Responsible Officer of the Lead Borrower shall have delivered a certificate to the Administrative Agent, in form and substance satisfactory to the Administrative Agent, which certificate shall attach such amendment, any related documents and all other Term Loan Documents (other than the Coldwater Creek Side Letter, the Side Letter and the Monitoring Agreement Letter (each such term as defined in the Term Loan Agreement))and certify that such documents are true, correct and complete copies of all Term Loan Documents, and (iii) the Term Loan Agreement shall be in full force and effect and no default or event of default shall exist under the Term Loan Agreement, or would result from the consummation of the transactions hereunder;

(d)                                 evidence that all other actions that the Agents may deem necessary or desirable in order to create valid Liens on the property described in the Mortgages has been taken and the Loan Parties shall have complied with the requirements of Section

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6.22 of the Credit Agreement (as amended hereby) with respect to any Material Owned Real Estate (as defined in the Credit Agreement after giving effect to this Amendment);

(e)                                  all Obligations with respect to the Term Loan (as defined in the Credit Agreement prior to giving effect to this Amendment) or owing to the Term Loan Agent or the Term Lenders shall have been paid in full in immediately available funds;

(f)                                    the Intercreditor Agreement shall have been executed by all parties thereto and delivered to the Administrative Agent, and shall be in form and substance satisfactory to the Administrative Agent; and

(g)                                 except as waived pursuant to Section 5 below, no Default or Event of Default shall have occurred and be continuing, both before and immediately after giving effect to the execution of this Amendment and the consummation of the transactions contemplated hereunder.

5.                                       Limited Waiver.  Lenders hereby waive any Default or Event of Default relating to any breach of the representations, warranties and covenants in any of the Loan Documents relating to the Loan Parties’ and their Subsidiaries’ Intellectual Property to the extent that no such Default or Event of Default shall exist upon the effectiveness of this Amendment and the amendment and restatement of certain other Loan Documents in connection herewith; provided, that the waivers set forth in this Paragraph 5 shall not be deemed or otherwise construed to constitute a waiver of any other breach or violation or any other Default or Event of Default or any other provision of the Credit Agreement or the other Loan Documents.

6.                                       Additional Terms.

(a)                                  Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the Obligations by such Loan Party to the Collateral Agent, for the benefit of the Lenders, pursuant to the Security Documents to which such Loan Party is a party.  Each Loan Party acknowledges and agrees that all such liens and security interests granted by such Loan Party shall continue to secure the Obligations from and after the effectiveness of this Amendment. Each Loan Party hereby represents and warrants to the Agents and the Lenders that, pursuant to the Security Documents to which such Loan Party is a party, the Obligations are secured by liens on and security interests in all of such Loan Party’s assets to the extent required by the Security Documents.

(b)                                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, or any other Credit Party, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan

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Document, all of which are ratified, confirmed and reaffirmed in all respects by each Loan Party and shall continue in full force and effect. The Loan Parties hereby further ratify, confirm, and reaffirm that all of the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on the date hereof (except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (y) in the case of any representation and warranty qualified by materiality, in which case they shall be true and correct in all respects).

(c)                                  Except as otherwise expressly provided for herein, nothing herein shall be deemed to entitle the Borrowers to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein. After the effectiveness hereof, any reference in any Loan Document to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment is a Loan Document.

(d)                                 The Borrowers agree to reimburse the Agents and the Lenders for their respective reasonable out-of-pocket expenses incurred in connection with this Amendment and the transactions and documentation contemplated herein (including the reasonable fees, disbursements and other charges of Riemer & Braunstein LLP).

(e)                                  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(f)                                    This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

(g)                                 This Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

(h)                                 By executing this Amendment, each of the undersigned Guarantors hereby consent to this First Amendment and acknowledge and agree that the Facility Guaranty remains in full force and effect from and after the effectiveness hereof.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and their seals to be hereto affixed as the date first above written.

Borrowers:

COLDWATER CREEK U.S. INC.
as Lead Borrower and a Borrower

By:
Name:
Title:

COLDWATER CREEK THE SPA INC.

By:
Name:
Title:

COLDWATER CREEK MERCHANDISING & LOGISTICS INC.

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Guarantors:

COLDWATER CREEK INC.

By:
Name:
Title:

C SQUARED LLC

By:
Name:
Title:

ASPENWOOD ADVERTISING, INC.

By:
Name:
Title:

CWC WORLDWIDE SERVICES INC.

By:
Name:
Title:

COLDWATER CREEK SOURCING INC.

By:
Name:
Title:

CWC SOURCING LLC

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

CWC REWARDS INC.

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Agents:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

WELLS FARGO CREDIT, INC.,
as Term Loan Agent

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Swing Line Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

WELLS FARGO CREDIT, INC.,
as a Lender

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

SCHEDULE 1.01

Borrowers

1.               Coldwater Creek U.S. Inc., a Delaware corporation

2.               Coldwater Creek The Spa Inc., an Idaho corporation

3.               Coldwater Creek Merchandising & Logistics Inc., a Delaware corporation

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SCHEDULE 1.02

Guarantors

1.               Coldwater Creek Inc., a Delaware corporation

2.               C Squared LLC, a Delaware limited liability company

3.               Aspenwood Advertising, Inc., a Delaware corporation

4.               Coldwater Creek Sourcing Inc., an Idaho corporation

5.               CWC Sourcing LLC, an Idaho limited liability company

6.               CWC Worldwide Services Inc., an Idaho corporation

7.               CWC Rewards Inc., an Arizona corporation

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SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$70,000,000.00	100.000000%
TOTAL	$70,000,000.00	100.000000%

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SCHEDULE 5.01

Loan Parties Organizational Information

Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office / Principal Place of Business	Organizational ID Number	Federal Employer Identification Number
Coldwater Creek U.S. Inc.	Corporation	Delaware	One Coldwater Creek Drive Sandpoint, ID 83864	4389730	20-8028831
Coldwater Creek Inc.	Corporation	Delaware	One Coldwater Creek Drive Sandpoint, ID 83864	2585264	82-0419266
Coldwater Creek The Spa Inc.	Corporation	Idaho	One Coldwater Creek Drive Sandpoint, ID 83864	C-162369	20-3747592
C Squared LLC	Limited Liability Company	Delaware	One Coldwater Creek Drive Sandpoint, ID 83864	3932368	None
Aspenwood Advertising, Inc.	Corporation	Delaware	One Coldwater Creek Drive Sandpoint, ID 83864	3431538	14-1877427
Coldwater Creek Sourcing Inc.	Corporation	Idaho	One Coldwater Creek Drive Sandpoint, ID 83864	C-155353	02-0738530
CWC Sourcing LLC	Limited Liability Company	Idaho	One Coldwater Creek Drive Sandpoint, ID 83864	W-38677	None
CWC Worldwide Services Inc.	Corporation	Idaho	One Coldwater Creek Drive Sandpoint, ID 83864	C-170297	02-8028844
Coldwater Creek Merchandising & Logistics Inc.	Corporation	Delaware	One Coldwater Creek Drive Sandpoint, ID 83864	4552634	26-2483904
CWC Rewards Inc.	Corporation	Arizona	One Coldwater Creek Drive Sandpoint, ID 83864	1716273-2	45-3715382

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SCHEDULE 5.06

Litigation

None.

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SCHEDULE 5.08(b)(1)

Owned Real Estate

Owner	Owned Real Estate	Holder of Mortgage or Other Lien
Coldwater Creek Inc.	Schweitzer Duplex 319 Schweitzer Mtn Sandpoint, ID 83864 Bonner County	None.
Coldwater Creek Merchandising & Logistics Inc.	Corporate Headquarters Office One Coldwater Creek Drive Sandpoint, ID 83864 Bonner County	Term Loan Agent.

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SCHEDULE 5.08(b)(2)

Leased Real Estate

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	CENTRAL AVENUE 126 CENTRAL AVE. WESTFIELD, NJ 07090	UNION	126 CENTRAL AVENUE, LLC
COLDWATER CREEK U.S. INC	VILLAGE POINTE 17151 DAVENPORT ST., #M109 OMAHA, NE 68118	DOUGLAS	168TH AND DODGE, LP
COLDWATER CREEK U.S. INC	THE FORUM AT SONCY 3350 S. SONCY RD., #100 AMARILLO, TX79124	RANDALL	34TH & SONCY, LTD. GRACO REAL ESTATE
COLDWATER CREEK U.S. INC	BROOK 35 WEST 2157 HWY 35, #1 SEA GIRT, NJ 08750	MONMOUTH	35 WEST, LLC METROVATION
COLDWATER CREEK U.S. INC	THIRD AVE. (3RD & 68TH) 1172 THIRD AVE. NEW YORK, NY10065	NEW YORK	69TH TENANTS CORP.
COLDWATER CREEK U.S. INC	ABERCORN WALK 5525 ABERCORN ST., #70 SAVANNAH, GA31405	CHATHAM	ABERCORN (E&A), LLC
COLDWATER CREEK U.S. INC	ABERCORN WALK — STORAGE 5525 ABERCORN ST. SAVANNAH, GA31405	CHATHAM	ABERCORN (E&A), LLC
COLDWATER CREEK THE SPA INC.	THE SHOPSAT PEMBROKE GARDENS 322 SW 145TH TERRACE PEMBROKE PINES, FL33027	BROWARD	AD PEMBROKE LAND COMPANY, LLC
COLDWATER CREEK U.S. INC	THE SHOPS AT PEMBROKE GARDENS 330 SW 145TH TERRACE PEMBROKE PINES, FL33027	BROWARD	AD PEMBROKE LAND COMPANY, LLC
COLDWATER CREEK U.S. INC	ALDERWOOD 3000 184TH ST. S.W., #940 LYNNWOOD, WA98037	SNOHOMISH	ALDERWOOD MALL LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	ALGONQUIN COMMONS 2004 S. RANDALL RD. ALGONQUIN, IL60102	KANE	ALGONQUIN COMMONS, LLC
COLDWATER CREEK U.S. INC	ANNAPOLIS TOWNE CENTRE AT PAROLE 1915 TOWNE CENTER BLVD. ANNAPOLIS, MD21401	ANNE ARUNDEL	ANNAPOLIS TOWNE CENTRE AT PAROLE, LLC
COLDWATER CREEK U.S. INC	APACHE MALL 505 APACHE MALL ROCHESTER, MN55902	OLMSTED	APACHE MALL GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE ARBORETUM AT SOUTH BARRINGTON 100 WEST HIGGINS RD., STE. R-11 SOUTH BARRINGTON, IL60010	COOK	ARBORETUM OF SOUTH BARRINGTON, LLC
COLDWATER CREEK U.S. INC	DEL MONTE SHOPPING CENTER 250 DEL MONTE CENTER, SUITE #4 MONTEREY, CA 93940	MONTEREY	AMERICAN ASSETS TRUST, LP MACERICH
COLDWATER CREEK U.S. INC	ARLINGTON HIGHLANDS 4000 ARLINGTON HIGHLANDS BLVD., #149 ARLINGTON, TX 76018	TARRANT	ARLINGTON HIGHLANDS LTD.
COLDWATER CREEK U.S. INC	PAVILIONS 561 PAVILIONS LANE, SACRAMENTO, CA 95825	SACRAMENTO	DONAHUE SCHRIBER REALTY GROUP LP DONAHUE SCHRIBER

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Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	AUGUSTA MALL 3450 WRIGHTSBORO RD., # B210 AUGUSTA, GA 30909	RICHMOND	AUGUSTA MALL LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE AVENUE - FORSYTH 410 PEACHTREE PKWY, #242 CUMMING, GA 30041	FORSYTH	AVENUE FORSYTH LLC
COLDWATER CREEK U.S. INC	THE AVENUE - WEBB GIN 1350 SCENIC HWY., #300 SNELLVILLE, GA 30078	GWINNETT	AVENUE WEBB GIN, LLC
COLDWATER CREEK U.S. INC	MAGIC VALLEY MALL 1239 POLE LINE ROAD E. #301 TWIN FALLS, ID 83301	TWIN FALLS	MAGIC VALLEY MALL, L.L.C.
COLDWATER CREEK U.S. INC	BATTLEFIELD MALL 2825 S. GLENSTONE AVE., #F-18 SPRINGFIELD, MO65804	GREENE	BATTLEFIELD MALL, LLC
COLDWATER CREEK U.S. INC	BAYBROOK MALL 1040 BAYBROOK MALL FRIENDSWOOD, TX 77546	HARRIS	BAYBROOK MALL GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE SUMMIT - BIRMINGHAM 200 SUMMIT BLVD., #100 BIRMINGHAM, AL 35243	JEFFERSON	BAYER RETAIL COMPANY LLC BAYER PROPERTIES
COLDWATER CREEK U.S. INC	BAYSHORE 525 W. NORTHSHORE GLENDALE, WI53217	MILWAUKEE	BAYSHORE TOWN CENTER LLC STEINER
COLDWATER CREEK U.S. INC	GRAND BOULEVARD AT SANDESTIN 560 GRAND BLVD., #101 SANDESTIN, FL32550	WALTON	BAYTOWNE COMMERCIAL JOINT VENTURE PARTNERS
COLDWATER CREEK U.S. INC	BELLEVUE SQUARE 1070 BELLEVUE SQUARE BELLEVUE, WA98004	KING	BELLEVUE SQUARE MANAGERS, INC. KEMPER DEVELOPMENT
COLDWATER CREEK U.S. INC	WESTFIELD COUNTYSIDE 27001 US HWY 19 N. #2017 CLEARWATER, FL33761	PINELLAS	BELLWETHER PROPERTIES OF FLORIDA (LIMITED) WESTFIELD
COLDWATER CREEK THE SPA INC.	BELMAR 329 S. TELLER ST. LAKEWOOD, CO80226	JEFFERSON	BELMAR MAINSTREET HOLDINGS I, LLC
COLDWATER CREEK U.S. INC	BELMAR 340 S. TELLER ST. LAKEWOOD, CO80226	JEFFERSON	BELMAR MAINSTREET HOLDINGS I, LLC
COLDWATER CREEK U.S. INC	THE ORCHARD (ORCHARD PARK) 4005 N. BUFFALO RD., #200 ORCHARD PARK, NY 14127	ERIE	BENDERSON DEVELOPMENT COMPANY, INC.
COLDWATER CREEK U.S. INC	BRADLEY FAIR 1900 N. ROCK RD., #136 WICHITA, KS67206	SEDGWICK	BF OWNER, L.L.C.
COLDWATER CREEK U.S. INC	FIRST AVENUE (SANDPOINT) STORE 311 N. FIRST AVE. SANDPOINT, ID83864	BONNER	BIG BLUE LAKE LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT PIERCE HILL 1308 VESTAL PKWY. E., #5 VESTAL, NY 13850	BROOME	BINGHAMTON JOINT VENTURE, LC STANBERRY
COLDWATER CREEK U.S. INC	BIRCH RUN PREMIMUM OUTLETS 8825 MARKETPLACE DR., #F410 BIRCH RUN, MI48415	SAGINAW	BIRCH RUN OUTLETS II, LLC
COLDWATER CREEK U.S. INC	BLAKENEY 9830 REA RD., #D CHARLOTTE, NC28277	MECKLENBURG	BLAKENEY RETAIL, LLC CROSLAND

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Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	MAIN STREET PROMENADE 55 S. MAIN ST., #103 NAPERVILLE, IL60540	DU PAGE	BLOCK 418, LLC
COLDWATER CREEK THE SPA INC	MAIN STREET PROMENADE 55 S. MAIN ST., #200 NAPERVILLE, IL60540	DU PAGE	BLOCK 418, LLC
COLDWATER CREEK U.S. INC	HILLSDALE SHOPPING CENTER 336 HILLSDALE SHOPPING CENTER SAN MATEO, CA 94403	SAN MATEO	BOHANNON DEVELOPMENT COMPANY
COLDWATER CREEK U.S. INC	WESTFIELD BRANDON 856 BRANDON TOWN CENTER BRANDON, FL33511	HILLSBOROUGH	BRANDON SHOPPING CENTER PARTNERS, LTD WESTFIELD
COLDWATER CREEK U.S. INC	THE STREETS OF BRENTWOOD 2565 SAND CREEK RD. #116 BRENTWOOD, CA 94513	CONTRA COSTA	BRENTWOOD SPECIALTY CENTER, LLC
COLDWATER CREEK U.S. INC	BURLINGTON TOWN CENTER 49 CHURCH ST., #1034 BURLINGTON, VT05401	CHITTENDEN	BURLINGTON TOWN CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	BURLINGTON TOWN CENTER — STORAGE 49 CHURCH ST. BURLINGTON, VT05401	CHITTENDEN	BURLINGTON TOWN CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	BRIDGEPORT VILLAGE 7233 BRIDGEPORT RD. TIGARD, OR97224	WASHINGTON	BV CENTERCAL, LLC CHARTER OAK
COLDWATER CREEK THE SPA INC.	BRIDGEPORT VILLAGE 7449 S.W. BRIDGEPORT RD. TIGARD, OR97224	WASHINGTON	BV CENTERCAL, LLC
COLDWATER CREEK THE SPA INC.	BRIDGEPORT VILLAGE — STORAGE 7449 S.W. BRIDGEPORT RD. TIGARD, OR97224	WASHINGTON	BV CENTERCAL, LLC
COLDWATER CREEK U.S. INC	MILLCREEK MALL 600 MILLCREEK MALL ERIE, PA16565	ERIE	CAFARO MANAGEMENT COMPANY
COLDWATER CREEK U.S. INC	WESTFIELD CAPITAL PROMENADE 2511 4TH AVE., #106 OLYMPIA, WA98502	THURSTON	CAPITAL MALL LAND, LLC WESTFIELD
COLDWATER CREEK U.S. INC	VILLAGE AT LEESBURG 1603 VILLAGE MARKET BLVD SE, #116 LEESBURG, VA 20175	LOUDEN	CARLYLE/CYPRESS LEESBURG I, LLC CARLYLE-CYPRESS
COLDWATER CREEK U.S. INC	MIDTOWN VILLAGE 1800 MCFARLAND BLVD. EAST, #100 TUSCALOOSA, AL 35404	TUSCALOOSA	CARLYLE-CYPRESS TUSCALOOSA I, LLC CYPRESS EQUITIES
COLDWATER CREEK U.S. INC	LAKESIDE VILLAGE 1429 TOWNE CENTER DR. LAKELAND, FL33803	POLK	CASTO-OAKBRIDGE VENTURE, LTD
COLDWATER CREEK U.S. INC	THE MALL OF ACADIANA 5725 JOHNSTON ST., #E-212 LAFAYETTE, LA70503	LAFAYETTE	CBL & ASSOCIATES MANAGEMENT, INC.
COLDWATER CREEK U.S. INC	ALAMANCE CROSSING 3173 WALTHAM BLVD. BURLINGTON, NC27215	ALAMANCE	CBL & ASSOCIATES LTD. PARTNERSHIP
COLDWATER CREEK U.S. INC	CARY TOWNE CENTER 1105 WALNUT ST., #H157A CARY, NC27511	WAKE	CBL & ASSOCIATES MANAGEMENT, INC.
COLDWATER CREEK U.S. INC	MILFORD MARKETPLACE 1660 BOSTON POST RD. MILFORD, CT06460	NEW HAVEN	CBL & ASSOCIATES MANAGEMENT, INC.

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Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	PEARLAND TOWN CENTER 11200 BROADWAY ST #740 PEARLAND, TX 77584	BRAZORIA	CBL & ASSOCIATES MANAGEMENT, INC.
COLDWATER CREEK U.S. INC	THE DISTRICT AT CHERRYVALE 7180 HARRISON AVE., #1 ROCKFORD, IL61112	WINNEBAGO	CBL & ASSOCIATES MANAGEMENT, INC.
COLDWATER CREEK U.S. INC	TRIANGLE TOWN CENTER 5959 TRIANGLE TOWN BLVD., #EU2155 RALEIGH, NC27616	WAKE	CBL & ASSOCIATES MANAGEMENT, INC.
COLDWATER CREEK U.S. INC	WEST COUNTY CENTER 122 WEST COUNTY CENTER DES PERES, MO63131	SAINT LOUIS	CBL & ASSOCIATES MANAGEMENT, INC. WESTFIELD
COLDWATER CREEK U.S. INC	THE DISTRICT AT MONROEVILLE MALL 706 MALL CIRCLE DR. MONROEVILLE, PA15146	ALLEGHENY	CBL/MONROEVILLE EXPANSION, L.P.
COLDWATER CREEK U.S. INC	PARK PLAZA MALL 6000 W. MARKHAM ST., #2042 LITTLE ROCK, AR72205	PULASKI	CBL/PARK PLAZA MALL, LLC
COLDWATER CREEK U.S. INC	THE SHOPS AT FRIENDLY CENTER 3326 W. FRIENDLY AVE., #101 GREENSBORO, NC 27410	GUILFORD	CBL-SHOPS AT FRIENDLY, LLC
COLDWATER CREEK INC	CEDAR HILLS OFF-SITE STORAGE SPACE 4100 MCGHEE ROAD, SUITE M KOOTENAI, ID83840	BONNER	CEDAR HILLS CHURCH
COLDWATER CREEK U.S. INC	THE PROMENADE SHOPS AT CENTERRA 5855 SKY POND DR., #F154 LOVELAND, CO80538	LARIMER	CENTERRA LIFESTYLE CENTER, LLC POAG & MCEWEN
COLDWATER CREEK U.S. INC	THE AVENUE MURFREESBORO 2615 MEDICAL CENTER PKWY., #2055 MURFREESBORO, TN37129	RUTHERFORD	CF MURFREESBORO ASSOCIATES
COLDWATER CREEK U.S. INC	CHARLESTON TOWN CENTER 1095 CHARLESTON TOWN CENTER CHARLESTON, WV25389	KANAWHA	CHARLESTON TOWN CENTER COMPANY L.P. FOREST CITY
COLDWATER CREEK U.S. INC	PREMIER CENTRE 3410 HIGHWAY 190 MANDEVILLE, LA 70471	ST. TAMMANY PARISH	PREMIER MANDEVILLE, LLC
COLDWATER CREEK U.S. INC	THE CROSSINGS PREMIUM OUTLETS 1000 RTE. 611, # I-01 TANNERSVILLE, PA18372	MONROE	CHELSEA POCONO FINANCE, LLC
COLDWATER CREEK U.S. INC	OSAGE BEACH PREMIUM OUTLETS 4540 HWY. 54, #H-3 OSAGE BEACH, MO65065	CAMDEN	CHELSEA PROPERTY GROUP
COLDWATER CREEK U.S. INC	TOWNE PLACE AT GARDEN STATE PARK 957 HADDONFIELD RD., #K120 CHERRY HILL, NJ 08002	CAMDEN	CHERRY HILL TOWNE CENTER PARTNERS, LLC
COLDWATER CREEK U.S. INC	CLACKAMAS TOWN CENTER 12000 SE 82ND AVE., #K117 PORTLAND, OR97086	CLACKAMAS	CLACKAMAS TOWN CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE PROMENADE SHOPS AT CLIFTON 852 ROUTE 3 #100 CLIFTON, NJ 07012	PASSAIC	CLIFTON LIFESTYLE CENTER, LLC POAG & MCEWEN
COLDWATER CREEK U.S. INC	ROOKWOOD COMMONS 2647 EDMONDSON RD. CINCINNATI, OH45209	HAMILTON	JEFFREY R. ANDERSON
COLDWATER CREEK U.S. INC	THE PROMENADE AT COCONUT CREEK 4449 LYONS RD. #J-101 COCONUT CREEK, FL 33073	BROWARD	COCONUT CREEK DEVELOPMENT, LLC STANBERY

10

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	COCONUT POINT 23190 FASHION DR. #105 ESTERO, FL 33928	LEE	COCONUT POINT DEVELOPERS, LLC SIMON
COLDWATER CREEK U.S. INC	WINTER GARDEN VILLAGE AT FOWLER GROVE 3267 DANIELS RD., STE. 102 WINTER GARDEN, FL 34787	ORANGE	COLE MT WINTER GARDEN FL, LLC
COLDWATER CREEK U.S. INC	COLUMBIA CENTER 1321 N. COLUMBIA CENTER BLVD., #801 KENNEWICK, WA99336	BENTON	COLUMBIA MALL PARTNERSHIP SIMON
COLDWATER CREEK U.S. INC	COLUMBIA MALL 2300 BERNADETTE DR., #103 COLUMBIA, MO65203	BOONE	COLUMBIA MALL, L.LC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE STREETS OF CHESTER 270 S.O.C. ST. ROUTE 206 SOUTH CHESTER, NJ 07930	MORRIS	CONTINENTAL RETAIL PROPERTY SERVICES
COLDWATER CREEK U.S. INC	THE STREETS OF TANASBOURNE 2100 NW ALLIE AVE., #450 HILLSBORO, OR97124	WASHINGTON	CONTINENTAL TANASBOURNE, LLC
COLDWATER CREEK U.S. INC	GALLERIA OF MT. LEBANON 1500 WASHINGTON BLVD. MT. LEBANON, PA15228	ALLEGHENY	CONTINENTAL/GALLERIA, LP
COLDWATER CREEK U.S. INC	CORAL RIDGE MALL 1451 CORAL RIDGE AVE., #118 CORALVILLE, IA52241	JOHNSON	CORAL RIDGE
COLDWATER CREEK U.S. INC	FACTORY STORES AT LINCOLN CITY 1500 S.E. DEVILS LAKE RD., #407 LINCOLN CITY, OR97367	LINCOLN	COROC/LINCOLN CITY L.L.C.
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER -PARK CITY 6699 N. LANDMARK DR., #E100 PARK CITY, UT84098	SUMMIT	COROC/PARK CITY L.L.C. TANGER PROPERTIES LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER BAYSIDE 36725 BAYSIDE OUTLET DR., STE. 720 REHOBOTH BEACH, DE19971	SUSSEX	COROC/REHOBOTH II L.L.C.
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER - FOLEY 2601 S. MCKENZIE ST., #P5 FOLEY, AL36535	BALDWIN	COROC/RIVIERA L.L.C. TANGER PROPERTIES LP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER - TUSCOLA A200 TUSCOLA BLVD., #4002 TUSCOLA, IL 61953	DOUGLAS	COROC/TUSCOLA L.L.C.
COLDWATER CREEK U.S. INC	THE AVENUE - VIERA 2261 TOWN CENTER AVE., #102 MELBOURNE, FL 32940	BREVARD	CP VENTURE FIVE - AV LLC
COLDWATER CREEK U.S. INC	THE AVENUE - WEST COBB 3625 DALLAS HWY., #560 MARIETTA, GA 30064	COBB	CP VENTURE FIVE - AWC LLC COUSINS PROPERTIES
COLDWATER CREEK U.S. INC	THE AVENUE - EAST COBB 4475 ROSWELL RD., #1410 MARRIETTA, GA 30062	COBB	CP VENTURE FIVE-AEC, LLC
COLDWATER CREEK U.S. INC	THE AVENUE - PEACHTREE CITY 508 CIRCLE GATE PEACHTREE CITY, GA 30269	FAYETTE	CP VENTURE FIVE-APC, LLC
COLDWATER CREEK U.S. INC	SHOPS AT BRINTON LAKE 923 BALTIMORE PIKE GLEN MILLS, PA19342	DELAWARE	CPBP-VII ASSOCIATES, L.P. BRINTON LAND DEVELOPMENT
COLDWATER CREEK U.S. INC	VACAVILLE PREMIUM OUTLETS 111-A NUT TREE RD. VACAVILLE, CA 95687	SOLANO	CPG FINANCE II LLC

11

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	HOUSTON PREM OUTLETS 29300 HEMPSTEAD RD. #301 CYPRESS, TX 77433	HARRIS	CPG HOUSTON HOLDINGS, L.P.
COLDWATER CREEK U.S. INC	ALBERTVILLE PREM OUTLETS 6415 LABEAUX AVE. NE #B050 ALBERTVILLE, MN55301	WRIGHT	CPG PARTNERS, L.P.
COLDWATER CREEK U.S. INC	DESERT HILLS PREMIUM OUTLETS 48400 SEMINOLE DR., #520 CABAZON, CA 92230	RIVERSIDE	CPG PARTNERS, L.P.
COLDWATER CREEK U.S. INC	NORTH GEORGIA PREMIUM OUTLETS 800 HIGHWAY 400 SOUTH DAWSONVILLE, GA 30534	DAWSON	CPG PARTNERS, L.P.
COLDWATER CREEK U.S. INC	SEATTLE PREMIUM OUTLETS 10600 QUIL CEDA BLVD. #100 TULALIP, WA98271	SNOHOMISH	CPG PARTNERS, L.P.
COLDWATER CREEK U.S. INC	PHIPPS PLAZA 3500 PEACHTREE RD., #2084 ATLANTA, GA 30326	FULTON	CPI-PHIPPS LIMITED LIABILITY COMPANY
COLDWATER CREEK U.S. INC	SILVERTHORNE FACTORY STORES 227-M BLUE RIVER PKWY. SILVERTHORNE, CO80498	SUMMIT	CRAIG REALTY GROUP
COLDWATER CREEK U.S. INC	TOWNE CENTER AT CEDAR LODGE 7455 CORPORATE BLVD., #425 BATON ROUGE, LA70809	EAST BATON ROUGE	CREEKSTONE CEDAR LODGE I, LLC MOODY RAMBIN
COLDWATER CREEK U.S. INC	CRESTVIEW HILLS TOWN CENTER 2849 TOWN CENTER BLVD. CRESTVIEW HILLS, KY41017	KENTON	CRESTVIEW HILLS TOWN CENTER, LLC
COLDWATER CREEK U.S. INC	CROCKER PARK 124 MAIN ST. WESTLAKE, OH44145	CUYAHOGA	CROCKER PARK, LLC
COLDWATER CREEK U.S. INC	CROSSROADS CENTER 4101 W. DIVISION ST. #A22 ST. CLOUD, MN56301	STEARNS	CROSSROADS CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE SHOPS AT BRIARGATE 1845 BRIARGATE PKWY., #439 COLORADO SPRINGS, CO80920	EL PASO	CS LIFESTYLE CENTER, LLC PAG & MCEWEN
COLDWATER CREEK U.S. INC	DANBURY FAIR MALL 7 BACKUS AVE. #G-106 DANBURY, CT06810	FAIRFIELD	DANBURY MALL, LLC
COLDWATER CREEK U.S. INC	ORLAND PARK CROSSING 9500 143RD ST., #200 ORLAND PARK, IL 60462	COOK	DAVIS STREET LAND COMPANY
COLDWATER CREEK U.S. INC	THE MEADOWS AT LAKE ST. LOUIS 11 MEADOWS CIR. DR., #422 LAKE SAINT LOUIS, MO63367	SAINT LOUIS CITY	DAVIS STREET LAND COMPANY OF MISSOURI III, LLC
COLDWATER CREEK U.S. INC	THE MALL AT GREEN HILLS 2126 ABBOTT MARTIN RD., #315 NASHVILLE, TN37215	DAVIDSON	DAVIS STREET LAND COMPANY OF TENNESSEE, L.L.C
COLDWATER CREEK U.S. INC	VILLAGE AT STONE OAK 22702 US HWY 281 N., #114 SAN ANTONIO, TX 78259	BEXAR	DDR DB STONE OAK LP REATA
COLDWATER CREEK U.S. INC	DEERFIELD TOWNE CENTER 5585 DEERFIELD BLVD. MASON, OH45040	WARREN	DEERFIELD TOWNE CENTER HOLDING COMPANY JEFFREY R. ANDERSON
COLDWATER CREEK U.S. INC	ASPEN GROVE 7301 S. SANTA FE DR., #240 LITTLETON, CO80120	ARAPAHOE	DEVELOPERS DIVERSIFIED REALTY CORP.
COLDWATER CREEK U.S. INC	TOWN CENTER PLAZA 5056 W. 119TH ST. LEAWOOD, KS66209	JOHNSON	DEVELOPERS DIVERSIFIED REALTY CORP.

12

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	TOWN CENTER PLAZA — STORAGE 5056 W. 119TH ST. LEAWOOD, KS66209	JOHNSON	DEVELOPERS DIVERSIFIED REALTY CORP.
COLDWATER CREEK U.S. INC	DEER PARK TOWN CENTER 20530 N. RAND RD., #310 DEER PARK, IL 60010	LAKE	DEVELOPERS DIVERSIFIED REALTY CORPORATION
COLDWATER CREEK U.S. INC	FIG GARDEN VILLAGE 746 W. SHAW AVE. FRESNO, CA 93704	FRESNO	DONAHUE SCHRIBER REALTY GROUP, L.P.
COLDWATER CREEK U.S. INC	WOODBURY COMMON SHOPPING CENTER 8285 JERICHO TURNPIKE WOODBURY, NY 11797	NASSAU	KABRO ASSOCIATES OF WOODBURY LLC
COLDWATER CREEK U.S. INC	EASTERN SHORE CENTRE 30500 STATE HWY. 181, #132 SPANISH FORT, AL 36527	BALDWIN	EASTERN SHORE CENTRE LC, LLC JIM WILSON & ASSOC.
COLDWATER CREEK U.S. INC	EASTVIEW MALL 802 EASTVIEW MALL VICTOR, NY 14564	ONTARIO	EASTVIEW MALL, LLC MACERICH
COLDWATER CREEK U.S. INC	EDEN PRAIRIE CENTER 8251 FLYING CLOUD DR., #1020 EDEN PRAIRIE, MN55344	HENNEPIN	EDEN PRAIRIE CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	EDINBURGH PREMIUM OUTLETS 11825 N.E. EXECUTIVE DR. EDINBURGH, IN46124	JOHNSON	EDINBURG PREMIUM OUTLET
COLDWATER CREEK U.S. INC	EL PASEO COLLECTION PROMENADE 73-199 EL PASEO, #A PALM DESERT, CA 92260	RIVERSIDE	EL PASEO COLLECTION PROMENADE LLC
COLDWATER CREEK U.S. INC	THE SHOPS AT LONG WHARF 49 LONG WARF MALL #G NEWPORT, RI02840	NEWPORT	ELMWAL ASSOCIATES, LLC
COLDWATER CREEK U.S. INC	EQUINOX SQUARE 365 DEPOT RD., STE. 1 MANCHESTER CENTER, VT05255	BENNINGTON	EQUINOX 101 REALTY
COLDWATER CREEK U.S. INC	WATERFORD COMMONS 915 HARTFORD TURNPIKE, #G-7 WATERFORD, CT06385	NEW LONDON	ERT AUSTRALIAN MANAGEMENT, L.P. CBL
COLDWATER CREEK U.S. INC	THE SHOPS AT EVERGREEN WALK 200 EVERGREEN WY., #240 SOUTH WINDSOR, CT06074	HARTFORD	EVERGREEN WALK LIFESTYLE CENTER, LLC POAG & MCEWEN
COLDWATER CREEK U.S. INC	WESTFIELD NORTH COUNTY 200 VIA RANCHO PKWY, #125 ESCONDIDO, CA 92025	SAN DIEGO	EWH ESCONDIDO ASSOCIATES, L.P. WESTFIELD
COLDWATER CREEK U.S. INC	GILROY PREMIUM OUTLETS 8555 SAN YSIDRO AVE., D-020 GILROY, CA 95020	SANTA CLARA	F/C GILROY DEVELOPMENT
COLDWATER CREEK U.S. INC	LIGHTHOUSE PLACE PREMIUM OUTLETS 413 LIGHTHOUSE PL. MICHIGAN CITY, IN46360	LA PORTE	F/C MICHIGAN CITY DEVELOPMENT LLC
COLDWATER CREEK U.S. INC	WATERLOO PREMIUM OUTLETS 655 RT. 318, #83 WATERLOO, NY 13165	SENECA	F/C WATERLOO DEVELOPMENT LLC
COLDWATER CREEK U.S. INC	FAIR OAKS 11820L FAIR OAKS MALL FAIRFAX, VA22033	FAIRFAX	FAIRFAX COMPANY OF VIRGINIA, LLC TAUBMAN
COLDWATER CREEK U.S. INC	FIRST & MAIN BLACKSBURG 1460 SOUTH MAIN ST., #114 BLACKSBURG, VA24060	MONTGOMERY	FAIRMOUNT NB BLACKSBURG LLC

13

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	GATEWAY STATION I 1501 UNIVERSITY DRIVE EAST, SPACE 03 COLLEGE STATION, TX 77840	BRAZOS	INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.
COLDWATER CREEK U.S. INC	THE PROMENADE BOLINGBROOK 641 E. BOUGHTON RD., #140 BOLINGBROOK, IL 60440	WILL	FC JANES PARK, LLC FOREST CITY
COLDWATER CREEK U.S. INC	FIRST COLONY MALL 16535 SOUTHWEST FWY., #1015 SUGAR LAND, TX 77479	FORT BEND	FIRST COLONY MALL
COLDWATER CREEK U.S. INC	VILLAGE SQUARE AT DANA PARK 1822 S. VAL VISTA DR., #106 MESA, AZ 85204	MARICOPA	VILLAGE SQUARE DANA PARK LLC TRIPLE 5
COLDWATER CREEK U.S. INC	FLATIRON CROSSING #1 W. FLATIRON CIR., #2156 BROOMFIELD, CO80021	BROOMFIELD	FLATIRON HOLDING, LLC MACERICH
COLDWATER CREEK U.S. INC	THE FORUM ON PEACHTREE PARKWAY 5151 PEACHTREE PKWY., #705 NORCROSS, GA 30092	GWINNETT	FOURTH QUARTER PROPERTIES XIX FORUM DEV
COLDWATER CREEK U.S. INC	THE FORUM AT CARLSBAD 1925 CALLE BARCELONA, #164 CARLSBAD, CA 92009	SAN DIEGO	FOURTH QUARTER PROPERTIES XIX, LLC FORUM DEVELOPMENT
COLDWATER CREEK U.S. INC	FOX RIVER MALL 4301 W. WISCONSIN AVE., #154 APPLETON, WI54913	OUTAGAMIE	FOX RIVER SHOPPING CENTER LLP GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	FREEHOLD RACEWAY MALL 3710 RTE. 9, #2810 FREEHOLD, NJ 07728	MONMOUTH	FREEMALL ASSOCIATES, LLC
COLDWATER CREEK U.S. INC	SAN FRANCISCO ST. (SANTA FE) 123 W. SAN FRANCISCO ST. SANTA FE, NM87501	SANTA FE	G.E. PARIS BUILDING, LLC GREER ENTERPRISES
COLDWATER CREEK U.S. INC	GALLATIN CENTER 1975 CATTAIL DR., #A BOZEMAN, MT59718	GALLATIN	GALLATIN TR, L.P.
COLDWATER CREEK U.S. INC	UPTOWN GIG HARBOR 4621 POINT FOSDICK DR., NW #100 GIG HARBOR, WA98335	PIERCE	GATEWAY CAPITAL, LLC
COLDWATER CREEK U.S. INC	THE VILLAGE AT GARDEN CITY CENTER 35 HILLSIDE RD. CRANSTON, RI02920	PROVIDENCE	GATEWAY WOODSIDE PROPERTIES, INC. GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	QUAIL CREEK CROSSING 3131 LAWRENCE ROAD WICHITA FALLS, TX 76308-1617	WICHITA	GGP LIMITED PARTNERSHIP GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	PARK PLACE 5870 E. BROADWAY BLVD. #152 TUCSON, AZ 85711	PIMA	GGPLP LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE WOODLANDS MALL 1201 LAKE WOODLANDS DR., #1056 THE WOODLANDS, TX 77380	MONTGOMERY	GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	GENESEE VALLEY CENTER 4362 MILLER RD., #E-2 FLINT, MI48507	GENESEE	GENESEE VALLEY PARTNERS, LP TURNBERRY
COLDWATER CREEK U.S. INC	GENEVA COMMONS 310 COMMONS DR., #2090 GENEVA, IL 60134	KANE	GENEVA RETAIL COMPANY, LLC

14

Lessee	Address of Real Property	County	Lessor
JEFFERY R. ANDERSON
COLDWATER CREEK U.S. INC	COLUMBIANA CENTRE 100 COLUMBIANA CR., #1048 COLUMBIA, SC29212	LEXINGTON	GGP-COLUMBIANA TRUST
COLDWATER CREEK U.S. INC	THE MAINE MALL 364 MAINE MALL RD. #W137 SOUTH PORTLAND, ME04106	CUMBERLAND	GGP-MAINE MALL L.L.C.
COLDWATER CREEK U.S. INC	STEEPLEGATE 270 LOUDON RD., #1161 CONCORD, NH03301	MERRIMACK	GGP-STEEPLEGATE, INC.
COLDWATER CREEK U.S. INC	COEUR D ALENE OFFICE 751 WEST HANLEY AVENUE COEUR D ALENE, ID83815	KOOTENAI	FOOTHILL SHADOWS LLC
COLDWATER CREEK U.S. INC	THE SHOPS AT SOMERSET SQUARE 140 GLASTONBURY BLVD., #10 GLASTONBURY, CT06033	HARTFORD	GLASTONBURY SOMERSET, LLC
COLDWATER CREEK U.S. INC	KINGSGATE CENTER 8201 QUAKER AVE., #118 LUBBOCK, TX 79424	LUBBOCK	GPF LUBBOCK ASSOCIATES LIMITED PARTNERSHIP GRACO REAL ESTATE
COLDWATER CREEK U.S. INC	THE SOUTHLANDS 6240 S. MAIN ST. #101 AURORA, CO80016	ARAPAHOE	GRANITE SOUTHLANDS TOWN CENTER LLC ALBETA DEVELOPMENT
COLDWATER CREEK U.S. INC	LAKESIDE SHOPPING CENTER 3301 VETERANS BLVD., #39 METAIRIE, LA70002	JEFFERSON	GREATER LAKESIDE CAUSEWAY CORP
COLDWATER CREEK U.S. INC	GREEN OAK VILLAGE PLACE 9700 VILLAGE PLACE BLVD. BRIGHTON, MI48116	LIVINGSTON	GREEN OAK VILLAGE PLACE, LLC LORMAX
COLDWATER CREEK U.S. INC	THE GREENE 68 PLUM ST. BEAVERCREEK, OH45440	MONTGOMERY	GREEN TOWN CENTER LLC
COLDWATER CREEK U.S. INC	GREENWAY STATION 1620 DEMING WY., #102 MIDDLETON, WI53562	DANE	GREENWAY STATION SPE, LLC
COLDWATER CREEK U.S. INC	KERCHEVAL PLACE 17010 KERCHEVAL AVE. GROSSE POINTE, MI48230	WAYNE	GROSSE POINT ST. CLAIR ASSOCIATES, LLC
COLDWATER CREEK U.S. INC	PRIME OUTLETS AT GROVE CITY 1911 LEESBURG GROVE CITY RD., #1265 GROVE CITY, PA16127	MERCER	GROVE CITY FACTORY SHOPS LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	HERITAGE SQUARE 7135 HERITAGE SQUARE DR., #330 MISHAWAKA, IN46530	ST. JOSEPH	GUMWOOD HP SHOPPING PARTNERS, L.P.
COLDWATER CREEK U.S. INC	HAMILTON TOWN CENTER 13976 TOWN CENTER BLVD., #100 NOBLESVILLE, IN46060	HAMILTON	HAMILTON TOWN CENTER, LLC HAMILTON TOWN CENTER, LLC SIMON
COLDWATER CREEK U.S. INC	BRANSON LANDING 1005 BRANSON LANDING BLVD. BRANSON, MO65616	TANEY	HCW PRIVATE DEVELOPMENT, LLC
COLDWATER CREEK U.S. INC	HIGHLAND VILLAGE SHOPPING CENTER 4050 WESTHEIMER RD. HOUSTON, TX 77027	HARRIS	HIGHLAND VILLAGE, LP
COLDWATER CREEK U.S. INC	THE SHOPS AT HIGHLAND VILLAGE 4041 WALLER CREEK, #180 HIGHLAND VILLAGE, TX 75077	DENTON	HIGHLAND VILLAGE, LP REGENCY CENTERS

15

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	HILL COUNTRY GALLERIA 12912 HILL COUNTRY BLVD., #G120 BEE CAVE, TX 78738	TRAVIS	HILL COUNTRY GALLERIA, L.P.
COLDWATER CREEK U.S. INC	WESTVIEW PROMENADE 5265 BUCKEYSTOWN PIKE FREDERICK, MD21703	FREDERICK	HILL MANAGEMENT SERVICE WESTVIEW PROMENADE PROPERTIES, LLC
COLDWATER CREEK U.S. INC	BILTMORE VILLAGE 10 BROOK ST., #130 ASHEVILLE, NC 28803	BUNCOMBE	HISTORIC BILTMORE VILLAGE, LLC
COLDWATER CREEK U.S. INC	OXMOOR CENTER 7900 SHELBYVILLE RD., #B-3 LOUISVILLE, KY40222	JEFFERSON	HOCKER OXMOOR LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	ALAMO QUARRY MARKET 255 E. BASSE, #1014 SAN ANTONIO, TX 78209	BEXAR	HOLDINGS, LLC REATA
COLDWATER CREEK U.S. INC	HOLYOKE MALL AT INGLESIDE 50 HOLYOKE ST., #358 HOLYOKE, MA01040	HAMPDEN	HOLYOKE MALL COMPANY LP PYRAMID
COLDWATER CREEK U.S. INC	FIRST & MAIN (HUDSON) 112 FIRST ST. HUDSON, OH44236	SUMMIT	HUDSON VILLAGE DEVELOPMENT COMPANY, LTD
COLDWATER CREEK U.S. INC	ABQ UPTOWN 2240 Q ST.NE, #A ALBUQUERQUE, NM87110	BERNALILLO	HUNT UPTOWN, LLC
COLDWATER CREEK U.S. INC	HUNT VALLEY TOWNE CENTER 118 SHAWAN RD. #F HUNT VALLEY, MD21030	BALTIMORE	HUNT VALLEYTOWNE CENTRE, LLC IRWIN L GREENBURG
COLDWATER CREEK U.S. INC	BRIDGE STREET TOWN CENTRE 340 THE BRIDGE STREET, #148 HUNTSVILLE, AL 35806	MADISON	HUNTSVILLE SHORES, LLC O&S HOLDINGS
COLDWATER CREEK U.S. INC	THE SHOPPES AT GRAND PRAIRIE 5201 W. WAR MEMORIAL DR., #260 PEORIA, IL 61615	PEORIA	IMI GRAND PRAIRIE, LLC
COLDWATER CREEK U.S. INC	JEFFERSON POINTE 4130 W. JEFFERSON BLVD., #I-4 FT. WAYNE, IN46804	ALLEN	IMI JEFFERSON POINTE, LLC MADISON-MARQUET
COLDWATER CREEK U.S. INC	MOUNT PLEASANT TOWN CENTER 1242 BELK DR. MOUNT PLEASANT, SC29464	CHARLESTON	IMI MOUNT PLEASANT LLC BAYER PROPERTIES
COLDWATER CREEK U.S. INC	THE STREETS OF INDIAN LAKE 300 INDIAN LAKE BLVD., BLDG. C #100 HENDERSONVILLE, TN37075	SUMNER	INDIAN LAKE SPECIALTY CENTER, LLC
COLDWATER CREEK U.S. INC	THE STREETS OF CRANBERRY 20430 RTE. 19, #110 CRANBERRY TOWNSHIP, PA16066	BUTLER	INLAND AMERICAN CRANBERRY SPECIALTY, LP CONTINENTAL
COLDWATER CREEK U.S. INC	THE GATEWAY 30 S. RIO GRANDE ST. SALT LAKE CITY, UT84101	SALT LAKE	THE BOYER CO
COLDWATER CREEK U.S. INC	EASTWOOD TOWNE CENTER 3030 TOWNE CENTRE BLVD. LANSING, MI48912	EATON	INLAND WESTERN LANSING EASTWOOD, LLC JEFFREY R. ANDERSON
COLDWATER CREEK U.S. INC	CENTRAL TEXAS MARKETPLACE 2428 WEST LOOP 340, #5 WACO, TX 76711	MCLENNAN	INLAND WESTERN WACO CENTRAL LP AIG BAKER

16

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	THE TRAILS SHOPPING CENTER 340 N. NOVA RD. ORMOND BEACH, FL 32174	VOLUSIA	J-6 LAND PARTNERS, LTD.
COLDWATER CREEK U.S. INC	CHAMPIONS FOREST PLAZA 5444 F.M. 1960 W. HOUSTON, TX 77069	HARRIS	JIM R. SMITH
COLDWATER CREEK U.S. INC	JORDAN CREEK TOWN CENTER 101 JORDAN CREEK PKWY., #11130 WEST DES MOINES, IA50266	POLK	JORDAN CREEK TOWN CENTER
COLDWATER CREEK U.S. INC	THE ORCHARD 8619 CLINTON ST. NEW HARTFORD, NY 13413	ONEIDA	JUDD DEVELOPMENT GROUP, LLC
COLDWATER CREEK U.S. INC	THE CROSSROADS 6650 S. WESTNEDGE, #127 PORTAGE, MI49024	KALAMAZOO	KALAMAZOO MALL L.L.C. GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	KENT STATION 438 RAMSAY WAY, #101 KENT, WA98032	KING	KENT STATION, L.L.C.
COLDWATER CREEK U.S. INC	THE FASHION DISTRICT AT EASTON 4015 THE STRAND WEST COLUMBUS, OH 43219	FRANKLIN	EASTON TOWN CENTER II, LLC
COLDWATER CREEK U.S. INC	LACENTERRA AT CINCO RANCH 23501 CINCO RANCH BLVD., #B-130 KATY, TX 77494	FORT BEND	LACENTERRA AT CINCO RANCH, L.P.
COLDWATER CREEK U.S. INC	THE SHOPS ON LANE AVENUE 1659 W. LANE AVE. UPPER ARLINGTON, OH43221	FRANKLIN	LANE AVENUE 450 LLC UAP COLUMBUS
COLDWATER CREEK U.S. INC	LAUREL PARK PLACE 37580 W. SIX MILE RD. LIVONIA, MI48152	WAYNE	LAUREL PARK RETAIL PROPERTIES LLC
COLDWATER CREEK U.S. INC	LAUREL PARK PLACE — STORAGE 37580 W. SIX MILE RD. LIVONIA, MI48152	WAYNE	LAUREL PARK RETAIL PROPERTIES LLC
COLDWATER CREEK U.S. INC	HAMILTON CORNER 2115 GUN BARREL RD., #9 CHATTANOOGA, TN37421	HAMILTON	LEBCON ASSOCIATES CBL
COLDWATER CREEK U.S. INC	LEGACY VILLAGE 25313 CEDAR RD. LYNDHURST, OH44124	CUYAHOGA	LEGACY VILLAGE INVESTORS, LLC
COLDWATER CREEK U.S. INC	LEHIGH VALLEY MALL 905 LEHIGH LIFESTYLE CENTER, STE. 1306 WHITEHALL, PA18052	LEHIGH	LEHIGH VALLEY ASSOCIATES C/O KRAVCO SIMON COMPANY
COLDWATER CREEK U.S. INC	THE TOWN CENTER AT LEVIS COMMONS 3110 LEVIS COMMONS BLVD. PERRYSBURG, OH43551	WOOD	LEVIS COMMONS, LLC
COLDWATER CREEK U.S. INC	FAYETTE MALL 3401 NICHOLASVILLE RD., #C-328 LEXINGTON, KY40503	FAYETTE	LEXINGTON JOINT VENTURE
COLDWATER CREEK U.S. INC	PROMENADE AT CHENAL 17809 CHENAL PKWY #G-111 LITTLE ROCK, AR72223	PULASKI	LITTLE ROCK DEVELOPMENT COMPANY
COLDWATER CREEK U.S. INC	THE MARKET COMMONS, MYRTLE BEACH 3081 HOWARD AVE MYRTLE BEACH, SC29577	HORRY	LUK-MB1, LLC
COLDWATER CREEK U.S. INC	PRIME OUTLETS ST. AUGUSTINE 500 PRIME OUTLETS BLVD., #1000 ST. AUGUSTINE, FL 32084	SAINT JOHNS	LVP ST. AUGUSTINE OUTLETS LLC
COLDWATER CREEK U.S. INC	LEGACY VILLAGE AT SPRING HILL 9 DU RHU DR., #390 MOBILE, AL 36608	MOBILE	THE MITCHELL COMPANY

17

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	MACARTHUR CENTER 300 MONTICELLO AVE., #284 NORFOLK, VA23510	NORFOLK CITY	MACARTHUR SHOPPING CENTER LLC TAUBMAN
COLDWATER CREEK U.S. INC	BROADWAY PLAZA 1280 BROADWAY PLAZA, #A75 WALNUT CREEK, CA 94596	CONTRA COSTA	MACERICH NORTHWESTERN ASSOCIATES
COLDWATER CREEK U.S. INC	THE OAKS 512 W. HILLCREST DR. THOUSAND OAKS, CA 91360	VENTURA	MACERICH OAKS LLC
COLDWATER CREEK U.S. INC	RIMROCK MALL 316 24TH ST. WEST BILLINGS, MT59102	YELLOWSTONE	MACERICH RIMROCK LP
COLDWATER CREEK U.S. INC	TWENTY NINTH STREET 1810 29TH ST., #1028 BOULDER, CO80301	BOULDER	MACERICH TWENTY NINTH STREET LLC
COLDWATER CREEK U.S. INC	THE VILLAGE AT VINTAGE FAIRE 3401 DALE RD. #W5 MODESTO, CA 95356	STANISLAUS	MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	WESTFIELD MAIN PLACE 2800 N. MAIN ST., #280 SANTA ANA, CA 92705	ORANGE	MAINPLACE SHOPPINGTOWN LLC WESTFIELD
COLDWATER CREEK U.S. INC	WESTFIELD MAIN PLACE — STORAGE 2800 N. MAIN ST., SANTA ANA, CA 92705	ORANGE	MAINPLACE SHOPPINGTOWN LLC WESTFIELD
COLDWATER CREEK U.S. INC	SOLOMON POND MALL 601 DONALD LYNCH BLVD., #S114A MARLBOROUGH, MA01752	MIDDLESEX	MALL AT SOLOMON POND, LLC SIMON
COLDWATER CREEK U.S. INC	THE MALL AT TURTLE CREEK 3000 E. HIGHLAND DR., #503 JONESBORO, AR72401	CRAIGHEAD	MALL AT TURTLE CREEK LLC
COLDWATER CREEK U.S. INC	MALL OF GEORGIA 3333 BUFORD DRIVE, #VB01A BUFORD, GA 30519	GWINNETT	MALL OF GEORGIA, LLC
COLDWATER CREEK U.S. INC	VILLAGE MALL 1627-30 OPELIKA RD. AUBURN, AL36830	LEE	MARELDA UNIVERSITY VILLAGE MALL LLC JONES LANG LASALLE
COLDWATER CREEK U.S. INC	THE COURTYARD AT MARKET PLACE 2000 N. NEIL ST., #104 CHAMPAIGN, IL 61820	CHAMPAIGN	MARKET PLACE SHOPPING CENTER 11 GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	MASHPEE COMMONS 5 NORTH ST. MASHPEE, MA02649	BARNSTABLE	MASHPEE COMMONS LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	MAYFAIR MALL 2500 N. MAYFAIR RD. WAUWATOSA, WI53226	MILWAUKEE	MAYFAIR MALL GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	MAYFAIRE TOWN CENTER 6849 MAIN ST. WILMINGTON, NC 28405	NEW HANOVER	MAYFAIRE RETAIL, LLC
COLDWATER CREEK U.S. INC	LAKEPORT COMMONS 5001 SERGEANT RD., #220 SIOUX CITY, IA51106	WOODBURY	MB SIOUX CITY LAKEPORT, LLC CORMAC
COLDWATER CREEK U.S. INC	OAKWAY CENTER 3 OAKWAY CENTER EUGENE, OR97401	LANE	MCKAY INVESTMENT COMPANY, LLC OPUS

18

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	THE VILLAGE OF ROCHESTER HILLS 364 N. ADAMS RD. ROCHESTER HILLS, MI48309	OAKLAND	MEADOWBROOK ASSOCIATES, LLC ROBERT B. AIKEN
COLDWATER CREEK U.S. INC	METROPOLIS 2539 FUTURA PARK WY., #J100 PLAINFIELD, IN46168	HENDRICKS	METROPOLIS, LLC
COLDWATER CREEK U.S. INC	KIRKWOOD MALL 815 KIRKWOOD MALL BISMARK, ND58504	BURLEIGH	METROPOLITAN LIFE INSURANCE COMPANY
COLDWATER CREEK U.S. INC	PARK WEST CENTRE 201 S. MT. AUBURN CAPE GIRARDEAU, MO63703	CAPE GIRARDEAU	MIDAMERICA HOTELS CORPORATION
COLDWATER CREEK U.S. INC	THE SHOPS AT MISSION VIEJO 482 THE SHOPS AT MISSION VIEJO MISSION VIEJO, CA 92691	ORANGE	MISSION VIEJO ASSOCIATES, L.P.
COLDWATER CREEK U.S. INC	MALL OF NEW HAMPSHIRE 1500 S. WILLOW ST., #S161A MANCHESTER, NH03103	HILLSBOROUGH	MNH MALL, L.L.C. SIMON
COLDWATER CREEK U.S. INC	MALL OF AMERICA 166 SOUTH AVENUE BLOOMINGTON, MN55425	HENNEPIN	MOAC MALL HOLDINGS LLC
COLDWATER CREEK THE SPA INC.	MONTGOMERY VILLAGE 728 FARMERS LN. SANTA ROSA, CA 95405	SONOMA	MONTGOMERY VILLAGE LIMITED PARTNERSHIP CODDING INVESTMENTS
COLDWATER CREEK U.S. INC	MONTGOMERY VILLAGE 720 FARMERS LN. SANTA ROSA, CA 95405	SONOMA	MONTGOMERY VILLAGE LIMITED PARTNERSHIP CODDING INVESTMENTS
COLDWATER CREEK U.S. INC	ARROWHEAD TOWNE CENTER 7700 W. ARROWHEAD TOWNE CENTER, #1097 GLENDALE, AZ 85308	MARICOPA	NEW RIVER ASSOCIATES MACERICH
COLDWATER CREEK U.S. INC	NORTHPARK CENTER 8687 NORTH CENTRAL EXPWY., #1206 DALLAS, TX 75225	DALLAS	NORTHPARK PARTNERS, LP
COLDWATER CREEK U.S. INC	NORTHPARK CENTER — STORAGE 8687 NORTH CENTRAL EXPWY. DALLAS, TX 75225	DALLAS	NORTHPARK PARTNERS, LP
COLDWATER CREEK U.S. INC	THE SHOPPES AT EASTCHASE 7260 EASTCHASE PKWY. MONTGOMERY, AL 36117	MONTGOMERY	NP/I&G EASTCHASE PROPERTY OWNER, LLC BAYER PROPERTIES
COLDWATER CREEK U.S. INC	THE SHOPPES AT EASTCHASE — STORAGE 7260 EASTCHASE PKWY. MONTGOMERY, AL36117	MONTGOMERY	NP/I&G EASTCHASE PROPERTY OWNER, LLC JIM WILSON & ASSOC.
COLDWATER CREEK U.S. INC	OAKBROOK CENTER 460 OAKBROOK CENTER OAK BROOK, IL 60521	DU PAGE	OAKBROOK SHOPPING CENTER, LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	OAKBROOK CENTER — STORAGE 460 OAKBROOK CENTER OAK BROOK, IL 60521	DU PAGE	OAKBROOK SHOPPING CENTER, LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE OAKS MALL 6399 NEWBERRY RD. #A18 GAINESVILLE, FL 32605	ALACHUA	OAKS MALL, LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	PRIME OUTLETS AT JEFFERSONVILLE I 8000 FACTORY SHOPS BLVD., # 8160 JEFFERSONVILLE, OH43128	FAYETTE	OHIO FACTORY SHOPS PARTNERSHIP

19

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	CITY CENTER AT OYSTER POINT 705 MARINERS ROW NEWPORT NEWS, VA23606	NEWPORT NEWS	ONE CITY CENTER, LLC MASTIN KUFKA
COLDWATER CREEK U.S. INC	BURR RIDGE VILLAGE CENTER 705 VILLAGE CENTER DR. BURR RIDGE, IL 60527	DUPAGE	OPUS REAL ESTATE IL VII BURR RIDGE, L.L.C.
COLDWATER CREEK U.S. INC	CLEARANCE CENTER AT OUTLET MARKETPLACE 5209 INTERNATIONAL DR. ORLANDO, FL 32819	ORANGE	ORLANDO DESIGN CENTER LLC
COLDWATER CREEK U.S. INC	TOWN CENTER AT OTAY RANCH 2015 BIRCH RD., #1501 CHULA VISTA, CA 91915	SAN DIEGO	OTAY RANCH TOWN CENTER
COLDWATER CREEK THE SPA INC.	OTAY RANCH TOWN CENTER 2015 BIRCH RD., #1505 CHULA VISTA, CA 91915	SAN DIEGO	OTAY RANCH TOWN CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	COLONIAL PROMENADE BEECHWOOD 196 ALPS RD., #47 ATHENS, GA 30606	CLARKE	OZ-CLP RETAIL LLC
COLDWATER CREEK U.S. INC	PARK CITY CENTER 451 PARK CITY CENTER LANCASTER, PA17601	LANCASTER	PARK CITY CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE VISTAS AT PARK MEADOWS 8433 PARK MEADOWS CENTER DR. #145 LONE TREE, CO80124	DOUGLAS	PARK MEADOWS GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE MALL AT PARTRIDGE CREEK 17360 HALL RD., #184 CLINTON TOWNSHIP, MI48038	MACOMB	PARTRIDGE CREEK FASHION PARK, LLC TAUBMAN
COLDWATER CREEK U.S. INC	ROSS PARK MALL 1000 ROSS PARK MALL DR., #L-13 PITTSBURGH, PA15237	ALLEGHENY	PENN ROSS JOINT VENTURE
COLDWATER CREEK U.S. INC	PENN SQUARE MALL 1901 NORTHWEST EXPWY., #1043A OKLAHOMA CITY, OK73118	OKLAHOMA	PENN SQUARE MALL LP
COLDWATER CREEK U.S. INC	POLARIS FASHION PLACE 1500 POLARIS PKWY., #1186 COLUMBUS, OH43240	DELAWARE	PFP COLUMBUS, LLC GLIMCHER PROPERITES LP
COLDWATER CREEK U.S. INC	PINNACLE HILLS PROMENADE 2203 S. PROMENADE BLVD., #8195 ROGERS, AR72758	BENTON	PINNACLE HILLS PROMENADE GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE VILLAGE AT COLONY PLACE 140 COLONY PLACE PLYMOUTH, MA02360	PLYMOUTH	PLYMOUTH GATEWAY, LLC SAXON REAL ESTATE
COLDWATER CREEK U.S. INC	ROSEDALE CENTER 1595 W. HIGHWAY 36, #1004 ROSEVILLE, MN55113	RAMSEY	PPF FTL ROSEDALE SHOPPING CENTER, LLC JONES LANG LASALLE
COLDWATER CREEK U.S. INC	PLYMOUTH MEETING MALL 504 GERMANTOWN PIKE, #1560 PLYMOUTH MEETING, PA19462	MONTGOMERY	PR PLYMOUTH MEETING LIMITED PARTNERSHIP C/O PREIT SERVICES, LLC
COLDWATER CREEK U.S. INC	BOISE TOWNE SQUARE 350 N. MILWAUKEE #1143 BOISE, ID83704	ADA	GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	PRIME OUTLETS - PLEASANT PRAIRIE 11601 108TH ST., #550 PLEASANT PRAIRIE, WI53158	KENOSHA	PRIME OUTLETS AT PLEASANT PRAIRIE, LLC CHELSEA PROPERTY

20

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	THE SHOPPES AT ARBOR LAKES 12289 ELM CREEK BLVD., #B4 MAPLE GROVE, MN55369	HENNEPIN	PRUDENTIAL INSURANCE COMPANY OF AMERICA
COLDWATER CREEK U.S. INC	SOUTHPOINTE PAVILIONS 2900 PINE LAKE RD., #H LINCOLN, NE 68516	LANCASTER	R.E.D. CAPITAL MANAGEMENT, LLC
COLDWATER CREEK U.S. INC	RED CLIFFS MALL 446 N. 1680 EAST, #1325 ST. GEORGE, UT84790	WASHINGTON	RED CLIFFS MALL GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	SUMMIT FAIR 860-U NW BLUE PARKWAY LEE’S SUMMIT, MO64086	JACKSON	RED LEE’S SUMMIT EAST, LLC
COLDWATER CREEK U.S. INC	PRESTON PARK VILLAGE 1900 PRESTON RD., #185 PLANO, TX 75093	COLLIN	REGENCY CENTERS, L.P.
COLDWATER CREEK U.S. INC	THE SUMMIT SIERRA 13945 S. VIRGINIA ST., #602 RENO, NV89511	WASHOE	RENO RETAIL COMPANY, LLC
COLDWATER CREEK U.S. INC	RIDGEDALE CENTER 12401 WAYZATA BLVD., #2278 MINNETONKA, MN55305	HENNEPIN	RIDGEDALE CENTER, LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE SHOPS OLD MILL DISTRICT 655 SW POWERHOUSE DR. BEND, OR97702	DESCHUTES	RIVER BEND LIMITED PARTNERSHIP WILLIAM SMITH
COLDWATER CREEK U.S. INC	RIVER HILLS MALL 1850 ADAMS ST. #516 MANKATO, MN56001	BLUE EARTH	RIVER HILLS MALL GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	SHOPS AT ROSSMOOR 12191 SEAL BEACH BLVD. SEAL BEACH, CA 90740	ORANGE	ROSSMOOR SHOPS, LLC
COLDWATER CREEK U.S. INC	ROGUE VALLEY MALL 1600 N. RIVERSIDE DR., #3000 MEDFORD, OR97501	JACKSON	ROUGE VALLEY MALL GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	MANSFIELD CROSSING 280 SCHOOL ST., # F-180 MANSFIELD, MA02048	BRISTOL	ROUTE 140 SCHOOL STREET LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT BLACKSTONE VALLEY 70 WORCESTER PROVIDENCE TURNPIKE, # 613 MILLBURY, MA01527	WORCESTER	ROUTE 146 MILLBURY LLC
COLDWATER CREEK U.S. INC	SADLER CROSSING 1416 SADLER RD. FERNANDINA BEACH, FL 32034	NASSAU	SADLER EQUITIES, LLC SLEIMAN DEVELOPMENT
COLDWATER CREEK U.S. INC	THE PROMENADE AT SAGEMORE 500 ROUTE 73 S., #A8 MARLTON, NJ 08053	BURLINGTON	SAGEMORE MANAGEMENT COMPANY, LLC SIMON
COLDWATER CREEK U.S. INC	WESTFIELD SANTA ANITA 400 S. BALDWIN AVE., #2225 ARCADIA, CA 91007	LOS ANGELES	SANTA ANITA SHOPPINGTOWN LP WESTFIELD
COLDWATER CREEK U.S. INC	THE PROMENADE SHOPS AT SAUCON VALLEY 2845 CENTER VALLEY PKWY. #613 CENTER VALLEY, PA18034	LEHIGH	SAUCON VALLEY LIFESTYLE CENTER, L.P.
COLDWATER CREEK U.S. INC	THRUWAY SHOPPING CENTER 406 SOUTH STRATFORD RD. WINSTON-SALEM, NC 27103	FORSYTH	SAUL SUBSIDIARY I LIMITED PARTNERSHIP

21

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	SPRING CREEK PLAZA 1462 S. BRYANT AVE. EDMOND, OK73034	OKLAHOMA	SC PLAZA, LLC PLAZA DEVELOPERS LLC
COLDWATER CREEK U.S. INC	THE FASHION MALL AT KEYSTONE 8702 KEYSTONE CROSSING BLVD., #111A INDIANAPOLIS, IN46240	MARION	SDG FASHION MALL LP
COLDWATER CREEK U.S. INC	NORTHPARK MALL 320 W. KIMBERLEY RD., #0091A DAVENPORT, IA52806	SCOTT	SDG MACERICH PROPERTIES, L.P.
COLDWATER CREEK U.S. INC	THE EMPIRE MALL 1260 WEST EMPIRE MALL SIOUX FALLS, SD57106	MINNEHAHA	SDG MACERICH PROPERTIES, LP
COLDWATER CREEK U.S. INC	SEMINOLE TOWN CENTER 136 TOWNE CENTER CIR.. SANFORD, FL 32771	SEMINOLE	SEMINOLE TOWNE CENTER LIMITED PARTNERSHIP SIMON
COLDWATER CREEK U.S. INC	SHADOW LAKE TOWNE CENTER 7902 TOWNE CENTER PKWY., #101 PAPILLION, NE 68046	SARPY	SHADOW LAKE TOWNE CENTER, LLC
COLDWATER CREEK U.S. INC	POTOMAC TOWN CENTER UNIT 205 WOODBRIDGE, VA	PRINCE WILLIAM	DIAMOND POTOMAC TOWN CENTER LLC
COLDWATER CREEK U.S. INC	THE SHIPYARD SHOPS 974 JUSTISON ST. WILMINGTON, DE19801	NEW CASTLE	SHIPYARD SHOPS, LLC
COLDWATER CREEK U.S. INC	SHOPPES AT BELLEMEAD 6535 YOUREE DR. #410 SHREVEPORT, LA71105	CADDO	SHOPPES AT BELLEMEAD, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT CHINO HILLS 13850 CITY CENTER DR., #5005 CHINO HILLS, CA 91709	SAN BERNARDINO	SHOPPES AT CHINO HILLS, INC.
COLDWATER CREEK U.S. INC	SHOPPES AT COLLEGE HILLS 303 VETERANS PKWY. #125 NORMAL, IL 61761	MCLEAN	SHOPPES AT COLLEGE HILLS, LLC CULLINAN PROPERTIES
COLDWATER CREEK U.S. INC	THE SHOPPES AT MONTAGE 2331 SHOPPES BLVD. MOOSIC, PA18507	LACKAWANNA	SHOPPES AT MONTAGE, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT RIVER CROSSING 5080 RIVERSIDE DR., #216 MACON, GA 31210	BIBB	SHOPPES AT RIVER CROSSING, LLC JIM WILSON & ASSOC / GENERAL GROWTH
COLDWATER CREEK U.S. INC	SHOPPES AT ST. CLAIR SQUARE 6520 N. ILLINOIS ST., #104 FAIRVIEW HEIGHTS, IL 62208	SAINT CLAIR	SHOPPES AT ST. CLAIR SQUARE, LLC
COLDWATER CREEK THE SPA INC.	THE SHOPS AT HIGHLAND VILLAGE 4041 WALLER CREEK, #170 HIGHLAND VILLAGE, TX 75077	DENTON	SHOPS AT HIGHLAND VILLAGE DEVELOPMENT, LTD. REGENCY CENTERS
COLDWATER CREEK U.S. INC	THE SHOPS OF SADDLE CREEK 7615 W. FARMINGTON BLVD., #30 GERMANTOWN, TN38138	SHELBY	SHOPS AT SADDLE CREEK, INC. PAG & MCEWEN
COLDWATER CREEK U.S. INC	SHORT PUMP TOWN CENTER 11800 W. BROAD ST., #2120 RICHMOND, VA23233	HENRICO	SHORT PUMP TOWN CENTER, LLC FOREST CITY
COLDWATER CREEK THE SPA INC.	SIMI VALLEY TOWN CENTER 1555 SIMI TOWN CENTER WAY #440 SIMI VALLEY, CA 93065	VENTURA	SIMI VALLEY MALL, LLC FOREST CITY

22

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	SIMI VALLEY TOWN CENTER 1555 SIMI TOWN CENTER WY., #440 SIMI VALLEY, CA 93065	VENTURA	SIMI VALLEY MALL, LLC
COLDWATER CREEK U.S. INC	SUMMIT MALL 3265 W. MARKET, #710 AKRON, OH44333	SUMMIT	SIMON CAPITAL GP
COLDWATER CREEK U.S. INC	BAY PARK SQUARE 1040 BAY PARK SQUARE GREEN BAY, WI54304	BROWN	SIMON CAPITAL LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	BARTON CREEK SQUARE 2901 CAPITAL OF TEXAS HWY., #A-04B AUSTIN, TX 78746	TRAVIS	SIMON PROPERTY GROUP (TEXAS), L.P.
COLDWATER CREEK U.S. INC	FIREWHEEL TOWN CENTER 240 CEDAR SAGE DR. GARLAND, TX 75040	DALLAS	SIMON PROPERTY GROUP (TEXAS), L.P.
COLDWATER CREEK U.S. INC	BRIARWOOD MALL 658 BRIARWOOD CR., #D131 ANN ARBOR, MI48108	WASHTENAW	SIMON PROPERTY GROUP, INC.
COLDWATER CREEK U.S. INC	STONERIDGE 2511 STONERIDGE MALL PLEASANTON, CA 94588	ALAMEDA	SIMON PROPERTY GROUP, INC.
COLDWATER CREEK U.S. INC	STONERIDGE — STORAGE 2511 STONERIDGE MALL PLEASANTON, CA 94588	ALAMEDA	SIMON PROPERTY GROUP, INC.
COLDWATER CREEK U.S. INC	GREENWOOD PARK MALL 1251 U.S. 31 NORTH, # P160 GREENWOOD, IN46142	JOHNSON	SIMON PROPERTY GROUP, L.P.
COLDWATER CREEK U.S. INC	INDEPENDENCE CENTER 2142 INDEPENDENCE CENTER DR. INDEPENDENCE, MO64057	JACKSON	SIMON PROPERTY GROUP, L.P.
COLDWATER CREEK U.S. INC	MILLER HILL MALL 1600 MILLER TRUNK HWY, #F03A DULUTH, MN55811	SAINT LOUIS	SIMON PROPERTY GROUP, L.P.
COLDWATER CREEK U.S. INC	PIER PARK 15601 STARFISH ST., #115 PANAMA CITY BEACH, FL 32413	BAY	SIMON PROPERTY GROUP, L.P>
COLDWATER CREEK U.S. INC	CORDOVA MALL 5100 N. NINTH AVE., #E501A PENSACOLA, FL 32504	ESCAMBIA	SIMON PROPERTY GROUP, LP
COLDWATER CREEK U.S. INC	SOUTHLAKE TOWN SQUARE 279 GRAND AVE. SOUTHLAKE, TX 76092	TARRANT	SLTS GRAND AVENUE II, L.P. SOUTLAKE CENTRAL V
COLDWATER CREEK THE SPA INC	SOUTHLAKE TOWN SQUARE 422 GRAND AVE W. SOUTHLAKE, TX 76092	TARRANT	SLTS GRAND AVENUE II, L.P. SOUTLAKE CENTRAL V
COLDWATER CREEK U.S. INC	EASTLAND MALL 800 N. GREEN RIVER RD., #0410A EVANSVILLE, IN47715	VANDERBURGH	SM EASTLAND MALL LLC MACERICH
COLDWATER CREEK U.S. INC	SMITH HAVEN MALL 640 SMITH HAVEN MALL LAKE GROVE, NY 11755	SUFFOLK	SMITH HAVEN CENTER ASSOCIATES LLC SIMON
COLDWATER CREEK U.S. INC	SOUTH COAST PLAZA 3333 BEAR ST., #213 COSTA MESA, CA 92626	ORANGE	SOUTH COAST PLAZA MANAGEMENT OFFICES SEGERSTROM
COLDWATER CREEK U.S. INC	SOUTH COAST PLAZA — STORAGE 3333 BEAR ST. COSTA MESA, CA 92626	ORANGE	SOUTH COAST PLAZA MANAGEMENT OFFICES SEGERSTROM
COLDWATER CREEK U.S. INC	SOUTHGATE MALL 2901 BROOKS ST., #A-6 MISSOULA, MT59801	MISSOULA	SOUTHGATE MALL ASSOCIATES, LLP

23

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	STREETS AT SOUTHPOINT 6910 FAYETTEVILLE RD., #152 DURHAM, NC 27713	DURHAM	SOUTHPOINT MALL, LLC
COLDWATER CREEK U.S. INC	THE ARBORETUM AT GREAT HILLS 10000 RESEARCH BLVD., #115 AUSTIN, TX 78759	TRAVIS	SPG ARB ASSOCIATES, L.P. SIMON
COLDWATER CREEK U.S. INC	STANFORD SHOPPING CENTER 850 STANFORD SHOPPING CENTER PALO ALTO, CA 94304	SANTA CLARA	SPG CENTER LLC
COLDWATER CREEK U.S. INC	HAYWOOD MALL 700 HAYWOOD RD., #1027A GREENVILLE, SC29607	GREENVILLE	SPG LP AS AGENTS FOR HAYWOOD MALL
COLDWATER CREEK U.S. INC	SPOTSYLVANIA TOWN CENTER SHOPS TOWN CENTER BLVD., #1900 FREDERICKSBURG, VA22407	SPOTSYLVANIA	SPOTSYLVANIA MALL COMPANY CAFARO
COLDWATER CREEK U.S. INC	ST. JOHNS TOWN CENTER 4751 RIVER CITY DR., #125 JACKSONVILLE, FL 32246	DUVAL	ST. JOHNS TOWN CENTER, LLC
COLDWATER CREEK U.S. INC	SAINT LOUIS GALLERIA 1464 SAINT LOUIS GALLERIA ST. LOUIS, MO63117	SAINT LOUIS	ST. LOUIS GALLERIA LLC GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE SHOPPES AT CROSS KEYS 611 CROSS KEYS RD., #C329 GLOUCESTER TWP SICKLERVILLE, NJ 08081	CAMDEN	STANBERY CROSS KEYS, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT ENGLISH VILLAGE 1460 BETHLEHEM PIKE, #250 N. WALES, PA19454	MONTGOMERY	STANBERY ENGLISH VILLAGE, LP
COLDWATER CREEK U.S. INC	SHOPPES FLEMINGTON 100 REAVILLE AVE. #219 FLEMINGTON, NJ 08822	HUNTERDON	STANBERY FLEMINGTON, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT HAMILTON 549 ROUTE 130, #436 HAMILTON, NJ 08691	MERCER	STANBERY HAMILTON, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT SUSQUEHANNA MARKETPLACE 2567 BRINDLE DR. HARRISBURG, PA17110	DAUPHIN	STANBERY HARRISBURG, L.P.
COLDWATER CREEK U.S. INC	THE SHOPPES AT NORTH BRUNSWICK 774 SHOPPES BLVD. NORTH BRUNSWICK, NJ 08902	MIDDLESEX	STANBERY NORTH BRUNSWICK, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT OLD BRIDGE 3833 U.S. HWY. 9 OLD BRIDGE, NJ 08857	MIDDLESEX	STANBERY OLD BRIDGE, LLC
COLDWATER CREEK U.S. INC	THE SHOPPES AT WYOMISSING 732 WOODLAND RD. WYOMISSING, PA19610	BERKS	STANBERY WYOMISSING, L.P.
COLDWATER CREEK U.S. INC	STONECREEK VILLAGE 5759 PACIFIC AVE., #145 STOCKTON, CA 95207	SAN JOAQUIN	STONE BROS. & ASSOCIATES
COLDWATER CREEK U.S. INC	STONEBRIAR CENTRE 2601 PRESTON RD. #1058 FRISCO, TX 75034	COLLIN	GGP
COLDWATER CREEK U.S. INC	PROMENADE ON THE PENINSULA 550 DEEP VALLEY DRIVE, #118 ROLLING HILLS ESTATES, CA 90274	LOS ANGELES	STOPEN LLC
COLDWATER CREEK U.S. INC	STUYVESANT PLAZA 1475 WESTERN AVE. ALBANY, NY 12203	ALBANY	STUYVESANT PLAZA, INC.
COLDWATER CREEK U.S. INC	TACOMA MALL 4502 S. STEELE ST., #1310 TACOMA, WA98409	PIERCE	TACOMA MALL PARTNERSHIP SIMON

24

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	INTERNATIONAL PLAZA 2223 N. WEST SHORE BLVD., #224 TAMPA, FL 33607	HILLSBOROUGH	TAMPA WESTSHORE ASSOCIATES LP TAUBMAN
COLDWATER CREEK U.S. INC	TANGER FACTORY OUTLET - SANIBEL 20350 SUMMERLIN RD., #6110 FORT MYERS, FL 33908	LEE	TANGER PROPERTIES LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER - RIVERHEAD 600 TANGER MALL DRIVE RIVERHEAD, NY 11901	SUFFOLK	TANGER PROPERTIES LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER - WILLIAMSBURG 234 TANGER DRIVE WILLIAMSBURG, IA52361	IOWA	TANGER PROPERTIES LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER - KITTERY RTE. 1, WILSON RD., #102 KITTERY, ME03904	YORK	TANGER PROPERTIES LP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER - SAN MARCOS 4015 I-35 SOUTH, #211 SAN MARCOS, TX 78666	HAYS	TANGER PROPERTIES LP
COLDWATER CREEK U.S. INC	TANGER OUTLET CENTER AT FIVE OAKS 1645 PARKWAY, #1300 SEVIERVILLE, TN37862	SEVIER	TANGER PROPERTIES LP
COLDWATER CREEK U.S. INC	PROMENADE IN TEMECULA 40756 WINCHESTER RD., #250 TEMECULA, CA 92591	RIVERSIDE	TEMECULA TOWNE CENTER ASSOCIATES L.P. FOREST CITY
COLDWATER CREEK U.S. INC	SHOPS AT WIREGRASS 28330 PASEO DR. #105 WESLEY CHAPEL, FL 33543	PASCO	TERMINAL TOWER FOREST CITY
COLDWATER CREEK U.S. INC	TEXARKANA PAVILION 4256 ST. MICHAELS DR. TEXARKANA, TX 75503	BOWIE	TEXARKANA RANCHO, LLC MERCHANTS HOLDINGS
COLDWATER CREEK U.S. INC	S. BROADWAY AVE. (TYLER) 4243 S. BROADWAY AVE. TYLER, TX 75701	SMITH	TEXAS EAST FIRST, LLC
COLDWATER CREEK U.S. INC	ULSTER CROSSING 1157 ULSTER AVE. KINGSTON, NY 12401	ULSTER	THE BENDERSON 85-1 TRUST
COLDWATER CREEK U.S. INC	THE DISTRICT AT GREEN VALLEY RANCH 2255 VILLAGE WALK DR., #127 HENDERSON, NV89052	CLARK	THE DISTRICT AT GVR. LLC
COLDWATER CREEK U.S. INC	COOLSPRINGS GALLERIA 1800 GALLERIA BLVD., #1252 FRANKLIN, TN37067	WILLIAMSON	THE GALLERIA ASSOCIATES, LP
COLDWATER CREEK U.S. INC	CHESTERFIELD TOWNE CENTER 11500 MIDLOTHIAN TURNPIKE, #116 RICHMOND, VA23235	CHESTERFIELD	THE MACERICH PARTNERSHIP, L.P.
COLDWATER CREEK U.S. INC	EASTWOOD MALL 5555 YOUNGSTOWN-WARREN RD. NILES, OH44446	SCIOTO	THE MARION PLAZA, INC. CAFARO
COLDWATER CREEK U.S. INC	THE MERCATO 9100 STRADA PLACE #2125 NAPLES, FL 34108	COLLIER	THE MERCATO, LLP THE LUTGERT CO.
COLDWATER CREEK U.S. INC	THE FOUNTAINS 1013 GALLERIA BLVD., #140 ROSEVILLE, CA 95678	PLACER	THE ROSEVILLE FOUNTAINS, LP BOLLINGER
COLDWATER CREEK U.S. INC	THE SHOPPES AT RIVER RIDGE 4395 W. DUBLIN GRANVILLE RD. DUBLIN, OH43017	FRANKLIN	THE SHOPPES AT RIVER RIDGE, LLC K2 GROUP

25

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	THE SHOPS AT LA CANTERA 15900 LA CENTERA PKWY. #26150 SAN ANTONIO, TX 78256	BEXAR	THE SHOPS AT LA CANTERS PHASE II GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE TERRACE AT TOWN CENTER 6000 GLADES RD., #C1350 BOCA RATON, FL 33431	PALM BEACH	THE TOWN CENTER AT BOCA RATON TRUST SIMON
COLDWATER CREEK U.S. INC	LAKE SUMTER LANDING MARKET SQUARE 1030 OLD MILL RUN THE VILLAGES, FL 32162	SUMPTER	THE VILLAGES OPERATING COMPANY
COLDWATER CREEK U.S. INC	THE MALL AT WELLINGTON GREEN 10300 W. FOREST HILL BLVD., #227 WELLINGTON GREEN, FL 33414	PALM BEACH	TJ PALM BEACH ASSOCIATES LIMITED PARTNERSHIP TAUBMAN
COLDWATER CREEK U.S. INC	SHOPS AT WEST RIDGE MALL 1717 SW WANAMAKER TOPEKA, KS66604	SHAWNEE	TOPEKA MALL ASSOCIATES, L.P. SIMON
COLDWATER CREEK U.S. INC	TOWSON TOWN CENTER 825 DULANEY VALLEY RD., #4105 TOWSON, MD21204	BALTIMORE	TOWSON TOWN CENTER GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	NORTHLAKE MALL 6801 NORTHLAKE MALL DR., #231 CHARLOTTE, NC 28216	MECKLENBURG	TRG CHARLOTTE LLC TAUBMAN
COLDWATER CREEK U.S. INC	THE MALL AT BARNES CROSSING 1001 BARNES CROSSING RD. #118 TUPELO, MS38804	LEE	TUP 130, LLC
COLDWATER CREEK U.S. INC	CHANDLER FASHION CENTER 3111 W. CHANDLER BLVD., #1206 CHANDLER, AZ 85226	MARICOPA	FREEHOLD CHANDLER TRUST LLC MACERICH
COLDWATER CREEK U.S. INC	PRESCOTT GATEWAY 3250 GATEWAY BLVD., #428 PRESCOTT, AZ 86303	YAVAPAI	THE WESTCOR COMPANY II LP MACERICH
COLDWATER CREEK U.S. INC	LA ENCANTADA 2905 E. SKYLINE DR., #147 TUCSON, AZ 85718	PIMA	THE WESTCOR COMPANY LIMITED PARTNERSHIP MACERICH
COLDWATER CREEK U.S. INC	TWELVE OAKS 27970 NOVI RD. NOVI, MI48377	OAKLAND	TWELVE OAKS MALL, LLC TAUBMAN
COLDWATER CREEK U.S. INC	TANGER FACTORY OUTLETS AT MYRTLE BEACH 10827 KINGS RD., #855 MYRTLE BEACH, SC29572	HORRY	TANGER PROPERTIES LP
COLDWATER CREEK U.S. INC	TYSONS CORNER CENTER 7984 TYSONS CORNER CENTER MCLEAN, VA22102	FAIRFAX	TYSONS CORNER HOLDINGS LLC MACERICH
COLDWATER CREEK U.S. INC	TYSONS CORNER CENTER — STORAGE 7984 TYSONS CORNER CENTER MCLEAN, VA22102	FAIRFAX	TYSONS CORNER HOLDINGS LLC MACERICH
COLDWATER CREEK U.S. INC	UPTOWN VILLAGE AT CEDAR HILL 305 WEST FM 1382, #210 CEDAR HILL, TX 75104	DALLAS	UPTOWN VILLAGE AT CEDAR HILL LP THE MCHERRING GROUP

26

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	UNIVERSITY PARK VILLAGE 1604 S. UNIVERSITY DR., #D-506 FT. WORTH, TX 76107	TARRANT	UPV CORPORATION MADISON-MARQUETTE
COLDWATER CREEK U.S. INC	VILLAGE AT SANDHILL 630-17 PROMENADE PL. COLUMBIA, SC29229	RICHLAND	VAS TOWN CENTER I, LLC HILL PARTNERS
COLDWATER CREEK U.S. INC	VICTORIA GARDENS 12468 S. MAIN ST. RANCHO CUCAMONGA, CA 91739	SAN BERNARDINO	VICTORIA GARDENS MALL, LLC FOREST CITY
COLDWATER CREEK U.S. INC	THE VILLAGE AT BRIDGEWATER COMMONS 610 COMMONS WAY, #4320 BRIDGEWATER, NJ 08807	SOMERSET	VILLAGE AT BRIDGEWATER COMMONS GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	MERRYMEETING PLAZA 147 BATH RD., #A200 BRUNSWICK, ME04011	CUMBERLAND	W/S BRUNSWICK PROPERTIES II LLC TANGER PROPERTIES LIMITED PARTNERSHIP
COLDWATER CREEK U.S. INC	THE SHOPPES AT FARMINGTON VALLEY 110 ALBANY TURNPIKE, #911 CANTON, CT06019	HARTFORD	W/S PEAK CANTON PROPERTIES LLC
COLDWATER CREEK U.S. INC	DERBY STREET SHOPPES 98 DERBY ST., STE. 411 HINGHAM, MA02043	PLYMOUTH	W/S/M HINGHAM PROPERTIES, LLC
COLDWATER CREEK U.S. INC	WAYSIDE COMMONS 6 WAYSIDE RD. N117, #6G BURLINGTON, MA01803	MIDDLESEX	WAYSIDE COMMONS INVESTORS, LLC PATRIOT PARTNERS
COLDWATER CREEK U.S. INC	WESTFIELD SOUTHPARK 500 SOUTHPARK CTR., #GL10 STRONGSVILLE, OH44136	CUYAHOGA	WEA SOUTHPARK LLC WESTFIELD
COLDWATER CREEK U.S. INC	WEST ACRES SHOPPING CENTER 3902 13TH AVE. S.W., #334 FARGO, ND58103	CASS	WEST ACRES DEVELOPMENT, LLP SCHLOSSMAN
COLDWATER CREEK U.S. INC	WEST TOWN MALL 7600 KINGSTON PIKE, #1154 KNOXVILLE, TN37919	KNOX	WEST TOWN MALL JOINT VENTURE
COLDWATER CREEK U.S. INC	KIERLAND COMMONS 15051 N. KIERLAND BLVD. , #140 SCOTTSDALE, AZ 85254	MARICOPA	KIERLAND GREENWAY LLC MACERICH
COLDWATER CREEK U.S. INC	WESTFIELD OLD ORCHARD 4999 OLD ORCHARD CENTER, #C35 SKOKIE, IL 60077	COOK	WESTFIELD CORPORATION
COLDWATER CREEK U.S. INC	WESTFIELD VALLEY FAIR 2855 STEVENS CREEK BLVD., #2421 SANTA CLARA, CA 95050	SANTA CLARA	WESTFIELD CORPORATION
COLDWATER CREEK U.S. INC	WESTFIELD VALLEY FAIR — STORAGE 2855 STEVENS CREEK BLVD., #2421 SANTA CLARA, CA 95050	SANTA CLARA	WESTFIELD CORPORATION
COLDWATER CREEK U.S. INC	WESTFIELD FRANKLIN PARK 5001 MONROE ST., #1726 TOLEDO, OH43623	LUCAS	WESTFIELD FRANKLIN PARK MALL II LLC
COLDWATER CREEK U.S. INC	WHITE FLINT 11301 ROCKVILLE PIKE NORTH BETHESDA, MD20895	MONTGOMERY	WHITE FLINT MALL, LLLP
COLDWATER CREEK U.S. INC	PRIME OUTLETS AT WILLIAMSBURG 5715-81 RICHMOND RD. WILLIAMSBURG, VA23188	JAMES CITY	WILLIAMSBURG OUTLETS, LLC
COLDWATER CREEK U.S. INC	WINTER PARK VILLAGE 460 N. ORLANDO AVE., #100 WINTER PARK, FL 32789	ORANGE	WINTER PARK TOWN CENTER, LTD.

27

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	WOLFCHASE GALLERIA 2760 N. GERMANTOWN PKWY., #1250A MEMPHIS, TN38133	SHELBY	WOLFCHASE GALLERIA LP
COLDWATER CREEK U.S. INC	EMPLOYEE STORE 100 COLDWATER CREEK DRIVE MINERAL WELLS, WV26120	WOOD	WOOD COUNTY DEVELOPMENT AUTHORITY
COLDWATER CREEK U.S. INC	WOODBURY LAKES 9120 HUDSON RD., #301 WOODBURY, MN55125	WASHINGTON	WOODBURY LAKES, LLC OPUS
COLDWATER CREEK U.S. INC	WOODFIELD MALL E-314 WOODFIELD SHOPPING CENTER SCHAUMBURG, IL 60173	COOK	WOODFIELD MALL, LLC TAUBMAN
COLDWATER CREEK U.S. INC	WOODLAND 3161 28TH ST. S.E., #K-107 GRAND RAPIDS, MI49512	KENT	WOODLAND PREIT
COLDWATER CREEK U.S. INC	WOODLAND HILLS MALL 7021 S. MEMORIAL DR., #0123A TULSA, OK74133	TULSA	WOODLAND HILLS MALL, LLC
COLDWATER CREEK U.S. INC	ZONA ROSA 8750 NW PRAIRIE VIEW RD. KANSAS CITY, MO64153	PLATTE	ZONA ROSA DEVELOPMENT, LLC
COLDWATER CREEK U.S. INC	THE MALL IN COLUMBIA 10300 LITTLE PATUXENT PKWY., #1860 COLUMBIA, MD 21044	HOWARD	GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	FASHION PLACE 6227 SOUTH STATE ST., #4 MURRAY, UT 84107	SALT LAKE	GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	THE VILLAGE AT FAIRVIEW 146 TOWN PL. FAIRVIEW, TX 75069	COLLIN	VILLAGE AT FAIRVIEW LP - MG HERRING GROUP
COLDWATER CREEK U.S. INC	PEERLESS CENTRE 2513 N. ROAN ST. JOHNSON CITY, TN 37601	WASHINGTON	KALOGEROS FAMILY, LLC
COLDWATER CREEK U.S. INC	SHOPPES AT OAKWOOD 4639 KEYSTONE CROSSING EAU CLAIRE, WI 54701	EAU CLAIRE	OAKWOOD BUSINESS PARK
COLDWATER CREEK U.S. INC	SUNCREST TOWNE CENTRE 1040 SUNCREST TOWN CENTRE DR. MORGANTOWN, WV 26505	MONONGALIA	GATEWAY TOWN CENTRE LLC
COLDWATER CREEK U.S. INC	CHRISTIANA MALL 107 CHRISTIANA MAL NEWARK, DE 19702	NEW CASTLE	GENERAL GROWTH PROPERTIES
COLDWATER CREEK U.S. INC	EASTCHESTER SHOPPING CENTER 703 WHITE PLAINS RD. SCARSDALE, NY 10583	WESTCHESTER	EASTCHESTER SHOPPING CENTER LLP
COLDWATER CREEK U.S. INC	RENAISSANCE AT COLONY PARK 1000 HIGHLAND COLONY PKWY., #3005 RIDGELAND, MS 39157	MADISON	RENAISSANCE AT COLONY PARK
COLDWATER CREEK U.S. INC	TOWN AND COUNTRY VILLAGE 600 W. SAM HOUSTON PKWY N., #500 HOUSTON, TX 77024	HARRIS	MOODY RAMBIN
COLDWATER CREEK U.S. INC	THE MARKETPLACE 9000 MING AVE., #J2 BAKERSFIELD, CA 93311	KERN	DONAHUE SCHRIBER
COLDWATER CREEK U.S. INC	HEINEMANN BUILDING 316 THIRD ST. WAUSAU, WI 54403	MARATHON	COMPASS PROPERTIES
COLDWATER CREEK U.S. INC	SHOPS AT ABILENE 3649 ABILENE, TX 79606	TAYLOR	THE SEITZ GROUP
COLDWATER CREEK U.S. INC	VALLEY MALL 2529 MAIN ST., #D18 UNION GAP, WA 98903	YAKIMA	CENTERCAL PROPERTIES

28

Lessee	Address of Real Property	County	Lessor
COLDWATER CREEK U.S. INC	THE GABLES 2941 PLAZA DR. SPRINGFIELD, IL 62704	SANGAMON	THE GABLES III LLC
COLDWATER CREEK U.S. INC	MARKETPLACE AT AUGUSTA 14 STEPHEN KING DR., #1 AUGUSTA, ME 04330	KENNEBEC	CAPITAL AUGUSTA PROPERTIES LLC - WS DEVELOPMENT
COLDWATER CREEK U.S. INC	CREEKSIDE STATION 3103 VALLEY AVE., #118 WINCHESTER, VA 22601	FREDERICK	JOLEEN L.C.
COLDWATER CREEK U.S. INC	SOUTHBURY GREEN 775 MAIN ST. S SOUTHBURY, CT 06488	NEW HAVEN	SOUTHBURY 84 ASSOCIATES, L.P.
COLDWATER CREEK U.S. INC	LEGACY PLACE 242 LEGACY PLACE DEDHAM, MA 02026	NORFOLK	LEGACY PLACE, LLC — WS DEVELOPMENT
COLDWATER CREEK U.S. INC	OUTLET VILLAGE AT HAGERSTOWN 495 PREMIUM OUTLETS BLVD., #615 HAGERSTOWN, MD 21740	WASHINGTON	OUTLET VILLAGE OF HAGERSTOWN LTD - SIMON
COLDWATER CREEK U.S. INC	OUTLETS AT CASTLE ROCK 5050 FACTORY SHOPS BLVD., #217 CASTLE ROCK, CO 80108	DOUGLAS	CRAIG REALTY
COLDWATER CREEK U.S. INC	TANGER OUTLETS AT MEBANE 4000 ARROWHEAD BLVD., #836 MEBANE, NC 27302	ALAMANCE	TANGER
COLDWATER CREEK U.S. INC	TANGER OUTLETS CENTER II — COMMERCE 800 STEVEN B TANGER BLVD., #500 COMMERCE, GA 30529	JACKSON	TANGER
COLDWATER CREEK U.S. INC	THE SHOPS AT NORTERRA 2460 WEST HAPPY VALLEY RD., #1161 PHOENIX, AZ 85085	MARICOPA	NORTERRA WEST LLC RED DEVELOPMENT
COLDWATER CREEK INC	MCGHEE ROAD PARKING LOT 2 PARCELS OF LAND KOOTENAI, ID83840	BONNER	CLIFF AND RONNI TVEDTEN

29

SCHEDULE 5.09

Environmental Matters

None.

30

SCHEDULE 5.10

Insurance

Insurance Policy Type	Insurance Company	Renewal Date	Period	Coverage
Property and Casualty

Property	The Hartford — Hartford Fire Insurance Co.	7/1/2013	Annual	300,000,000
General Liability	The Hartford — Twin City Fire Insurance Co.	7/1/2013	Annual	1,000,000
Excess Liability Umbrella	Liberty	7/1/2013	Annual	25,000,000
First Layer Excess Liability	Chubb — Federal Insurance Company	7/1/2013	Annual	15,000,000
Automobile	The Hartford — Sentinel Insurance Company Ltd.	7/1/2013	Annual	1,000,000
Foreign Liability	Chartis	7/1/2013	Annual	1,000,000
SPA Liability	The Hartford — Sentinel Insurance Company Ltd.	7/1/2013	Annual	1,000,000
SPA Misconduct	Evanston	7/1/2013	Annual	1,000,000
Workers Compensation	The Hartford — Twin City Fire Insurance Co.	7/1/2013	Annual	Guaranteed Cost
Marine Cargo	Mutual Marine — NY Marine and General Insurance Co.	9/1/2013		2,000,000

Financial and Professional

Primary Directors & Officers	Chartis	4/1/2013	Annual	10,000,000
First Excess Directors & Officers	Continental Insurance Company (CNA)	4/1/2013	Annual	10,000,000
Third Excess Directors & Officers	Argonaut Insurance Company	4/1/2013	Annual	10,000,000
Second Excess Directors & Officers	Berkley	4/1/2013	Annual	5,000,000
Fifth Excess Directors & Officers	Old Republic	4/1/2013	Annual	10,000,000

31

Fourth Excess Directors & Officers	Berkley	4/1/2013	Annual	10,000,000
Sixth Excess Directors & Officers	Liberty Mutual	4/1/2013	Annual	5,000,000
Employment Practices Liability	Chartis	4/1/2013	Annual	10,000,000
Crime	Continental Insurance Company (CNA)	4/1/2013	Annual	10,000,000
Fiduciary Liability	Chartis	4/1/2013	Annual	5,000,000
Fiduciary Liability	Travelers	4/1/2013	Annual	5,000,000
Errors & Omission (Internet & Network Security)	Beazley (Lloyds)	4/1/2013	Annual	10,000,000
Media Liability	MediaPro - Axis	4/1/2013	Annual	5,000,000
Special Coverage - K&R	Chartis (AIG)	4/1/2014	3 years	10,000,000
Employed Lawyers	Zurich	4/1/2013	Annual	2,000,000

Brokerage Services

Marsh	Contact: Meg Lucia Ph: (206) 214-3089
Kibble & Prentice	Contact: Dinny Hansen Ph: (206) 508-6019

32

SCHEDULE 5.13

Subsidiaries; Other Equity Investments; Equity Interests in the Borrower

Part A

Loan Party	Legal Name of Subsidiary	Type of Organization	Jurisdiction of Organization	Authorized Equity Interests	Equity Interests Owned	Percentage Interest
Coldwater Creek U.S. Inc.	Coldwater Creek Merchandising & Logistics Inc.	Corporation	Delaware	100 Common shares	1 Common share	100%
	CWC Rewards Inc.	Corporation	Arizona	100 Common shares	100 Common shares	100%

Coldwater Creek Inc.	Coldwater Creek The Spa Inc.	Corporation	Idaho	1,000 Common shares	1,000 Common shares	100%
	C Squared LLC	Limited Liability Company	Delaware	N/A	All limited liability company interests	100%
	Aspenwood Advertising, Inc.	Corporation	Delaware	1,000 Common shares	1,000 Common shares	100%
	Coldwater Creek Sourcing Inc.	Corporation	Idaho	100 Common shares	100 Common shares	100%
	CWC Sourcing LLC	Limited Liability Company	Idaho	N/A	All limited liability company interests	100%
	CWC Worldwide Services Inc.	Corporation	Idaho	1,000 Common shares	1,000 Common shares	100%
	Coldwater Creek U.S. Inc.	Corporation	Delaware	100 Common shares	100 Common shares	100%

Coldwater Creek Sourcing Inc.	Coldwater Creek HK Limited	Company	Hong Kong	N/A	All company interests	100%

Obligations to repurchase or otherwise acquire or retire any shares of any Loan Party’s Subsidiaries’ Equity Interests or any security convertible into or exchangeable for any such Equity Interests:  none.

33

Part B

None except for those in Part A of this Schedule 5.13.

Part C

Loan Party	Authorized Equity Interests	Issued and Outstanding Equity Interests	Subscriptions, Options, Warrants, Calls, Rights of Conversion or Exchange
Coldwater Creek Inc.	300,000,000 common shares 1,000,000 preferred shares	121,757,524 common shares as of May 29, 2012 No preferred shares	Stock options as disclosed on SEC filings.
Coldwater Creek U.S. Inc.	100 common shares	100 common shares to Coldwater Creek Inc.	None.
Coldwater Creek The Spa Inc.	1,000 common shares	1,000 common shares to Coldwater Creek Inc.	None.
Coldwater Creek Merchandising & Logistics Inc.	100 common shares	100 shares to Coldwater Creek U.S. Inc.	None.
Aspenwood Advertising, Inc.	1,000 common shares	1,000 common shares to Coldwater Creek Inc.	None.
C Squared LLC	N/A	All limited liability company interests are held by Coldwater Creek, Inc.	None.
CWC Worldwide Services Inc.	1,000 common shares	1,000 common shares to Coldwater Creek Inc.	None.
Coldwater Creek Sourcing Inc.	100 common shares	100 common shares to Coldwater Creek Inc.	None.
CWC Sourcing LLC	N/A	All limited liability company interests are held by Coldwater Creek, Inc.	None.
CWC Rewards Inc.	100 common shares	100 common shares to Coldwater Creek Inc.	None.

34

SCHEDULE 5.17

Intellectual Property Matters

A. Patents, Patent Applications and Patent Licenses

Settlement and License Agreement, dated as of October 26, 2006, by and between Charles E. Hill & Associates, Inc., as licensor, and Coldwater Creek Inc., as licensee (“Licensee”), pursuant to which Licensee has a non-exclusive right and paid up license to practice the Hills Patent.

B. Copyrights, Copyright Registrations and Copyright Licenses

Coldwater Creek Inc. has a large volume of sales catalogs, which are regularly registered with the United State Copyright Office.

C. Trademarks and Trademark Licenses held by Coldwater Creek Inc.

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Renewal Date	Country	Pub. Date	Class
A DREAM A RACE A CURE & Design	78825698	3193614	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	16 Int.
A DREAM A RACE A CURE & Design	78825722	3193616	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	25 Int.
A DREAM A RACE A CURE & Design	78825729	3193617	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	35 Int.
A DREAM A RACE A CURE & Design	78825746	3193618	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	36 Int.
ASPENWOOD ADVERTISING	76365189	2765319	Registered	30-Jan-2002	16-Sep-2003	16-Sep-2013	USA	27-Aug-2002	35 Int.
COLDWATER CREEK	21824/04	KH20989/05	Registered	13-Dec-2004	21-Jan-2005	13-Dec-2014	Cambodia		25 Int.
COLDWATER CREEK	734295	TMA448547	Registered	05-Aug-1993	06-Oct-1995	06-Oct-2010	Canada	23-Nov-1994	0 Int.

35

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Renewal Date	Country	Pub. Date	Class
COLDWATER CREEK	5492829	5492829	Registered	07-21-2006	07- Sept-2009	06-Sept-2019	China	07-Sept.-2009	25 Int.
COLDWATER CREEK	8477626	8477626	Registered	21-July-2006	28-July-2011	27-Jul-2021	China		9 Int.
COLDWATER CREEK	(WIPO) A0020703	(WIPO) 1064079	Registered	30- Jul-2010	30- Jul-2010	30- Jul-2020	WIPO Designating China		03, 04, 14, 16, 18, 20, 21, 24, 26, 29, 44
COLDWATER CREEK	815787	815787	Registered	02-Apr-1998	10-Apr-2002	02-Apr-2018	European Community		14 Int., 16 Int., 21 Int., 24 Int., 4 Int.
COLDWATER CREEK	2378594	2378594	Registered	17-Sep-2001	22-Nov-2002	22-Nov-2012	European Community	29-Apr-2002	29 Int.
COLDWATER CREEK SPIRIT	2640068	2640068	Registered	03-Apr-2002	22-Aug-2003	22-Aug-2013	European Community	07-Apr-2003	14, 25, 35
COLDWATER CREEK	281605	141145	Registered	29-May-2005	15-Mar-2006	14-Mar-2016	Guatemala		25 Int.
COLDWATER CREEK	300336753	300226753	Registered	13-Dec-2004	13-Dec-2004	13-Dec-2014	Hong Kong		25 Int.
COLDWATER CREEK		12299	Registered		04-Apr-1988	04-Apr-2018	Idaho		35 Int.
COLDWATER CREEK	1484183	1484183	Registered	4-Sept-2006	31-Oct-2008	04-Sep-2011	India	01-Jul-2008	25 Int.
COLDWATER CREEK	H09180502	4283173	Registered	28-Nov-1997	11-Jun-1999	11-Jun-2019	Japan		20 Int., 24 Int., 25 Int.
COLDWATER CREEK	18050397	4332739	Registered	28-Nov-1997	05-Nov-1999	05-Nov-2019	Japan		35 Int.
COLDWATER CREEK	810071995	3347507	Registered	04-Aug-1995	19-Sep-1997	19-Sep-2017	Japan		25 Int.
COLDWATER CREEK	8100495	4110594	Registered	04-Aug-1995	06-Feb-1998	06-Feb-2018	Japan		16 Int.
COLDWATER CREEK	810011995	3339541	Registered	04-Aug-1995	15-Aug-1997	15-Aug-2017	Japan		14 Int.
COLDWATER CREEK	2001085180	4556805	Registered	20-Sep-2001	05-Apr-2002	05-Apr-2022	Japan		29 Int.
COLDWATER CREEK	41200225449	104290	Registered	13-Dec-2002	10-Aug-2004	10-Aug-2014	Korea, Republic of		35 Int.

36

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Renewal Date	Country	Pub. Date	Class
COLDWATER CREEK	N015639	N015639	Registered	16-Dec-2004	08-Apr-2005	08-Apr-2019	Macao		25 Int.
COLDWATER CREEK	674345	866419	Registered	30-Aug-2004	28-Jan-2005	30-Aug-2014	Mexico		25 Int.
COLDWATER CREEK	5510	5055	Registered	27-Dec-2004	27-Dec-2004	27-Dec-2014	Mongolia		25 Int.
COLDWATER CREEK	2005023692	22665	Registered	13-Jan-2005	16-Mar-2005	16-Mar-2019	Nepal		25 Int.
COLDWATER CREEK	25252	345623	Registered	14-Jul-2008	13-May-2011	13-May-2021	Paraguay		25 Int.
COLDWATER CREEK	575705	KOR220593	Registered	14-Dec-2004	14-Dec-2004	14-Dec-2014	Thailand		25 Int.
COLDWATER CREEK	4200612279	0085943	Registered	01-Aug-2006	13-Aug-2007	01-Aug-2016	Viet Nam		25 Int.
COLDWATER CREEK	73739695	1531418	Registered	14-Jul-1988	21-Mar-1989	21-Mar-2019	USA	27-Dec-1988	42 Int.
COLDWATER CREEK	76227693	2602690	Registered	20-Mar-2001	30-Jul-2002	30-Jul-2012	USA	27-Nov-2001	4 Int.
COLDWATER CREEK	75367982	2217173	Registered	03-Oct-1997	12-Jan-1999	12-Jan-2019	USA	20-Oct-1998	35 Int.
COLDWATER CREEK	76314157	2634836	Registered	17-Sep-2001	15-Oct-2002	15-Oct-2012	USA	23-Jul-2002	30 Int.
COLDWATER CREEK	76227698	2783590	Registered	20-Mar-2001	18-Nov-2003	18-Nov-2013	USA	26-Aug-2003	29 Int.
COLDWATER CREEK	74461454	1861320	Registered	12-Nov-1993	01-Nov-1994	01-Nov-2014	USA	09-Aug-1994	42 Int.
COLDWATER CREEK	74459701	1876534	Registered	18-Nov-1993	31-Jan-1995	31-Jan-2015	USA	08-Nov-1994	14, 16 and 25 Int.
COLDWATER CREEK	76250032	2544861	Registered	02-May-2001	05-Mar-2002	05-Mar-2012	USA	11-Dec-2001	35 Int.
COLDWATER CREEK	76290949	2714390	Registered	27-Jul-2001	06-May-2003	06-May-2013	USA	19-Mar-2002	3 Int.
COLDWATER CREEK	76250085	2555721	Registered	02-May-2001	02-Apr-2002	02-Apr-2012	USA	8-Jan-2002	25 Int.

37

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Renewal Date	Country	Pub. Date	Class
COLDWATER CREEK	85093140	3894084	Registered	26-Jul-2010	21-Dec-2010	21-Dec-2020	USA	05-Oct-2010	14 Int.
COLDWATER CREEK	85029189	3893477	Registered	03-May-2010	21-Dec-2010	21-Dec-2020	USA	05-Oct-2010	18 Int.
COLDWATER CREEK	85093329	3976916	Registered	26-Jul-2010	14-Jun-2011	14-Jun-2021	USA	29-Mar-2011	20 Int.
COLDWATER CREEK	85093286	3894086	Registered	26-Jul-2010	21-Dec-2010	21-Dec-2020	USA	05-Oct-2010	21 Int.
COLDWATER CREEK	85093335	3894088	Registered	26-Jul-2010	21-Dec-2010	21-Dec-2020	USA	05-Oct-2010	24 Int.
COLDWATER CREEK	85093338	3894089	Registered	26-Jul-2010	21-Dec-2010	21-Dec-2020	USA	05-Oct-2010	26 Int.
COLDWATER CREEK	85093341	3894090	Registered	26-Jul-2010	21-Dec-2010	21-Dec-2020	USA	05-Oct-2010	44 Int.
COLDWATER CREEK & WAVE DESIGN	78141070	2769235	Registered	03-Jul-2002	30-Sep-2003	30-Sep-2013	USA	08-Jul-2003	35 Int.
COLDWATER CREEK & WAVE DESIGN	78141132	2740447	Registered	03-Jul-2002	22-Jul-2003	22-Jul-2013	USA	29-Apr-2003	25 Int.
COLDWATER CREEK ELEMENTS	1159758	TMA607690	Registered	20-Nov-2002	15-Apr-2004	15-Apr-2019	Canada	01-Oct-2003	0 Nat.
COLDWATER CREEK SPIRIT	1148694	TMA642,366	Registered	01-Aug-2002	17-Jun-2005	17-Jun-2020	Canada	14-May-2003	0 Nat.
COLDWATER CREEK SPIRIT	2002069462	4675684	Registered	15-Aug-2002	23-May-2003	23-May-2013	Japan		35 Int.
COLDWATER CREEK SPIRIT	2002065702	4675658	Registered	02-Aug-2002	23-May-2003	23-May-2013	Japan		25 Int.
COLDWATER CREEK SPIRIT	76365628	2754147	Registered	01-Feb-2002	19-Aug-2003	19-Aug-2013	USA	17-Sep-2002	35 Int.
COLDWATER CREEK SPORT	78456991	3177920	Registered	26-Jul-2004	28-Nov-2006	28-Nov-2016	USA	21-Jun-2005	35 Int.
COLDWATER CREEK THE SPA (Standard Characters)	77087272	3306042	Registered	20-Jan-2007	09-Oct-2007	09-Oct-2017	USA	24-Jul-2007	35 Int.
ECOSONG	767272	TMA471975	Registered	27-Oct-1994	04-Mar-1997	04-Mar-2012	Canada	29-Oct-1996	42 Nat.

38

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Renewal Date	Country	Pub. Date	Class
INVISIBLE COMFORT	77410485	3508430	Registered	01-Mar-2008	30-Sep-2008	30-Sep-2018	USA	15-Jul-2008	25 Int.
RIBBON LADY DESIGN	78825847	3193631	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	16 Int.
RIBBON LADY DESIGN	78825827	3193628	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	35 Int.
RIBBON LADY DESIGN	78825758	3193621	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	36 Int.
RIBBON LADY DESIGN	78825773	3193625	Registered	28-Feb-2006	02-Jan-2007	02-Jan-2017	USA	17-Oct-2006	25 Int.
SPIRIT OF THE WEST	861014	TMA544680	Registered	07-Nov-1997	08-May-2001	08-May-2016	Canada	20-Sep-2000	0 Nat. (35)
SPIRIT OF THE WEST	810031995	3339543	Registered	04-Aug-1995	15-Aug-1997	15-Aug-2017	Japan		14 Int.
SPIRIT OF THE WEST	810091995	4090863	Registered	04-Aug-1995	12-Dec-1997	12-Dec-2017	Japan		25 Int.
SPIRIT OF THE WEST	810061995	4110595	Registered	04-Aug-1995	06-Feb-1998	06-Feb-2018	Japan		16 Int.
SPIRIT OF THE WEST	74461427	1860160	Registered	12-Nov-1993	25-Oct-1994	25-Oct-2014	USA	02-Aug-1994	42 Int.
THE NATURAL WAY TO SHOP	822467	TMA487586	Registered	05-Sep-1996	02-Jan-1998	02-Jan-2013	Canada	23-Jul-1997	0 Nat. (42)
UNIQUE BY NATURE	78456949	3378479	Registered	26-Jul-2004	05-Feb-2008	05-Feb-2018	USA	20-Nov-2007	35 Int.
YOUR KIND OF CLOTHES ONLINE ALL THE TIME	1048652	TMA576681	Registered	29-Feb-2000	27-Feb-2003	27-Feb-2018	Canada	08-Aug-2001	0 Nat. (42)
COLDWATER CREEK	74459701	1876534	Registered	18-Nov-1993	31-Jan-1995	31-Jan-2015	USA	08-Nov-1994	14 Int., 16 Int., 25 Int.
COLDWATER CREEK THE SPA	78764018	3266290	Registered	30-Nov-2005	17-Jul-2007	17-Jul-2017	USA	02-May-2006	44 Int.
INVISIBLE COMFORT	78843932	3433086	Registered	23-Mar-2006	20-May-2008	20-May-2018	USA	5-Dec-2006	25 Int.
INVISIBLE COMFORT	78843931	3628892	Registered	23-Mar-2006	26-May-2009	26-May-2019	USA	14-Nov-2006	35 Int.

39

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Renewal Date	Country	Pub. Date	Class
RIBBON LADY DESIGN	78825762	3720169	Registered	28-Feb-2006	01-Dec-2009	01-Dec-2019	USA	17-Oct-2006	14 Int.
COLDWATER CREEK OUTLET	77665567	3672504	Registered	06-Feb-2009	25-Aug-2009	25-Aug-2019	USA	09-Jun-2009	35 Int.
ONE CREEK	77207791	3680357	Registered	15-Jun-2007	08-Sep-2009	08-Sep-2019	USA	29-Apr-2008	35 Int.
ONE CREEK	77207782	3702061	Registered	15-Jun-2007	27-Oct-2009	27-Oct-2019	USA	29-Apr-2008	25 Int.
SHAPEME	77183068	3803552	Registered	16-May-2007	15-Jun-2010	15-Jun-2020	USA	06-May-2008	35 Int.
SHAPE ME	77183040	3803551	Registered	16-May-2007	15-Jun-2010	15-Jun-2020	USA	06-May-2008	25 Int.
LUXELLE	77127888	3554720	Registered	11-Mar-2007	30-Dec-2008	30-Dec-2018	USA	24-Jul-2007	24 Int.
MILEPOST FOUR	0806782	TMA491354	Registered	12-Mar-1996	13-Mar-1998	13-Mar-2013	Canada		42 Int.
TRAVALLURE	77127886	3554719	Registered	11-Mar-2007	30-Dec-2008	30-Dec-2018	USA	24-Jul-2007	24 Int.
SPIRIT BY COLDWATER CREEK	77069008	3731760	Registered	21-Dec-2006	29-Dec-2009	29-Dec-2019	USA	24-Jul-2007	35 Int.
CWC (Stylized)	77069007	3547356	Registered	21-Dec-2006	16-Dec-2008	16-Dec-2018	USA	24-Jul-2007	25 Int.
GUARANTEED ALWAYS. COLDWATER CREEK	85222705	4057615	Registered	20-Jan-2011	15-Nov-2011	15-Nov-2021	United States of America	05-Jul-2011	35 Int.
ONECREEK ELITE	85109912	4053888	Registered	18-Aug-2010	08-Nov-2011	08-Nov-2021	United States of America	11-Jan-2011	35 Int.

40

D. Trademark Applications

Pending Trademark Name	App Number	Reg Number	Trademark Status	File Date	Reg Date	Next Renewal Date	Country Name	Pub Date	Class
COLDWATER CREEK	8477627		Pending	14-July-2010			China		25 Int
COLDWATER CREEK ELEMENTS	85238420		Allowed (ITU)	9-Feb-2011			United States of America	7-Jun-2011	25 Int.
COTTONLUXE	85555639		Pending (ITU)	28-Feb-2012			United States of America		25 Int.
DESTINATIONS BY COLDWATER CREEK	85568725		Approved for Pub (ITU)	13-Mar-2012			United States of America		25 Int.
EVERYWEAR	85555640		Pending (ITU)	28-Feb-2012			United States of America		25 Int.
SIMPLY BY COLDWATER CREEK	85568720		Approved for Pub (ITU)	13-Mar-2012			United States of America		25 Int.
RIBBON YARN	85555643		Pending (ITU)	28-Feb 2012			United States of America		24 Int.
THE PERFECT NO-IRON SHIRT	85568638		Pending (ITU)	13-Mar-2012			United States of America		25 Int.
THE PERFECT SHIRT	85555628		Pending (ITU)	28-Feb-2012			United States of America		25 Int.
WATERSTONE JERSEY	85057716		Allowed (ITU)	08-Jun-2010			United States of America	29-Mar-2011	24 Int.
THE ASPENWOOD COLLECTION BY COLDWATER CREEK	85095240		Allowed (ITU)	28-Jul-2010			United States of America	11-Jan-2011	35 Int.
ASPENWOOD BY COLDWATER CREEK	85095230		Allowed (ITU)	28-Jul-2010			United States of America	11-Jan-2011	35 Int.
THE ASPENWOOD COLLECTION BY COLDWATER CREEK	85095190		Allowed (ITU)	28-Jul-2010			United States of America	11-Jan-2011	25 Int.
ASPENWOOD BY COLDWATER CREEK	85095178		Allowed (ITU)	28-Jul-2010			United States of America	11-Jan-2011	25 Int.
THE CREEK	85362577		Allowed (ITU)	04-Jul-2011			United States of America	29-Nov-2011	35 Int

41

Pending Trademark Name	App Number	Reg Number	Trademark Status	File Date	Reg Date	Next Renewal Date	Country Name	Pub Date	Class
WEEKEND BY COLDWATER CREEK	85568726		Approved for Pub. (ITU)	13-Mar-2012			United States of America	07-24-2012	25 Int.
OUTLET@THECREEK	77695113		Allowed (ITU)	19-Mar-2009			United States of America	09-Jun-2009	35 Int.

42

SCHEDULE 5.18

Labor Matters

•                  Coldwater Creek Inc. Profit Sharing Plan — 401(K)

•                  Amended and Restated Form of Indemnity Agreement between Coldwater Creek, Inc. and each of its Directors

•                  Amended and Restated Stock Option/Stock Issuance Plan

•                  Form of Stock Option Agreement under Amended and Restated Stock Option/Stock Issuance Plan

•                  Form of Incentive Stock Option Agreement under Amended and Restated Stock Option/Stock Issuance Plan

•                  2006 Incentive Award Program for Executives

•                  2007 Incentive Award Program for Executives

•                  2008 Incentive Award Program for Executives

•                  2009 Incentive Award Program for Executives

•                  2010 Incentive Award Program for Executives

•                  2011 Incentive Award Program for Executives

•                  Employee retention agreements for 45 employees for $1,734,100

•                  Retention based tuition reimbursement for 3 employees for $27,750

•                  Form of Stock Unit Agreement under the Amended and Restated Stock Option/Stock Issuance Plan

•                  Form of Non-Management Director Restricted Stock Unit Agreement

•                  Supplemental Executive Retirement Plan

•                  Group Life, Short Term and Long Term Disability Insurance Policies with Standard Insurance Company

•                  Amendment No. 1 to Supplemental Executive Retirement Plan

•                  Amendment No. 2 to Supplemental Executive Retirement Plan

•                  Amendment No. 3 to Supplemental Executive Retirement Plan

•                  The Company has adopted an Employee Stock Purchase Plan pursuant to which eligible employees are entitled to purchase shares of the Company’s common stock at a discount

•                  Employee Agreement between Company and Jeffrey Parisian dated June 28, 2008

•                  Employment Agreement between the Company and Dan Moen dated as of May 29, 2007 (as amended as of December 23, 2008)

43

•                  Employment Agreement between the Company and Gerard El Chaar dated as of May 29, 2007,  (as amended as of December 23, 2008)

•                  Employment Agreement between the Company and John E. Hayes III dated February 23, 2009

•                  Employment Agreement between the Company and Jerome M. Jessup dated August 3, 2009

•                  Employee Agreement between Company and Claudia Runkel dated August 19, 2011

•                  Severance and Change of Control Agreement between the Company and John E. Hayes III dated January 30, 2012

•                  Severance and Change of Control Agreement between the Company and Jerome M. Jessup dated January 30, 2012

•                  Severance and Change of Control Agreement between the Company and Jeffrey Parisian dated February 2, 2012

•                  Severance and Change of Control Agreement between the Company and Kim Sorensen dated February 24, 2012

•                  Severance and Change of Control Agreement between the Company and Jill Brown Dean dated January 19, 2011

•                  Severance and Change of Control Agreement between the Company and James Anthony Bell dated June 15, 2011

•                  Change of Control Agreement between the Company and Nancy Binger dated November 28, 2011

•                  Change of Control Agreement between the Company and Anne Bruce dated February 28, 2012

•                  Change of Control Agreement between the Company and Vincent Toenjes dated February 28, 2012

•                  Retention Compensation Agreement between the Company and Anne Bruce dated February 28, 2012

•                  The Company enters standard form confidentiality, invention assignment agreements with its employees

•                  The Company subsidizes standard health care plans for employees

44

SCHEDULE 5.21(a)

DDAs

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description

Coldwater Creek U.S. Inc.

1st American Bank	4611 Golf Road	Skokie	IL	60076	Roxann Sadus	630-547-9010	***	Retail Store Depository
1st National Bank of SD	2505 W 41st St	Sioux Falls	SD	57105	Mark Peterson	605-782-5901	***	Retail Store Depository
1st Tennessee Bank	7082 Bakers Bridge Rd.	Franklin	TN	37068	Cathy Claxton	615-790-5130	***	Retail Store Depository
Bank Champaign	5 Convenience Center Rd	Champaign	IL	61820	Amy Orris	217-351-2876	***	Retail Store Depository
Bank of America	800 5th Ave - WA1-501-08-23	Seattle	WA	98104	Birgit Goodwin	800-426-1411 ext. 70558	***	Retail Store Depository
Berkshire Bank	3450 Richville Rd	Manchester	VT	05255	Beth Ann Watson	802-362-4960	***	Retail Store Depository
Canandaigua National Bank	338 Eastview Mall	Victor	NY	14564	Amy Flaitz	585-742-4950 ext 40220	***	Retail Store Depository
Capital One Bank	313 Carondelet Street	New Orleans	LA	70130	Kristie Vead	504-533-5264	***	Retail Store Depository
Chase Bank IL	310 N. Randall Road	Lake in The Hills	IL	60156	Paul Sotos	847-854-3213	***	Retail Store Depository
Citizens and Farmers Bank	698 Town Center Drive	Newport News	VA	23606	Trittie Mountcastle	757-596-4775	***	Retail Store Depository
Citizens Bank	160 N Gulph Rd	King of Prussia	PA	19406	Melissa Dupre	610-337-5962	***	Retail Store Depository
Citizen’s National Bank	130 W. Bruce St.	Sevierville	TN	37862	Kitty Foster	865-429-2297	***	Retail Store Depository
Comerica Bank	500 Woodward	Detroit	MI	48226	Michelle Owens	313-222-5820	***	Retail Store Depository

45

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description
Compass Bank	1433 Opelika Rd	Auburn	AL	36830	Arthur Antoniak	334-887-1216	***	Retail Store Depository
Fifth Third Bank	1 Fayette Center	Washington Courthouse	OH	43160	Pam McCune	740-335-7641	***	Retail Store Depository
Five Star Bank	2 Seneca St	Geneva	NY	14456	Emily Quill	315-539-1000	***	Retail Store Depository
Highland Bank	5985 Large Ave Ne	Albertville	MN	55301	Jami Knisley	952-858-4586	***	Retail Store Depository
Huntington Bank	2055 Polaris Parkway	Columbus	OH	43240	Lurenna Hutchings	614-899-8239	***	Retail Store Depository
Johnson Bank	7500 Green Bay Road	Kenosha	WI	53142	Neil Buchanan	262-697-7258	***	Retail Store Depository
M & I Bank	31 Meadowview Drive	Lake Delton	WI	53940	Sarah Hegg	608-253-8425	***	Retail Store Depository
Panhandle State Bank	300 Kootenai Cut-Off Road	Ponderay	ID	83852	Connie Rosco	208-263-2348	***	Retail Store Depository
People’s United Bank	2 Burlington Square.	Burlington	VT	05401	Jennifer L. Gould	802-660-1486	***	Retail Store Depository
PNC Bank	8000 Shelbyville Road	Louisville	KY	40222	Robyn Parrino	502-212-6325	***	Retail Store Depository
SunTrust Bank FL	2116 S. Babcock St	Melbourne	FL	32901	Regina Margnelli	321-984-2540	***	Retail Store Depository
SunTrust Bank GA	103 City Circle	Peachtree City	GA	30269	Kristie Gable	770-486-5220	***	Retail Store Depository
Tuscola National Bank	900 S. Progress Blvd.	Tuscola	IL	61953	Kim Martin	217-253-4711	***	Retail Store Depository
United Bank	514 Market Street	Parkersburg	WV	26101	Carole Allen	304-424-8800	***	Retail Store Depository
United Community Bank	6372 Highway 53 East	Dawsonville	GA	30503	Marissa Allen	706-265-3232 ext 1104	***	Retail Store Depository
US Bank	6376 Government Way	Coeur D’ Alene	ID	83815	Marian Pelsma	208-762-0247	***	Retail Store Depository

46

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description

Coldwater Creek Merchandising & Logistics Inc.

United	514 Market Street	Parkersburg	WV	26101	Carole Allen	304-424-8800	***	Retail Store Depository

Coldwater Creek The Spa Inc.

Bank of America	800 5th Ave - WA1-501-08-23	Seattle	WA	98104	Birgit Goodwin	800-426-1411 ext. 70558	***	Retail Store Depository (SPA)
Capital One Bank	313 Carondelet Street	New Orleans	LA	70130	Kristie Vead	504-533-5264	***	Retail Store Depository (SPA)
US Bank SPA	6376 Government Way	Coeur D’ Alene	ID	83815	Marian Pelsma	208-762-0247	***	Retail Store Depository

Coldwater Creek Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Master Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc AP ACH Debit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc AP ACH Credit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc AP Checking
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Payroll Account
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Customer Refunds
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	Corporate Operating Account Coldwater Creek Inc

47

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Inc Master Depository

Coldwater Creek U.S. Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Retail Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Visa/MC Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US AmEx Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Discover Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US AP ACH Debit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US AP ACH Credit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US AP Checking
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Payroll Account
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Customer Refund Direct
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC US Customer Refund Retail

48

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description

Coldwater Creek The Spa Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Corporate Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Corporate Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Retail Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Visa/MC Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc American Express Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Discover Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc AP ACH Debit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc AP ACH Credit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc AP Checking
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Spa Inc Payroll

Coldwater Creek Merchandising & Logistics Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L Disbursements
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L AP ACH Debit

49

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L AP ACH Credit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L AP Checking
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC M&L Payroll

Aspenwood Advertising, Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood AP ACH Debit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood AP ACH Credit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood AP Checking
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Aspenwood Payroll

CWC Worldwide Services Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC WWS Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC WWS Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC WWS Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC WWS AP ACH Debit

50

Corporate Bank Name	Corporate Bank Address	City	State	Zip	Corporate Contact Name	Corporate Bank Phone #	Master Account Number	Account Description
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC WWS Payroll

CWC Rewards Inc.

Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Rewards Depository
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Rewards Disbursement
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Rewards AP ACH Debit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Rewards AP ACH Credit
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Rewards Misc Deposits
Wells Fargo Bank NA	877 West Main St - 3rd Floor	Boise	ID	83702	Mary Monroe	208-393-2106	***	CWC Rewards AP Checking

51

SCHEDULE 5.21(b)

Credit Card Arrangements

1.               Credit Card Processing Service Agreement, dated as of March 17, 1989, by and between Coldwater Creek Inc. and Direct Marketing Guaranty Trust Corp., as amended March 7, 2000, April 17, 2003, May 21, 2003, August 26, 2003 and February 10, 2006.

2.               Merchant Services Agreement, dated as of July 22, 1992, by and between Coldwater Creek Inc. and Discover Card Services, Inc.

3.               Bankcard Joint Marketing Agreement, dated as of November 9. 2004, as amended June 1, 2007, by and between Coldwater Creek Inc. and Chase Manhattan Bank USA, National Association.

4.               Additional Company Addendum, Credit Card Processing Services Agreement, dated as of July 26, 2007, by and between, Coldwater Creek Inc., Coldwater Creek U.S. Inc., and Paymentech, LLC for itself and on behalf of JP Morgan Chase Bank, N.A.

5.               Merchant Services Agreement, effective as of October 1, 2006, by and between Coldwater Creek Inc. and Discover Financial Services, LLC.

6.               Buyer Initiated Payments Implementation Project Charter, dated December 10, 2010, and among Coldwater Creek Inc. and American Express Travel Related Services Company, Inc.

7.               Corporate Services Commercial Account Agreement, dated December 10, 2010, as amended March 3, 2011, by and among Coldwater Creek Inc. and American Express Travel Related Services Company, Inc.

SCHEDULE 5.24

Material Contracts

1.               Amended and Restated Lease Agreement, dated as of January 10, 2006, between Wood County Development Authority (“Lessor”) and Coldwater Creek Inc. (“Lessee”), as amended by that certain First Amendment to Amended and Restated Lease Agreement, dated as of October 25, 2006, by and between Lessor and Lessee.

2.               Amended and Restated Lease Agreement, dated as of July 19, 2007, as amended by that certain Amendment to Amended and Restated Lease Agreement, dated as of April 22, 2009, between Foothill Shadows, LLC, as lessor, and Coldwater Creek Inc., as lessee.

3.               Term Loan Documents.

53

SCHEDULE 6.02

Financial and Collateral Reporting

References is hereby made to a certain Amended and Restated Credit Agreement, dated as of May 16, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Coldwater Creek U.S. Inc., a Delaware corporation (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the Borrowers, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto, and (v) Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent and Swing Line Lender.  All capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Loan Parties hereby agree to provide to the Administrative Agent, on the applicable day specified below, the following documents (each in such form and detail as the Administrative Agent from time to time may specify):

a.                                       Within fifteen (15) days after the end of each (i) Fiscal Month (commencing with the Fiscal Month first ending after the Closing Date and each Fiscal Month thereafter), if a Usage Event Period exists at any time during such Fiscal Month, and (ii) Fiscal Quarter (commencing with the Fiscal Quarter first ending after the Closing Date and each Fiscal Quarter thereafter), if a Usage Event Period did not exist at any time during such Fiscal Quarter, for such Fiscal Month or Fiscal Quarter, as applicable:

(A)                              purchases and account payable analysis report (together with account payable aging) for each Loan Party, in the Administrative Agent’s format; and

(B)                                Inventory summary by Store location; and

(C)                                Inventory certificate for each Loan Party, in the Administrative Agent’s format; and

(D)                               Credit Card Receivables aging report for each Loan Party.

b.                                      Within thirty (30) days of the end of each (i) Fiscal Month (commencing with the Fiscal Month first ending after the Closing Date and each Fiscal Month thereafter), if a Usage Event Period exists at any time during such Fiscal Month, and (ii) Fiscal Quarter (commencing with the Fiscal Quarter first ending after the Closing Date and each Fiscal Quarter thereafter), if a Usage Event Period did not exist at any time during such Fiscal Quarter, for such Fiscal Month or Fiscal Quarter, as applicable:

(A)                              reconciliation of the stock ledger to the general ledger for each Loan Party and the calculation of Availability; and

(B)                                gross margin reconciliation for each Loan Party; and

(C)                                statement of Store activity, in the Administrative Agent’s format; and

(D)                               such other information as the Administrative Agent may from time to time reasonably request.

54

SCHEDULE 7.01

Existing Liens

1.               Equipment lien on certain equipment in favor of IOS Capital against Coldwater Creek Inc., as represented on financing statement #B 2007-1028851-0, filed with the Idaho Secretary of State on June 28, 2007.

2.               Equipment lien on certain equipment in favor of AEL Financial, LLC against Coldwater Creek Inc., as represented on financing statement #B 2007-1032497-7, filed with the Idaho Secretary of State on August 28, 2007.

3.               Equipment lien on certain equipment leased pursuant to that certain Rental Agreement, dated December 3, 2007 between Coldwater Creek Inc., as lessee, and Pure Health Solutions, Inc., as lessor, as represented on financing statement #20074785001, filed with the Delaware Secretary of State on December 18, 2007.

4.               Equipment lien on certain equipment leased pursuant to that certain Rental Agreement, dated June 26, 2008 between Coldwater Creek Inc., as lessee, and Pure Health Solutions, Inc. as lessor, in favor of AEL Financial, LLC and Pure Health Solutions, Inc. against Coldwater Creek Inc., as represented on financing statement #B 2008-1050832-2, originally filed with the Idaho Secretary of State on July 17, 2008, assigned to Wells Fargo Equipment Finance on July 23, 2008.

5.               Equipment lien on certain equipment leased pursuant to that certain Rental Agreement, dated December 11, 2008 between Coldwater Creek Inc., as lessee, and Pure Health Solutions, Inc. as lessor, in favor of AEL Financial, LLC and Pure Health Solutions, Inc. against Coldwater Creek Inc., as represented on financing statement #B 2009-1059038-6, filed with the Idaho Secretary of State on January 15, 2009.

6.               Equipment lien on certain equipment leased pursuant to that certain Rental Agreement, dated February 18, 2010 between Coldwater Creek Inc., as lessee, and Pure Health Solutions, Inc. as lessor, in favor of Bank of the West, Trinity Division and Pure Health Solutions, Inc. against Coldwater Creek Inc., as represented on financing statement #B 2010-1076154-8, filed with the Idaho Secretary of State on March 17, 2010.

7.               Equipment lien on certain leased equipment in favor of OCE Financial Services, Inc. against Coldwater Creek Inc., as represented on financing statement # 20101090988, filed with the Delaware Secretary of State on March 30, 2010.

8.               Equipment lien on certain equipment and related software in favor of IBM Credit LLC against Coldwater Creek Inc., as represented on financing statement #20102864712, filed with the Delaware Secretary of State on August 16, 2010.

55

9.               Equipment lien on certain equipment leased pursuant to that certain Rental Agreement, dated September 20, 2010 between Coldwater Creek Inc., as lessee, and Pure Health Solutions, Inc. as lessor, in favor of Bank of the West, Trinity Division and Pure Health Solutions, Inc. against Coldwater Creek Inc., as represented on financing statement #B 2010-1084287-9, filed with the Idaho Secretary of State on September 29, 2010.

10.         Equipment lien on certain telecommunications and data equipment in favor of AT&T Capital Services, Inc. against Coldwater Creek Inc., as represented on financing statement #20103793654, filed with the Delaware Secretary of State on October 29, 2010.

11.         Equipment lien on certain equipment in favor of Hitachi Data Systems Credit Corp. against Coldwater Creek Inc., as represented on financing statement #20110585375, filed with the Delaware Secretary of State on February 16, 2011.

56

SCHEDULE 7.02

Existing Investments

1.               Loan to Senior Vice President of Coldwater Creek Inc. in the amount of $39,375.

57

SCHEDULE 7.03

Existing Indebtedness

Debt	Original Balance	Balance 5/26/2012	Interest Rate	Term	Frequency	Payment

Capital Leases

CL - CDA Bldg	10,500,272	10,197,655	7.65%	8/07 - 7/28	Monthly	Current $76,629
CL - SPT Store	1,000,000	1,113,542	10.50%	7/6 - 12/36	Monthly	Current $8,964
CL - IBM	316,069	178,473	7.50%	8/10 - 6/14	Monthly	Current $7,733
CL - AT&T	989,350	755,074	7.00%	7/11 - 6/14	Monthly	Current $27,737

1.               In connection with the mechanic’s lien at 1770 East Red Cliff Drive, St. George, Utah 84790, surety bond issued by the Fidelity and Deposit Company of Maryland in the amount of $42,192.61, on behalf of Coldwater Creek Inc.

2.               That certain Amended and Restated Demand Note, dated as of July 9, 2012, by Parent in favor of CWC Rewards Inc.

3.               That certain Amended and Restated Intercompany Note, dated as of July 9, 2012, by the Loan Parties in favor of the Loan Parties.

4.               In connection with future goods and services to be provided, a surety bond issued by the Fidelity and Deposit Company of Maryland in the amount of $58,320, on behalf of Coldwater Creek Inc., to Southern California Edison Company, effective July 5, 2012.

58

SCHEDULE 10.02

Administrative Agent’s Office, Certain Addresses for Notices

1.                                       Administrative Agent’s Office:

Wells Fargo Bank, National Association, as Administrative Agent
One Boston Place, 19th Floor
Boston, Massachusetts 02108
Attention:  Michele L. Ayou

2.                                       Certain Addresses for Notices:

a.                                       If to the Lead Borrower and any other Loan Party:

Coldwater Creek U.S. Inc.
One Coldwater Creek Drive
Sandpoint, Idaho 83864
Attention: Chief Financial Officer
Telephone:  (208) 265-3450
Facsimile: (208) 265-7108
E-mail: jim.bell@thecreek.com

With a copy to:

Hogan Lovells US LLP
Columbia Square
555 Thirteenth Street, NW
Washington, DC 20004
Attention:  Gordon C. Wilson, Esq.
Telephone:  (202) 637-5600
Facsimile: (202) 637-5910
E-mail: gordon.wilson@hoganlovells.com

b.                                      If to the Administrative Agent, Collateral Agent, Swing Line Lender and the L/C Issuer:

Wells Fargo Bank, National Association, as Administrative Agent
One Boston Place, 19th Floor
Boston, Massachusetts 02108
Attention:  Michele L. Ayou
Telephone:  (617) 854-7246
Facsimile: (617) 523-4029
E-mail:  michele.l.ayou@wellsfargo.com

with a copy to:

Riemer & Braunstein LLP
Three Center Plaza
Boston, Massachusetts 02108

59

Attention: Jason S. DelMonico, Esquire
Telephone: (617) 523-9000
Facsimile: (617) 880-3456
E-mail: jdelmonico@riemerlaw.com

60

SCHEDULE I

Borrowers

1.               Coldwater Creek U.S. Inc., a Delaware corporation

2.               Coldwater Creek The Spa Inc., an Idaho corporation

3.               Coldwater Creek Merchandising & Logistics Inc., a Delaware corporation

Exhibits to Intellectual Property Security Agreement

SCHEDULE II

Guarantors

1.               Coldwater Creek Inc., a Delaware corporation

2.               C Squared LLC, a Delaware limited liability company

3.               Aspenwood Advertising, Inc., a Delaware corporation

4.               Coldwater Creek Sourcing Inc., an Idaho corporation

5.               CWC Sourcing LLC, an Idaho limited liability company

6.               CWC Worldwide Services Inc., an Idaho corporation

7.               CWC Rewards Inc., an Arizona corporation

Exhibits to Intellectual Property Security Agreement

EXHIBIT A

List of Copyrights, Copyright Applications and Copyright Licenses

1.              Copyright Registrations

See Exhibit A.1, attached hereto.

2.              Copyright Applications

None.

3.              Copyright Licenses

None.

Exhibits to Intellectual Property Security Agreement

EXHIBIT B

List of Patents, Patent Applications and Patent Licenses

1.              Patents

None.

2.              Patent Applications

None.

3.              Patent Licenses

Settlement and License Agreement, dated as of October 26, 2006, by and between Charles E. Hill & Associates, Inc., as licensor, and Coldwater Creek Inc., as licensee (“Licensee”), pursuant to which Licensee has a non-exclusive right and paid up license to practice the Hills Patent (as defined therein).

Exhibits to Intellectual Property Security Agreement

EXHIBIT C

List of Trademarks, Trademark Applications and Trademark Licenses

1.              Trademarks

Trademarks held by Coldwater Creek Inc.:

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
A DREAM A RACE A CURE & Design	78825698	3193614	Registered	28-Feb-2006	02-Jan-2007	USA
A DREAM A RACE A CURE & Design	78825722	3193616	Registered	28-Feb-2006	02-Jan-2007	USA
A DREAM A RACE A CURE & Design	78825729	3193617	Registered	28-Feb-2006	02-Jan-2007	USA
A DREAM A RACE A CURE & Design	78825746	3193618	Registered	28-Feb-2006	02-Jan-2007	USA
ASPENWOOD ADVERTISING	76365189	2765319	Registered	30-Jan-2002	16-Sep-2003	USA
COLDWATER CREEK	21824/04	KH20989/05	Registered	13-Dec-2004	21-Jan-2005	Cambodia
COLDWATER CREEK	734295	TMA448547	Registered	05-Aug-1993	06-Oct-1995	Canada
COLDWATER CREEK	5492829	5492829	Registered	07-21-2006	07- Sept-2009	China
COLDWATER CREEK	8477626	8477626	Registered	21-July-2006	28-July-2011	China
COLDWATER CREEK	(WIPO) A0020703	(WIPO) 1064079	Registered	30- Jul-2010	30- Jul-2010	WIPO Designating China
COLDWATER CREEK	815787	815787	Registered	02-Apr-1998	10-Apr-2002	European Community
COLDWATER CREEK	2378594	2378594	Registered	17-Sep-2001	22-Nov-2002	European Community

Exhibits to Intellectual Property Security Agreement

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
COLDWATER CREEK SPIRIT	2640068	2640068	Registered	03-Apr-2002	22-Aug-2003	European Community
COLDWATER CREEK	281605	141145	Registered	29-May-2005	15-Mar-2006	Guatemala
COLDWATER CREEK	300336753	300226753	Registered	13-Dec-2004	13-Dec-2004	Hong Kong
COLDWATER CREEK		12299	Registered		04-Apr-1988	Idaho
COLDWATER CREEK	1484183	1484183	Registered	4-Sept-2006	31-Oct-2008	India
COLDWATER CREEK	H09180502	4283173	Registered	28-Nov-1997	11-Jun-1999	Japan
COLDWATER CREEK	18050397	4332739	Registered	28-Nov-1997	05-Nov-1999	Japan
COLDWATER CREEK	810071995	3347507	Registered	04-Aug-1995	19-Sep-1997	Japan
COLDWATER CREEK	8100495	4110594	Registered	04-Aug-1995	06-Feb-1998	Japan
COLDWATER CREEK	810011995	3339541	Registered	04-Aug-1995	15-Aug-1997	Japan
COLDWATER CREEK	2001085180	4556805	Registered	20-Sep-2001	05-Apr-2002	Japan
COLDWATER CREEK	41200225449	104290	Registered	13-Dec-2002	10-Aug-2004	Korea, Republic of
COLDWATER CREEK	N015639	N015639	Registered	16-Dec-2004	08-Apr-2005	Macao
COLDWATER CREEK	674345	866419	Registered	30-Aug-2004	28-Jan-2005	Mexico
COLDWATER CREEK	5510	5055	Registered	27-Dec-2004	27-Dec-2004	Mongolia
COLDWATER CREEK	2005023692	22665	Registered	13-Jan-2005	16-Mar-2005	Nepal

Exhibits to Intellectual Property Security Agreement

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
COLDWATER CREEK	25252	345623	Registered	14-Jul-2008	13-May-2011	Paraguay
COLDWATER CREEK	575705	KOR220593	Registered	14-Dec-2004	14-Dec-2004	Thailand
COLDWATER CREEK	4200612279	0085943	Registered	01-Aug-2006	13-Aug-2007	Viet Nam
COLDWATER CREEK	73739695	1531418	Registered	14-Jul-1988	21-Mar-1989	USA
COLDWATER CREEK	76227693	2602690	Registered	20-Mar-2001	30-Jul-2002	USA
COLDWATER CREEK	75367982	2217173	Registered	03-Oct-1997	12-Jan-1999	USA
COLDWATER CREEK	76314157	2634836	Registered	17-Sep-2001	15-Oct-2002	USA
COLDWATER CREEK	76227698	2783590	Registered	20-Mar-2001	18-Nov-2003	USA
COLDWATER CREEK	74461454	1861320	Registered	12-Nov-1993	01-Nov-1994	USA
COLDWATER CREEK	74459701	1876534	Registered	18-Nov-1993	31-Jan-1995	USA
COLDWATER CREEK	76250032	2544861	Registered	02-May-2001	05-Mar-2002	USA
COLDWATER CREEK	76290949	2714390	Registered	27-Jul-2001	06-May-2003	USA
COLDWATER CREEK	76250085	2555721	Registered	02-May-2001	02-Apr-2002	USA
COLDWATER CREEK	85093140	3894084	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85029189	3893477	Registered	03-May-2010	21-Dec-2010	USA
COLDWATER CREEK	85093329	3976916	Registered	26-Jul-2010	14-Jun-2011	USA

Exhibits to Intellectual Property Security Agreement

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
COLDWATER CREEK	85093286	3894086	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85093335	3894088	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85093338	3894089	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85093341	3894090	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK & WAVE DESIGN	78141070	2769235	Registered	03-Jul-2002	30-Sep-2003	USA
COLDWATER CREEK & WAVE DESIGN	78141132	2740447	Registered	03-Jul-2002	22-Jul-2003	USA
COLDWATER CREEK ELEMENTS	1159758	TMA607690	Registered	20-Nov-2002	15-Apr-2004	Canada
COLDWATER CREEK SPIRIT	1148694	TMA642,366	Registered	01-Aug-2002	17-Jun-2005	Canada
COLDWATER CREEK SPIRIT	2002069462	4675684	Registered	15-Aug-2002	23-May-2003	Japan
COLDWATER CREEK SPIRIT	2002065702	4675658	Registered	02-Aug-2002	23-May-2003	Japan
COLDWATER CREEK SPIRIT	76365628	2754147	Registered	01-Feb-2002	19-Aug-2003	USA
COLDWATER CREEK SPORT	78456991	3177920	Registered	26-Jul-2004	28-Nov-2006	USA
COLDWATER CREEK THE SPA (Standard Characters)	77087272	3306042	Registered	20-Jan-2007	09-Oct-2007	USA
ECOSONG	767272	TMA471975	Registered	27-Oct-1994	04-Mar-1997	Canada
INVISIBLE COMFORT	77410485	3508430	Registered	01-Mar-2008	30-Sep-2008	USA
RIBBON LADY DESIGN	78825847	3193631	Registered	28-Feb-2006	02-Jan-2007	USA

Exhibits to Intellectual Property Security Agreement

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
RIBBON LADY DESIGN	78825827	3193628	Registered	28-Feb-2006	02-Jan-2007	USA
RIBBON LADY DESIGN	78825758	3193621	Registered	28-Feb-2006	02-Jan-2007	USA
RIBBON LADY DESIGN	78825773	3193625	Registered	28-Feb-2006	02-Jan-2007	USA
SPIRIT OF THE WEST	861014	TMA544680	Registered	07-Nov-1997	08-May-2001	Canada
SPIRIT OF THE WEST	810031995	3339543	Registered	04-Aug-1995	15-Aug-1997	Japan
SPIRIT OF THE WEST	810091995	4090863	Registered	04-Aug-1995	12-Dec-1997	Japan
SPIRIT OF THE WEST	810061995	4110595	Registered	04-Aug-1995	06-Feb-1998	Japan
SPIRIT OF THE WEST	74461427	1860160	Registered	12-Nov-1993	25-Oct-1994	USA
THE NATURAL WAY TO SHOP	822467	TMA487586	Registered	05-Sep-1996	02-Jan-1998	Canada
UNIQUE BY NATURE	78456949	3378479	Registered	26-Jul-2004	05-Feb-2008	USA
YOUR KIND OF CLOTHES ONLINE ALL THE TIME	1048652	TMA576681	Registered	29-Feb-2000	27-Feb-2003	Canada
COLDWATER CREEK THE SPA	78764018	3266290	Registered	30-Nov-2005	17-Jul-2007	USA
INVISIBLE COMFORT	78843932	3433086	Registered	23-Mar-2006	20-May-2008	USA
INVISIBLE COMFORT	78843931	3628892	Registered	23-Mar-2006	26-May-2009	USA
RIBBON LADY DESIGN	78825762	3720169	Registered	28-Feb-2006	01-Dec-2009	USA
COLDWATER CREEK OUTLET	77665567	3672504	Registered	06-Feb-2009	25-Aug-2009	USA

Exhibits to Intellectual Property Security Agreement

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
ONE CREEK	77207791	3680357	Registered	15-Jun-2007	08-Sep-2009	USA
ONE CREEK	77207782	3702061	Registered	15-Jun-2007	27-Oct-2009	USA
SHAPEME	77183068	3803552	Registered	16-May-2007	15-Jun-2010	USA
SHAPE ME	77183040	3803551	Registered	16-May-2007	15-Jun-2010	USA
LUXELLE	77127888	3554720	Registered	11-Mar-2007	30-Dec-2008	USA
MILEPOST FOUR	0806782	TMA491354	Registered	12-Mar-1996	13-Mar-1998	Canada
TRAVALLURE	77127886	3554719	Registered	11-Mar-2007	30-Dec-2008	USA
SPIRIT BY COLDWATER CREEK	77069008	3731760	Registered	21-Dec-2006	29-Dec-2009	USA
CWC (Stylized)	77069007	3547356	Registered	21-Dec-2006	16-Dec-2008	USA
GUARANTEED ALWAYS. COLDWATER CREEK	85222705	4057615	Registered	20-Jan-2011	15-Nov-2011	United States of America
ONECREEK ELITE	85109912	4053888	Registered	18-Aug-2010	08-Nov-2011	United States of America

Exhibits to Intellectual Property Security Agreement

2.              Trademark Applications

Trademark Applications by Coldwater Creek Inc.:

Pending Trademark Name	App Number	Reg Number	Trademark Status	File Date	Reg Date	Country Name
COLDWATER CREEK	8477627		Pending	14-July-2010		China

3.              Trademark Licenses

None.

Exhibits to Intellectual Property Security Agreement

SCHEDULE I

Borrowers

1.                                       Coldwater Creek U.S. Inc., a Delaware corporation

2.                                       Coldwater Creek The Spa Inc., an Idaho corporation

3.                                       Coldwater Creek Merchandising & Logistics Inc., a Delaware corporation

Schedules to Security Agreement

1

SCHEDULE II

Guarantors

1.                                       Coldwater Creek Inc., a Delaware corporation

2.                                       C Squared LLC, a Delaware limited liability company

3.                                       Aspenwood Advertising, Inc., a Delaware corporation

4.                                       CWC Worldwide Services Inc., an Idaho corporation

5.                                       Coldwater Creek Sourcing Inc., an Idaho corporation

6.                                       CWC Sourcing LLC, an Idaho limited liability company

7.                                       CWC Rewards Inc., an Arizona corporation

Schedules to Security Agreement

2

SCHEDULE 3.05

Bailees; Warehousemen

To the extent that Inventory that is located at premises leased by a Loan Party is considered Inventory in the custody or care of a third party, then such Inventory is maintained at each of the locations listed on schedule 5.08(b)(2) of the Credit Agreement.

Schedules to Security Agreement

3

SCHEDULE 3.06

Consignments

None.

Schedules to Security Agreement

4

SCHEDULE 3.07

Commercial Tort Claims

None.

Schedules to Security Agreement

5

SCHEDULE 3.08

Instruments and Chattel Paper

To the extent constituting an Instrument, that certain Amended and Restated Intercompany Note, dated July 9, 2012, by the Loan Parties in favor of the Loan Parties.

To the extent constituting an Instrument, that certain Amended and Restated Demand Note, dated July 9, 2012, with Coldwater Creek Inc. as maker and CWC Rewards Inc. as holder.

The Loan Parties have an outstanding loan to the SVP of Product Development, in the amount of $39,375, and the loan is secured by a security interest in the employee’s stock.

Schedules to Security Agreement

6

SCHEDULE 3.09

Securities Accounts and Commodity Accounts

Securities Account #*** in the name of Coldwater Creek Inc. (“Customer”) maintained with Wells Fargo Brokerage Services, LLC (“Intermediary”), which will become subject to a Securities Account Control Agreement, by and among Customer, Intermediary and Collateral Agent, as a post-closing requirement under the Credit Agreement.

Schedules to Security Agreement

7

SCHEDULE 3.10

Electronic Chattel Paper and Transferable Records

None.

Schedules to Security Agreement

8

EXECUTION VERSION

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 16, 2011

among

COLDWATER CREEK U.S. INC.,
as the Lead Borrower

and

THE OTHER BORROWERS PARTY HERETO

and

THE GUARANTORS PARTY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION
(as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender

and

THE LENDERS PARTY HERETO

i

3.07	Survival	93

3.08	Designation of Lead Borrower as Borrowers’ Agent	93

ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS		94

4.01	Conditions of Initial Credit Extension	94

4.02	Conditions to all Credit Extensions	98

ARTICLE V REPRESENTATIONS AND WARRANTIES		100

5.01	Existence, Qualification and Power	100

5.02	Authorization; No Contravention	100

5.03	Governmental Authorization; Other Consents	100

5.04	Binding Effect	101

5.05	Financial Statements; No Material Adverse Effect	101

5.06	Litigation	102

5.07	No Default	103

5.08	Ownership of Property; Liens	103

5.09	Environmental Compliance	104

5.10	Insurance	105

5.11	Taxes	105

5.12	ERISA Compliance	105

5.13	Subsidiaries; Equity Interests	106

5.14	Margin Regulations; Investment Company Act; Public Utility Holding Company Act	107

5.15	Disclosure	107

5.16	Compliance with Laws	108

5.17	Intellectual Property; Licenses, Etc.	108

5.18	Labor Matters	108

5.19	Security Documents	109

5.20	Solvency	111

5.21	Deposit Accounts; Credit Card Arrangements	111

5.22	Brokers	111

5.23	Customer and Trade Relations	111

5.24	Material Contracts	112

5.25	Casualty	112

5.26	Anti-Terrorism Laws	112

ARTICLE VI AFFIRMATIVE COVENANTS		113

6.01	Financial Statements	113

6.02	Certificates; Other Information	115

6.03	Notices	118

6.04	Payment of Obligations	120

6.05	Preservation of Existence, Etc.	120

6.06	Maintenance of Properties	120

6.07	Maintenance of Insurance	121

6.08	Compliance with Laws	123

6.09	Books and Records; Accountants	124

6.10	Inspection Rights	124

6.11	Use of Proceeds	125

6.12	Additional Loan Parties	125

6.13	Cash Management	126

6.14	Information Regarding the Collateral	128

6.15	Physical Inventories	129

6.16	Environmental Laws	130

6.17	Further Assurances	131

6.18	Compliance with Terms of Leaseholds	132

6.19	Material Contracts	132

6.20	ERISA	133

6.21	[Intentionally Omitted]	134

6.22	Real Estate	134

ARTICLE VII NEGATIVE COVENANTS		136

7.01	Liens	136

7.02	Investments	137

7.03	Indebtedness; Disqualified Stock	137

7.04	Fundamental Changes	137

7.05	Dispositions	138

7.06	Restricted Payments	138

7.07	Prepayments of Indebtedness	138

7.08	Change in Nature of Business	139

7.09	Transactions with Affiliates	139

7.10	Burdensome Agreements	139

7.11	Use of Proceeds	140

7.12	Amendment of Material Documents	140

7.13	Fiscal Year	140

7.14	Deposit Accounts; Blocked Accounts; Credit Card Processor; Term Loan Priority Account	140

7.15	Consignments	141

7.16	Inventory Book Value	141

7.17	Minimum Availability	141

7.18	Capital Expenditures	141

7.19	Minimum Liquidity	141

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		141

8.01	Events of Default	141

8.02	Remedies Upon Event of Default	145

8.03	Application of Funds	146

ARTICLE IX AGENTS		147

9.01	Appointment and Authority	147

9.02	Rights as a Lender	148

9.03	Exculpatory Provisions	148

9.04	Reliance by Agents	149

9.05	Delegation of Duties	150

9.06	Resignation of Agents	150

9.07	Non-Reliance on Agents and Other Lenders	151

9.08	Administrative Agent May File Proofs of Claim	151

9.09	Collateral and Guaranty Matters	152

9.10	Notice of Transfer	153

9.11	Reports and Financial Statements	153

9.12	Agency for Perfection	154

9.13	Indemnification of Agents	154

9.14	Relation among Lenders	154

9.15	Defaulting Lender	154

ARTICLE X MISCELLANEOUS		156

10.01	Amendments, Etc.	156

10.02	Notices, Financial Statements and Other Documents; Effectiveness; Electronic Communications	158

10.03	No Waiver; Cumulative Remedies	160

10.04	Expenses; Indemnity; Damage Waiver	161

10.05	Payments Set Aside	163

10.06	Successors and Assigns	163

10.07	Treatment of Certain Information; Confidentiality	169

10.08	Right of Setoff	170

10.09	Interest Rate Limitation	171

10.10	Counterparts; Integration; Effectiveness	171

10.11	Survival	171

10.12	Severability	172

10.13	Replacement of Lenders	172

10.14	Governing Law; Jurisdiction; Etc.	172

10.15	Waiver of Jury Trial	174

10.16	No Advisory or Fiduciary Responsibility	175

10.17	USA PATRIOT Act Notice	175

10.18	Foreign Asset Control Regulations	176

10.19	Time of the Essence	176

10.20	Press Releases	176

10.21	Additional Waivers	176

10.22	No Strict Construction	179

10.23	Attachments	179

10.24	Existing Credit Agreement Amended and Restated	179

10.25	Intercreditor Agreement	180

SIGNATURES		S-1

v

SCHEDULES

1.01	Borrowers
1.02	Guarantors
II.A	Commitments and Applicable Percentages
2.03	Existing Letters of Credit
5.01	Loan Parties Organizational Information
5.06	Litigation
5.08(b)(1)	Owned Real Estate
5.08(b)(2)	Leased Real Estate
5.09	Environmental Matters
5.10	Insurance
V.M	Subsidiaries; Other Equity Investments; Equity Interests in the Borrower
5.17	Intellectual Property Matters
5.18	Labor Matters
5.21(a)	DDAs
5.21(b)	Credit Card Arrangements
5.24	Material Contracts
6.02	Financial and Collateral Reporting
VII.A	Existing Liens
7.02	Existing Investments
VII.C	Existing Indebtedness
X.B	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of
A	Committed Loan/Conversion Notice
B	Swing Line Loan Notice
C-1	Committed Loan Note
C-2	Swing Line Loan Note
D	Compliance Certificate
E	Borrowing Base Certificate
F	Assignment and Assumption
G	Credit Card Notification
H	DDA Notification
I	Joinder Agreement

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of May 16, 2011, among

(i)                                     COLDWATER CREEK U.S. INC., a Delaware corporation (the “Lead Borrower”), as agent for the Borrowers now or hereafter party hereto,

(ii)                                  the BORROWERS now or hereafter party hereto,

(iii)                               the GUARANTORS now or hereafter party hereto,

(iv)                              each lender from time to time party hereto (each individually, a “Lender” and collectively, the “Lenders”), and

(v)                                 WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender.

The Borrowers and the Guarantors have entered into a certain Credit Agreement dated as of February 13, 2009 (as amended and in effect, on and prior to the date hereof, the “Existing Credit Agreement”) among such Borrowers and Guarantors, the Lenders party thereto and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent and Collateral Agent.

The Borrowers, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders desire to amend and restate the Existing Credit Agreement to modify certain of the provisions thereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated in its entirety to read as follows (it being agreed that this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of the Obligations under the Existing Credit Agreement):

I.
DEFINITIONS AND ACCOUNTING TERMS

A.                                   Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“ACH” means automated clearing house transfers.

“Accommodation Payment” as defined in Section X.U(iv).

“Acceptable Document of Title” means, with respect to any Inventory, a tangible, negotiable bill of lading or other Document (as defined in the UCC) that (a) is issued by a common carrier which is not an Affiliate of the Approved Foreign Vendor or any Loan Party which is in actual possession of such Inventory, (b) is issued to the order of a Loan Party (as “consignee”) or, if so requested by the Agent, to the order of the Agent, (c) names the Agent as a notify party and bears a conspicuous notation on its face of the Agent’s security interest therein, (d) is not subject to any Lien (other than in favor of the Agent and Term Agent), and (e) is on terms otherwise reasonably acceptable to the Agent.

“Account” means “accounts” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a policy of insurance issued or to be issued, (d) for a secondary obligation incurred or to be incurred, (e) for energy provided or to be provided, (f) for the use or hire of a vessel under a charter or other contract, (g) arising out of the use of a credit or charge card or information contained on or for use with the card, or (h) as winnings in a lottery or other game of chance operated or sponsored by a state, governmental unit of a state, or person licensed or authorized to operate the game by a state or governmental unit of a state.  The term “Account” includes health-care-insurance receivables.

“Acquisition” means, with respect to any Person (a) an Investment in, or a purchase of a Controlling interest in, the Equity Interests of any other Person, (b) a purchase or other acquisition of all or substantially all of the assets or properties of, another Person or of any business unit of another Person, (c) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a Controlling interest in the Equity Interests, of any Person, or (d) any acquisition of any Store locations of any other Person, in each case in any transaction or group of transactions which are part of a common plan.

“Act” shall have the meaning provided in Section 10.17.

“Adjusted LIBO Rate” means:

(a)                                                                                  for any Interest Period with respect to any LIBO Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate; and

(b)                                 for any interest rate calculation with respect to any Base Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of one percent) equal to (i) the LIBO Rate for an Interest Period commencing on the date of such calculation and ending on the date that is thirty (30) days thereafter multiplied by (ii) the Statutory Reserve Rate.

The Adjusted LIBO Rate will be adjusted automatically as of the effective date of any change in the Statutory Reserve Rate.

“Adjustment Date” means the first day of each Fiscal Quarter, commencing July 31, 2011.

“Administrative Agent” means Wells Fargo Bank, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Lead Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, (i) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, (ii) any director, officer, managing member, partner, trustee, or beneficiary of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the Equity Interests of that Person, and (iv) any other Person 10% or more of any class of whose Equity Interests is held directly or indirectly by that Person; provided that, except where the term “Affiliate” is used in Section VII.I, no Credit Party (as defined in the Term Loan Agreement) under the Term Loan Agreement shall be deemed to be an Affiliate of the Loan Parties.

“Agent(s)” means, individually, the Administrative Agent or the Collateral Agent, and collectively means both of them.

“Aggregate Commitments” means the Commitments of all the Lenders.  As of the First Amendment Closing Date, the Aggregate Commitments are $70,000,000.

“Agreement” means this Credit Agreement.

“Allocable Amount” has the meaning specified in Section 10.21(d).

“Applicable Commitment Fee Percentage” means the applicable percentage set forth in the grid below:

Average Availability for the immediately preceding Fiscal Quarter	Applicable Commitment Fee Percentage
Greater than or equal to 50% of the Loan Cap	0.500%
Less than 50% of the Loan Cap but greater than or equal to 25% of the Loan Cap	0.500%
Less than 25% of the Loan Cap	0.375%

“Applicable Lenders” means the Required Lenders, all affected Lenders, or all Lenders, as the context may require.

“Applicable Margin” means:

1.                                       From and after the Closing Date until the first Adjustment Date, the percentages set forth in Level I of the pricing grid below; and

2.                                       On the first Adjustment Date, and on each Adjustment Date thereafter, the Applicable Margin shall be determined from the following pricing grid based upon the Average Availability as of the Fiscal Quarter ended immediately preceding such Adjustment Date; provided, however, that notwithstanding anything to the contrary set forth herein, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, and at the direction of the Required Lenders shall, immediately increase the Applicable Margin to that set forth in Level III (even if the Average Availability requirements for a different Level have been met) and interest shall accrue at the Default Rate; provided, further if any of the financial statements delivered pursuant to Section 6.01 of this Agreement or any Borrowing Base Certificate is at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any such financial statements or Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand.

Level	Average Availability	LIBOR Margin	Base Rate Margin
I	Greater than or equal to 50% of the Loan Cap	2.00%	1.00%
II	Less than 50% of the Loan Cap but greater than or equal to 25% of the Loan Cap	2.25%	1.25%
III	Less than 25% of the Loan Cap	2.50%	1.50%

“Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such

Lender’s Commitment at such time.  If the Commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section VIII.B or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, at any time of calculation, (a) with respect to Commercial Letters of Credit, a per annum rate equal to the Applicable Margin for Loans which are LIBOR Rate Loans less one half of one percent (0.50%), and (b) with respect to Standby Letters of Credit, a per annum rate equal to the Applicable Margin for Loans which are LIBOR Rate Loans.

“Appraisal Percentage” means 85%.

“Appraised Value” means with respect to the Borrowers’ Eligible Inventory, the appraised orderly liquidation value, net of costs and expenses to be incurred in connection with any such liquidation, which value is expressed as a percentage of Cost of the Borrowers’ Eligible Inventory as set forth in the Borrowers’ inventory stock ledger, which value shall be determined from time to time by the most recent appraisal undertaken by an independent appraiser engaged by the Administrative Agent.

“Approved Foreign Vendor” means a Foreign Vendor which has not asserted and has no right to assert any reclamation, repossession, diversion, stoppage in transit, Lien or title retention rights in respect of such Inventory.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section X.F(ii)), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease, agreement or instrument were accounted for as a capital lease.

“Audited Financial Statements” means the audited Consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended January 28, 2012, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year of the Parent and its Subsidiaries, including the notes thereto.

“Auto-Extension Letter of Credit” shall have the meaning specified in Section 2.03(b)(iii).

“Availability” means, as of any date of determination thereof by the Administrative Agent, the result, if a positive number, of:

(a)                                  the Loan Cap

minus

(b)                             the aggregate Outstanding Amount of all Credit Extensions to, or for the account of, the Borrowers.

In calculating Availability at any time and for any purpose under this Agreement, the Lead Borrower shall certify to the Administrative Agent that all accounts payable and Taxes are being paid on a timely basis and consistent with past practices or practices otherwise permitted hereunder (absent which the Administrative Agent may establish a Reserve therefor).

“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section II.F, and (c) the date of termination of the commitment of each Lender to make Committed Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section VIII.B.

“Availability Reserves” means, without duplication of any other Reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves as the Administrative Agent from time to time determines in its discretion as being appropriate (a) to reflect the impediments to the Agents’ ability to realize upon the Collateral, (b) to reflect claims and liabilities that the Administrative Agent determines will need to be satisfied in connection with the realization upon the Collateral, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, or the assets, business, financial performance or financial condition of any Loan Party, or (d) to reflect that a Default or an Event of Default then exists. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to), in the Administrative Agent’s discretion, reserves based on: (i) rent; (ii) customs duties and other costs to release Inventory which is included in the Borrowing Base and which is being imported into the United States; (iii) outstanding Taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales, and other Taxes which may have priority over the interests of the Collateral Agent in the Collateral; (iv) salaries, wages and benefits due to employees of any Loan Party, (v) Customer Credit Liabilities, (vi) warehousemen’s or bailee’s charges and other Permitted Encumbrances which may have priority over the interests of the Collateral Agent in the Collateral, (vii) amounts due to vendors on account of consigned goods, (viii) Cash Management Reserves, and (ix) Bank Products Reserves.

“Average Availability” shall mean the average daily Availability for the immediately preceding Fiscal Quarter.

“Bank Products” means any services or facilities provided to any Loan Party by a Lender or any of its Affiliates (but excluding Cash Management Services), including, without limitation, on account of (a) credit cards, (b) Swap Contracts, (c) merchant services constituting a line of credit, (d) leasing, and (e) supply chain finance services including, without limitation, trade payable services and supplier accounts receivable purchases.

“Bank Products Reserves” means such reserves as the Administrative Agent from time to time determines in its discretion as being appropriate to reflect the liabilities and obligations of the Loan Parties with respect to Bank Products then provided or outstanding.

“Bankruptcy Code” shall mean Title 11 of the United States Code , as now or hereafter in effect or any successor thereto.

“Base Rate”  means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%), (b) except during any period of time during which a notice delivered to the Lead Borrower in accordance with Section 3.03 shall remain in full force and effect, the Adjusted LIBO Rate plus one percent (1.00%), or (c) the rate of interest in effect for such day as publicly announced from time to time by Wells Fargo Bank as its “prime rate.”  The “prime rate” is a rate set by Wells Fargo Bank based upon various factors including Wells Fargo Bank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Wells Fargo Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Blocked Account” has the meaning provided in Section VI.M(i)(C).

“Blocked Account Agreement” means with respect to a Blocked Account established by a Loan Party, an agreement, in form and substance satisfactory to the Collateral Agent, establishing Control (as defined in the Security Agreement) of such account by the Collateral Agent and whereby the bank maintaining such account agrees to comply with the instructions originated by the Collateral Agent without the further consent of any Loan Party.

“Blocked Account Bank” means each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“Borrowers” means, collectively, the Lead Borrower, each Person listed on Schedule 1.01 annexed hereto, and each other Person who shall from time to time execute and deliver a Joinder Agreement as a Borrower or such other document as the Administrative Agent deems appropriate in accordance with Section VI.L.

“Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

“Borrowing Base” means, at any time of calculation, an amount equal to:

(a)                                  the lesser of (i) the Cost of Eligible Inventory (net of Inventory Reserves), multiplied by the Inventory Advance Rate, or (ii) the product of (x) the Cost of Eligible Inventory (net of Inventory Reserves) and (y) the Appraised Value of Eligible Inventory, multiplied by the Appraisal Percentage;

plus

(b)                                 the amount of Eligible Credit Card Receivables multiplied by the Credit Card Advance Rate;

plus

(c)                                  the amount of Eligible Trade Receivables (net of Receivables Reserves applicable thereto) multiplied by the Trade Receivables Advance Rate;

minus

(d)                                 the then amount of all Availability Reserves.

“Borrowing Base Certificate” means a certificate substantially in the form of Exhibit E hereto (with such changes therein as may be required by the Administrative Agent to reflect the components of and Reserves against the Borrowing Base as provided for hereunder from time to time), executed and certified as accurate and complete by a Responsible Officer of the Lead Borrower which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by the Administrative Agent.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the

Administrative Agent’s Office is located and, if such day relates to any LIBO Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.

“Capital Expenditures” means, with respect to any Person for any period, (a) all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of such Person (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a Consolidated statement of cash flows of such Person for such period, in each case prepared in accordance with GAAP, and (b) Capital Lease Obligations incurred by a Person during such period; provided that Capital Expenditures shall not include any expenditures financed from insurance proceeds (or similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored.

“Capital Leases” shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

“Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateral Account” means a non-interest bearing account established by one or more of the Loan Parties with Wells Fargo Bank, and in the name of, the Collateral Agent (as the Collateral Agent shall otherwise direct) and under the sole and exclusive dominion and control of the Collateral Agent, in which deposits are required to be made in accordance with Section II.C(vii) or VIII.B.1.c.

“Cash Collateralize” has the meaning specified in Section II.C(vii).

“Cash Dominion Event” means either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrowers to maintain Availability in an amount equal to at least twenty five percent (25%) of the then applicable Loan Cap.  For purposes of this Agreement, the occurrence of a Cash Dominion Event, at the Administrative Agent’s option, shall be deemed continuing (a) so long as such Event of Default has not been waived, and/or (b) if the Cash Dominion Event arises as a result of the Borrowers’ failure to maintain Availability as described in clause (ii) hereunder, until the Borrowers maintain Availability in an amount equal to at least twenty five percent (25%) of the then applicable Loan Cap for forty-five (45) consecutive days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Availability exceeds the required amount for forty-five (45) consecutive days) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasion(s) after the First Amendment Closing Date.

“Cash Management Reserves” means such reserves as the Administrative Agent, from time to time, determines in its discretion as being appropriate to reflect the reasonably anticipated liabilities and obligations of the Loan Parties with respect to Cash Management Services then provided or outstanding.

“Cash Management Services” means any one or more of the following types or services or facilities provided to any Loan Party by the Administrative Agent or any of its Affiliates: (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit or debit cards, and (e) merchant services not constituting a Bank Product.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

“CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, rule, regulation or treaty, (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.  For purposes hereof, (y) the Dodd-Frank Act and any and all rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented in connection therewith and (z) all rules, regulations, orders, requests, guidelines and directives adopted, promulgated or implemented by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to have been introduced and adopted after the Closing Date.

“Change of Control” means an event or series of events by which:

(a)                                  any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than a Permitted Holder, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of forty percent (40%) or more of the Equity Interests of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such Equity Interests that such “person” or “group” has the right to acquire pursuant to any option right); or

(b)                                 during any period of twelve (12) consecutive months, a majority of the members of the board of directors, or other equivalent governing body of the Parent, cease to be comprised of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c)                                  any Person or two or more Persons not constituting Permitted Holders acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent, or control over the Equity Interests of the Parent entitled to vote for members of the board of directors or equivalent governing body of the Parent on a fully-diluted basis (and taking into account all such securities that such Person or Persons have the right to acquire pursuant to any option right) representing forty percent (40%) or more of the combined voting power of such securities; or

(d)                                 any “change in control” or “sale” or “disposition” or similar event as defined in any Organizational Document of any Loan Party or in any Material Contract, or any document governing Material Indebtedness of any Loan Party; or

(e)                                  (i) the Parent fails at any time to own, directly or indirectly 100% of the Equity Interests of any Loan Party, in each case free and clear of all Liens (other than the Liens in favor of the Collateral Agent, the Term Agent and those Liens specified in clauses (a), (e), (i) and (l) in the definition of Permitted Encumbrances), except where such failure is as a result of a transaction permitted by the Loan Documents.

“Closing Date” means May 16, 2011.

“Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect.

“Coldwater Equity” means the Convertible Series A Preferred Stock of the Parent, par value $.01.

“Coldwater Equity Documents” means the Certificate of Designation of Preferences of Convertible Series A Preferred Stock of the Parent, that certain Stock Purchase and Investor Rights Agreement, dated as of the First Amendment Closing Date, by and between the Parent and CC Holdings of Delaware, LLC - Series A, and that certain Registration Rights Agreement, dated as of the First Amendment Closing Date, by and between the Parent and CC Holdings of Delaware, LLC - Series A.

“Coldwater HK” means Coldwater Creek HK Limited, an entity formed under the laws of Hong Kong.

“Collateral” means any and all “Collateral” or “Mortgaged Property” as defined in any applicable Security Document and all other property that is or is intended under the terms of the Security Documents to be subject to Liens in favor of the Collateral Agent.

“Collateral Access Agreement” means an agreement reasonably satisfactory in form and substance to the Collateral Agent executed by (a) a bailee or other Person in possession of Collateral, and (b) a landlord of Real Estate leased by any Loan Party, pursuant to which such Person (i) acknowledges the Collateral Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens in the Collateral held by such Person or located on such Real Estate, (iii) as to any landlord, provides the Collateral Agent with access to the Collateral located in or on such Real Estate and a reasonable time to sell and dispose of the Collateral from such Real Estate, and (iv) makes such other agreements with the Collateral Agent as the Collateral Agent may reasonably require.

“Collateral Agent” means Wells Fargo Bank, acting in such capacity for its own benefit and the ratable benefit of the other Credit Parties, or any successor collateral agent.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower.

“Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Borrowers pursuant to Section A, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Commitment Fee” has the meaning provided in Section 2.09(a).

“Committed Borrowing” means a borrowing consisting of simultaneous Committed Loans of the same Type and, in the case of LIBO Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section A.

“Committed Loan” has the meaning specified in Section A.

“Committed Loan Note” means a promissory note made by the Borrowers in favor of a Lender evidencing Committed Loans made by such Lender, substantially in the form of Exhibit C-1.

“Committed Loan/Conversion Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of LIBO Rate Loans, pursuant to Section 2.02, which, if in writing, shall be substantially in the form of Exhibit A.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

“Concentration Account” has the meaning provided in Section VI.M(c).

“Confirmation Agreement” means that certain Confirmation and Amendment of Ancillary Loan Documents dated as of the Closing Date entered into among the Loan Parties and the Collateral Agent, as amended and in effect from time to time.

“Consent” means actual consent given by a Lender from whom such consent is sought; or the passage of seven (7) Business Days from receipt of written notice to a Lender from the Administrative Agent of a proposed course of action to be followed by the Administrative Agent without such Lender’s giving the Administrative Agent written notice of that Lender’s objection to such course of action.

“Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

“Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.

“Cost” means the lower of cost or market value of Inventory, based upon the Borrowers’ accounting practices, known to the Administrative Agent, which practices are in effect on the First Amendment Closing Date as such calculated cost is determined from invoices received by the Borrowers, the Borrowers’ purchase journals or the Borrowers’ stock ledger.  “Cost” does not include inventory capitalization costs, but shall include other non-purchase price charges (such as freight and duty) used in the Borrowers’ calculation of cost of goods sold.

“Credit Card Advance Rate” means 85%.

“Credit Card Notifications” has the meaning provided in Section VI.M(i)(B).

“Credit Card Receivables” means each “Account” (as defined in the UCC) together with all income, payments and proceeds thereof, owed by a major credit or debit card issuer (including, but not limited to, Visa, Mastercard, Discover and American Express and such other issuers approved by the Administrative Agent) to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

“Credit Extensions” mean each of the following: (a) a Borrowing, (b) an L/C Credit Extension, and (c) a Permitted Overadvance.

“Credit Party” or “Credit Parties” means (a) individually, (i) each Lender and its Affiliates, (ii) each Agent, (iii) each L/C Issuer, (iv) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (v) any other Person to whom Obligations under this Agreement and other Loan Documents are owing, and (vi) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

“Credit Party Expenses” means, without limitation, (a) all reasonable out-of-pocket expenses incurred by the Agents and their respective Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Agents, (B) outside consultants for the Agents, (C) appraisers, (D) commercial finance examiners, and (E) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations and (ii) in connection with (A) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (B) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral or in connection with any proceeding under any Debtor Relief Laws, or (C) any workout, restructuring or negotiations in respect of any Obligations, (b) with respect to the L/C Issuer, and its Affiliates, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (c) all customary fees and charges (as adjusted from time to time) of the Agents with respect to the disbursement of funds (or the receipt of funds) to or for the account of Loan Parties (whether by wire transfer or otherwise), together with any out-of-pocket costs and expenses incurred in connection therewith, and (d) all reasonable out-of-pocket expenses incurred by the Credit Parties who are not the Agents, the L/C Issuer or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default, provided that such Credit Parties shall be entitled to reimbursement for no more than one primary counsel and one local counsel in each applicable jurisdiction representing all such Credit Parties (absent a conflict of interest in which case the Credit Parties may engage and be reimbursed for additional counsel).

“Customer Credit Liabilities” means at any time, the aggregate remaining value at such time of (a) outstanding Gift Cards, and (b) outstanding Customer Deposits of the Loan Parties.

“Customer Deposits” means all customer deposits, including, without limitation, all framing deposits.

“Customs Broker Agreement” means an agreement, in form and substance reasonably satisfactory to the Collateral Agent, among a Loan Party, a customs broker, freight forwarder, consolidator or other carrier, and the Collateral Agent, in which the customs broker, freight forwarder, consolidator or other carrier acknowledges that it has control over and holds the documents evidencing ownership of the subject Inventory for the benefit of the Collateral Agent and agrees, upon notice from the Collateral Agent, to hold and dispose of the subject Inventory solely as directed by the Collateral Agent.

“DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties (but excluding, so long as the Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations) remain outstanding, the Term Loan Priority Account).  All funds in each DDA shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA.

“DDA Notification” has the meaning provided therefor in Section VI.M(i)(i).

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, plus (iii) 2% per annum; provided, however, that with respect to a LIBO Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such LIBO Rate Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate for Standby Letters of Credit or Commercial Letters of Credit, as applicable, plus 2% per annum.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

“Deteriorating Lender” means any Defaulting Lender or any Lender as to which (a) the Administrative Agent or L/C Issuer believes in good faith that such Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities, or (b) a Person that Controls such Lender has been deemed insolvent by the Administrative Agent or become the subject of any proceeding under any Debtor Relief Law.

“Disbursement Letter” means an instructional letter executed and delivered by Borrowers to the Administrative Agent regarding the Committed Loan to be made on the Closing Date, the form and substance of which is satisfactory to the Administrative Agent.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including, without limitation, any sale-leaseback transaction and any sale, transfer, license or other disposition of (whether in one transaction or in a series of transactions) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable for cash, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Maturity Date; provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock, (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Parent or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Parent or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and (iii) if any class of Equity Interest of such Person by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require a Loan Party to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Obligations.  The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Parent and its Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) signed into law on July 21, 2010, as amended from time to time.

“Dollars” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

“EBITDA” means, with respect to any fiscal period, without duplication, the sum of (a) Net Income for that period, plus (b) any extraordinary loss, minus (c) any extraordinary gain, plus (d) Interest Expense for that period, plus (e) the aggregate amount of federal and state taxes on or measured by income for that period (whether or not payable during that period), plus (f) depreciation and amortization expense for that period, plus (g) all other non-cash expenses (less non-cash gains) for that period, in each case as determined in accordance with GAAP, consistently applied and, in the case of items (b), (c), (d), (e), (f), and (g), to the extent deducted in determining such Net Income for that period, minus (h) the aggregate amount of any income from interest for that period (whether or not payable during that period).

“Eligible Assignee” means (a) a Credit Party or any of its Affiliates; (b) a bank, insurance company, or company engaged in the business of making commercial loans, which Person, together with its Affiliates, has a combined capital and surplus in excess of $250,000,000; (c) an Approved Fund; (d) any Person to whom a Credit Party assigns its rights and obligations under this Agreement as part of an assignment and transfer of such Credit Party’s rights in and to a material portion of such Credit Party’s portfolio of asset based credit facilities; and (e) any other Person (other than a natural person) approved by (x) the Administrative Agent, the L/C Issuer and the Swing Line Lender, and (y) unless an Event of Default has occurred and is continuing, the Lead Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries.

“Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Loan Party from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of such Loan Party, and (ii) in each case is acceptable to the Administrative Agent in its discretion, and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (k) below.  Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, an Account shall indicate no Person other than a Loan Party as payee or remittance party.  In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable.  Any Credit Card Receivables meeting the foregoing criteria shall be deemed Eligible Credit Card Receivables but only as long as such Credit Card Receivable is not included within any of the following categories, in which case such Credit Card Receivable shall not constitute an Eligible Credit Card Receivable:

(a)                                  Credit Card Receivable which do not constitute an “Account” (as defined in the UCC);

(b)                                 Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

(c)                                  Credit Card Receivables with respect to which a Loan Party does not have good, valid and marketable title, free and clear of any Lien (other than Liens granted to the Collateral Agent);

(d)                                 Credit Card Receivables that are not subject to a first priority security interest in favor of the Collateral Agent (it being the intent that chargebacks in the ordinary course by the credit card processors shall not be deemed violative of this clause);

(e)                                  Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(f)                                    Credit Card Receivables as to which the credit card processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;

(g)                                 Credit Card Receivables due from an issuer or payment processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings;

(h)                                 Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(i)                                     Credit Card Receivables which do not conform to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(j)                                     Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent; or

(k)                                  Credit Card Receivables which the Administrative Agent determines in its discretion to be uncertain of collection.

“Eligible In-Transit Inventory” means, as of any date of determination thereof, without duplication of other Eligible Inventory, In-Transit Inventory not exceeding $10,000,000 in the aggregate:

(a)                                  Which has been shipped from a foreign location for receipt by a Loan Party, but which has not yet been delivered to such Loan Party, which In-Transit Inventory has been in transit for forty-five (45) days or less from the date of shipment of such Inventory;

(b)                                 For which the purchase order is in the name of a Loan Party and title and risk of loss has passed to such Loan Party;

(c)                                  For which an Acceptable Document of Title has been issued, and in each case as to which the Agent has control (as defined in the UCC) over the documents of title which evidence ownership of the subject Inventory (such as, if requested by the Agent, by the delivery of a Customs Broker Agreement);

(d)                                 Which is insured to the reasonable satisfaction of the Agent (including, without limitation, marine cargo insurance);

(e)                                  the Foreign Vendor with respect to such In-Transit Inventory is an Approved Foreign Vendor; and

(f)                                    Which otherwise would constitute Eligible Inventory;

provided that the Agent may, in its discretion, exclude any particular Inventory from the definition of “Eligible In-Transit Inventory” in the event the Agent determines that such Inventory is subject to any Person’s right of reclamation, repudiation, stoppage in transit or any event has occurred or is reasonably anticipated by the Agent to arise which may otherwise adversely impact the ability of the Agent to realize upon such Inventory.

“Eligible Inventory” means, as of the date of determination thereof, without duplication, (i) Eligible In-Transit Inventory, and (ii) items of Inventory of a Loan Party that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Administrative Agent in its discretion to be eligible for inclusion in the calculation of the Borrowing Base, in each case that, except as otherwise agreed by the Administrative Agent, complies with each of the representations and warranties respecting Inventory made by the Loan Party in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the criteria set forth below.  Except as otherwise agreed by the Administrative Agent, the following items of Inventory shall not be included in Eligible Inventory:

(a)                                  Inventory that is not solely owned by a Loan Party or a Loan Party does not have good and valid title thereto;

(b)                                 Inventory that is leased by or is on consignment to a Loan Party or which is consigned by a Loan Party to a Person which is not a Loan Party;

(c)                                  Inventory (other than Eligible In-Transit Inventory) that is not located in the United States of America (excluding territories or possessions of the United States);

(d)                                 Inventory that is not located at a location that is owned or leased by a Loan Party, except (i) Inventory in transit between such owned or leased locations or locations which meet the criteria set forth in clause (ii) below, or (ii) to the extent that the Loan Parties have furnished the Administrative Agent with (A) any UCC financing statements or other documents that the Administrative Agent may determine to be necessary to perfect its security interest in such Inventory at such location, and (B) a Collateral Access Agreement executed by the Person owning any such location on terms reasonably acceptable to the Administrative Agent;

(e)                                  Inventory that is comprised of goods which (i) are damaged, defective, “seconds,” or otherwise unmerchantable, (ii) are to be returned to the vendor, (iii) are obsolete or slow moving, or are special order or custom items, work-in-process, raw materials, or that constitute spare parts, promotional, marketing, packaging and shipping materials or supplies used or consumed in a Loan Party’s business, (iv) are seasonal in nature and which have been packed away for sale in the subsequent season, (v) not in compliance with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, its use or sale, or (vi) are bill and hold goods;

(f)                                    Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent;

(g)                                 Inventory that consists of samples, labels, bags, packaging, and other similar non-merchandise categories;

(h)                                 Inventory that is not insured in compliance with the provisions of Section V.J hereof;

(i)                                     Inventory that has been sold but not yet delivered or as to which a Loan Party has accepted a deposit;

(j)                                     Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from which any Loan Party or any of its Subsidiaries has received notice of a dispute in respect of any such agreement; or

(k)                                  Inventory acquired pursuant to a Permitted Investment, unless and until the Collateral Agent has completed or received (A) an appraisal of such Inventory from appraisers satisfactory to the Collateral Agent, establishes Inventory Reserves (if applicable) therefor, and otherwise agrees that such Inventory shall be deemed Eligible Inventory, and (B) such other due diligence as the Agents may require, all of the results of the foregoing to be reasonably satisfactory to the Agents.

“Eligible Trade Receivables” means Accounts arising from the sale of the Loan Parties’ Inventory (other than those consisting of Credit Card Receivables) that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Account (i) has been earned by performance and represents the bona fide amounts due to a Loan Party from an account debtor, and in each case originated in the ordinary course of business of such Loan Party, and (ii) in each case is acceptable to the Administrative Agent in its discretion, and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (t) below.  Without limiting the foregoing, to qualify as an Eligible Trade Receivable, an Account shall indicate no Person other than a Loan Party as payee or remittance party.  In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Eligible Trade Receivable.  Any Accounts meeting the foregoing criteria shall be deemed Eligible Trade Receivables but only as long as such Account is not included within any of the following categories, in which case such Account shall not constitute an Eligible Trade Receivable:

(a)                                  Accounts that are not evidenced by an invoice;

(b)                                 Accounts that have been outstanding for more than sixty (60) days from the date of sale or more than thirty (3) days past the due date;

(c)                                  Accounts due from any account debtor which is obligated on any accounts described in clause (b), above.

(d)                                 Accounts with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Lien (other than Liens granted to the Collateral Agent pursuant to the Security Documents);

(e)                                  Accounts which are disputed or with respect to which a claim, counterclaim, offset or chargeback has been asserted, but only to the extent of such dispute, counterclaim, offset or chargeback;

(f)                                    Accounts which arise out of any sale made not in the ordinary course of business, made on a basis other than upon credit terms usual to the business of a Loan Party or are not payable in Dollars;

(g)                                 Accounts which are owed by any account debtor whose principal place of business is not within the continental United States;

(h)                                 Accounts which are owed by any Affiliate or any employee of a Loan Party;

(i)                                     Accounts for which all consents, approvals or authorizations of, or registrations or declarations with any Governmental Authority required to be obtained, effected or given in connection with the performance of such Account by the account debtor or in connection with the enforcement of such Account by the Agents have been duly obtained, effected or given and are in full force and effect;

(j)                                     Accounts due from an account debtor which is the subject of any bankruptcy or insolvency proceeding, has had a trustee or receiver appointed for all or a substantial part of its property, has made an assignment for the benefit of creditors or has suspended its business;

(k)                                  Accounts due from any Governmental Authority except to the extent that the subject account debtor is the federal government of the United States of America and has complied with the Federal Assignment of Claims Act of 1940 and any similar state legislation;

(l)                                     Accounts (i) owing from any Person that is also a supplier to or creditor of a Loan Party or any of its Subsidiaries or (ii) representing any manufacturer’s or supplier’s credits, discounts, incentive plans or similar arrangements entitling a Loan Party or any of its Subsidiaries to discounts on future purchase therefrom;

(m)                               Accounts arising out of sales on a bill-and-hold, guaranteed sale, sale-or-return, sale on approval or consignment basis or subject to any right of return, setoff or charge back;

(n)                                 Accounts arising out of sales to account debtors outside the United States;

(o)                                 Accounts payable other than in Dollars or that are otherwise on terms other than those normal and customary in the Loan Parties’ business;

(p)                                 Accounts evidenced by a promissory note or other instrument;

(q)                                 Accounts consisting of amounts due from vendors as rebates or allowances;

(r)                                    Accounts which are in excess of the credit limit for such account debtor established by a Loan Party in the ordinary course of business and consistent with past practices;

(s)                                  Accounts which include extended payment terms (datings) beyond those generally furnished to other account debtors in the ordinary course of business; or

(t)                                    Accounts which the Administrative Agent determines in its discretion to be unacceptable for borrowing.

Notwithstanding the foregoing, in no event shall any Account constitute Eligible Trade Receivables unless and until the Administrative Agent has (i) received a satisfactory field exam detailing all Accounts in form and substance satisfactory to the Administrative Agent in its sole discretion, and (ii) completed its due-diligence with respect to the Loan Parties’ Eligible Trade Receivables, to the satisfaction of the Administrative Agent in its sole discretion.

“Environmental Indemnity Agreement” means the Amended and Restated Hazardous Materials and Indemnification Agreement dated as of the First Amendment Closing Date between Coldwater Creek Merchandising & Logistics Inc. and the Agent.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including, without limitation, those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, interest, fee, expense, or cost, contingent or otherwise (including any liability for damages, costs of environmental investigation, assessment, monitoring or remediation, fines, penalties or indemnities), of any Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or any building or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” has the meaning provided in the UCC.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on the date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower or any ERISA Affiliate.

“Event of Default” has the meaning specified in Section VIII.A.  An Event of Default shall be deemed to be continuing unless and until that Event of Default has been duly waived as provided in Section X.C hereof.

“Excess Availability” means, as of any date of determination thereof by the Administrative Agent, the result, if a positive number, of (i) the Borrowing Base at such time, minus (ii) the aggregate Outstanding Amount of all Credit Extensions to, or for the account of, the Borrowers.

“Excluded FATCA Tax” means any tax, assessment or other governmental charge imposed under FATCA that would not have been imposed but for a failure by a Lender (or any financial institution through which any payment is made to such Lender) to comply with the requirements of FATCA.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any Borrower is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Lead Borrower under Section X.M), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section III.A(v), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section III.A(i) and (d) Excluded FATCA Tax.

“Executive Order” has the meaning set forth in Section 10.18.

“Existing Credit Agreement” has the meaning set forth in Recitals hereto.

“Existing Letters of Credit” means, collectively, each of the letters of credit issued under the Existing Credit Agreement and outstanding on the Closing Date, as listed on Schedule 2.03.

“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business (other than, so long as the Term Loan Obligations remain outstanding, any amounts arising out of Term Loan Priority Collateral), including tax refunds, pension plan reversions, indemnity payments and any purchase price adjustments and, subject to Section VI.U, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings) and condemnation awards (and payments in lieu thereof).

“Facility Guaranty” means the Amended and Restated Guaranty made by the Guarantors in favor of the Agents for the benefit of the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.

“FATCA” means Sections 1471 through 1474 of the Code as of the First Amendment Closing Date (or any amended or successor version that is substantively comparable), and any current or future regulations or official interpretations thereof.

“Family Group” means, with respect to any Person (i) such Person’s spouse, children, grandchildren, heirs, lineal descendants, executors and administrators, and (ii) any trust, family partnership or similar investment entity of which any of the foregoing Persons are trustee(s), managing member(s), managing partner(s) or similar officer(s) and/or that is for the benefit of any of the foregoing Persons as long as one or more of such Persons has the exclusive or joint right to control the voting and disposition of securities held by such trust, family partnership or similar investment entity.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Wells Fargo Bank on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the letter agreement, dated as of the Closing Date between, among others, the Borrowers and the Administrative Agent.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

“First Amendment” means the First Amendment to Credit Agreement dated as of July 9, 2012 among the Loan Parties and the Agents and the Lenders.

“First Amendment Closing Date” means the first date all the conditions precedent in Section 4 of the First Amendment are satisfied or waived in accordance therewith.

“Fiscal Month” means any fiscal month of any Fiscal Year, which months generally end on the last Saturday of each calendar month in accordance with the fiscal accounting calendar of the Loan Parties.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters generally end on the last Saturday of each January, April, July and October of such Fiscal Year in accordance with the fiscal accounting calendar of the Loan Parties.

“Fiscal Year” means the fiscal year of the Lead Borrower and its Subsidiaries ending on the Saturday closest to each January 31st of any calendar year.

“Fixed Charge Coverage” shall mean the ratio of (a) EBITDA, to (b) the sum of (without duplication) (i) Interest Expense for such period, (ii) the sum of the scheduled current maturities (determined on a Consolidated basis in accordance with GAAP) of Total Funded Debt during the period in question, and (iii) all amount payable with respect to Capital Lease Obligations for the period in question.

“Foreign Asset Control Regulations” has the meaning set forth in Section 10.18.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Lead Borrower is resident for tax purposes.  For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Vendor” means a Person that sells In-Transit Inventory to a Loan Party.

“Fronting Fee” has the meaning assigned to such term in Section II.C(x).

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Gift Cards” means all merchandise credits, gift certificates and gift cards of the Borrowers entitling the holder thereof to use all or a portion of the credit, certificate or gift card to pay all or a portion of the purchase price for any Inventory.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien), or (c) as an account party in respect of any letter of credit or letter of credit guaranty issued to support such Indebtedness or obligation.  The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means, collectively, the Persons listed on Schedule 1.02 hereto, and each other Person who shall from time to time execute and deliver a Joinder Agreement as a Guarantor or such other document as may be required in accordance with Section VI.L.

“Hazardous Materials” means all toxic, reactive, hazardous, explosive or radioactive substances wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature listed, controlled or regulated pursuant to any Environmental Law.

“Honor Date” has the meaning specified in Section 2.03(c)(i).

“Immaterial Subsidiary” means, on any date of determination, a Domestic Subsidiary of a Loan Party (other than a Loan Party), which neither owns nor has any interest in any assets or other property that is included in the Borrowing Base, and which, at all times, (a) owns or has any interest in any assets or other property with an aggregate book value (as reflected on the financial statements of such Person) of less than $100,000 in the aggregate (when taken together with the aggregate book value of the assets of all other Immaterial Subsidiaries), and (b) has annual revenue of less than $100,000 in the aggregate (when taken together with the annual revenue of all other Immaterial Subsidiaries).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)           all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)           the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c)           net obligations of such Person under any Swap Contract;

(d)           all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable, whether payable directly or through a financial intermediary, so long as the trade accounts payable were accrued in the ordinary course of business and are not outstanding for more than (i) if payable through a financial intermediary, 45 days and (ii) in all other events, 30 days, past the due date therefor);

(e)           indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)            all Attributable Indebtedness of such Person;

(g)           all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (including, for the avoidance of doubt, any Disqualified Stock); and

(h)           all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.  The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified in Section X.D.2.

“Information” has the meaning specified in Section X.G.

“Intellectual Property” means all present and future:  trade secrets, know-how and other proprietary information; trademarks, trademark applications, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights and copyright applications; (including copyrights for computer programs) and all tangible and intangible property embodying the copyrights, unpatented inventions (whether or not patentable); patents and patent applications; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing.

“Intellectual Property Security Agreement” means the Amended and Restated Intellectual Property Security Agreement dated as of the First Amendment Closing Date among the Loan Parties and the Collateral Agent, granting a Lien in the Intellectual Property and certain other assets of the Loan Parties, as amended and in effect from time to time.

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the First Amendment Closing Date by and between the Administrative Agent and the Term Agent, and acknowledged and agreed to by the Loan Parties, as amended from time to time in accordance with the terms of thereof.

“Intercreditor Provisions” has the meaning specified in Section VIII.A.20.

“Interest Expense” shall mean, for any period, the sum, for the Loan Parties (determined on a Consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest, fees, charges and related expenses payable during such period to any Person in connection with Indebtedness or the deferred purchase price of assets that is treated as interest in accordance with GAAP, (b) the Synthetic Lease Interest component for such period, and (c) the net amounts payable (or minus the net amounts receivable) under any Swap Contract accrued during such period (whether or not actually paid or received during such period).

“Interest Payment Date” means (a) as to each Base Rate Loan (including a Swing Line Loan, the first calendar day of each month and the Maturity Date, and (b) as to each LIBO Rate Loan, the first calendar day of each month, the last day of each Interest Period applicable to such LIBO Rate Loan, and the Maturity Date.

“Interest Period” means, as to each LIBO Rate Loan, the period commencing on the date such LIBO Rate Loan is disbursed or converted to or continued as a LIBO Rate Loan and ending on the date one, two or three months thereafter, as selected by the Lead Borrower in its Committed Loan/Conversion Notice; provided that:

(i)            any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii)           any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(iii)          no Interest Period shall extend beyond the Maturity Date; and

(iv)          notwithstanding the provisions of clause (iii) no Interest Period shall have a duration of less than one (1) month, and if any Interest Period applicable to a LIBO Borrowing would be for a shorter period, such Interest Period shall not be available hereunder.

For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Parent’s and/or its Subsidiaries’ internal controls over financial reporting as described in the Securities Laws and/or the collateral reporting obligations hereunder.

“In-Transit Inventory” means Inventory of a Loan Party which is in the possession of a common carrier and is in transit from a Foreign Vendor of a Loan Party from a location outside of the continental United States to a location of a Loan Party that is within the continental United States.

“Inventory” has the meaning given that term in the UCC, and shall also include, without limitation, all: (a) goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) goods of said description in transit; (c) goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing.

“Inventory Advance Rate” means 75%.

“Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may, in the Administrative Agent’s discretion, include (but are not limited to) reserves based on:

(a)           obsolescence;

(b)           seasonality;

(c)           Shrink;

(d)           imbalance;

(e)           change in Inventory character;

(f)            change in Inventory composition;

(g)           change in Inventory mix;

(h)           mark-downs (both permanent and point of sale);

(i)            retail mark-ons and mark-ups inconsistent with prior period practice and performance, industry standards, current business plans or advertising calendar and planned advertising events; and

(j)            out-of-date and/or expired Inventory.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any Acquisition, or (d) any other investment of money or capital in order to obtain a profitable return.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower (or any Subsidiary thereof) or in favor of the L/C Issuer and relating to any such Letter of Credit.

“Joinder Agreement” means an agreement, in the form attached hereto as Exhibit I pursuant to which, among other things, a Person becomes a party to, and bound by the terms of, this Agreement and/or the other Loan Documents in the same capacity and to the same extent as either a Borrower or a Guarantor, as the Administrative Agent may determine.

 “Landlord Lien State” means such state(s) in which a landlord’s claim for rent may have priority over the lien of the Collateral Agent in any of the Collateral. As of the Closing Date, such states will be limited to Pennsylvania, Virginia and Washington.

“Laws” means each international, foreign, Federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and each applicable administrative order, directed duty, request, license, authorization and permit of, and agreement with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means (a) Wells Fargo Bank in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit (including Existing Letters of Credit) hereunder (which successor may only be a Lender selected by the Administrative Agent in its discretion that is reasonably satisfactory to the Lead Borrower), and (b) any other Lender selected by the Administrative Agent in its discretion that is reasonably satisfactory to the Lead Borrower.  The L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the L/C Issuer that is reasonably satisfactory to the Lead Borrower, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“L/C Obligations” means, as at any date of determination, the aggregate undrawn amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section F.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lease” means any agreement, whether written or oral, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any real property for any period of time, with the exception of any overflow storage facilities which do not contain any Collateral of the type included in the Borrowing Base, nor any other Collateral having a value in excess of $250,000 in the aggregate as to all such storage facilities.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender, and collectively means, all such Persons.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Lead Borrower and the Administrative Agent.

“Letter of Credit” means each Standby Letter of Credit and each Commercial Letter of Credit issued in accordance herewith and shall include the Existing Letters of Credit. Without limiting the foregoing, all Existing Letters of Credit shall be deemed to have been issued hereunder and shall for all purposes be deemed to be “Letters of Credit” hereunder.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section II.C(ix).

“Letter of Credit Sublimit” means an amount equal to $70,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.  A permanent reduction of the Aggregate Commitments shall require a corresponding pro rata reduction in the Letter of Credit Sublimit to an amount equal to (or, at Lead Borrower’s option, less than) the Aggregate Commitments.

“LIBO Borrowing” means a Borrowing comprised of LIBO Rate Loans.

“LIBO Rate” means for any Interest Period with respect to a LIBO Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period.  If such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the LIBO Rate Loan being made, continued or converted by Wells Fargo Bank and with a term equivalent to such Interest Period would be offered to Wells Fargo Bank by major banks in the London interbank eurodollar market in which Wells Fargo Bank participates at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

“LIBO Rate Loan” means a Committed Loan that bears interest at a rate based on the Adjusted LIBO Rate.

“Lien” means (a) any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, Capital Lease Obligation, Synthetic Lease Obligation or other title retention agreement, any easement, right of way, covenant, restriction or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing  or any agreement to enter into or create any of the foregoing) on or affecting all or any portion of any personal property or real property or any interest therein, or any direct or indirect interest in any Loan Party) and (b) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities; provided, however, “Lien” shall not include (i) any Loan Party’s obligation to repurchase or exchange any Inventory sold in the ordinary course of business in accordance with such Loan Party’s prevailing return and exchange policies, or (ii) any reserves retained by a Loan Party’s credit card issuer or credit card processor in its ordinary course of business.

“Liquidation” means the exercise by the Administrative Agent or Collateral Agent of those rights and remedies accorded to such Agents under the Loan Documents and applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Administrative Agent, of any public, private or “going-out-of-business”, “store closing” or other similar sale or any other disposition of the Collateral for the purpose of liquidating the Collateral.  Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Liquidity” means (a) the sum of (i) Excess Availability and (ii) cash balances of the Loan Parties minus (b) the minimum amount of Excess Availability required to comply with Section 7.17 at any time of determination.

“Loan” means an extension of credit by a Lender to any Borrower under Article II in the form of a Committed Loan or a Swing Line Loan.

“Loan Account” has the meaning assigned to such term in Section II.K(i).

“Loan Cap” means, at any time of determination, the lesser of (a) the Aggregate Commitments at such time, or (b) the Borrowing Base at such time.

“Loan Documents” means this Agreement, the Intercreditor Agreement, each Note, each Issuer Document, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the Confirmation Agreement, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guaranty and any other instrument or agreement now or hereafter executed and delivered in connection herewith, or in connection with any transaction arising out of any Cash Management Services and Bank Products provided by the Administrative Agent or any of its Affiliates, each as amended and in effect from time to time.

“Loan Parties” means, collectively, the Borrowers and the Guarantors.

“Mandatory Term Loan Prepayments” means, so long as the Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations) remain outstanding, proceeds of any Term Loan Priority Collateral that are required to be prepaid pursuant to the Term Loan Agreement.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects of (i) the Borrowers taken as a whole, or (ii) the Loan Parties taken as a whole; (b) a material impairment of the ability of (i) the Borrowers taken as a whole, or (ii) the Loan Parties taken as a whole, to perform their obligations under any Loan Document; (c) a material impairment of the rights and remedies of, or benefit to, the Agent or the Lenders under any Loan Document or a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party; or (d) a material adverse change in, or a material adverse effect upon, the Collateral.  In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events occurring on or after the Closing Date would result in a Material Adverse Effect.

“Material Contract” means, with respect to any Person, each agreement to which such Person is a party, the termination or breach of which could reasonably be expected to result in a Material Adverse Effect, including, without limitation, the Term Loan Documents.

“Material Indebtedness” means (a) the Term Loan Obligations and other Indebtedness owed under the Term Loan Documents (it being understood that the Term Loan Obligations and such other Indebtedness under the Term Loan Documents shall be deemed to be “Material Indebtedness” so long as any Term Loan Obligations remain outstanding), and (b) any other Indebtedness (other than the Obligations) of the Loan Parties in an aggregate principal amount exceeding $2,500,000.  For purposes of determining the amount of Material Indebtedness at any time, the amount of the obligations in respect of any Swap Contract at such time shall be calculated at the Swap Termination Value thereof.

“Material Owned Real Estate” has the meaning provided therefor in Section VI.V(i).

“Maturity Date” means May 16, 2016.

“Maximum Rate” has the meaning provided therefor in Section X.I.

“Mortgage” means each and every mortgage or deed of trust, security agreement and assignment given by a Loan Party owning or holding the leasehold interest in the Real Estate encumbered thereby in favor of the Collateral Agent.

“Mortgage Policies” has the meaning provided therefor in Section VI.V(ii).

“Monitoring Agreement Letter” means the letter agreement, dated as of the First Amendment Closing Date, entered into among the Borrowers and GGC Administration, L.L.C. in connection with the Term Loan.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions or otherwise has liability.

“Net Income” shall mean with respect to any fiscal period, the net income of the Loan Parties determined in accordance with GAAP, consistently applied.

“Net Proceeds” means (a) with respect to any Disposition by any Loan Party or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset by a Lien permitted hereunder which is senior to the Collateral Agent’s Lien on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by such Loan Party or such Subsidiary in connection with such transaction (including, without limitation, appraisals, and brokerage, legal, title and recording or transfer tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates)) and (C) with respect to the sale or issuance of any Equity Interest by any Loan Party or any of its Subsidiaries, or the incurrence or issuance of any Indebtedness by any Loan Party or any of its Subsidiaries, the excess of (i) the sum of the cash and cash equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Loan Party or such Subsidiary in connection therewith.

“Non-Consenting Lender” has the meaning provided therefor in Section X.A.

“Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means (a) each Committed Loan Note and (b) the Swing Line Loan Note, as each may be amended, supplemented or modified from time to time.

“NPL” means the National Priorities List under CERCLA.

“Obligations” means (a) all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, obligations, covenants, indemnities, and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral therefor), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan

Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, and (b) any Other Liabilities.

“Operating Leases” shall mean any lease of property (whether real, personal or mixed) for a period of longer than one year by a Person under which such Person is lessee, other than a Capital Lease.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, and (d) in each case, all shareholder or other equity holder agreements, voting trusts and similar arrangements to which such Person is a party or which is applicable to its Equity Interests and all other arrangements relating to the Control or management of such Person.

“Other Liabilities” means any obligation on account of (a) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries and/or (b) any transaction with any Agent, any Lender or any of their respective Affiliates, which arises out of any Bank Products entered into with any Loan Party and any such Person, as each may be amended from time to time.

“Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

“Outstanding Amount” means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrowers of Unreimbursed Amounts.

“Overadvance” means a Credit Extension to the extent that, immediately after its having been made, Availability is less than zero.

“Owned Real Estate” means any Real Estate owned by a Loan Party.

“Parent” means Coldwater Creek Inc., a Delaware corporation.

“Participant” has the meaning specified in Section X.F(iv).

“Payment Conditions” means, at the time of determination with respect to any specified transaction or payment, that (a) no Default or Event of Default has occurred and is continuing or would arise as a result of entering into such transaction or the making such payment, and (b) after giving effect to such transaction or payment, the Pro Forma Availability Condition has been satisfied. Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Loan Parties shall deliver to the Administrative Agent evidence of satisfaction of the conditions contained in clause (b) above on a basis and on assumptions reasonably satisfactory to the Administrative Agent.

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” means the Public Company Accounting Oversight Board.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Borrower or any ERISA Affiliate or to which any Borrower or any ERISA Affiliate contributes or has an obligation to contribute or otherwise has any liability, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Discretion” means the Administrative Agent’s good faith credit judgment based upon any factor or circumstance which it reasonably believes in good faith: (i) will or could reasonably be expected to adversely affect the value of the Collateral, the enforceability or priority of the Collateral Agent’s Liens thereon in favor of the Credit Parties or the amount which the Collateral Agent and the Credit Parties would likely receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) suggests that any collateral report or financial information delivered to the Administrative Agent by or on behalf of the Loan Parties is incomplete, inaccurate or misleading in any material respect; (iii) could reasonably be expected to materially increase the likelihood of a bankruptcy, reorganization or other insolvency proceeding involving any Loan Party; or (iv) creates or reasonably could be expected to create a Default or Event of Default.  In exercising such judgment, the Administrative Agent may consider, without limitation, such factors or circumstances already addressed in or tested by the definition of Eligible Inventory, Eligible Credit Card Receivables or Eligible Trade Receivables, as well as any of the following: (A) the financial and business climate and prospects of any Loan Party’s industry and general macroeconomic conditions; (B) changes in demand for and pricing of Inventory; (C) changes in any concentration of risk with respect to Inventory; (D) any other factors or circumstances that will or could reasonably be expected to have a Material Adverse Effect; (E) audits of books and records by third parties, history of chargebacks or other credit adjustments; and (F) any other factors that change or could reasonably be expected to change the credit risk of lending to the Borrowers on the security of the Collateral.

“Permitted Disposition” means any of the following:

(a)           bulk sales or other Dispositions of the Inventory of a Loan Party in the ordinary course of business, provided, that, at the time of any such bulk sales, and immediately after giving effect thereto, a Usage Event Period is not in effect, and the aggregate amount of all such bulk sales does not exceed $1,000,000 in any Fiscal Year;

(b)           bulk sales or other Dispositions of the Inventory of a Loan Party not in the ordinary course of business or other fixed assets located in the Store being closed that were placed in such Store in the ordinary course of business, made in connection with Store closings, at arm’s length, provided, that such Store closures and related Inventory and fixed asset Dispositions shall not exceed (i) 35 Stores on or after the First Amendment Closing Date (the “Scheduled Store Closures”), plus (ii) after giving effect to the Scheduled Store Closures, an additional number of Stores not to exceed (A) in any Fiscal Year of the Parent and its Subsidiaries, five percent (5%) of the number of the Loan Parties’ Stores as of the beginning of such Fiscal Year (net of new Store openings) or (B) in the aggregate from and after the First Amendment Closing Date, ten percent

(10%) of the number of the Loan Parties’ Stores in existence as of the First Amendment Closing Date (net of new Store openings), provided, further, that all sales of Inventory in connection with Store closings shall be in accordance with liquidation agreements and with professional liquidators reasonably acceptable to the Agents; provided, further, that as long as a Cash Dominion Event shall have occurred and be continuing, all Net Proceeds received in connection therewith are applied to the Obligations in accordance with Section II.E hereof;

(c)           non-exclusive licenses of Intellectual Property of a Loan Party or any of its Subsidiaries in the ordinary course of business (it being understood and agreed that any proceeds of such licenses (including royalty payments) shall be Term Loan Priority Collateral and shall be paid to the Term Loan Priority Account to the extent required by the Term Loan Agreement);

(d)           licenses for the conduct of licensed departments within the Loan Parties’ Stores in the ordinary course of business; provided that, if requested by the Agents, the Agents shall have entered into an intercreditor agreement with the Person operating such licensed department on terms and conditions reasonably satisfactory to the Agents;

(e)           Dispositions of Equipment in the ordinary course of business that is substantially worn, damaged, obsolete or, in the judgment of a Loan Party, no longer useful or necessary in its business or that of any Subsidiary;

(f)            sales, transfers and Dispositions (i) among the Loan Parties, (ii) by any Subsidiary to a Loan Party or (iii) to the extent constituting a Permitted Investment, by any Loan Party to any Subsidiary;

(g)           sales, transfers and Dispositions of or by any Subsidiary which is not a Loan Party to another Subsidiary that is not a Loan Party;

(h)           (y) leasing of one or both of the two smallest (by square footage) buildings (as determined on the Closing Date) located at One Coldwater Creek Drive, Sandpoint, Idaho 83864, which shall in no event be more than ten percent (10%) of the total square footage of all of the buildings on the Owned Real Estate located at One Coldwater Creek Drive, Sandpoint, Idaho 83864, and (z) subleasing, assigning or otherwise disposing of interests in any leased Stores or in the Real Estate located at 745 and/or 751 West Hanley Avenue, Coeur d’Alene, Idaho 83815; provided that, in each case, (i) no Default or Event of Default exists at the time of entering into such lease, sublease, assignment or other agreement and (ii) such lease or sublease is made on an arm’s length basis and the lessor receives fair market value for such lease; provided, further, for the avoidance of doubt, that any subleasing, assigning or disposing of any entire Store shall be treated as the closure of such Store for all purposes hereunder; and

(i)            Disposition of the Owned Real Estate located at 319 Schweitzer Mtn., Sandpoint, Idaho 83864.

 “Permitted Encumbrances” means:

(a)           Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section VI.D;

(b)           carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by applicable Law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section VI.D and, if encumbering any Real Estate, such Liens are discharged or bonded in accordance with the terms of the applicable Mortgage;

(c)           pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations, other than any Lien imposed by ERISA and (ii) in connection with an Acquisition or Permitted Disposition otherwise permitted hereunder, whether as an earnest money deposit or an escrow arrangement;

(d)           deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and, in the case of surety and performance bonds, customary liens pertaining to the obligations backed by such surety or performance bond;

(e)           Liens in respect of judgments that would not constitute an Event of Default hereunder;

(f)            easements, covenants, conditions, restrictions, building code laws, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially interfere with the ordinary conduct of business of a Loan Party and such other minor title defects or survey matters that do not materially interfere with the current use of the real property;

(g)           Liens existing on the First Amendment Closing Date and listed on Schedule VII.A and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) except as permitted pursuant to clause (a) of the definition of “Permitted Indebtedness,” the amount secured or benefited thereby is not increased, (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is otherwise permitted hereunder;

(h)           Liens on fixed or capital assets acquired by any Loan Party which are permitted under clause (c) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety (90) days after such acquisition, (ii) the Indebtedness secured thereby does not exceed the cost of acquisition of such fixed or capital assets and (iii) such Liens shall not extend to any other property or assets of the Loan Parties;

(i)            Liens in favor of the Collateral Agent;

(j)            Statutory Lien of landlords’ and lessors’ in respect of rent not in default;

(k)           possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the First Amendment Closing Date and Permitted Investments, provided that such liens (a) attach only to such Investments and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;

(l)            Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;

(m)          Liens arising from (i) precautionary UCC filings regarding “true” operating leases or, to the extent permitted under the Loan Documents, the consignment of goods to a Loan Party, or (ii) UCC filings which (x) have lapsed or (y) relate to obligations that have been indefeasibly repaid in full and for which no rights to obtain further extensions of credit or other financial accommodations remain outstanding;

(n)           [intentionally omitted];

(o)           Liens in favor of customs and revenues authorities imposed by applicable Law arising in the ordinary course of business in connection with the importation of goods and securing obligations (i) that are not overdue by more than thirty (30) days, or (ii)(A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;

(p)           Liens on cash collateral securing letters of credit which are permitted under clause (k) of the definition of Permitted Indebtedness;

(q)           with respect to the Real Estate located at One Coldwater Creek Drive, Sandpoint, Idaho 83864 only encumbrances referred to in Schedule B of the most recent Mortgage Policy in respect thereof  received by the Collateral Agent prior to the First Amendment Closing Date insuring the Mortgages; and

(r)            Liens in favor of the Term Agent under the Term Loan Documents and any refinancings thereof permitted by the Intercreditor Agreement;

provided, however,  that, except as provided in any one or more of clauses (a) through (s) above, the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Holder” means any one of the following: (i) Dennis Pence and (ii) Ann Pence, and any member of the Family Group of each such Person.

“Permitted Indebtedness” means each of the following as long as no Default or Event of Default has occurred and is continuing or would arise from the incurrence thereof:

(a)           Indebtedness outstanding on the First Amendment Closing Date and listed on Schedule VII.C and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and the direct or contingent obligor with respect thereto is not changed as a result of or in connection with such refinancing, refunding, renewal or extension, (ii) the result of such extension, renewal or replacement shall not be an earlier maturity date or decreased weighted average life of such Indebtedness, and (iii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended (any refinancing consummated in accordance with the requirements of this proviso, a “Permitted Refinancing”);

(b)           Indebtedness of any Loan Party to any other Loan Party; provided that such Indebtedness shall (i) be evidenced by such documentation as the Administrative Agent may reasonably require, (ii) constitute “Collateral” under this Agreement and the Security

Documents, (iii) be on terms (including subordination terms) reasonably acceptable to the Administrative Agent, and (iv) be otherwise permitted pursuant to Section 7.03;

(c)           without duplication of Indebtedness described in clause (f) of this definition, purchase money Indebtedness of any Loan Party to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations and Synthetic Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and any Permitted Refinancing thereof, provided, however, that, in addition to the Capital Lease Obligations outstanding on the First Amendment Closing Date and listed on Schedule 7.03, the aggregate principal amount of all Indebtedness permitted by this clause (c) shall not exceed (i) $5,000,000 in any Fiscal Year, or (ii) $15,000,000 at any time on or after the First Amendment Closing Date, and provided, further, that, if requested by the Collateral Agent, the Loan Parties shall cause the holders of any such Indebtedness to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent;

(d)           obligations (contingent or otherwise) of any Loan Party or any Subsidiary thereof existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates or foreign exchange rates, and not for purposes of speculation or taking a “market view;” provided that the aggregate Swap Termination Value thereof shall not exceed $2,500,000 at any time outstanding;

(e)           contingent liabilities under surety bonds or similar instruments incurred in the ordinary course of business;

(f)            Indebtedness incurred under the Term Loan Agreement in an aggregate principal amount not to exceed (i) $65,000,000 plus the accrual of PIK Interest (as defined in the Term Loan Agreement) minus  (ii) the sum of all principal payments of the Term Loans, and any Permitted Term Loan Refinancing thereof;

(g)           [intentionally omitted];

(h)           [intentionally omitted];

(i)            the Obligations;

(j)            [intentionally omitted];

(k)           (i) unsecured Indebtedness, not otherwise permitted under subsections (a) through (j) above, or (ii) Indebtedness relating to cash collateralized Letters of Credit, provided, that, the aggregate principal amount of all Indebtedness specified in clauses (i) and (ii) hereto shall collectively not exceed $1,000,000 at any one time outstanding; and

(l)            Guarantees of any Loan Party or other Subsidiary in respect of obligations of another Loan Party that are otherwise permitted to be incurred under this Agreement and the other Loan Documents.

“Permitted Investments” means each of the following as long as no Default or Event of Default exists or would arise from the making of such Investment:

(a)           readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)           commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(c)           time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (b) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(d)           fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) of this definition or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into;

(e)           Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and which invest solely in one or more of the types of securities described in clauses (a) through (d) of this definition;

(f)            Investments existing on the First Amendment Closing Date, and set forth on Schedule 7.02, but not any increase in the amount thereof or any other modification of the terms thereof;

(g)           (i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries outstanding on the First Amendment Closing Date, (ii) additional Investments by any Loan Party and its Subsidiaries in Loan Parties, (iii) additional Investments by any Subsidiary that is not a Loan Party in another Subsidiary that is not a Loan Party, and (iv) additional investments by any Loan Party in a Subsidiary that is not a Loan Party so long as, in the case of this clause (iv), the proceeds of any such Investment is used by each such Subsidiary to pay for its operating expenses incurred in the ordinary course of its business, and the aggregate amount of such Investments following the First Amendment Closing Date (y) in all such Subsidiaries (other than Coldwater HK or any other Subsidiary that is not a Domestic Subsidiary), does not exceed $100,000 per Fiscal Year, and (z) in Coldwater HK or any other Subsidiary that is not a Domestic Subsidiary, does not exceed $5,000,000 per Fiscal Year, in the aggregate;

(h)           Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(i)            Guarantees constituting Permitted Indebtedness;

(j)            Investments by any Loan Party in Swap Contracts permitted hereunder;

(k)           Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(l)            advances to officers, directors and employees of the Loan Parties and Subsidiaries in the ordinary course of business in an amount not to exceed $300,000 to any individual at any time or in an aggregate amount not to exceed $300,000  at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(m)          Investments not otherwise permitted hereunder in an aggregate amount not to exceed $1,500,000 in any Fiscal Year;

(n)           Capital contributions made by any Loan Party to another Loan Party;

(o)           to the extent constituting an Investment, all Capital Expenditures permitted hereunder;

provided, however, that notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such Investments specified in clauses (a) through (e) shall be permitted.

“Permitted Overadvance” means an Overadvance made by the Administrative Agent, in its discretion, which:

(a)           Is made to maintain, protect or preserve the Collateral and/or the Credit Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties; or

(b)           Is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation;

(c)           Is made to pay any other amount chargeable to any Loan Party hereunder; and

(d)           Together with all other Permitted Overadvances then outstanding, shall not (i) exceed five percent (5%) of the Loan Cap at any time plus an amount equal to two (2) weeks of payroll and expenses at any time, or (ii) unless a Liquidation is occurring, remain outstanding for more than forty-five (45) consecutive Business Days, unless in each case, the Required Lenders otherwise agree.

provided, however, that the foregoing shall not (i) modify or abrogate any of the provisions of Section II.C regarding the Lender’s obligations with respect to Letters of Credit or Section II.D regarding the Lenders’ obligations with respect to Swing Line Loans, or (ii) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for Unintentional Overadvances and such Unintentional Overadvances shall not reduce the amount of Permitted Overadvances allowed hereunder, and provided further that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Aggregate Commitments (as in effect prior to any termination of the Commitments pursuant to Section II.F hereof).

“Permitted Refinancing” has the meaning set forth in clause (a) of the definition of Permitted Indebtedness.

“Permitted Term Loan Refinancing” means any refinancing of the Term Loan Obligations in compliance with the Term Loan Refinancing Conditions (as defined in the Intercreditor Agreement as in effect on the Closing Date).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established, sponsored, maintained, or contributed to by a Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate, or otherwise with respect to which any Borrower has liability.

“Pledge Agreement” means, collectively, the Amended and Restated Pledge Agreements dated as of the First Amendment Closing Date among the Loan Parties party thereto and the Collateral Agent, as amended and in effect from time to time.

“Prepayment Event” means:

(a)           any Disposition (including, without limitation, pursuant to any sale-leaseback transaction) of any property or asset of a Loan Party (other than, (i) Dispositions pursuant to clauses (h)(z), and (i) of the definition of “Permitted Dispositions,” and (ii) (A) so long as the Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations) remain outstanding, Dispositions of any Term Loan Priority Collateral and (B) thereafter, up to $500,000 in Net Proceeds from the rental of customer lists in the ordinary course of business consistent with past practices pursuant to clause (c) of the definition of “Permitted Dispositions”) that, when combined with all other Dispositions in such Fiscal Year, the Net Proceeds thereof exceed $1,000,000;

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Loan Party (so long as the Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations) remain outstanding, other than with respect to the Term Loan Priority Collateral), unless the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Collateral Agent;

(c)           provided that there are no outstanding Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations), the issuance by a Loan Party of any Equity Interests, other than any such issuance of Equity Interests (i) to a Loan Party, (ii) as a compensatory issuance to any employee, director, or consultant (including under any option plan), or (iii) issued on July 9, 2012 in the form of Coldwater Equity pursuant to the Coldwater Equity Documents;

(d)           the incurrence by a Loan Party of any Indebtedness for borrowed money other than Permitted Indebtedness; or

(e)           provided that there are no outstanding Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations), the receipt by any Loan Party of any Extraordinary Receipts.

“Pro Forma Availability Condition” shall mean, for any date of calculation with respect to any transaction or payment, the Pro Forma Availability following, and after giving effect to, such transaction or payment, will be equal to or greater than thirty percent (30%) of the Loan Cap.

“Pro Forma Availability” shall mean, for any date of calculation, the projected average Availability (exclusive of any projected Short-Term Borrowings) for each Fiscal Month during any projected twelve (12) Fiscal Months.

“Real Estate” means all Leases, and all real property, together with the buildings, structures, parking areas, and other improvements thereon, and all fixtures affixed to such real property, now or hereafter owned by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof, all rents arising therefrom, and all proceeds of any of the foregoing.

“Receivables Reserves” means such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s discretion with respect to the determination of the collectability in the ordinary course of Eligible Trade Receivables.

“Register” has the meaning specified in Section X.F(iii).

“Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Parent and its Subsidiaries as prescribed by the Securities Laws.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, advisors, attorneys and representatives of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Reports” has the meaning provided in Section 9.11.

“Request for Credit Extension” means (a) with respect to a Committed Borrowing, conversion or continuation of Committed Loans, a Committed Loan/Conversion Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the Aggregate Commitments; provided, however, if there is more than one (1) Lender, such term would require at least two (2) Lenders or, if the Commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section VIII.B, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided, however, if there is more than one (1) Lender, such term would require at least two (2) Lenders; provided further that the Commitment of, and the portion in the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Reserves” means all (if any) Inventory Reserves, Availability Reserves and Receivables Reserves.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, controller or chief accounting officer of a Loan Party or any of the other individuals designated in writing to the Administrative Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.  Without limiting the foregoing, “Restricted Payments” with respect to any Person shall also include all payments made by such Person with any proceeds of a dissolution or liquidation of such Person.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“Scheduled Store Closures” has the meaning specified therefor in the definition of Permitted Disposition.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agreement” means the Amended and Restated Security Agreement dated as of the First Amendment Closing Date among the Loan Parties and the Collateral Agent, as amended and in effect from time to time.

“Security Documents” means the Security Agreement, the Environmental Indemnity Agreement, the Pledge Agreement, the Intellectual Property Security Agreement, the Blocked Account Agreements, the Mortgages, the DDA Notifications, the Credit Card Notifications, and each other security agreement or other instrument or document executed and delivered to the Collateral Agent pursuant to this Agreement or any other Loan Document granting a Lien to secure any of the Obligations.

“Settlement Date” has the meaning provided in Section II.N.1.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Lead Borrower and its Subsidiaries as of that date determined in accordance with GAAP.

“Short-Term Borrowings” means any Loan, the proceeds of which are used to repay any interest, fees, costs, Credit Party Expenses or any Unreimbursed Amount incurred in connection with this Agreement or the other Loan Documents, which is fully repaid by the Borrower, in cash, within 15 days following notice of such Loan.

“Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

“Solvent” and “Solvency” means, with respect to any Person on a particular date, that on such date (a) at fair valuation, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.  The amount of all guarantees at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability.

“Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business.

“Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which Wells Fargo Bank is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D.  LIBO Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Store” means any retail store (which may include any real property, fixtures, Equipment, Inventory and other property related thereto) operated, or to be operated, by any Loan Party.

“Subordinated Indebtedness” means Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the Obligations and which is in form and on terms approved in writing by the Administrative Agent.  For purposes of clarity, Subordinated Indebtedness shall not include any Term Loan Obligations.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section II.D.

“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section II.D.

“Swing Line Lender” means Wells Fargo Bank, its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

“Swing Line Loan” has the meaning specified in Section II.D(i).

“Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section II.D(ii), which, if in writing, shall be substantially in the form of Exhibit B.

“Swing Line Loan Note” means the promissory note of the Borrowers substantially in the form of Exhibit C-2, payable to the order of the Swing Line Lender, evidencing the Swing Line Loans made by the Swing Line Lender.

“Swing Line Sublimit” means an amount equal to the lesser of (a) $10,000,000, and (b) the Aggregate Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Synthetic Lease” shall mean each arrangement, however described, under which the obligor accounts for its interest in the property covered thereby under GAAP as lessee of a lease which is not a Capital Lease and accounts for its interest in the property covered thereby for Federal income tax purposes to the owner.

“Synthetic Lease Interest Component” shall mean, with respect to any Person for any period, the portion of rent paid or payable (without duplication) for such period under Synthetic Leases of such Person that would be treated as interest in accordance with Financial Accounting Standards Board Statement No. 13 if such Synthetic Leases were treated as capital leases under GAAP.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale-leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Agent” means CC Holdings Agency Corp., as administrative agent and collateral agent under the Term Loan Documents or any future administrative agent or collateral agent under the Term Loan Documents.

“Term Loan” means the “Loan” (as defined in the Term Loan Agreement).

“Term Loan Agreement” means that certain Term Loan Agreement dated as of the First Amendment Closing Date, among the Loan Parties, the lenders party thereto, and the Term Agent, as amended, amended and restated, supplemented or otherwise modified from time to time or refinanced in accordance with the provisions of the Intercreditor Agreement.

“Term Loan Documents” means the “Loan Documents” (as defined in the Term Loan Agreement as in effect on the date hereof), as may be amended from time to time in accordance with the provisions in the Intercreditor Agreement.

“Term Loan Priority Account” means a non-interest bearing account in the name of the Term Agent established with a financial institution as the Term Agent may request, into which solely proceeds of the Term Loan Priority Collateral shall be deposited.

“Term Loan Priority Collateral” has the meaning set forth in the Intercreditor Agreement.

“Term Loan Obligations” means the “Term Loan Obligations” (as defined in the Intercreditor Agreement).

“Termination Date” means the earliest to occur of (i) the Maturity Date, (ii) the date on which the maturity of the Obligations is accelerated (or deemed accelerated) and the Commitments are irrevocably terminated (or deemed terminated) in accordance with Article VIII.

“Total Funded Debt” shall mean all Indebtedness (to the extent included as Indebtedness in accordance with GAAP) of the Loan Parties on a Consolidated basis.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“Trade Receivables Advance Rate” means 85%.

“Trading with the Enemy Act” has the meaning set forth in Section 10.18.

“Type” means, with respect to a Committed Loan, its character as a Base Rate Loan or a LIBO Rate Loan.

“UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

“UFCA” has the meaning specified in Section 10.21(d).

“UFTA” has the meaning specified in Section 10.21(d).

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unintentional Overadvance” means an Overadvance which, to the Administrative Agent’s knowledge, did not constitute an Overadvance when made but which has become an Overadvance resulting from changed circumstances beyond the control of the Credit Parties, including, without limitation, a reduction in the Appraised Value of property or assets included in the Borrowing Base or misrepresentation by the Loan Parties, or as a result of the incurrence of Credit Party Expenses in accordance with the terms of this Agreement.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section II.C(iii)(1).

“Usage Event Period” means, any period during which any of the following conditions exists: (i) a Default or Event of Default has occurred and is continuing, (ii) Availability is less than or equal to 50% of the Loan Cap, (iii) the Loan Parties maintain (a) on a 30 day average basis, less than $30,000,000 of cash and cash equivalents of the type described in clauses (a) through (e) of the definition of Permitted Investments, or (b) at any time, less than $20,000,000 of cash and cash equivalents of the type described in clauses (a) through (e) of the definition of Permitted Investments, or (iv) Total Outstandings (other than the undrawn amount available to be drawn under outstanding Letters of Credit and Short-Term Borrowings) is greater than zero.  The “Usage Event Period” shall commence with and include the Fiscal Month during which any such condition first occurred and continue until the expiration of 30 consecutive Business Days after the date on which no such conditions exist.

“Wells Fargo Bank” means Wells Fargo Bank, N.A., a national banking association.

B.            Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

1.                                       The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

2.                                       In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

3.                                       Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

4.                                       In the case of any component of the calculation of Reserves or Borrowing Base that provides for a determination to be made in the Administrative Agent’s discretion, such discretion shall be exercised by the Administrative Agent in its Permitted Discretion.

5.                                       Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in Dollars in full in cash or immediately available funds of all of the Obligations (other than unasserted contingent indemnification Obligations)).

C.            Accounting Terms

1.                                       Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.    Notwithstanding anything to the contrary contained herein, all financial statements delivered hereunder or pursuant to any other Loan Document shall be prepared, and all financial covenants contained herein shall be calculated, without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (or any similar accounting principle) permitting a Person to value its financial liabilities or Indebtedness at the fair value thereof.

2.                                       Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Lead Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Lead Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Lead Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

D.                                    Rounding.  Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

E.                                      Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

F.                                      Letter of Credit Amounts.  Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Documents related thereto, provides for one or more automatic increases in the Stated Amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum Stated Amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum Stated Amount is in effect at such time.

G.                                     Currency Equivalents Generally.  Any amount specified in this Agreement (other than in Articles II, IX and X) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount thereof in the applicable currency to be determined by the Administrative Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars.  For purposes of this Section I.G, the “Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date of such determination; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.

II.
THE COMMITMENTS AND CREDIT EXTENSIONS

A.                                   Committed Loans; Reserves.

(i)                          Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Borrowers from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the lesser of (x) the amount of such Lender’s Commitment, or (y) such Lender’s Applicable Percentage of the Borrowing Base; subject in each case to the following limitations:

(A)                              after giving effect to any Committed Borrowing, the Total Outstandings shall not exceed the lesser of

(A) the Aggregate Commitments, or (B) the Borrowing Base;

(B)                                after giving effect to any Committed Borrowing, the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment;

(C)                                the Outstanding Amount of all L/C Obligations shall not at any time exceed the Letter of Credit Sublimit; and

(D)                               after giving effect to all Credit Extensions, no Overadvance shall exist.

Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section II.A, prepay under Section II.E, and reborrow under this Section II.A.  Committed Loans may be Base Rate Loans or LIBO Rate Loans, as further provided herein.

(ii)                        The following are the Reserves which may be established as of the Closing Date:

(A)                              rent (an Availability Reserve): An amount equal to two (2) months’ rent for all of the Borrowers’ leased locations in each Landlord Lien State, other than leased locations with respect to which the Collateral Agent has received a Collateral Access Agreement in form reasonably satisfactory to the Collateral Agent;

(B)                                Customer Credit Liabilities (an Availability Reserve);

(C)                                self-funded health insurance (an Availability Reserve);

(D)                               Shrink (an Inventory Reserve); and

(E)                                 any additional Reserves described in the Borrowing Base Certificate delivered on the Closing Date.

(iii)                              The Administrative Agent shall have the right, at any time and from time to time on or after the Closing Date in its discretion to establish new, or modify or eliminate any existing, eligibility criteria or Reserves.

B.                                     Borrowings, Conversions and Continuations of Committed Loans.

(i)                          Committed Loans (other than Swing Line Loans) shall be either Base Rate Loans or LIBO Loans as the Lead Borrower may request subject to and in accordance with this Section B.  All Swing Line Loans shall be only Base Rate Loans.  Subject to the other provisions of this Section B, Committed Borrowings of more than one Type may be incurred at the same time.

(ii)                       Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of LIBO Rate Loans shall be made upon the Lead Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of LIBO Rate Loans or of any conversion of LIBO Rate Loans to Base Rate Loans, and (ii) one Business Day prior to the requested date of any Borrowing of Base Rate Loans.  Each telephonic notice by the Lead Borrower pursuant to this Section II.B(ii) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan/Conversion Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower.  Each Borrowing of, conversion to or continuation of LIBO Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.  Except as provided in Sections C(iii) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Committed Loan/Conversion Notice (whether telephonic or written) shall specify (i) whether the Lead Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of LIBO Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest

Period with respect thereto.  If the Lead Borrower fails to specify a Type of Committed Loan in a Committed Loan/Conversion Notice or if the Lead Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBO Rate Loans.  If the Lead Borrower requests a Borrowing of, conversion to, or continuation of LIBO Rate Loans in any such Committed Loan/Conversion Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a LIBO Rate Loan.

(iii)                    Following receipt of a Committed Loan/Conversion Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Lead Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section II.B(ii).  In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan/Conversion Notice.  Upon satisfaction of the applicable conditions set forth in Section IV.B (and, if such Borrowing is the initial Credit Extension on or after the Closing Date, Section IV.A), the Administrative Agent shall use reasonable efforts to make all funds so received available to the Borrowers in like funds by no later than 4:00 p.m. on the day of receipt by the Administrative Agent either by (i) crediting the account of the Lead Borrower on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Lead Borrower; provided, however, that if, on the date the Committed Loan/Conversion Notice with respect to such Borrowing is given by the Lead Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrowers as provided above.

(iv)                   The Administrative Agent, without the request of the Lead Borrower, may advance any interest, fee, expenses, service charge, Credit Party Expenses, or other payment to which any Credit Party is entitled from the Loan Parties pursuant hereto or any other Loan Document, in each case, as and when due and payable, and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby.  The Administrative Agent shall advise the Lead Borrower of any such advance or charge promptly after the making thereof.  Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the Borrowers’ obligations under Section 2.05.  Any amount which is added to the principal balance of the Loan Account as provided in this Section II.B(iv) shall constitute Committed Loans and shall bear interest at the interest rate then and thereafter applicable to Base Rate Loans.

(v)                       Except as otherwise provided herein, a LIBO Rate Loan may be continued or converted only on the last day of an Interest Period for such LIBO Rate Loan.  Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, and at the direction of the Required Lenders shall, prohibit Loans from being requested as, converted to, or continued as, LIBO Rate Loans.

(vi)                   The Administrative Agent shall promptly notify the Lead Borrower and the Lenders of the interest rate applicable to any Interest Period for LIBO Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Lead Borrower and the Lenders of any change in Wells Fargo Bank’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

(vii)                After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than five (5) Interest Periods in effect.

(viii)             The Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer shall have no obligation to make any Committed Loan or Swing Line Loan, or to cause the issuance of or provide any Letter of Credit, if an Overadvance would result.  The Administrative Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders, the Swing Line Lender and the L/C Issuer and each Lender shall be bound thereby.  Any Permitted Overadvance may constitute a Swing Line Loan. A Permitted Overadvance is for the account of the Borrowers and shall constitute a Loan and an Obligation and shall be repaid by the Borrowers in accordance with the provisions of Section II.E(iii).  The making of any such Permitted Overadvance on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvance on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Administrative Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Section II.C regarding the Lenders’ obligations to purchase participations with respect to Letters of Credit or of Section 2.04 regarding the Lenders’ obligations to purchase participations with respect to Swing Line Loans.  Without limiting the foregoing, the Administrative Agent shall have no liability for, and no Loan Party or Credit Party shall have the right to, or shall, bring any claim of any kind whatsoever against the Administrative Agent with respect to any Unintentional Overadvance regardless of the amount of any such Unintentional Overadvance.

C.                                     Letters of Credit.

(i)                           The Letter of Credit Commitment.

(1)                                  Subject to the terms and conditions set forth herein, (A) the Administrative Agent, in reliance upon the agreements of the Lenders set forth in this Section II.C, shall cause the L/C Issuer from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrowers, and to amend or extend Letters of Credit previously issued by the L/C Issuer, in accordance with Section II.C(ii) below; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrowers and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the lesser of the Aggregate Commitments or the Borrowing Base, (y) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by the Lead Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrowers that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  Any L/C Issuer (other than Wells Fargo Bank or any of its Affiliates) shall notify the Administrative Agent in writing on each Business Day of all Letters of Credit issued on the prior Business Day by such L/C Issuer.  All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof (notwithstanding the fact that the Existing Letters of Credit were issued for the account of the Parent and not the Borrowers).

(2)                                  No Letter of Credit shall be issued if:

a)                                      subject to Section II.C(ii)(3), the expiry date of such requested Standby Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

b)                                     subject to Section 2.03(b)(iii), the expiry date of such requested Commercial Letter of Credit would occur more than 210 days after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

c)                                      the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless either such Letter of Credit is Cash Collateralized on or prior to the Letter of Credit Expiration Date or all the Lenders have approved such expiry date.

(3)                                  No Letter of Credit shall be issued, without the prior consent of the Administrative Agent, if:

a)                                      any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C

Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

b)                                     the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

c)                                      except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial Stated Amount less than $50,000, in the case of a Commercial Letter of Credit, or $100,000, in the case of a Standby Letter of Credit;

d)                                     such Letter of Credit is to be denominated in a currency other than Dollars;

e)                                      such Letter of Credit contains any provisions for automatic reinstatement of the Stated Amount after any drawing thereunder; or

f)                                        a default of any Lender’s obligations to fund under Section II.C(iii) exists or any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the Administrative Agent or the L/C Issuer has entered into satisfactory arrangements with the Borrowers or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.

(4)                                 The Borrowers shall not permit any Letter of Credit to be amended if (A) the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof or (B) if the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(5)                                 The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(ii)                        Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(1)                                 Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Lead Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Lead Borrower.  Any Letter of Credit Application or other document delivered hereunder that is signed by a Responsible Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action, and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrowers.  Such Letter of Credit Application must be received by the Administrative Agent and the L/C Issuer not later than 11:00 a.m. at least two Business Days (or such other date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  Promptly after receipt of any Letter of Credit Application, the Administrative Agent will confirm with the L/C Issuer (other than Wells Fargo Bank or any of its Affiliates), by telephone or in writing, that the L/C Issuer has received a copy of such Letter of Credit Application from the Lead Borrower and, if not, the Administrative Agent will provide the L/C Issuer with a copy thereof.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Administrative Agent and the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the Administrative Agent or the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the Administrative Agent and the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Administrative Agent or the L/C Issuer may require.  Additionally, the Lead Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(2)                                 Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices.  Immediately upon the issuance or amendment of each Letter of Credit, each Lender shall be deemed to (without any further action), and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer, without recourse or warranty, a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.  Upon any change in the Commitments under this Agreement, it is hereby agreed that with respect to all L/C Obligations, there shall be an automatic adjustment to the participations hereby created to reflect the new Applicable Percentages of the assigning and assignee Lenders.

(3)                                  If the Lead Borrower so requests in any applicable Letter of Credit Application, the Administrative Agent may, in its sole and absolute discretion, cause the L/C Issuer to issue a Standby Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Standby Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Standby Letter of Credit is issued.  Unless otherwise directed by the Administrative Agent or the L/C Issuer, the Lead Borrower shall not be required to make a specific request to the Administrative Agent or the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Standby Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the Administrative Agent shall instruct the L/C Issuer not to permit any such extension if (A) the Administrative Agent has determined that it would not be permitted, or would have no obligation, at such time to cause or have the L/C Issuer issue such Standby Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section II.C(i) or otherwise), or (B) the L/C Issuer has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Lead Borrower that one or more of the applicable conditions specified in Section IV.B is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(4)                                  Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Lead Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(iii)                     Drawings and Reimbursements; Funding of Participations.

(1)                                 Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the Administrative Agent shall notify the Lead Borrower thereof; provided, however, that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the L/C Issuer and the Lenders with respect to any such payment.  Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrowers shall reimburse the L/C Issuer through the Administrative Agent on the same day in an amount equal to the amount of such drawing, less the amount of any funds withdrawn by the L/C Issuer from account number ***, maintained at Wells Fargo Bank (or such other account maintained at Wells Fargo Bank as the Borrowers shall designate from time to time in writing), that the L/C Issuer used to repay such drawing, provided, that the Administrative Agent has received written notice of such withdrawal and the amount thereof.  If the Borrowers fail to fully reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof.  In such event, the Borrowers shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section B for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section IV.B (other than the delivery of a Committed Loan/Conversion Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section II.C(iii)(1) may be given by telephone or electronic means.

(2)                                  Each Lender shall upon any notice pursuant to Section II.C(iii)(1) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section II.C(iii)(3), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount.  The Administrative Agent shall remit the funds so received to the L/C Issuer.

(3)                                 With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section IV.B cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section II.C(iii)(2) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section II.C.

(4)                                 Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section II.C(iii) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(5)                                 Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section II.C(iii), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section II.C(iii) is subject to the conditions set forth in Section IV.B (other than delivery by the Lead Borrower of a Committed Loan/Conversion Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any

Letter of Credit, together with interest as provided herein.

(6)                                 If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section II.C(iii) by the time specified in Section II.C(iii)(2), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the principal amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

(iv)                    Repayment of Participations.

(1)                                 At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section II.C(iii), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(2)                                  If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section II.C(iii)(1) is required to be returned under any of the circumstances described in Section X.E (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(v)                       Obligations Absolute.  The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(1)                                  any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(2)                                  the existence of any claim, counterclaim, setoff, defense or other right that the Borrowers or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any

Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(3)                                 any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(4)                                 any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Laws;

(5)                                 any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers or any of their Subsidiaries; or

(6)                                 the fact that any Event of Default shall have occurred and be continuing.

The Lead Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Lead Borrower’s instructions or other irregularity, the Lead Borrower will immediately notify the

Administrative Agent and the L/C Issuer.  The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(vi)                    Role of L/C Issuer.  Each Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; (iii) any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit or any error in interpretation of technical terms; or (iv) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrowers hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrowers’ pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section II.C(v) or for any action, neglect or omission under or in connection with any Letter of Credit or Issuer Documents, including, without limitation, the issuance or any amendment of any Letter of Credit, the failure to issue or amend any Letter of Credit, or the honoring or dishonoring of any demand under any Letter of Credit, and such action or neglect or omission will bind the Borrowers; provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit; provided further, however, that any claim against the L/C Issuer by the Borrowers for any loss suffered or incurred by the Borrowers shall be reduced by an amount equal to the sum of (i) the amount (if any) saved by the Borrowers as a result of the breach or other wrongful conduct that allegedly caused such loss, and (ii) the amount (if any) of the loss that would have been avoided had the Borrowers taken all reasonable steps to mitigate such loss, including, without limitation, by enforcing their rights against any beneficiary and, in case of a claim of wrongful dishonor, by specifically and timely authorizing the L/C Issuer to cure such dishonor.  In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary (or the L/C Issuer may refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit and may disregard any requirement in a Letter of Credit that notice of dishonor be given in a particular manner and any requirement that presentation be made at a particular place or by a particular time of day), and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.  The L/C Issuer shall not be responsible for the wording of any Letter of Credit (including, without limitation, any drawing conditions or any terms or conditions that are ineffective, ambiguous, inconsistent, unduly complicated or reasonably impossible to satisfy), notwithstanding any assistance the L/C Issuer may provide to the Borrowers with drafting or recommending text for any Letter of Credit Application or with the structuring of any transaction related to any Letter of Credit, and the Borrowers hereby acknowledge and agree that any such assistance will not constitute legal or other advice by the L/C Issuer or any representation or warranty by the L/C Issuer that any such wording or such Letter of Credit will be effective.  Without limiting the foregoing, the L/C Issuer may, as it deems appropriate, modify or alter and use in any Letter of Credit the terminology contained on the Letter of Credit Application for such Letter of Credit.

(vii)                Cash Collateral.  Upon the request of the Administrative Agent, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing that remains outstanding, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.  Sections II.E and VIII.B.1.c set forth certain additional requirements to deliver Cash Collateral hereunder.  For purposes of this Section II.C, Section II.E and Section VIII.B.1.c, “Cash Collateralize” means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to 105% of the Outstanding Amount of all L/C Obligations, pursuant to documentation in form and substance satisfactory to the Collateral Agent and the L/C Issuer (which documents are hereby Consented to by the Lenders).  Derivatives of such term have corresponding meanings.  The Borrowers hereby grant to the Collateral Agent a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing.  Cash Collateral shall be maintained in the Cash Collateral Account.  If at any time the Collateral Agent determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Collateral Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the Borrowers will, forthwith upon demand by the Collateral Agent, pay to the Collateral Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Collateral Agent determines to be free and clear of any such right and claim.  Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer and, to the extent not so applied, shall thereafter be applied to satisfy other Obligations.

(viii)             Applicability of ISP and UCP.  Unless otherwise expressly agreed by the L/C Issuer and the Lead Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each Commercial Letter of Credit.

(ix)                     Letter of Credit Fees.  The Borrowers shall pay to the Administrative Agent, for the account of each Lender in accordance with its Applicable Percentage, a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily Stated Amount under each such Letter of Credit (as determined pursuant to Section 1.06).  For purposes of computing the daily Stated Amount available to be drawn under any Letter of Credit, the Stated Amount of the Letter of Credit shall be determined in accordance with Section 1.06.   Letter of Credit Fees shall be (i) due and payable on the first calendar day of each month, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand, and (ii) computed on a monthly basis in arrears.  If there is any change in the Applicable Rate during any month, the daily amount available to be drawn under of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such month that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, while any Event of Default has occurred and is continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, notify the Lead Borrower that all Letter of Credit Fees shall accrue at the Default Rate and thereafter such Letter of Credit Fees shall accrue at the Default Rate to the fullest extent permitted by applicable Laws.

(x)                        Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer.  The Borrowers shall pay to the Administrative Agent, for the account of the L/C Issuer, a fronting fee (i) with respect to each Commercial Letter of Credit, at a rate equal to 0.125 per cent per annum, computed on the amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a Commercial Letter of Credit increasing the amount of such Letter of Credit, at a rate separately agreed between the Lead Borrower and the L/C Issuer, computed on the amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each Standby Letter of Credit, at a rate equal to 0.125 percent per annum, computed on the daily amount available to be drawn under such Letter of Credit and on a monthly basis in arrears.  Such fronting fees shall be due and payable on the first calendar day of each month, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.   For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section I.F.  In addition, the Borrowers shall pay to the Administrative Agent, for the account of the L/C Issuer, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(xi)                     Consignment of Bill of Lading.  The Borrowers shall, upon the request of the Administrative Agent, consign to the L/C Issuer any bill of lading for Inventory which is supported by a Commercial Letter of Credit issued by the L/C Issuer.

(xii)                  Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

D.                                    Swing Line Loans.

(i)                          The Swing Line.  Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section II.D, to make loans (each such loan, a “Swing Line Loan”) to the Borrowers from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed

Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the lesser of (A) the Aggregate Commitments, or (B) the Borrowing Base, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.  Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section II.D, prepay under Section II.E, and reborrow under this Section II.D.  Each Swing Line Loan shall bear interest only at a rate based on the Base Rate.  Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.

(ii)                       Borrowing Procedures.  Each Swing Line Borrowing shall be made upon the Lead Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day.  Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Lead Borrower.  Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof.  Unless the Swing Line

Lender has received notice (by telephone or in writing) from the Administrative Agent at the request of the Required Lenders prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section II.D(i), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrowers at its office by crediting the account of the Lead Borrower on the books of the Swing Line Lender in immediately available funds.

(iii)                     Refinancing of Swing Line Loans.

(1)                                The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrowers (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding.  Such request shall be made in writing (which written request shall be deemed to be a Committed Loan/Conversion Notice for purposes hereof) and in accordance with the requirements of Section B, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section IV.B.  The Swing Line Lender shall furnish the Lead Borrower with a copy of the applicable Committed Loan/Conversion Notice promptly after delivering such notice to the Administrative Agent.  Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan/Conversion Notice available to the Administrative Agent in immediately available funds for the account of the Swing

Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan/Conversion Notice, whereupon, subject to Section II.D(iii)(2), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrowers in such amount.  The Administrative Agent shall remit the funds so received to the Swing Line Lender.

(2)                                 If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section II.D(iii)(1), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section II.D(iii)(1) shall be deemed payment in respect of such participation.

(3)                                 If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section II.D(iii) by the time specified in Section II.D(iii)(1), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the principal amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be.   A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

(4)                                 Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section II.D(iii) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section II.D(iii) is subject to the conditions set forth in Section IV.B.  No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein.

(iv)                    Repayment of Participations.

(1)                                 At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

(2)                                 If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section X.E (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate.  The Administrative Agent will make such demand upon the request of the Swing Line Lender.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(v)                       Interest for Account of Swing Line Lender.  The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans.  Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section II.D to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

(vi)                    Payments Directly to Swing Line Lender.  The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

E.                                      Prepayments.

(i)                         The Borrowers may, upon irrevocable notice (unless the notice is conditioned on a refinancing, a Change of Control or asset sale transaction or other transaction of a similar nature, in which case such notice may be revoked on or prior to such date, in the event such transaction is not consummated on or prior to such date) from the Lead Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of LIBO Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of LIBO Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Committed Loans to be prepaid and, if LIBO Rate Loans, the Interest Period(s) of such Committed Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment.  If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein (unless the notice is conditioned on a refinancing, a Change of Control or asset sale transaction or other transaction of a similar nature, in which case such notice may be revoked on or prior to such date, in the event such transaction is not consummated on or prior to such date).  Any prepayment of a LIBO Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section III.E.  Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

(ii)                      The Borrowers may, upon irrevocable notice (unless the notice is conditioned on a refinancing, a Change of Control or asset sale transaction or other transaction of a similar nature, in which case such notice may be revoked on or prior to such date, in the event such transaction is not consummated on or prior to such date) from the Lead Borrower to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000.  Each such notice shall specify the date and amount of such prepayment.  If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein(unless the notice is conditioned on a refinancing, a Change of Control or asset sale transaction or other transaction of a similar nature, in which case such notice may be revoked on or prior to such date, in the event such transaction is not consummated on or prior to such date).

(iii)                     [intentionally omitted].

(iv)                    If for any reason the Total Outstandings at any time exceed the lesser of the Aggregate Commitments or the Borrowing Base, each as then in effect, the Borrowers shall immediately prepay Committed Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than L/C Borrowings) in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section II.E(iv) unless after the prepayment in full of the Loans the Total Outstandings exceed the lesser of the Aggregate Commitments or the Borrowing Base, each as then in effect.

(v)                       After the occurrence and during the continuance of a Cash Dominion Event, the Borrowers shall prepay the Loans under this clause (e), any proceeds deposited to the Concentration Account in accordance with the provisions of Section VI.M, including, without limitation, any Net Proceeds received by a Loan Party upon the occurrence of a Prepayment Event, shall be transferred to the Concentration Account in accordance with Section VI.M and shall, (i) if deposited in the Concentration Account not later than 2:00 p.m. in immediately available funds, be utilized to prepay the Committed Loans on the date such funds were deposited into the in the Concentration Account, or (ii) if deposited in the Concentration Account after 2:00 p.m. in immediately available funds, be utilized to prepay the Committed Loans on the next Business Day following the date such funds were deposited into the in the Concentration Account, in either case in the order of priority set forth in Section II.E(vi).  The application of all such proceeds to the Loans shall not reduce the Commitments.  If no Cash Dominion Event exists (or if all

Obligations then due pursuant to Section II.E(vi) are paid in full during the existence of a Cash Dominion Event), then any proceeds deposited to the Concentration Account shall be remitted without any deduction of any kind to the operating account of the Borrowers designated by the Lead Borrower on (i) if received in the Concentration Account not later than 2:00 p.m. in immediately available funds, the date such funds were deposited into the in the Concentration Account, or (ii) if received in the Concentration Account after 2:00 p.m. in immediately available funds, the next Business Day following the date such funds were deposited into the in the Concentration Account.

(vi)                    Prepayments made pursuant to either Section II.E(iv), or Section II.E(v) above first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Committed Loans, third, in the case of payments other than pursuant to Section II.E(v) when no Event of Default exists, shall be used to Cash Collateralize the remaining L/C Obligations in accordance with Section II.C(vii); and, fourth, the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Committed Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full may be retained by the Borrowers for use in the ordinary course of its business.  Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrowers or any other Loan Party) to reimburse the L/C Issuer or the Lenders, as applicable.

F.                                      Termination or Reduction of Commitments.  The Borrowers may, upon irrevocable notice from the Lead Borrower to the Administrative Agent, terminate the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of any such termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce (A) the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, and (C) the Swing Line Sublimit if, after giving effect thereto, and to any concurrent payments hereunder, the Outstanding Amount of Swing Line Loans hereunder would exceed the Swing Line Sublimit.

1.                                 If, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such Letter of Credit Sublimit or Swing Line Sublimit shall be automatically reduced by the amount of such excess.

2.                                 The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Aggregate Commitments under this Section II.F.  Upon any reduction of the Aggregate Commitments, the Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount.  All fees (including, without limitation, Commitment Fees, and Letter of Credit Fees) and interest in respect of the Aggregate Commitments accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

G.                                     Repayment of Loans.

(i)                         The Borrowers shall repay to the Lenders on the Termination Date the aggregate principal amount of Committed Loans outstanding on such date.

(ii)                      To the extent not previously paid, the Borrowers shall repay the outstanding balance of the Swing Line Loans on the Termination Date.

H.                                    Interest.

(i)                         Subject to the provisions of Section II.H(iii) below, (i) each Committed Loan consisting of a LIBO Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted LIBO Rate for such Interest Period plus the Applicable Margin; (ii) each Committed Loan consisting of a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin.

(ii)                      [intentionally omitted].

(iii)                   (1)                                 If any amount payable under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(2)                                  If any other Event of Default has occurred and is continuing, then the Administrative Agent may, and upon the request of the Required Lenders shall, notify the Lead Borrower that all outstanding Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate and thereafter, until such Event of Default has been duly waived as provided in Section 10.01 hereof, such Obligations shall bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

(3)                                  Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(iv)                    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Laws.

I.                                         Fees.  In addition to certain fees described in subsections (ix) and (x) of Section II.C:

(i)                           Commitment Fee.  The Borrowers shall pay to the Administrative Agent, for the account of each Lender, in accordance with its Applicable Percentage, a commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Percentage times the average daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Loans and (ii) the Outstanding Amount of L/C Obligations.  The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be calculated and be due and payable monthly in arrears on the first calendar day of each month, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period.

(ii)                        [intentionally omitted].

(iii)                     [intentionally omitted].

(iv)                    Other Fees.  The Borrowers shall pay to the Administrative Agent, for its own account, fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

J.                                        Computation of Interest and Fees.  All computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed.  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12, bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

K.                                    Evidence of Debt.

(i)                          The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by the Administrative Agent (the “Loan Account”) in the ordinary course of business.  In addition, each Lender may record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, and each payment of interest, fees and other amounts due in connection with the Obligations due to such Lender.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.  Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note and upon cancellation of such Note, the Borrowers will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor.

(ii)                        In addition to the accounts and records referred to in Section II.K(i), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

(iii)                     The Administrative Agent shall render monthly statements regarding the Loan Account to the Lead Borrower including principal, interest, fees, and including an itemization of all charges and expenses constituting Credit Party Expenses owing, and such statements, absent manifest error, shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrowers and the Credit Parties unless, within thirty (30) days after receipt thereof by the Lead Borrower, the Lead Borrower shall deliver to the Administrative Agent written objection thereto describing the error or errors contained in any such statements.

L.                                      Payments Generally; Administrative Agent’s Clawback.

(i)                           General.  All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The

Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(ii)                        (1)                                  Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBO Rate Loans (or in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section B (or in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section B) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans.  If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period.  If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the principal amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing.  Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(2)                                  Payments by Borrowers; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Lead Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due.  In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Lead Borrower with respect to any amount owing under this subsection (ii) shall be conclusive, absent manifest error.

(iii)                     Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrowers by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof (subject to the provisions of the last paragraph of Section 4.02 hereof), the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(iv)                    Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c), are several and not joint.  The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 10.04(c).

(v)                       Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

M.                                 Sharing of Payments by Lenders.  If any Credit Party shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, interest on, or other amounts with respect to, any of the Obligations resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Obligations greater than its pro rata share thereof as provided herein (including as in contravention of the priorities of payment set forth in Section 8.03), then the Credit Party receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Obligations of the other Credit Parties, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Credit Parties ratably and in the priorities set forth in Section 8.03, provided that:

i)                               if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

ii)                           the provisions of this Section shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrowers or any Subsidiary thereof (as to which the provisions of this Section shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

N.                                    Settlement Amongst Lenders

1.                                      The amount of each Lender’s Applicable Percentage of outstanding Committed Loans and outstanding Swing Line Loans shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and shall be adjusted upward or downward based on all Loans (including Swing Line Loans) and repayments of Committed Loans and Swing Line Loans received by the Administrative Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Administrative Agent.

2.                                      The Administrative Agent shall deliver to each of the Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Committed Loans for the period and the amount of repayments received for the period.  As reflected on the summary statement, (i) the Administrative Agent shall transfer to each Lender its Applicable Percentage of repayments, and (ii) each Lender shall transfer to the

Administrative Agent (as provided below) or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Committed Loans made by each Lender shall be equal to such Lender’s Applicable Percentage of all Committed Loans outstanding as of such Settlement Date.  If the summary statement requires transfers to be made to the Administrative Agent by the Required Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent.  If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in connection with the foregoing.

III.
TAXES, YIELD PROTECTION AND ILLEGALITY;
APPOINTMENT OF LEAD BORROWER

A.                                   Taxes.

(i)                          Payments Free of Taxes.  Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required by applicable Laws to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions and (iii) the Borrowers shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Laws.

(ii)                       Payment of Other Taxes by the Borrowers.  Without limiting the provisions of subsection (i) above, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Laws.

(iii)                    Indemnification by the Loan Parties.  The Loan Parties shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and any penalties, interest, fees, and reasonable costs and expenses, arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Lead Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

(iv)                   Evidence of Payments.  If requested by the Administrative Agent, the Lead Borrower shall deliver to the Administrative Agent, as soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(v)                      Status of Lenders.  Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Lead Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Lead Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if requested by the Lead Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Lead Borrower or the Administrative Agent as will enable the Lead Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, in the event that any Borrower is resident for tax purposes in the United States, any Foreign Lender shall deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Lead Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(A)                             duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(B)                               duly completed copies of Internal Revenue Service Form W-8ECI,

(C)                               in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrowers within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

(D)                              any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Lead Borrower to determine the withholding or deduction required to be made.

(vi)                    Treatment of Certain Refunds.  If the Administrative Agent, any Lender or the L/C Issuer determines that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section, it shall pay to the Borrowers an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agree to repay the amount paid over to the Borrowers (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority.  This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrowers or any other Person.

(vii)                 FATCA.  Without limitation of Section 3.01(e), if a payment made to a Lender or a Participant under any Loan Document would be subject to United States federal withholding tax imposed by FATCA if such Lender or Participant were to fail to comply with the applicable reporting and document provision requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent , at the time or times prescribed by law and at such time or times reasonably requested by either, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower and/or the Agent as may be necessary for the Borrower and the Administrative Agent to comply with its obligations under FATCA, to determine that such Lender or Participant has or has not complied with such Lender or Participant’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment.

B.                                     Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBO Rate Loans, or to determine or charge interest rates based upon the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Lead Borrower through the Administrative Agent, any obligation of such Lender to make or continue LIBO Rate Loans or to convert Base Rate Loans to LIBO Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all LIBO Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBO Rate Loans.  Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted.

C.                                     Inability to Determine Rates.  If the Required Lenders determine that for any reason in connection with any request for a LIBO Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such LIBO Rate Loan, (b) adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan , or (c) the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Lead Borrower and each Lender.  Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Lead Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBO Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

D.                                    Increased Costs; Reserves on LIBO Rate Loans.

(i)                           Increased Costs Generally.  If any Change in Law shall:

(A)                             impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBO Rate) or the L/C Issuer;

(B)                               subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBO Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

(C)                                impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or LIBO Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(ii)                       Capital Requirements.  If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(iii)                    Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (i) or (ii) of this Section, as well as the basis for determining such amount or amounts, and delivered to the Lead Borrower shall be conclusive absent manifest error.  The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(iv)                    Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Lead Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(v)                       Reserves on LIBO Rate Loans.  In addition to the amounts paid by the Borrowers in respect of the Statutory Reserve Rate, the Borrowers shall pay to each Lender, as long as such Lender shall be required to maintain reserves (other than any reserve described in the definition of Statutory Reserve Rate) with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each LIBO Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Lead Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender.  If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

E.                                      Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

1.                                       any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

2.                                       any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Lead Borrower; or

3.                                       any assignment of a LIBO Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Lead Borrower pursuant to Section 10.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each LIBO Rate Loan made by it at the LIBO Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBO Rate Loan was in fact so funded.

F.                                      Mitigation Obligations; Replacement of Lenders.

(i)                           Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender as reasonably determined by such Lender.  The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any

Lender in connection with any such designation or assignment.

(ii)           Replacement of Lenders.  Notwithstanding subsection (a) above, if any Lender requests compensation under Section 3.04, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, the Borrowers may replace such Lender in accordance with Section 10.13.

(iii)          If the L/C Issuer may not issue Letters of Credit as a result of the limitations set forth in Section 2.03(a)(iii)(A), then Borrowers may, if no Default or Event of Default exists and with the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed):  (i) request a Lender (with such Lender’s consent) to issue Letters of Credit; or (ii) designate a supplemental bank or financial institution, which is an Eligible Assignee and otherwise satisfactory to Administrative Agent, to issue Letters of Credit and become an additional “L/C Issuer” hereunder.

G.            Survival.  All of the Borrowers’ obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all Obligations hereunder.

H.            Designation of Lead Borrower as Borrowers’ Agent.

(i)            Each Borrower hereby irrevocably designates and appoints the Lead Borrower as such Borrower’s agent to obtain Credit Extensions, the proceeds of which shall be available to each Borrower for such uses as are permitted under this Agreement.  As the disclosed principal for its agent, each Borrower shall be obligated to each Credit Party on account of Credit Extensions so made as if made directly by the applicable Credit Party to such Borrower, notwithstanding the manner by which such Credit Extensions are recorded on the books and records of the Lead Borrower and of any other Borrower.  In addition, each Loan Party other than the Borrowers hereby irrevocably designates and appoints the Lead Borrower as such Loan Party’s agent to represent such Loan Party in all respects under this Agreement and the other Loan Documents.

(ii)           Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers.  Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of each of the other Borrowers.

(iii)          The Lead Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Lead Borrower has requested a Credit Extension.  Neither the Administrative Agent nor any other Credit Party shall have any obligation to see to the application of such proceeds therefrom.

IV.
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

A.            Conditions of Initial Credit Extension.  The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction (or waiver in accordance with Section 10.01) of the following conditions precedent:

1.             The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic image scan transmission (e.g., “pdf” or “tif “ via e-mail) (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent:

a.             executed counterparts of this Agreement sufficient in number for distribution to the Administrative Agent, each Lender and the Lead Borrower;

b.             (A) a Committed Loan Note executed by the Borrowers in favor of each Lender requesting a Committed Loan Note and (B) a Swing Line Loan Note executed by the Borrowers in favor of Wells Fargo Bank;

c.             such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

d.             copies of each Loan Party’s Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

e.             a favorable opinion of Hogan Lovells US LLP and Elsaesser Jarzabek Anderson Marks, Elliott & Macdonald, Chtd., counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

f.              a certificate signed by a Responsible Officer of the Lead Borrower certifying (A) that the conditions specified in Sections 4.01 and 4.02 have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect, and (D) to the Solvency of the Loan Parties on a Consolidated basis as of the Closing Date after giving effect to the transactions contemplated hereby;

g.             a duly completed Compliance Certificate as of the last day of the Fiscal Month of the Parent and its Subsidiaries most recently ended prior to the Closing Date, signed by a Responsible Officer of the Lead Borrower;

h.             evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Agents required under the Loan Documents have been obtained and are in effect;

i.              a certificate from the chief financial officer of the Lead Borrower, satisfactory in form and substance to the Administrative Agent, attesting to the Solvency of the Loan Parties as of the Closing Date after giving effect to the transactions contemplated hereby;

j.              the Confirmation Agreement and Mortgages, each duly executed by the applicable Loan Parties;

k.             all other Loan Documents (to the extent not executed and delivered in connection with the Existing Credit Agreement), each duly executed by the applicable Loan Parties;

l.              the Disbursement Letter, duly executed by each of the parties thereto;

m.            [intentionally omitted];

n.             evidence that all other actions that the Agents may deem necessary or desirable in order to create valid first and subsisting Liens on the property described in the Mortgages has been taken;

o.             an appraisal of each of the properties described in the Mortgages complying with the requirements of FIRREA by a third party appraiser acceptable to the Administrative Agent and otherwise in form and substance satisfactory to the Administrative Agent;

p.             results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases, satisfactions and discharges of any mortgages, and releases or subordination agreements satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Collateral Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made;

q.             (A)          all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent, (B) the DDA Notifications, Credit Card Notifications, and Blocked Account Agreements required pursuant to Section VI.M hereof, and (C) control agreements with respect to the Loan Parties’ securities and investment accounts;

r.              Collateral Access Agreement, as required by the Collateral Agent; and

s.             such other assurances, certificates, documents, consents or opinions as the Agents reasonably may require.

2.             After giving effect to (i) the first funding under the Loans, (ii) any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby and (iii) all Letters of Credit to be issued at, or immediately subsequent to such establishment, Availability shall be not less than $40,000,000.

3.             The Administrative Agent shall have received a Borrowing Base Certificate dated the Closing Date, relating to the month ended on April 30, 2011, and executed by a Responsible Officer of the Lead Borrower.

4.             The Administrative Agent shall be reasonably satisfied that any financial statements delivered to it fairly present the business and financial condition of the Loan Parties and that there has been no Material Adverse Effect since the date of the most recent financial information delivered to the Administrative Agent.

5.             The Administrative Agent shall have received and be satisfied with (i) a detailed business plan and forecast for the period commencing on the Closing Date and ending with the end of such Fiscal Year, which shall include an Availability model, Consolidated income statement, balance sheet, and statement of cash flow, by quarter, each prepared in conformity with GAAP and consistent with the Loan Parties’ then current practices and (b) such other information (financial or otherwise) reasonably requested by the Administrative Agent.

6.             There shall not be pending any litigation or other proceeding, the result of which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

7.             There shall not have occurred any default of any Material Contract of any Loan Party which could reasonably be expected to have a Material Adverse Effect.

8.             The consummation of the transactions contemplated hereby shall not violate any applicable Law or any Organization Document.

9.             All fees and expenses required to be paid to the Agents on or before the Closing Date shall have been paid in full, and all fees required to be paid to the Lenders on or before the Closing Date shall have been paid in full.

10.           The Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute the Administrative Agents reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

11.           The Administrative Agent and the Lenders shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, and shall be satisfied that the Loan Parties are in compliance with all Laws.

12.           No material changes in governmental regulations or policies affecting any Loan Party or any Credit Party shall have occurred prior to the Closing Date.

13.           There shall not have occurred any disruption or material adverse change in the United States financial or capital markets in general that has had, in the reasonable opinion of the Administrative Agent, a material adverse effect on the market for loan syndications or adversely affecting the syndication of the Loans.

14.           Each Lender shall have received final credit approval to enter into the Agreement and the other Loan Documents (to which it is a party) and for its applicable Commitment, and to perform its obligations thereunder.

15.           The Agents shall have completed, and be satisfied with, its corporate and legal due-diligence of each Loan Party (including, but not limited to solvency), its examination of the Collateral, the Stores and distribution centers of the Loan Parties, and the capital structure of the Loan Parties.

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have Consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be Consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

B.            Conditions to all Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan/Conversion Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of LIBO Rate Loans) is subject to the following conditions precedent:

1.             The representations and warranties of each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects, and (iii) for purposes of this Section 4.02, the representations and warranties contained in subsections (i) and (ii) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

2.             No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

3.             The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

4.             The Administrative Agent shall have received an updated Borrowing Base Certificate reflecting the outstanding Credit Extensions after giving effect to such request (it being agreed that except for Borrowing Base Certificates furnished pursuant to Section 6.02(c), the values for eligible assets will not be required to be updated).

5.             No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extending of such credit shall have been issued and remain in force by any Governmental Authority against any Borrower, any Agent, any Lender or any of their Affiliate.

6.             The aggregate amount of all requested Loans and/or Letters of Credit shall not exceed Availability at such time.

7.             No event or circumstance which could reasonably be expected to result in a Material Adverse Effect shall have occurred.

8.             No Loan Party shall have entered into any transaction, or made any payment, of the type specified in Section 7.06(d) or (e), within ninety (90) days of the date of the proposed Credit Extension, provided, however, this condition shall not apply in connection with the issuance of any Letter of Credit, any L/C Borrowing, or any other Loan for which 100% of the proceeds shall be used to repay any outstanding fees, costs or expenses (including, without limitation, the Commitment Fees, and Letter of Credit Fees), owed to any Credit Party under, or in connection with, this Agreement or any other Loan Document.

Each Request for Credit Extension (other than a Committed Loan/Conversion Notice requesting only a conversion of Committed Loans to the other Type or a continuation of LIBO Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in this Section 4.02 have been satisfied on and as of the date of the applicable Credit Extension.  The conditions set forth in this Section 4.02 are for the sole benefit of the Credit Parties but until the Required Lenders otherwise direct the Administrative Agent to cease making Committed Loans, the Lenders will fund their Applicable Percentage of all Committed Loans and L/C Advances and participate in all Swing Line Loans and Letters of Credit whenever made or issued, which are requested by the Lead Borrower and which, notwithstanding the failure of the Loan Parties to comply with the provisions of this Article IV, are agreed to by the Administrative Agent, provided, however, the making of any such Loans or the issuance of any Letters of Credit shall not be deemed a modification or waiver by any Credit Party of the provisions of this Article IV on any future occasion or a waiver of any rights or the Credit Parties as a result of any such failure to comply.

V.
REPRESENTATIONS AND WARRANTIES

To induce the Credit Parties to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:

A.            Existence, Qualification and Power.  Each Loan Party and each Subsidiary thereof (a) is a corporation, limited liability company, partnership or limited partnership, duly incorporated, organized or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation, organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to (i) own or lease its assets and carry on its business as currently conducted, and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.  Schedule 5.01 annexed hereto sets forth, as of the First Amendment Closing Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization and the name under which each Loan Party currently conducts its business (if different), its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, its federal employer identification number, and the address of its chief executive office and principal place of business.

B.            Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party, has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Contract or any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) any governmental licenses, permits, authorizations, consents and approvals; (c) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Security Documents); or (d) violate any Law.

C.            Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the Liens created under the Security Documents

(including the first priority nature thereof), or as otherwise expressly contemplated hereby in respect of the protection and enforcement of such Liens or, (b) such as have been obtained or made and are in full force and effect or (c) filings with the SEC in connection with the entry into a material agreement.

D.            Binding Effect.  This Agreement has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

E.             Financial Statements; No Material Adverse Effect.

(i)            The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all Material Indebtedness and other liabilities, direct or contingent, of the Parent and its Subsidiaries on a Consolidated basis as of the date thereof, including liabilities for taxes, material commitments and Indebtedness, in each case, in accordance with GAAP consistently applied through the covered period.

(ii)           The (y) unaudited Consolidated balance sheet of the Parent and its Subsidiaries dated April 28, 2012, and the related Consolidated and consolidating statements of comprehensive income or operations, and cash flows for the Fiscal Quarter ended on that date and (z) the unaudited Consolidated balance sheet of the Parent and its Subsidiaries, and the related Consolidated and consolidating statements of income or operations, Shareholders’ Equity and cash flows for the Fiscal Month ended on May 31, 2012, in each case, (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Parent and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), with respect to the financial statements and deliverables referred to in clause (y), to the absence of footnotes and to normal year-end audit adjustments and, with respect to the financial statements and deliverables referred to in clause (z), to the absence of footnotes and quarter-end adjustments. As of the Closing Date, the financial statements and deliverables referred to in clause (y) (including the footnotes) sets forth all Material Indebtedness and other liabilities, direct or contingent, of the Loan Parties and their Subsidiaries on a Consolidated basis as of the date of such financial statements, including liabilities for taxes, material commitments and Material Indebtedness, in each case, in accordance with GAAP consistently applied through the covered period

(iii)          Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(iv)          To the best knowledge of the Lead Borrower, no Internal Control Event exists or has occurred since the date of the Audited Financial Statements that has resulted in or could reasonably be expected to result in a misstatement in any material respect, in any financial information delivered or to be delivered to the Administrative Agent or the Lenders, of (i) covenant compliance calculations provided hereunder or (ii) the assets, liabilities, financial condition or results of operations of the Parent and its Subsidiaries on a Consolidated basis.

(v)           The Consolidated forecasted balance sheet and statements of income and cash flows of the Parent and its Subsidiaries delivered pursuant to Section 6.01(e) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Loan Parties’ best estimate of future financial performance.

F.             Litigation.  There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of its properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as specifically disclosed on Schedule 5.06, either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, and there has been no adverse change in the status, or financial effect on any Loan Party or Subsidiary thereof, of the matters described on Schedule 5.06.

G.            No Default.  No Loan Party or any Subsidiary is in default under or with respect to any Material Indebtedness which could reasonably be expected to have a Material Adverse Effect.  No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

H.            Ownership of Property; Liens(a).

(a)           Each of the Loan Parties thereof has good record and marketable title in fee simple to or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, including, without limitation, the Real Estate, in each case free and clear of all Liens, other than Permitted Encumbrances.  Each of the Loan Parties has good and marketable title to, valid leasehold interests in, or valid licenses to use all personal property (including Intellectual Property) and assets material to the ordinary conduct of its business as currently conducted, free and clear of all Liens, other than Permitted Encumbrances.

(i)            Schedule 5.08(b)(1) sets forth the address (including street address, county and state) of all Owned Real Estate, together with a list of the holders of any mortgage or other Lien thereon as of the First Amendment Closing Date.  Each Loan Party has good, marketable and insurable fee simple title to such Loan Party’s or such Subsidiary’s Owned Real Estate, free and clear of all Liens, other than Permitted Encumbrances.  Schedule 5.08(b)(2) sets forth the address (including street address, county and state) of all Leases of the Loan Parties, together with the name of the lessor as of the First Amendment Closing Date.  Promptly, upon request by the Administrative Agent, the Loan Parties shall provide contact information for the lessor with respect to each such Lease noted on Schedule 5.08(b)(2).  Each of such Leases is in full force and effect as of the First Amendment Closing Date and the Loan Parties are in compliance with the terms thereof to the extent required by Section 6.18.

(ii)           The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Permitted Encumbrances.

(iii)          Schedule 7.02 sets forth a complete and accurate list of all Investments other than Equity Interests disclosed pursuant to Schedule 5.13 held by any Loan Party or any Subsidiary of a Loan Party on the First Amendment Closing Date, showing as of the First Amendment Closing Date the amount, obligor or issuer and maturity, if any, thereof.

(iv)          Schedule 7.03 sets forth a complete and accurate list of all Indebtedness of each Loan Party and any Subsidiary of each Loan Party as of the First Amendment Closing Date,

showing as of the First Amendment Closing Date the amount, obligor or issuer and maturity thereof.

I.              Environmental Compliance(a).  Except as specifically disclosed in Schedule 5.09, no Loan Party or any Subsidiary thereof (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, except, in each case, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)         Except as otherwise set forth in Schedule 5.09:

(i)            none of the properties currently or formerly owned or operated by any Loan Party or any Subsidiary thereof is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list;

(ii)           except as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, to the knowledge of the Loan Parties, there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any Real Estate currently owned or operated by any Loan Party or any Subsidiary thereof or, to the knowledge of the Loan Parties, on any Real Estate formerly owned or operated by any Loan Party or Subsidiary thereof;

(iii)          except as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or Subsidiary thereof; and

(iv)          except as individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect, Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof.

(c)         Except as otherwise set forth in Schedule 5.09, no Loan Party or any Subsidiary thereof is undertaking, and no Loan Party or any Subsidiary thereof has completed, either individually or together with other potentially responsible parties, any investigation, assessment, monitoring, remedial or other response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any Real Estate currently or formerly owned or operated by any Loan Party or any Subsidiary thereof have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any Subsidiary thereof.

(d)         No Lien in favor of any Governmental Authority securing, in whole or in part, any Environmental Liability has attached to any property owned or operated by any Loan Party or any Subsidiary thereof and to the knowledge of the Loan Parties, no facts, circumstances or conditions exist that could reasonably be expected to result in any such Lien, or any Environmental Liability that could reasonably be expected to have a Material Adverse Effect.

(e)         The Loan Parties have provided copies of all environmental audits, reports and other documents bearing on any potential material Environmental Liability relating to the current or former operations or facilities of the Loan Parties or any of their Subsidiaries which are in their possession or control as of the First Amendment Closing Date.

J.             Insurance.  The properties of the Loan Parties and their Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties, in such amounts, with such deductibles and covering such risks (including, without limitation, workmen’s compensation, public liability, business interruption and property damage insurance) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties or the applicable Subsidiary operates.  Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the First Amendment Closing Date. As of the First Amendment Closing Date, each insurance policy listed on Schedule 5.10 is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

K.            Taxes.  The Loan Parties have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Taxes no Lien has been filed and which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation.  There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect.  No Loan Party or any Subsidiary thereof is a party to any tax sharing agreement.

L.             ERISA Compliance.

(i)            Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws.  Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification.  The Loan Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.  No Lien imposed under the Code or ERISA exists or would reasonably be expected to arise on account of any Plan.

(ii)           There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(iii)          (i)    No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

M.           Subsidiaries; Equity Interests.  As of the First Amendment Closing Date, the Loan Parties have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, which Schedule sets forth the legal name, jurisdiction of incorporation or formation and authorized Equity Interests of each such Subsidiary, listed by class, and setting forth the number and percentage of the outstanding Equity Interests of each such class owned directly or indirectly by the applicable Loan Party.  All of the outstanding Equity Interests in the Loan Parties and such Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by a Loan Party (or a Subsidiary of a Loan Party) in the amounts specified on Part (a) of Schedule 5.13, free and clear of all Liens except for those created under the Security Documents and those in favor of the Term Agent pursuant to the Term Loan Documents.  Except as specifically disclosed in Schedule 5.13, no Loan Party or any of its respective Subsidiaries is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of any Loan Party’s Subsidiaries’ Equity Interests or any security convertible into or exchangeable for any such Equity Interests.  As of the First Amendment Closing Date, the Loan Parties have no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.13.  Part (c) of Schedule 5.13 is a complete and accurate description of the authorized Equity Interests of each Loan Party as of the First Amendment Closing Date, by class, and a description of the number of shares of each such class that are issued and outstanding.  All of the outstanding Equity Interests in the Loan Parties have been validly issued, and are fully paid and non-assessable and, other than with respect to the Parent, are owned in the amounts specified on Part (c) of Schedule 5.13, free and clear of all Liens except for those created under the Security Documents.  Except as set forth in Schedule 5.13, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s Equity Interests, including any right of conversion or exchange under any outstanding security or other instrument.  The copies of the Organization Documents of each Loan Party and each amendment thereto provided pursuant to Section 4.01 are true and correct copies of each such document, each of which is valid and in full force and effect.

N.            Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

(i)            No Loan Party is engaged or will be engaged, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  None of the proceeds of the Credit Extensions shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any margin stock or for any other purpose that might cause any of the Credit Extensions to be considered a “purpose credit” within the meaning of Regulations T, U, or X issued by the FRB.

(ii)           None of the Loan Parties, any Person Controlling any Loan Party, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.  None of the Loan Parties, any Person Controlling any Loan Party, or any Subsidiary is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company”, as each term is defined and used in the Public Utility Holding Company Act of 2005.

O.            Disclosure.  Each Loan Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading as of the time when made or delivered; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

P.             Compliance with Laws.  Each of the Loan Parties and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Q.            Intellectual Property; Licenses, Etc.  Each Loan Party owns, or holds licenses in, all Intellectual Property, trade names, patent rights and other authorizations that are necessary to the conduct of its business as currently conducted and as proposed to be conducted, and attached hereto as Schedule 5.17 is a true, correct, and complete listing as of the Closing Date of all patents, patent applications, trademark registrations, trademark applications, material copyright applications and material copyright registrations as to which a Loan Party is the owner or is an exclusive licensee. There is no action, proceeding, claim or complaint pending or, threatened in writing to be brought against any Loan Party which might jeopardize any of such Person’s interest in any of the foregoing licenses or Intellectual Property used in the operation of the business of any Loan Party or any of its Subsidiaries as currently conducted and as proposed to be conducted, except those which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party or any Subsidiary infringes, misappropriates, deletes or otherwise relates upon any Intellectual Property or other rights held by any other Person.

R.            Labor Matters.

There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Subsidiary thereof pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties comply in all material respects with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters. No Loan Party or any of its Subsidiaries has incurred any material liability or obligation under the Worker Adjustment and Retraining Act or similar state Law.  All payments due from any Loan Party and its Subsidiaries, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party, except as could not reasonably be expected to have a Material Adverse Effect.  Except as set forth on Schedule 5.18, as of the First Amendment Closing Date, no Loan Party or any Subsidiary is a party to or bound by any collective bargaining agreement, management agreement, employment agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement. As of the First Amendment Closing Date, there are no representation proceedings pending or, to any Loan Party’s knowledge, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or any Subsidiary has made a pending demand for recognition in any case, and at all times after the First Amendment Closing Date, there are no representation proceedings pending or, to any Loan Party’s knowledge, threatened to be filed with the National Labor Relations Board, and no labor organization or group of employees of any Loan Party or any Subsidiary has made a pending demand for recognition in any case which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party or any of its Subsidiaries. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party or any of its Subsidiaries is bound.  Each Loan Party and its Subsidiaries are in material compliance with all requirements pursuant to employment standards, labor relations, health and safety, workers compensation and human rights laws, immigration laws and other applicable employment legislation, except as could not reasonably be expected to have a Material Adverse Effect.  To the knowledge of the Loan Parties, no officer or director of any Loan Party who is party to an employment agreement with such Loan Party is in violation of any term of any employment contract or proprietary information agreement with such Loan Party, which could reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Loan Parties, the execution of the employment agreements and the continued employment by the Loan Parties of the such persons, will not result in any such violation, which could reasonably be expected to have a Material Adverse Effect.

S.             Security Documents.

1.             The Pledge Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Pledge Agreement), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and the Pledged Securities (as defined in the Pledge Agreement) have been delivered to the Collateral Agent (together with stock powers or other appropriate instruments of transfer executed in blank form).  The Collateral Agent has a fully perfected first priority Lien on, and security interest in, to and under all right, title and interest of each pledgor thereunder in such Collateral, and such security interest is in each case prior and superior in right and interest to any other Person, subject only to Permitted Encumbrances.

2.             The Security Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable security interest in the Collateral (as defined in the Security Agreement), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  Upon the filing of the financing statements approved by the Lead Borrower and/or the obtaining of “control” of such deposit accounts in respect of which Blocked Account Agreements are required hereunder the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the UCC), in each case, to the extent required by the Security Agreement or (in the case of such deposit accounts) by obtaining control, under the UCC (in effect on the date this representation is made) in each case, subject to the Intercreditor Agreement, prior and superior in right to any other Person, subject only to Permitted Encumbrances.

3.             When the Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office and when financing statements, releases and other filings referenced in Section 5.19(c) are filed, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the applicable Loan Parties in the Intellectual Property (as defined in the Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, subject only to Permitted Encumbrances (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a Lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

4.             The Mortgages create in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, continuing and enforceable Lien in the Mortgaged Property (as defined in the Mortgages), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  Upon the filing of the Mortgages with the appropriate Governmental Authorities, the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Mortgaged Property that may be perfected by such filing (including without limitation the proceeds of such Mortgaged Property), in each case prior and superior in right to any other Person.

5.             Notwithstanding anything to the contrary in this Section 5.19, in the case of any Loan Parties not organized in a jurisdiction of the United States, no representation is made in this Section 5.19 as to any security interest creation or perfection actions that may be required under the laws of jurisdictions outside of the United States.

T.            Solvency.

After giving effect to the transactions contemplated by this Agreement and the Term Loan Documents, and before and after giving effect to each Credit Extension, the Loan Parties, on a Consolidated basis, are Solvent. No transfer of property has been or will be made by any Loan Party and no obligation has been or will be incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.

U.            Deposit Accounts; Credit Card Arrangements.

(i)            Annexed hereto as Schedule 5.21(a) is a list of all DDAs maintained by the Loan Parties as of the First Amendment Closing Date, which Schedule includes, with respect to each DDA (i) the name and address of the depository; (ii) the account number(s) maintained with such depository; (iii) a contact person at such depository, and (iv) the identification of each Blocked Account Bank.

(ii)           Annexed hereto as Schedule 5.21(b) is a list describing all arrangements as of the First Amendment Closing Date to which any Loan Party is a party with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges and debit card charges for sales made by such Loan Party.

V.            Brokers.  No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.  Each Loan Party hereby jointly and severally indemnifies each Credit Party against, and agrees that such Person will hold each such Credit Party harmless from, any claim, demand or liability, including reasonable attorneys’ fees, for any broker’s, finder’s or placement fee or commission incurred by such indemnifying party or the Lead Borrower or its Affiliates or a representative of such Person.

W.           Customer and Trade Relations.  There exists no actual termination or cancellation of, or any material adverse modification or change in, the business relationship of any Loan Party with any supplier material to its operations, unless the Administrative Agent has received evidence, in form and substance reasonably satisfactory to it, that the applicable Loan Party has replaced (or is replacing) any such supplier, and the terms governing such business relationship are either (i) not be less favorable to such Loan Party, in any material respect than those which governed the business relationship with the replaced supplier prior to its threatened termination or cancellation, or modification or change, as the case may be, or (ii) reasonably acceptable to the Administrative Agent.

X.            Material Contracts.  Schedule 5.24 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the First Amendment Closing Date.  The Loan Parties have delivered true, correct and complete copies of such Material Contracts to the Administrative Agent on or before the First Amendment Closing Date.  The Loan Parties are in compliance with the obligations specified in Section 6.19 in respect of their Material Contacts.  The Loan Parties have not received any notice of the intention of any Person to terminate any Material Contract, which could reasonably be expected to result in the termination of a Material Contract.

Y.            Casualty.  Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Z.            Anti-Terrorism Laws.

(i)            General.  To the knowledge of the Loan Parties, after reasonable inquiry, none of the Loan Parties nor any direct or indirect investor in any Loan Party (other than the Lenders or any direct or indirect investors in the Lenders), is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(ii)           Executive Order No. 13224.  To the knowledge of the Loan Parties, after reasonable inquiry, none of the Loan Parties nor any direct or indirect investor in any Loan Party (other than the Lenders or any direct or indirect investors in the Lenders), or their respective agents acting or benefiting in any capacity in connection with the transactions hereunder, is any of the following (each a “Blocked Person”):

(i)            a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(ii)           a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(iii)          a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)          a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224;

(v)           a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list; or

(vi)          a Person or entity who is affiliated or associated with a person or entity listed above.

(iii)          To the best knowledge of the Loan Parties, after reasonable inquiry, none of the Loan Parties nor, to the knowledge of the Loan Parties, any of its or their agents acting in any capacity in connection with the transactions hereunder (A) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (B) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

VI.
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations for which no claim has been asserted), or any Letter of Credit shall remain outstanding, the Loan Parties shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Subsidiary to:

A.            Financial Statements.  Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

1.             as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year of the Parent (commencing with the Fiscal Year ended January 2009), a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Year, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements to be audited and accompanied by (i) a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and (ii) an opinion of such Registered Public Accounting Firm independently assessing the Loan Parties’ internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 5, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls, except for such material weaknesses as to which the Required Lenders do not object;

2.             as soon as available, but in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Parent (commencing with the fiscal quarter ended May 1, 2009), a

Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Quarter, and the related Consolidated statements of income or operations, and cash flows for such Fiscal Quarter and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section VI.A.5 hereof, (B) the corresponding Fiscal Quarter of the previous Fiscal Year and (C) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such Consolidated statements to be certified by a Responsible Officer of the Lead Borrower as fairly presenting in all material respects the financial condition, results of operations, and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

3.             as soon as available, but in any event within 30 days after the end of each of the Fiscal Months of each fiscal year of the Parent (i) a statement as to the book value of the Inventory held by the Loan Parties as of the end of such Fiscal Month for purposes of Section 7.16 hereof, and (ii) a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Month, and the related Consolidated statements of income or operations, for such Fiscal Month, and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section VI.A.5 hereof, (B) the corresponding Fiscal Month of the previous Fiscal Year and (C) the corresponding portion of the previous fiscal year, all in reasonable detail, such Consolidated statements to be certified by a Responsible Officer of the Lead Borrower as having been prepared in good faith and consistent with prior practices as fairly presenting in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal quarter-end adjustments and the absence of footnotes;

4.             the financial and collateral reports described on Schedule 6.02 hereto, at the times set forth in such Schedule;

5.             (A) as soon as available, but in any event no later January 31st of each year, commencing January 31, 2011, a forecast (including projected Store closings and new Store openings) prepared by management of the Lead Borrower, for the then current Fiscal Year, of (i) Consolidated balance sheets and statements of income or operations and cash flows of the Parent and its Subsidiaries on a monthly basis (provided, that, with respect to the projected Capital Expenditures set forth therein, such forecast shall be reasonably satisfactory to the Administrative Agent, and in all other respects shall be in form substantially similar to the forecast provided in connection with this Agreement prior to the Closing Date), and (ii) Consolidated working capital details (including, but not limited to, cash balance, Inventory balance by month, accounts payable balance, Loan balances and Letter of Credit forecasts), and summary income statements of the Parent and its Subsidiaries on a monthly basis (in form substantially similar to the forecast provided in connection with this Agreement prior to the Closing Date), and (B) a copy of any and all significant revisions made to such forecast with respect to such Fiscal Year, promptly upon request from the Administrative Agent.

B.            Certificates; Other Information.  Deliver to the Administrative Agent, in form and detail reasonably satisfactory to the Administrative Agent:

1.             [intentionally omitted];

2.             concurrently with the delivery of the financial statements referred to in Sections 6.01(a), 2 and 3(ii), (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Lead Borrower, which shall include (A) a certification as to the amount, if any, of rent under any Leases, and any obligations and liabilities with respect to Taxes, that have not been timely paid, (B) a certification as to the receipt of notice, if any, as to any material obligations or liabilities with respect to utilities that have not been timely paid, (C) a certification as to the receipt of notice, if any, as to any obligations or liabilities with respect to insurance premiums that have not been timely paid, (D) a certification as to the acquisition, if any, of any patents, patent applications, trademark registrations, trademark applications, material copyright registrations and material copyright applications or other material Intellectual Property acquired since the date of the last similar certification, and (E) a report of any new Store openings or closings of any Store since the date of the last similar certification and (ii) in the case of any quarterly or annual financial statements, a copy of management’s discussion and analysis with respect to such financial statements.  In the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Lead Borrower shall also provide a statement of reconciliation conforming such financial statements to GAAP;

3.             on the tenth (10th) Business Day of each Fiscal Month, a Borrowing Base Certificate (together with supporting source documents) showing the Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month, each Borrowing Base Certificate to be certified as complete and correct by a Responsible Officer of the Lead Borrower; provided that upon the occurrence and continuation of a Cash Dominion Event, such Borrowing Base Certificate (together with supporting source documents) shall be delivered on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day), as of the close of business on the immediately preceding Saturday (a “Weekly Borrowing Base Delivery Event”); and provided further that that at any time that a Weekly Borrowing Base Delivery Event has occurred and is continuing, Borrower shall, not later than Friday of each week (or, if Friday is not a Business Day, on the next succeeding Business Day)  deliver (x) a cash flow forecast for the following 13 weeks, and (y) with respect to the 12 weeks of such forecast that were included in the most recently delivered 13 week forecast, a comparison of such prior forecast for such weeks with the updated forecast for such weeks, together with management’s discussion of any material variances reflected in such comparison.

4.             upon the request of the Administrative Agent or its auditors, appraisers, accountants, consultants or other representatives, copies of each Loan Party’s federal income tax returns, and any amendments thereto;

5.             promptly following the submission to the board of directors (but in no event later than five (5) Business Days thereafter), copies of any audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by its Registered Public Accounting Firm in connection with the accounts or books of the Loan Parties or any Subsidiary, or any audit of any of them, including, without limitation, specifying any Internal Control Event (as it relates only to financial reporting);

6.             promptly after the same are available, and in no event later than ten (10) Business Days after they are sent, made available, or publicly filed, notice of (and, at the request of the Administrative Agent, copies of) annual report, proxy or financial statement or other documents, report or communication sent to the stockholders of the Loan Parties, and copies of all annual, regular, periodic and special reports and registration statements which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

7.             [intentionally omitted];

8.             promptly and in no event later than five (5) Business Days after they are sent, notice of (and copies of)  any notice of default or other material notice, statement, report or other communication (other than periodic information and reports in the ordinary course) furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of any indenture, loan or credit or similar agreement, in each case not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

9.             as soon as available, but in any event within thirty (30) days after the end of each Fiscal Year of any Loan Party (or upon the request of the Administrative Agent or its auditors, appraisers, accountants, consultants or other representatives), (i) a certificate executed by an authorized officer of the Lead Borrower certifying the existence and adequacy of the property and casualty insurance program carried by the Loan Parties and their Subsidiaries, and (ii) a written summary of said program identifying the name of each insurer, the number of each policy and expiration date of each policy, the amounts and types of each coverage, and a list of exclusions and deductibles for each policy, and containing such additional information as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably specify;

10.           promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from any Governmental Authority (including, without limitation, the SEC (or comparable agency in any applicable non-U.S. jurisdiction)) concerning any proceeding with, or investigation or possible investigation or other inquiry (other than routine and periodic inquiries received in the ordinary course) by such Governmental Authority regarding financial or other operational results of any Loan Party or any Subsidiary thereof or any other matter which, in either case, could reasonably be expected to have a Material Adverse Effect;

11.           promptly, and in any event within three (3) Business Days after receipt thereof, copies of all written materials received by any Loan Party or any Subsidiary thereof pursuant to the Coldwater Creek Side Letter (as defined in the Term Loan Agreement); and

12.           promptly, such additional information regarding the business affairs, financial condition or operations of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request, including, without limitation, the income level for each individual Store.

Financial statements and other documents required to be delivered pursuant to Sections 6.01 and Section 6.02 shall be delivered in accordance with Section X.B.1.  The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Loan Parties hereby acknowledge that the Administrative Agent will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”).  The Loan Parties and their Subsidiaries hereby agree that, if requested by the Administrative Agent, they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section X.G); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

C.            Notices.  Promptly notify the Administrative Agent:

1.             any officer of a Loan Party or any of its Subsidiaries becomes aware of the occurrence of any Default or Event of Default;

2.             any officer of a Loan Party or any of its Subsidiaries becomes aware of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect;

3.             any officer of a Loan Party or any of its Subsidiaries becomes aware of any breach or non-performance of, any default under, or termination of, a Material Contract or with respect to Material Indebtedness of any Loan Party or any Subsidiary thereof; (including, but not limited to, notice of any “Default” or “Event of Default” under (and as defined in) the Term Loan Documents);

4.             any officer of a Loan Party or any of its Subsidiaries becomes aware of any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority;

5.             any officer of a Loan Party or any of its Subsidiaries becomes aware of the commencement of, or any material development in, any litigation or any administrative or arbitration proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;

6.             any officer of a Loan Party or any of its Subsidiaries becomes aware of any undischarged or unpaid judgments or decrees;

7.             of the occurrence of any ERISA Event;

8.             of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

9.             of any change in any Loan Party’s chief executive officer, chief financial officer or chairman of the board of directors;

10.           of the discharge by any Loan Party of its present Registered Public Accounting Firm or any withdrawal or resignation by such Registered Public Accounting Firm;

11.           of any collective bargaining agreement or other labor contract to which a Loan Party becomes a party, or the application for the certification of a collective bargaining agent, or any strike, lockout, slowdown or other material labor dispute against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened;

12.           any officer of a Loan Party or any of its Subsidiaries becomes aware of the filing of any Lien for unpaid Taxes against any Loan Party;

13.           any officer of a Loan Party or any of its Subsidiaries becomes aware of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding or if any material portion of the Collateral is damaged or destroyed;

14.           (i) notice of any amendment, supplement, modification, waiver or consent to the Term Loan Documents, (ii) notice of any Mandatory Term Loan Prepayment and (iii) any notice or writing with similar effect that relates to non-compliance or potential non-compliance of any obligation thereunder, in each case, received from or delivered to any party to the Term Loan Documents and copies thereof;

15.           of any failure by any Loan Party to pay rent (other than rent which is withheld in connection with a good faith dispute arising in the ordinary course or business and for which appropriate reserves in conformity with GAAP have been established on the books of the applicable Loan Party) at any one or more of such Loan Party’s locations, if such failure continues for more than ten (10) days following the day on which such rent first came due;

16.           of the occurrence of any Cash Dominion Event; and

17.           of any Subsidiary that was an Immaterial Subsidiary ceasing to be an Immaterial Subsidiary.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Lead Borrower setting forth details of the occurrence referred to therein and stating what action the Lead Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section VI.C.1 shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

D.            Payment of Obligations.  Pay and discharge in full as the same shall become due and payable (subject to any applicable grace period, and ordinary and customary trade terms), all its obligations and liabilities, including (a) all Federal, state and other material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, and (b) all lawful claims (including, without limitation, claims for labor, materials, supplies and claims of landlords, warehousemen, customs brokers, and carriers) which, if unpaid, would by law become a Lien upon its property, except, in each case, where (i) the validity or amount thereof (other than payroll taxes or taxes that are the subject of a United States federal tax lien) is being contested in good faith by appropriate proceedings diligently conducted, (ii) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, (iv) no Lien has been filed with respect thereto (other than any Lien being contested in good faith with respect to labor, materials or supplies associated with any Real Estate of the Loan Parties ), and (v) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.  The Lead Borrower will, upon request, furnish the Collateral Agent with proof satisfactory to the Collateral Agent indicating that the Loan Parties and their Subsidiaries have made the payments described in clause (a) above.  Each Loan Party shall, and shall cause each of its Subsidiaries to, pay in full as the same shall become due and payable (subject to any applicable grace period, and ordinary and customary trade terms) all undisputed material accounts payable incident to the operations of such Person not referred to in this Section 6.04, above.  Nothing contained herein shall be deemed to limit the rights of the Agents with respect to determining Reserves pursuant to this Agreement.

E.             Preservation of Existence, Etc..

(i)            Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section VII.D or VII.E; (b) maintain its good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section VII.D or VII.E; and (c) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

F.             Maintenance of Properties.

(i)            Keep its properties, including, without limitation, the Real Estate, in such repair, working order and condition and substantially in the condition as of the First Amendment Closing Date (ordinary wear and tear and casualty events excepted), and shall from time to time make such repairs, replacements, additions and improvements thereto, as are reasonably necessary for the efficient operation of its business and shall comply at all times in all material respects with all material franchises, licenses and leases to which it is party so as to prevent any loss or forfeiture thereof or thereunder, except where (i) compliance is at the time being contested in good faith by appropriate proceedings and (ii) failure to comply with the provisions being contested has not resulted, and which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(ii)           Take all reasonable actions to possess and maintain all Intellectual Property material to the conduct of their respective businesses (including paying all fees thereon when due) and own all right, title and interest in and to, or have a valid license for, all such Intellectual Property.  No Loan Party nor any of its Subsidiaries shall take any action, or fail to take any action, that could reasonably be expected to (i) result in the invalidity, abandonment, misuse, lapse, or unenforceability of Intellectual Property which is material to the conduct of the business of the Loan Parties, taken as a whole, or (ii) knowingly infringe, misappropriate, dilute or otherwise violate any Intellectual Property or other rights of other Persons.

(iii)          Do all things reasonably necessary in order to comply with all Environmental Laws at any Real Property or otherwise in connection with their operations except where the noncompliance with which could not reasonably be expected to cause a Material Adverse Effect, and obtain all permits and other governmental authorizations for their operations under applicable Environmental Laws other than such permits and other authorizations the failure of which to obtain could not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Effect.

G.            Maintenance of Insurance.

(i)            Maintain with financially sound and reputable insurance companies reasonably acceptable to the Administrative Agent and not Affiliates of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable Law, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and as are reasonably acceptable to the Administrative Agent.

(ii)           Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders’ loss payable clause (regarding personal property), in form and substance satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Loan Parties, Credit Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent, and (ii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties. Each such policy referred to in this Section 6.07(b) shall also provide that it shall not be canceled or not renewed (i) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Collateral Agent. The Lead Borrower shall deliver to the Collateral Agent, prior to the cancellation, or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent, including an insurance binder) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

(iii)          None of the Credit Parties, or their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section VI.G.  Each Loan Party shall look solely to its insurance companies or any other parties other than the Credit Parties for the recovery of such loss or damage and such insurance companies shall have no rights of subrogation against any Credit Party or its agents or employees.  If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Loan Parties hereby agree, to the extent permitted by law, to waive their right of recovery, if any, against the Credit Parties and their agents and employees.  The designation of any form, type or amount of insurance coverage by the any Credit Party under this Section VI.G shall in no event be deemed a representation, warranty or advice by such Credit Party that such insurance is adequate for the purposes of the business of the Loan Parties or the protection of their properties.

(iv)          Maintain for themselves and their Subsidiaries, a Directors and Officers insurance policy, and a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, and computer fraud coverage with responsible companies in such amounts as are customarily carried by business entities engaged in similar businesses similarly situated, and will upon request by the Administrative Agent furnish the Administrative Agent certificates evidencing renewal of each such policy.

(v)           Permit any representatives that are designated by the Collateral Agent to inspect the insurance policies maintained by or on behalf of the Loan Parties and to inspect books and records related thereto and any properties covered thereby.  The Loan Parties shall pay the reasonable fees and expenses of any representatives retained by the Collateral Agent to conduct any such inspection.

(vi)          If at any time the area in which any Real Estate is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as is reasonable and customary for companies engaged in businesses similar to that of the Borrowers, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time.

H.            Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, such contest effectively suspends enforcement of the contested Laws, and adequate reserves have been set aside and maintained by the Loan Parties in connection therewith and in accordance with GAAP, and (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

I.              Books and Records; Accountants.(a) (i) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Loan Parties or such Subsidiary, as the case may be; and (ii) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Loan Parties or such Subsidiary, as the case may be.

(b)           At all times retain a Registered Public Accounting Firm which is reasonably satisfactory to the Administrative Agent and shall instruct such Registered Public Accounting Firm to cooperate with, and be available to, the Administrative Agent or its representatives to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such Registered Public Accounting Firm, as may be raised by the Administrative Agent.  The Lead Borrower hereby irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to the Administrative Agent, at the Borrowers’ expense, copies of the Borrowers’ financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to the Administrative Agent any information they may have regarding the Collateral or the financial condition of the Borrowers.  The Required Lenders hereby approve Deloitte & Touche as a satisfactory Registered Public Accounting Firm.

J.             Inspection Rights.1. (a) Permit representatives and independent contractors of either any Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and Registered Public Accounting Firm, all at the expense of the Loan Parties (such expenses to be reasonable) and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Lead Borrower; provided, however, that (i) so long as no Event of Default shall have occurred and be continuing, the Loan Parties shall not be obligated for expenses in connection with more than two (2) visits per Fiscal Year and (ii) when an Event of Default has occurred and is continuing, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and without advance notice.  At any time that a Default exists or during the continuance of any Cash Dominion Event, permit the Agents or their professionals (including investment bankers, consultants, accountants, and lawyers) retained by them to conduct evaluations of the Loan Parties’ business plan, forecasts and cash flows.

2.             Upon the request of the Administrative Agent after reasonable prior notice, permit the Administrative Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Lead Borrower’s practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves.  Subject to the following sentences, the Loan Parties shall pay the fees and expenses of the Administrative Agent or such professionals with respect to such evaluations and appraisals.  Without limiting the foregoing, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to one (1) inventory appraisal and one (1) commercial finance examination each Fiscal Year at the Loan Parties’ expense.  Notwithstanding anything to the contrary contained herein, the Administrative Agent may cause additional inventory appraisals and commercial finance examinations to be undertaken (x) as it in its discretion deems necessary or appropriate, at its own expense, or (y) at the expense of the Loan Parties, (A)  at any time required by applicable Law, (B) up to two (2) inventory appraisals and two (2) commercial finance examinations each Fiscal Year, in any Fiscal Year when Excess Availability is at any time during such Fiscal Year greater than or equal an amount equal to 20% of the then applicable Borrowing Base and less than an amount equal to 50% of the then applicable Borrowing Base, and (C) up to three (3) inventory appraisals and three (3) commercial finance examinations each Fiscal Year, in any Fiscal Year when Excess Availability is at any time during such Fiscal Year less than an amount equal to 20% of the then applicable Borrowing Base, or an Event of Default shall have occurred.

3.             [Intentionally Omitted].

4.             Permit the Administrative Agent, from time to time, to engage a geohydrologist, an independent engineer or other qualified consultant or expert, reasonably acceptable to the Administrative Agent, at the expense of the Loan Parties, to undertake Phase I environmental site assessments during the term of this Agreement of the Material Owned Real Estate, provided that such assessments may only be undertaken (i) during the continuance of an Event of Default, (ii) if a Loan Party receives any notice or obtains knowledge of (A) any potential or known release of any Hazardous Materials at or from any Material Owned Real Estate, notification of which must be given to any Governmental Authority under any Environmental Law, or notification of which has, in fact, been given to any Governmental Authority, or (B) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting any Loan Party or any Material Owned Real Estate from any Person (including, without limitation, the Environmental Protection Agency). Environmental assessments may include detailed visual inspections of the Material Owned Real Estate, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are reasonably necessary for a determination of the compliance of the Material Owned Real Estate and the use and operation thereof with all applicable Environmental Laws. The Borrowers will, and will cause each of their Subsidiaries to, cooperate in all respects with the Administrative Agent and such third parties to enable such assessment and evaluation to be timely completed in a manner reasonably satisfactory to the Administrative Agent.

K.            Use of Proceeds.  Use the proceeds of the Credit Extensions (a) to finance transaction fees and expenses related hereto and the other Loan Documents, (b) to finance the working capital needs of the Loan Parties, including the purchase of Inventory, in each case in the ordinary course of business, (c) to finance Capital Expenditures of the Loan Parties, and (d) for general corporate purposes of the Loan Parties, in each case to the extent expressly permitted under applicable Law and the Loan Documents.

L.             Additional Loan Parties.  Notify the Administrative Agent at the time that any Person becomes a Subsidiary, and promptly thereafter (and in any event (y) within fifteen (15)

days for any Subsidiary other than an Immaterial Subsidiary and (z) with respect to any Immaterial Subsidiary, not later than the next date on which the financial statements referred to in Sections VI.A.1 and VI.A.2 are required to be delivered), cause any such Person (a) which is not a CFC, to (i) become a Loan Party by executing and delivering to the Administrative Agent a Joinder Agreement or such other document as the Administrative Agent shall reasonably request for such purpose, (ii) grant a Lien to the Collateral Agent on such Person’s assets to secure the Obligations, and (iii) deliver to the Administrative Agent documents of the types referred to in clauses c and d of Section IV.A.1 and, if requested by the Administrative Agent in connection with a Subsidiary other than an Immaterial Subsidiary, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in this clause 1), and (b) if any Equity Interests or Indebtedness of such Person are owned by or on behalf of any Loan Party, to pledge such Equity Interests and promissory notes evidencing such Indebtedness (except that, if such Subsidiary is a CFC, the Equity Interests of such Subsidiary to be pledged may be limited to 65% of the outstanding voting Equity Interests of such Subsidiary and 100% of the non-voting Equity Interests of such Subsidiary and such time period may be extended based on local law or practice), in each case in form, content and scope reasonably satisfactory to the Administrative Agent (it being understood that, if requested by the Administrative Agent, Lead Borrower shall promptly deliver customary favorable legal opinions in respect of any Subsidiary that was an Immaterial Subsidiary that ceases to be an Immaterial Subsidiary to the extent not previously delivered hereunder).  In no event shall compliance with this Section VI.L waive or be deemed a waiver or Consent to any transaction giving rise to the need to comply with this Section VI.L if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute, with respect to any Subsidiary, an approval of such Person as a Borrower or permit the inclusion of any acquired assets in the computation of the Borrowing Base.

M.           Cash Management.

(i)            Unless previously delivered in connection with the Existing Credit Agreement:

(A)          Promptly, upon the request of the Administrative Agent, deliver to the Administrative Agent copies of notifications (each, a “DDA Notification”) substantially in the form attached hereto as Exhibit H which have been executed on behalf of such Loan Party and delivered to each depository institution listed on Schedule 5.21(a);

(B)           On or prior to the Closing Date, deliver to the Administrative Agent copies of notifications (each, a “Credit Card Notification”), substantially in the form attached hereto as Exhibit G which have been executed on behalf of such Loan Party and delivered to such Loan Party’s credit card clearinghouses and processors listed on Schedule 5.21(b); and

(C)           On or prior to the Closing Date, enter into a Blocked Account Agreement satisfactory in form and substance to the Agents with each Blocked Account Bank (collectively, the “Blocked Accounts”).

(ii)           (i) Each Credit Card Notification and DDA Notification shall require the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to a Blocked Account of all payments due from credit card processors, and (ii) the Borrowers shall cause each depository institution listed on Schedule 5.21(a) to cause the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to a Blocked Account of all amounts on deposit in each DDA in excess of the minimum balance permitted in accordance with Section VI.M(c).

(iii)          Each Blocked Account Agreement shall require the ACH or wire transfer no less frequently than daily (and whether or not there are then any outstanding Obligations) to the concentration account maintained by the Collateral Agent at Wells Fargo Bank (the “Concentration Account”), of all cash receipts and collections, including, without limitation, the following:

(A)          all available cash receipts from the sale of Inventory and other assets (other than Term Loan Priority Collateral);

(B)           all proceeds of collections of Accounts;

(C)           all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any sale or other transaction or event, including, without limitation, any Prepayment Event (other than any proceeds of Term Loan Priority Collateral, which shall be directed to the Term Loan Priority Account subject to a Blocked Account Agreement satisfactory to the Agents);

(D)          the then contents of each DDA (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject DDA by the depository institution at which such DDA is maintained);

(E)           the then entire ledger balance of each Blocked Account (net of any minimum balance, not to exceed $2,500.00, as may be required to be kept in the subject Blocked Account by the Blocked Account Bank); and

(F)           the proceeds of all credit card charges.

(iv)          Upon receipt of any proceeds of Term Loan Priority Collateral, the Loan Parties shall deposit such proceeds in the Term Loan Priority Account to the extent required pursuant to the Term Loan Agreement.

(v)           The Concentration Account shall at all times be under the sole dominion and control of the Collateral Agent.  The Loan Parties hereby acknowledge and agree that (i) without limiting the provisions of Section II.E(v), the Loan Parties have no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times be collateral security for all of the Obligations and (iii) the funds on deposit in the Concentration Account shall be applied as provided in Section II.E(vi).  In the event that, notwithstanding the provisions of this Section VI.M, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Collateral Agent, shall not be commingled with any of such Loan Party’s other funds or deposited in any account of such Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Collateral Agent.

(vi)          Upon the request of the Administrative Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all amounts deposited in each Blocked Account to ensure the proper transfer of funds as set forth above.

N.            Information Regarding the Collateral.

(i)            Furnish to the Administrative Agent at least thirty (30) days prior written notice of any change in: (i) any Loan Party’s name as it appears in official filings in the state of incorporation or other organization; (ii) the location of any

Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or distribution center at which Collateral owned by it is located (including the establishment of any such new office or distribution center); (iii) any Loan Party’s type of entity or jurisdiction of incorporation or formation; or (iv) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral for its own benefit and the benefit of the other Credit Parties.

(ii)           From time to time as may be reasonably requested by any Agent, the Lead Borrower shall supplement each Schedule to this Agreement and the other Loan Documents, or any representation herein or in any other Loan Document, with respect to any matter arising after the Closing Date that, if existing or occurring on the Closing Date, would have been required to be set forth or described in such Schedule or as an exception to such representation or that is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Schedule, such Schedule shall be appropriately marked to show the changes made therein).  Notwithstanding the foregoing, no supplement or revision to any Schedule or representation shall be deemed the Credit Parties’ consent to the matters reflected in such updated Schedules or revised representations nor permit the Loan Parties to undertake any actions otherwise prohibited hereunder or fail to undertake any action required hereunder from the restrictions and requirements in existence prior to the delivery of such updated Schedules or such revision of a representation; nor shall any such supplement or revision to any Schedule or representation be deemed the Credit Parties’ waiver of any Default resulting from the matters disclosed therein.

O.            Physical Inventories.

(i)            Cause not less than one (1) physical inventory of all the Stores to be undertaken in each twelve (12) month period and cause periodic cycle counts to be taken at each distribution center, in each case at the expense of the Loan Parties and consistent with past practices and following such methodology as is consistent with the methodology used in the immediately preceding inventory or cycle count, as the case may be, provided, however, upon the occurrence and during the continuation of a Cash Dominion Event (i) at the request of the Collateral Agent, cause one (1)  physical inventory to be taken at each distribution center, at the expense of the Loan Parties, to be completed (with final results) within 30 days following the end of the Fiscal Month in which the Collateral Agent provided such request, or (ii) if the Collateral Agent does not request a physical inventory of each distribution center pursuant to the immediately preceding clause (i), cause a physical inventory of each distribution center, at the expense of the Loan Parties, to be performed concurrently with the next physical inventory taken of the Stores provided, further, however, if the Collateral Agent should have a good faith belief that the accuracy or completeness of the inventory or cycle count practices or methodology is unreliable, all such inventory and cycle count shall be subsequently conducted by such inventory takers and in accordance with such practices and methodology, as are reasonably satisfactory to the Collateral Agent, in each case at the expense of the Loan Parties. The Collateral Agent, at the expense of the Loan Parties, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party.  The Lead Borrower, within fifteen (15) Business Days following the completion of each such inventory, shall provide the Collateral Agent with a reconciliation of the results of such inventory (as well as of any other physical inventory or cycle counts undertaken by a Loan Party) and shall post such results to the Loan Parties’ stock ledgers and general ledgers, as applicable.

(ii)           The Collateral Agent, in its Permitted Discretion, if any Default or Event of Default shall have occurred and be continuing, may cause such additional inventories to be taken as the Collateral Agent determines (each, at the expense of the Loan Parties).

P.             Environmental Laws.

Except as could not reasonably be expected to have a Material Adverse Effect (a) conduct its operations and keep and maintain its Real Estate in compliance with all

Environmental Laws; (b) obtain and renew all environmental permits appropriate or necessary for its operations and properties; and (c) implement any and all investigation, assessment, monitoring, remediation, removal and other response actions that are (i) necessary to maintain the value and marketability of the Real Estate, or (ii)  necessary to otherwise comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, provided, however, that neither a Loan Party nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings diligently prosecuted and reserves acceptable to the Collateral Agent in its Permitted Discretion have been reserved and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP.  In the event any response actions are conducted at any Real Estate to address any release or threatened Release of Hazardous Materials, the Loan Party or any of its Subsidiaries shall not permit the recording of any activity and use limitation or similar instruments restricting or prohibiting the use of any Real Estate or limiting the exposure of occupants on the Real Estate to any Hazardous Substances at such Real Estate without the prior written consent of the Collateral Agent, which may be granted, conditioned, delayed, or withheld in its Permitted Discretion.  Notwithstanding the foregoing, no consent of the Collateral Agent shall be required to restrict any Real Estate from a future residential use that is not permissible under the zoning in effect at the time such restriction is proposed or from restricting the use of groundwater at any Real Estate where groundwater is not used at the time any such restriction is proposed for such restricted use.

Q.            Further Assurances.

(i)            Execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable Law, or which any Agent may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. The Loan Parties also agree to provide to the Agents, from time to time upon request, evidence satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(ii)           If any material personal property assets are acquired by any Loan Party after the First Amendment Closing Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof), notify the Agents thereof, and the Loan Parties will cause such assets to be subjected to a Lien securing the Obligations and will take such actions as shall be necessary or shall be requested by any Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 6.17, all at the expense of the Loan Parties. In no event shall compliance with this Section 6.17(b) waive or be deemed a waiver or consent to any transaction giving rise to the need to comply with this Section 6.17(b) if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute consent to the inclusion of any acquired assets in the computation of the Borrowing Base.

(iii)          [Intentionally Omitted].

(iv)          [Intentionally Omitted].

(v)           (i) Upon the request of the Collateral Agent, made in its Permitted Discretion, the Loan Parties shall use commercially reasonable efforts to cause the landlord of any such leased property to deliver a Collateral Access Agreement to the Collateral Agent in such form as the Collateral Agent may reasonably require in respect of such leased property; and (ii) shall, simultaneously with the delivery to the Term Loan Agent, deliver to the Collateral Agent a Collateral Access Agreement for any location or Store for which a Collateral Access Agreement has been provided to the Term Loan Agent..

R.            Compliance with Terms of Leaseholds.

Except as otherwise expressly permitted hereunder (including, without limitation, in connection with Store closings permitted pursuant to clause (b) of the definition of Permitted Dispositions), make all payments and otherwise perform all obligations in respect of all Leases of real property to which any Loan Party is a party, keep such Leases in full force and effect and not allow such Leases to lapse or be terminated or any rights to renew such Leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such Leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.  In the event that the Borrowers become delinquent in their rent payments, the Administrative Agent may establish additional Reserves against the Borrowing Base for the amount of any landlord liens arising from such delinquency.

S.             Material Contracts.  Perform and observe all of the terms and provisions of each Material Contract (other than with respect to the Term Loan Documents (it being understood that the Term Loan Documents shall be subject to the provisions of Section 8.01(g))) to be performed or observed by any Loan Party or any of its Subsidiaries, take all such action required on the part of any Loan Party or any of its Subsidiaries to maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Administrative Agent and, upon request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Loan Party or any of its Subsidiaries is entitled to make under such Material Contract, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

T.    ERISA.

(i)            Comply in all material respects with the applicable provisions of ERISA or any other applicable federal, state, provincial, local or foreign law dealing with such matters, except where the failure to comply could reasonably be expected to result in a claim or liability against any Loan Party or its Affiliates of $1,000,000 or less.

(ii)           Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that neither any Loan Party nor any ERISA Affiliate or any other Subsidiary of the Loan Parties shall be required to pay any such liability if (i) the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and (ii) such Person shall have set aside on its books reserves, in the opinion of the independent certified public accountants of such Person, adequate with respect thereto.

(iii)          Deliver to the Collateral Agent, promptly, and in any event within 20 days, after (i) the occurrence of any Reportable Event in respect of a Pension Plan, a copy of the materials that are filed with the PBGC, (ii) any Loan Party or any ERISA Affiliate or an administrator of any Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice, (iii) the receipt of notice by any Loan Party or any ERISA Affiliate or an administrator of any Plan from the PBGC of the PBGC’s intention to terminate any Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the request by any Lender of copies of each annual report that is filed on Treasury Form 5500 with respect to any Plan, together with certified financial statements (if any) for the Plan and any actuarial statements to such Form 5500, (v) any Loan Party or any ERISA Affiliate knows or has reason to know of any event or condition which could reasonably be expected to constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Plan, an explanation of such event or condition, (vi) the receipt by any Loan Party or any ERISA Affiliate of an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (vii) any Loan Party or any ERISA Affiliate knows or has reason to know of any event or condition which would reasonably be expected to cause any one of them to incur a liability under Section 4062, 4063, 4064 or 4069 of ERISA or Section 430(k) or 4971 of the Code, an explanation of such event or condition, or (viii) any Loan Party or any ERISA Affiliate knows or has reason to know that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and (v) through (vii) together with a statement signed by an officer setting forth details as to such Reportable Event, notice, event or condition and the action which such Loan Party and any ERISA Affiliate proposes to take with respect thereto.

U.            [Intentionally Omitted].

V.    Real Estate.

(i)            The applicable Loan Party shall (i) in the case of any Owned Real Estate with a fair market value in excess of $750,000 individually and $1,500,000 in the aggregate (“Material Owned Real Estate”) in existence as of the First Amendment Closing Date, execute and deliver to the Collateral Agent on the First Amendment Closing Date a Mortgage with respect to such Owned Real Estate and (ii) in the case of any Owned Real Estate acquired after the First Amendment Closing Date, execute and deliver to the Collateral Agent on the date such Material Owned Real Estate is acquired, a Mortgage with respect to such Material Owned Real Estate;

(ii)           At the Collateral Agent’s request, the Borrowers shall deliver contemporaneously with the Mortgage required in respect of such Owned Real Estate, a fully paid American Land Title Association Lender’s Extended Coverage title insurance policies (or marked-up title insurance commitments having the effect of a policy of title insurance) (the “Mortgage Policies”) in form and substance, with the endorsements reasonably required by the Agents and in amounts reasonably acceptable to the

Agents (provided that such amounts shall not exceed the Real Estate Appraised Value of the applicable Mortgaged Property) and subject to the reasonable local customs and requirements of law in the jurisdiction in which such Real Estate exists, issued, coinsured and reinsured (to the extent required by the Agents) by title insurers reasonably acceptable to the Agents, insuring the Mortgages to be valid Liens (second in priority only to the Liens in favor of the Term Agent (for so long as the Term Loan Obligations (other than unasserted contingent indemnification obligations and unasserted expense reimbursement obligations) remain outstanding) on such property, free and clear of all defects (including, but not limited to, mechanics’ and materialmen’s Liens) and encumbrances, excepting only Permitted Encumbrances;

(iii)          In the case of any Material Owned Real Estate (other than the Owned Real Estate located at One Coldwater Creek Drive, Sandpoint, Idaho 83864), at Collateral Agent’s request, the Borrowers shall, contemporaneously with the delivery of the Mortgage, deliver with respect to any Owned Real Estate identified by Collateral Agent, American Land Title Association/American Congress on Surveying and Mapping form surveys, which shall be made in accordance with the 2011 Minimum Standard Detailed Requirements for such surveys, shall include items 1, 2, 3, 4, 6(a), 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 11(a), 13, 14, 16 and 18 of Table A with all necessary fees (where applicable) having been paid, certified to the Collateral Agent and the issuer of the Mortgage Policies in a manner reasonably satisfactory to the Collateral Agent by a land surveyor duly registered and licensed in the states in which the property described in such surveys is located and reasonably acceptable to the Collateral Agent, showing all buildings and other improvements, the location of any easements, parking spaces, rights of way, building set-back lines and other dimensional regulations and other requirements reasonably requested by Collateral Agent and the absence of encroachments, either by such improvements or on to such property, and other defects, other than encroachments and other defects reasonably acceptable to the Collateral Agent;

(iv)          At Collateral Agent’s request, the Borrowers shall, within a reasonable amount of time following the acquisition after the First Amendment Closing Date of any Material Owned Real Estate, deliver with respect to any Material Owned

Real Estate identified by Collateral Agent, Phase I Environmental Site Assessment in accordance with 40 CFR Part 312, ASTM Standard E1527-05 or their successors, in form and substance reasonably satisfactory to the Agents, from an environmental consulting firm reasonably acceptable to the Agents, which report shall evaluate the Real Estate for the presence of current or historic recognized environmental conditions and, if recognized environmental conditions are identified, shall to the extent possible quantify any related costs and liabilities, associated with such conditions and the Collateral Agent shall be satisfied with the nature and amount of any such matters, and (ii) if reasonably requested by the Collateral Agent after receipt of a Phase I Environmental Site Assessment that identifies a recognized environmental condition, such further environmental assessments or reports to the extent such further assessments or reports are recommended in the Phase I Environmental Site Assessment or are otherwise required by Environmental Laws;

(v)           The applicable Loan Party shall deliver to the Collateral Agent contemporaneously with the Mortgage required in respect of such Material Owned Real Estate evidence of flood insurance naming the Collateral Agent as mortgagee to the extent required by Section 6.07(f); and

(vi)          The applicable Loan Party shall deliver contemporaneously with the Mortgage required in respect of such Material Owned Real Estate such other information and documents as may be reasonably requested by the Collateral Agent, including, without limitation, such as may be necessary to comply with FIRREA.

VII.
NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnification obligations for which no claim has been asserted), or any Letter of Credit shall remain outstanding, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly:

A.            Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or sign or file or suffer to exist under the UCC or any similar Law or statute of any jurisdiction a financing statement that names any Loan Party or any Subsidiary thereof as debtor; sign or suffer to exist any security agreement authorizing any Person thereunder to file such financing statement; sell any of its property or assets subject to an understanding or agreement (contingent or otherwise) to repurchase such property or assets with recourse to it or any of its Subsidiaries; or assign or otherwise transfer any accounts or other rights to receive income, other than, as to all of the above, Permitted Encumbrances.

B.            Investments.  Have outstanding, make, acquire or hold any Investment (or become contractually committed to do so), directly or indirectly, or incur any liabilities (including contingent obligations) for or in connection with any Investment, except Permitted Investments.

C.            Indebtedness; Disqualified Stock.

(i) Create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to, any Indebtedness (except Permitted Indebtedness) or issue Disqualified Stock or (ii) increase the principal amount of the Term Loan Obligations, other than as a result of the accrual of PIK Interest (as defined in the Term Loan Agreement).

D.            Fundamental Changes.  Merge, dissolve, liquidate, wind up, consolidate with or into another Person, reorganize, enter into a plan of reorganization, recapitalization or reclassify its Equity Interests (or agree to do any of the foregoing, unless such agreement provides as a condition to the consummation of the transaction that either (y) the Required Lenders have consented in writing, or (z) (i) the Aggregate Commitments have been terminated or will be terminated concurrently with such effectiveness, (ii) all of the Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been indefeasibly paid in full in cash or will be indefeasibly paid in full in cash concurrently with such effectiveness, (iii) all L/C Obligations have been, or will be concurrently with such effectiveness, reduced to zero (or fully Cash Collateralized or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent, and (iv) the Administrative Agent has, or will have concurrently with such effectiveness, no further obligation to cause the L/C Issuer to issue Letters of Credit under the Credit Agreement), except that, so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom:

1.             any Subsidiary that is not a Loan Party may merge with (i) a Loan Party, provided that the Loan Party shall be the continuing or surviving Person (or the surviving Person shall become a Loan Party hereunder and otherwise satisfy the requirements of Section 6.12 upon the consummation of such merger) and if a Borrower is party to such merger, such Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries other than a Loan Party, provided that in each case, to the extent that any wholly-owned Subsidiary is merging with another Subsidiary, a wholly-owned Subsidiary shall be the continuing or surviving Person;

2.             any Loan Party may merge into any other Loan Party (other than Parent); provided that in the case of any merger involving a Borrower, such Borrower shall be the continuing or surviving Person;

3.             any Borrower may merge into any other Borrower;

4.             [intentionally omitted];

5.             any CFC that is not a Loan Party may merge into any CFC that is not a Loan Party; and

6.             any Subsidiary or any Loan Party (other than a Borrower) constituting an Immaterial Subsidiary may be dissolved.

E.             Dispositions.  Make any Disposition or enter into any agreement to make any Disposition (unless such agreement provides as a condition to the consummation of the transaction that either (y) the Required Lenders have consented in writing, or (z) (i) the Aggregate Commitments have been terminated or will be terminated concurrently with such effectiveness, (ii) all of the Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been indefeasibly paid in full in cash or will be indefeasibly paid in full in cash concurrently with such effectiveness, (iii) all L/C Obligations have been, or will be concurrently with such effectiveness, reduced to zero (or fully Cash Collateralized or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent, and (iv) the Administrative Agent has, or will have concurrently with such effectiveness, no further obligation to cause the L/C Issuer to issue Letters of Credit under the Credit Agreement), except Permitted Dispositions.

F.             Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom:

1.             each (i) Loan Party may make Restricted Payments to any other Loan Party, and (ii) Subsidiary of a Loan Party may make Restricted Payments to any other Loan Party;

2.             the Loan Parties and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

3.             the Parent may declare and make dividend payments or other Distributions in preferred Equity Interests that is not redeemable for cash in connection with a “poison pill” so long as no Change of Control could reasonably be expected to occur as a result of the issuance of any such preferred Equity Interests or the conversion of any thereof; and

4.             in connection with any stock split transaction consummated by the Parent, the Parent may make cash payments for the retirement of any fractional Equity Interests resulting therefrom; provided, however that such cash payments shall not exceed $25,000 in the aggregate following the First Amendment Closing Date.

The Loan Parties shall provide the Administrative Agent with written notice of any Restricted Payment permitted pursuant to Sections 7.06(f), no less than five (5) Business Days prior to the making thereof.

G.            Prepayments of Indebtedness.  Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness, or make any payment in violation of any subordination terms of any Subordinated Indebtedness, except (a)

Mandatory Term Loan Prepayments, (b) as long as no Event of Default then exists or would result therefrom, regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Permitted Indebtedness, (c) voluntary prepayments, repurchases, redemptions or defeasances of Permitted Indebtedness (but excluding on account of any Subordinated Indebtedness) as long as the Payment Conditions are satisfied, (d) refinancings and refundings of Permitted Indebtedness in compliance with Section 7.03, (e) prepayment of the Obligations and (f) voluntary prepayments, repurchases, redemptions or defeasances of Capital Leases that constitute Permitted Indebtedness in connection with the termination of the usage of the subject premises by any Loan Party or its Subsidiaries.

H.            Change in Nature of Business.

Engage in any line of business different from the business conducted by the Loan Parties and their Subsidiaries on the First Amendment Closing Date or any business substantially related or incidental thereto.

I.              Transactions with Affiliates.  Enter into, renew, extend or be a party to any transaction of any kind with any Affiliate of any Loan Party, whether or not in the ordinary course of business, other than on fair and reasonable terms that are fully disclosed to the Administrative Agent, and that are no less favorable to the Loan Parties or such Subsidiary than would be obtainable by the Loan Parties or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to (i) a transaction between or among the Loan Parties. (ii) transactions between or among any Subsidiaries that are not Loan Parties, (iii) Permitted Investments of the type described in clause (l) of the definition thereof, (iv) Restricted Payments permitted pursuant to Section 7.06, (v) the payment of director and officer compensation (including bonuses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case under this clause (v), made in the ordinary course of business and consistent with industry practice, (vi) Permitted Investments of the type described in clause (g) of the definition thereof, (vii) the transactions pursuant to the Coldwater Equity Documents, (viii) the transactions pursuant to the Term Loan Documents and (ix) the loan transactions set forth in 1 on Schedule 7.02.

J.             Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document or the Term Loan Documents) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments or other distributions to any Loan Party or to otherwise transfer property to or invest in a Loan Party, (ii) of any Subsidiary to Guarantee the Obligations, (iii) of any Subsidiary to make or repay loans to a Loan Party, or (iv) of the Loan Parties or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Collateral Agent; provided, however, that this clause (iv) shall not prohibit (I) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under clause (c) of the definition of Permitted Indebtedness solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (II) the existence of or entry into of licenses, leases or other contracts entered into in the ordinary course of business containing customary restrictions on the assignment of such license, lease or contract; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

K.            Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.

L.             Amendment of Material Documents.

Amend, modify or waive any of a Loan Party’s rights under (a) its Organization Documents, or (b) any Material Contract or Material Indebtedness (other than on account of any refinancing thereof otherwise permitted hereunder) other than the Term Loan Documents in accordance with the Intercreditor Agreement, in each case to the extent that such amendment, modification or waiver would be reasonably likely to have a Material Adverse Effect.  Except as permitted by the Intercreditor Agreement, the Loan Parties shall not amend, modify or waive any of a Loan Party’s or its Subsidiaries’ rights under the Term Loan Documents or any documents executed in connection therewith, without the consent of the Required Lenders hereunder.

M.           Fiscal Year.

Change the Fiscal Year of any Loan Party, or the accounting policies or reporting practices of the Loan Parties, except as required by GAAP.

N.            Deposit Accounts; Blocked Accounts; Credit Card Processor; Term Loan Priority Account.

(a)           Permit any funds to be deposited to new DDAs or Blocked Accounts unless the Loan Parties shall have delivered to the Collateral Agent appropriate DDA Notifications or Blocked Account Agreements consistent with the provisions of Section VI.M.

(b)           Enter into new agreements with credit card processors other than the ones expressly contemplated herein or in Section VI.M hereof unless the Loan Parties shall have delivered to the Collateral Agent appropriate Credit Card Notifications consistent with the provisions of Section VI.M.

(c)           No Loan Party shall deposit, or cause to be deposited, any funds into the Term Loan Priority Account other than proceeds of the Term Loan Priority Collateral.

(d)           Prior to the occurrence of a Cash Dominion Event, the Loan Parties shall not permit cash or cash equivalents of the Loan Parties in an aggregate amount in excess of $20,000,000 before and after giving effect to any requested Borrowing (other than (i) “store” cash, cash held in local, non-concentration deposit accounts, cash in transit between stores and deposit accounts and cash receipts from sales in the process of inter-account transfers, in each case as a result of the ordinary course operations of the Loan Parties, and (ii) to the extent necessary for the Loan Parties to satisfy in the ordinary course of their business, the current liabilities incurred by them in the ordinary course of their business and without acceleration of the satisfaction of such current liabilities) to accumulate and be maintained in deposit accounts or investment accounts of the Loan Parties.  After the occurrence and during the continuance of a Cash Dominion Event, the Loan Parties shall comply with the provisions of Sections 2.05(e) and 6.13 hereof and maintain only such amounts, if any, in deposit accounts or investment accounts as may be expressly permitted thereunder.

O.            Consignments.  Consign any Inventory or sell any Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale (it being understood that customer return and exchange policies relating to the sale of Inventory in the ordinary course of business shall not be prohibited by this Section 7.15).

P.            Inventory Book Value. Permit the book value of the Borrowers’ Inventory, as reported pursuant to Section 6.01(c), at any time to be less than or equal to $95,000,000.

Q.            Minimum Availability.  Permit Excess Availability at any time to be less than an amount equal to 15% of the then applicable Loan Cap.

R.            Capital Expenditures.  Make Capital Expenditures in any Fiscal Year in excess of an amount which is equal to 120% of the projected Capital Expenditures for such Fiscal Year, as set forth in the applicable forecast for such Fiscal Year delivered in accordance with Section 6.01(e), and as such projected Capital Expenditures are reasonably satisfactory to the Administrative Agent; provided, however, the Loan Parties shall not be subject to the restrictions of this Section 7.18 if the Loan Parties maintain a Fixed Charge Coverage, calculated as of the last day of each quarter on a trailing twelve (12) month Consolidated basis, during the Fiscal Years set forth above, of greater than 1.00:1.00.

S.             Minimum Liquidity.  Permit Liquidity of the Loan Parties to be less than $15,000,000 at any time.

VIII.
EVENTS OF DEFAULT AND REMEDIES

A.            Events of Default.  Any of the following shall constitute an Event of Default:

1.             Non-Payment.  The Borrowers or any other Loan Party fails to pay when and as required to be paid herein, (i) any amount of principal of any Loan or any L/C Obligation, or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) any other amount payable hereunder or under any other Loan Document; or

2.             Specific Covenants.  (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Sections 6.01, 6.02(b), 6.02(c), VI.C, VI.E(a), VI.G (other than in connection with the last sentence of clause (b) thereof), VI.J, VI.K, VI.L, VI.M or Article VII of this Agreement; or (ii) any of the Loan Parties fails to perform or observe any term, covenant or agreement contained in Sections 4.04, 4.10(a) and 5.01 of the Security Agreement to which it is a party; or

3.             Additional Covenants.  Any Loan Party fails to perform or observe any term, covenant or agreement contained in Sections 6.02 or 6.05 (not specified in subsection (b) above) contained in this Agreement and such failure continues for fifteen (15) days; or

4.             Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection 1, (b) or (c) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days; or

5.             Material Impairment.  Any material impairment of the priority of the Credit Parties’ security interests in the Collateral; or

6.             Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith (including, without limitation, any Borrowing Base Certificate) shall be incorrect or misleading in any material respect when made or deemed made (or, with respect to any representation, warranty, certification, or statement of fact qualified by materiality, incorrect or misleading in any respect); or

7.             Cross-Default.  (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any (x) Material Indebtedness (including, but not limited to, the Term Loan Obligations), or (y) other Indebtedness, to the extent that such failure could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (other than Indebtedness hereunder and Indebtedness under Swap Contracts), including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement, or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) (including, but not limited to, the Term Loan Documents) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness or the beneficiary or beneficiaries of any Guarantee thereof (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined); or

8.             Insolvency Proceedings, Etc.  Any Loan Party or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor

Relief Laws, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or a proceeding shall be commenced or a petition filed, without the application or consent of such Person, seeking or requesting the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged, undismissed or unstayed for 30 calendar days (provided, however, that, during the pendency of such period, the Credit Parties shall be relieved of their obligation to extend credit hereunder) or an order or decree approving or ordering any of the foregoing shall be entered; or any proceeding under any Debtor Relief Laws relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 30 calendar days (provided, however, that, during the pendency of such period, the Credit Parties shall be relieved of their obligation to extend credit hereunder), or an order for relief is entered in any such proceeding; or

9.             Inability to Pay Debts; Attachment.  (i) Any Loan Party becomes unable or admits in writing its inability or fails generally to pay its debts as they become due in the ordinary course of business, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person; or

10.           Judgments.  There is entered against any Loan Party or any Subsidiary thereof (i) one or more judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $3,000,000 (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

11.           [Intentionally Omitted]; or

12.           ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $500,000 or which would reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $100,000 or which would reasonably likely result in a Material Adverse Effect; or

13.           Invalidity of Loan Documents.  (i)  Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or seeks to avoid, limit or otherwise adversely affect any Lien purported to be created under any Security Document; or (ii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party or any other Person not to be, a valid and perfected Lien on any Collateral to the extent required by the applicable Security Document, with the priority required by the applicable Security Document; or

14.           Change of Control.  There occurs any Change of Control; or

15.           Cessation of Business.  Except as otherwise expressly permitted hereunder, the Loan Parties, taken as a whole, shall take any action to suspend the operation of its business in the ordinary course, liquidate all or a material portion of its assets or Store locations, or employ an agent or other third party to conduct a program of closings, liquidations or “Going-Out-Of-Business” sales of any material portion of its business; or

16.           Loss of Collateral.  There occurs any uninsured loss to any material portion of the Collateral; or

17.           Breach of Contractual Obligation.  Any Loan Party or any Subsidiary thereof fails to make any undisputed payment when due in respect of any Material Contract or fails to observe or perform any other material agreement or condition relating to any such Material Contract or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause the counterparty to such Material Contract to terminate such Material Contract in accordance with its terms; or

18.           Indictment.  The indictment or institution of any legal process or proceeding against, any Loan Party or any Subsidiary thereof, under any federal, state or municipal criminal statute, rule, regulation, order, or other requirement having the force of law for a felony;

19.                                 Guaranty.  The termination or attempted termination of any Facility Guaranty other than in accordance with the terms of the Loan Documents; or

20.                                 Subordination.  (i)  The subordination provisions of the documents evidencing or governing any Subordinated Indebtedness (the “Subordinated Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Subordinated Indebtedness; (ii) any Borrower or any other Loan Party shall, directly or indirectly, (A) make any payment on account of any Subordinated Indebtedness that has been contractually subordinated in right of payment to the payment of the Obligations, except to the extent that such payment is permitted by the terms of the Subordinated Provisions applicable to such Subordinated Indebtedness or (B) disavow or contest in any manner (x) the effectiveness, validity or enforceability of any of the Subordination Provisions, (y) that the Subordination Provisions and the Intercreditor Provisions (as defined below) exist for the benefit of the Credit Parties, or (z) that all payments of principal of or premium and interest on the applicable Subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions or the Intercreditor Provisions, as applicable; or (iii) any subordination provision set forth in the Intercreditor Agreement (the “Intercreditor Provisions”) shall, in whole or in part, terminate or otherwise fail or cease to be valid and binding on, or enforceable against, any Loan Party, the Term Agent or any holder of the Term Loan Obligations (or any Loan Party, the Term Agent or any such holder shall so state in writing); or

21.                                 Invalidity of the Intercreditor Agreement.  Any provision of the Intercreditor Agreement shall, at any time after the delivery of such Intercreditor Agreement, fail to be valid and binding, or enforceable.

B.                                     Remedies Upon Event of Default.  If any Event of Default occurs and is continuing:

1.                                       The Administrative Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions:

a.                                       declare the Commitments of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

b.                                      declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties;

c.                                       require that the Loan Parties Cash Collateralize the L/C Obligations; and

d.                                      whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties;

provided, however, that upon either (A) the occurrence of any Event of Default with respect to any Loan Party or any Subsidiary thereof under Section 8.01(h) or (B) the entry of an order for relief with respect to any Loan Party or any Subsidiary thereof under the Bankruptcy Code, in each case, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Loan Parties to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Law.

C.                                     Application of Funds.  After the exercise of remedies provided for in Section B (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section B), subject to the Intercreditor Agreement, any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order, in each case whether or not such Obligations are allowed or allowable in any bankruptcy or insolvency proceeding or under any Debtor Relief Law:

First, to payment of that portion of the Obligations (excluding the Other Liabilities) constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent and amounts payable under Article III) due and payable to the Administrative Agent and the Collateral Agent, each in its capacity as such;

Second, to payment of that portion of the Obligations (excluding the Other Liabilities) constituting indemnities, Credit Party Expenses, and other amounts (other than principal, interest and fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to the extent not previously reimbursed by the Lenders, to payment to the Lenders of that portion of the Obligations constituting principal and accrued and unpaid interest on any Permitted Overadvances and Unintentional Overadvances, ratably among the Lenders in proportion to the amounts described in this clause Third payable to them;

Fourth, to the extent that Swing Line Loans have not been refinanced by a Committed Loan, payment to the Swing Line Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Line Loans;

Fifth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Committed Loans, L/C Borrowings and other Obligations, and fees (including Letter of Credit Fees), ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fifth payable to them;

Sixth, to the extent that Swing Line Loans have not been refinanced by a Committed Loan, to payment to the Swing Line Lender of that portion of the Obligations constituting unpaid principal of the Swing Line Loans;

Seventh, to payment of that portion of the Obligations constituting unpaid principal of the Committed Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Seventh held by them until paid in full;

Eighth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Ninth, to payment of all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations as provided in Section X.D, all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations for which a claim has been made, but excluding any Other Liabilities), ratably among the Credit Parties in proportion to the respective amounts described in this clause Ninth held by them;

Tenth, to payment of all other Obligations arising from Bank Products, ratably among the Credit Parties in proportion to the respective amounts described in this clause Tenth held by them; and

Eleventh, to payment of all other Obligations, including Overadvances; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Law.

Subject to Section II.C(iii), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Eighth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

IX.
AGENTS

A.                                   Appointment and Authority.

1.                                       Each of the Lenders and the L/C Issuer hereby irrevocably appoints Wells Fargo Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  Except as provided in Section 9.06, the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and no Loan Party or any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.

2.                                       Each of the Lenders (in its capacities as a Lender), Swing Line Lender and the L/C Issuer hereby irrevocably appoints Wells Fargo Bank as Collateral Agent and authorizes the Collateral Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Collateral Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section E for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X(including Section X.D.3), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents, as if set forth in full herein with respect thereto.

B.                                     Rights as a Lender.  The Persons serving as the Agents hereunder shall have the same rights and powers in their capacity as a Lender as any other Lender and may exercise the same as though they were not the Administrative Agent or the Collateral Agent and the terms “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or the Collateral Agent, as applicable, hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or the Collateral Agent, as applicable, hereunder and without any duty to account therefor to the Lenders.

C.                                     Exculpatory Provisions.  The Agents shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Agents:

1.                                       shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

2.                                       shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or the Collateral Agent, as applicable, is required to exercise as directed in writing by the Applicable Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Agents shall not be required to take any action that, in its respective opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law; and

3.                                       shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, the Collateral Agent or any of its Affiliates in any capacity.

The Agents shall not be liable for any action taken or not taken by it (i) with the Consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections X.A and VIII.B) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

The Agents shall not be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by the Loan Parties, a Lender or the L/C Issuer.  In the event that the Agents obtains such actual knowledge or receives such a notice, the Agents shall give prompt notice thereof to each of the other Credit Parties.  Upon the occurrence and during the continuance of an Event of Default, the Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Applicable Lenders.  Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Credit Parties.  In no event shall the Agents be required to comply with any such directions to the extent that any Agent believes that its compliance with such directions would be unlawful.

The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

D.                                    Reliance by Agents.  Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received written notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  Each Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

E.                                      Delegation of Duties.  Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent.  Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.

F.                                      Resignation of Agents.  Either Agent may at any time give written notice of its resignation to the Lenders, the L/C Issuer and the Lead Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Lead Borrower (absent the existence of a Default or an Event of Default), which consent shall not be unreasonably withheld or delayed, to appoint a successor Administrative Agent or Collateral Agent, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, in consultation with the Lead Borrower (absent the existence of a Default or an Event of Default), on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that if the Administrative Agent or Collateral Agent, as applicable, shall notify the Lead Borrower and the Lenders that no qualifying Person has accepted such appointment, then the resigning Agent may apply to a court of competent jurisdiction for the appointment of a new Administrative Agent or Collateral Agent, as applicable, provided, further, that such resignation shall not become effective until such time as a successor Administrative Agent or the Collateral Agent, as applicable, is appointed and has accepted such appointment.  Upon the acceptance of a successor’s appointment as Administrative Agent or the Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Lead Borrower and such successor.  After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section X.D shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Administrative Agent or the Collateral Agent hereunder.

Any resignation by Wells Fargo Bank as Administrative Agent pursuant to this Section shall also constitute the resignation of Wells Fargo Bank as Swing Line Lender and the resignation of Wells Fargo Bank as L/C Issuer.  Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

G.                                     Non-Reliance on Agents and Other Lenders.  Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.  Except as provided in Section 9.12, the Agents shall not have any duty or responsibility to provide any Credit Party with any other credit or other information concerning the affairs, financial condition or business of any Loan Party that may come into the possession of the Agents.

H.                                    Administrative Agent May File Proofs of Claim.  In case of the pendency of any proceeding under any Debtor Relief Laws or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise

1.                                       to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer, the Administrative Agent and the other Credit Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer, the Administrative Agent, such Credit Parties and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer the Administrative Agent and such Credit Parties under Sections II.C(ix), II.C(x), II.I and X.D) allowed in such judicial proceeding; and

2.                                       to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections II.I and X.D.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.

I.                                         Collateral and Guaranty Matters.  The Credit Parties irrevocably authorize the Agents, at their option and in their discretion,

1.                                       to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) and the expiration or termination of all Letters of Credit (or upon the Cash Collateralization of all Letters of Credit in the manner set forth in Section II.C(vii)), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Applicable Lenders in accordance with Section X.A or (iv) as otherwise required pursuant to the Intercreditor Agreement;

2.                                       to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien, or to release any Lien, on such property that is permitted by the definition of Permitted Encumbrances; and

3.                                       to release any Guarantor from its obligations under the Facility Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by any Agent at any time, the Applicable Lenders will confirm in writing such Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Facility Guaranty pursuant to this Section 9.09.  Notwithstanding the foregoing, in each case as specified above in clauses (a)-(c) of this Section 9.09, the Agents will without further confirmation from the Required Lenders, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Facility Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.09.

Anything contained in any of the Loan Documents to the contrary notwithstanding, Loan Parties, Administrative Agent, Collateral Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Security Document or to enforce the Facility Guaranty, it being understood and agreed that all powers, rights and remedies under the Security Documents and the Facility Guaranty may be exercised solely by Administrative Agent and/or Collateral Agent acting as agent for and representative of Lenders in accordance with the terms thereof, and (2) in the event of a foreclosure by Administrative Agent and/or Collateral Agent on any of the Collateral pursuant to a public or private sale or a sale under §363 of the Bankruptcy Code, Administrative Agent, Collateral Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled (at the direction of the Requisite Lenders), for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by Administrative Agent and/or Collateral Agent at such sale.

J.                                        Notice of Transfer.

The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section X.F.

K.                                    Reports and Financial Statements.

By signing this Agreement, each Lender:

1.                                       agrees to furnish the Administrative Agent on the first day of each month with a summary of all Other Liabilities due or to become due to such Lender. In connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Lender on account of Other Liabilities unless the Administrative Agent has received written notice thereof from such Lender;

2.                                       is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Lead Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Agents (collectively, the “Reports”);

3.                                       expressly agrees and acknowledges that the Administrative Agent makes no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report;

4.                                       expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

5.                                       agrees to keep all Reports confidential in accordance with the provisions of Section X.G hereof; and

6.                                       without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agents and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agents and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

L.                                      Agency for Perfection.

Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Law of the United States can be perfected only by possession.  Should any Lender (other than the Agents) obtain possession of any such Collateral, such Lender shall notify the Agents thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.

M.                                 Indemnification of Agents.  Without limiting the obligations of the Loan Parties hereunder, the Lenders hereby agree to indemnify the Agents, the L/C Issuer and any Related Party, as the case may be, ratably according to their Applicable Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Agent, the L/C Issuer and their Related Parties in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by any Agent, the L/C Issuer and their Related Parties in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s, the L/C Issuer’s and their Related Parties’ gross negligence or willful misconduct as determined by a final and nonappealable judgment of a court of competent jurisdiction.

N.                                    Relation among Lenders.  The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agents) authorized to act for, any other Lender.

O.                                    Defaulting Lender.

1.                                       If for any reason any Lender shall become a Defaulting Lender or shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Applicable Percentage of any Loans, expenses or setoff or purchase its Applicable Percentage of a participation interest in the Swing Line Loans or L/C Borrowings and such failure is not cured within two (2) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not at limitation thereof, (i) such Defaulting Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, (ii) a Defaulting Lender shall be deemed to have assigned any and all payments due to it from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-Defaulting Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations until, as a result of application of such assigned payments the Lenders’ respective Applicable Percentages of all outstanding Obligations shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency, and (iii) at the option of the Administrative Agent, any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent as cash collateral for future funding obligations of the Defaulting Lender in respect of any Loan or existing or future participating interest in any Swing Line Loan or Letter of Credit.  The Defaulting Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i), (ii) and (iii) hereinabove shall be restored only upon the payment by the Defaulting Lender of its Applicable Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the Default Rate.

2.                                       The non-Defaulting Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, without any further action by the Defaulting Lender for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of the Defaulting Lender’s Commitment to fund future Loans.  Upon any such purchase of the Applicable Percentage of any Defaulting Lender, the Defaulting Lender’s share in future Credit Extensions and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance.

3.                                       Each Defaulting Lender shall indemnify the Administrative Agent and each non-Defaulting Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by the Administrative Agent or by any non-Defaulting Lender, on account of a Defaulting Lender’s failure to timely fund its Applicable Percentage of a Loan or to otherwise perform its obligations under the Loan Documents.

X.
MISCELLANEOUS

A.                                   Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no Consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Administrative Agent, with the Consent of the Required Lenders, and the Lead Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or Consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or Consent shall:

1.                                       extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section VIII.B), without the written Consent of such Lender;

2.                                       as to any Lender, postpone any date fixed by this Agreement or any other Loan Document for (i) any scheduled payment or mandatory prepayment of principal, interest, fees or other amounts due to such Lender hereunder or under any of the other Loan Documents without the written Consent of such Lender entitled to such payment, or (ii) any scheduled or mandatory reduction or termination of the Aggregate Commitments hereunder or under any other Loan Document without the written Consent of such Lender;

3.                                       as to any Lender, reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing held by such Lender, or (subject to clause (iv) of the second proviso to this Section X.A) any fees or other amounts payable hereunder or under any other Loan Document to or for the account of such Lender, without the written Consent of each Lender entitled to such amount; provided, however, that (i) only the Consent of the Required Lenders shall be necessary to amend any financial covenant hereunder (or any defined term used therein), (ii) only the Consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrowers to pay interest on the Committed Loans and the Swing Line Loans or Letter of Credit Fees at the Default Rate;

4.                                       as to any Lender, change Section II.M or Section VIII.C in a manner that would alter the pro rata sharing of payments required thereby without the written Consent of such Lender;

5.                                       change any provision of this Section or the definition of “Applicable Lenders”, or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written Consent of each Lender included in any such definition;

6.                                       except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability of, any Loan Party without the written Consent of each Lender;

7.                                       except as provided in Section 9.09(a)(i), (ii) or (iv), release all or substantially all of the Collateral from the Liens of the Security Documents without the written Consent of each Lender;

8.                                       without the written Consent of each Lender, increase (except as provided in Section the Aggregate Commitments;

9.                                       change the definition of the term “Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased without the written Consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves, so long as the methodology used in determining or changing any such Reserves is consistent with the methodology used by the Administrative Agent on the Closing Date;

10.                                 modify the definitions of “Permitted Overadvance” or “Unintentional Overadvance” so as to increase the amount thereof or, except as provided in the definition of “Permitted Overadvance”, the time period for which a Permitted Overadvance may remain outstanding without the written Consent of each Lender;

11.                                 except as expressly permitted herein or in any other Loan Document, subordinate the Obligations hereunder or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the written Consent of each Lender;

and, provided further, that (i) no amendment, waiver or Consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or Consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or Consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or Consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders required above, affect the rights or duties of the Collateral Agent under this Agreement or any other Loan Document, (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (vi) except to the extent provided in the Intercreditor Agreement, the Intercreditor Agreement may be amended, or rights or privileges thereunder waived, in a writing executed only by the Administrative Agent and the Term Loan Agent..  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or Consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, no provider or holder of any Bank Products or Cash Management Services shall have any voting or approval rights hereunder (or be deemed a Lender) solely by virtue of its status as the provider or holder of such agreements or products or the Obligations owing thereunder, nor shall the consent of any such provider or holder be required (other than in their capacities as Lenders, to the extent applicable) for any matter hereunder or under any of the other Loan Documents, including as to any matter relating to the Collateral or the release of Collateral or any Loan Party.

If any Lender does not Consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the Consent of each Lender and that has been approved by the Required Lenders, the Lead Borrower may replace such Non-Consenting Lender in accordance with Section X.M; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Lead Borrower to be made pursuant to this paragraph).

B.                                     Notices, Financial Statements and Other Documents; Effectiveness; Electronic Communications.

1.                                       Notices, Financial Statements and Other Documents Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection 2 below), all notices, financial statements and other documents and communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(A)                              if to the Loan Parties, the Agents, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule X.B; and

(B)                                if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices, financial statements and other documents sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices, financial statements and other documents sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices, financial statements and other documents delivered through electronic communications to the extent provided in subsection 2 below, shall be effective as provided in such subsection 2.

2.                                       Electronic Communications.  Notices, financial statements and other documents and communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Lead Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

3.                                       Change of Address, Etc.  Each of the Loan Parties, the Agents, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Lead Borrower, the Agents, the L/C Issuer and the Swing Line Lender.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

4.                                       Reliance by Agents, L/C Issuer and Lenders.  The Agents, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices

(including telephonic Committed Loan/Conversion Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Loan Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Loan Parties shall indemnify the Agents, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Loan Parties.  All telephonic notices to and other telephonic communications with the Agents may be recorded by the Agents, and each of the parties hereto hereby consents to such recording.

5.                                       The Platform.  THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.”  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall an Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or any Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

C.                                     No Waiver; Cumulative Remedies.  No failure by any Credit Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of

Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Credit Party may have had notice or knowledge of such Default or Event of Default at the time.

D.                                    Expenses; Indemnity; Damage Waiver.

1.                                       Costs and Expenses.  The Borrowers shall pay all Credit Party Expenses.

2.                                       Indemnification by the Loan Parties.  The Loan Parties shall indemnify the Agents (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless (on an after tax basis) from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agents (and any sub-agents thereof) and their Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, any bank advising or confirming a Letter of Credit or any other nominated person with respect to a Letter of Credit seeking to be reimbursed or indemnified or compensated, and any third party seeking to enforce the rights of a Borrower, beneficiary, nominated person, transferee, assignee of Letter of Credit proceeds, or holder of an instrument or document related to any Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Borrower or any other Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

3.                                       Reimbursement by Lenders.  Without limiting their obligations under Section 9.13 hereof, to the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection 1 or 2 of this Section to be paid by it, each Lender severally agrees to pay to the Agents (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Agents (or any such sub-agent) or L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection 3 are subject to the provisions of Section II.L(iv).

4.                                       Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

5.                                       Payments.  All amounts due under this Section shall be payable on demand therefor.

6.                                       Survival.  The agreements in this Section shall survive the resignation of any Agent and the L/C Issuer, the assignment of any Commitment or Loan by any Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

E.                                      Payments Set Aside.  To the extent that any payment by or on behalf of the Loan Parties is made to any Credit Party, or any Credit Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Credit Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be automatically revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Agents upon demand its Applicable Percentage (without duplication) of any amount so recovered from or repaid by the Agents, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

F.                                      Successors and Assigns.

(i)                                     Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written Consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section X.F(iv), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section X.F(vi) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (iv) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(ii)                                  Assignments by Lenders.  Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section X.F(ii), participations in L/C Obligations and in Swing Line Loans)

at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(A)                              Minimum Amounts.

a)                                      in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and

b)                                     in any case not described in subsection (ii)(A)a)of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if the “Effective Date” is specified in the Assignment and Assumption, as of the “Effective Date”, shall not be less than $10,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Lead Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(B)                                Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(C)                                Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (ii)(A)b) of this Section and, in addition:

a)                                      the consent of the Lead Borrower (such consent not to be unreasonably withheld, delayed or conditioned) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment (2) such assignment is in connection with any merger, consolidation, sale, transfer or other disposition of all or any substantial portion of the business or loan portfolio of the assigning Lender, or (3) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

b)                                     the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

c)                                      the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

d)                                     the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the assignment of any Commitment.

(D)                               Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (iii) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections III.A, III.D, III.E, and X.D with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrowers (at their expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

(iii)                               Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register shall be available for inspection by the Lead Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(iv)                              Participations.  Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural person or the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Loan Parties, the Agents, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any Participant shall agree in writing to comply with all confidentiality obligations set forth in Section X.G as if such Participant was a Lender hereunder.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement and the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section X.A that affects such Participant.  Subject to subsection (v) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections III.A, III.D and III.E to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section X.F(ii).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section X.H as though it were a Lender, provided such Participant agrees to be subject to Section 2.13  as though it were a Lender.  Each Lender, acting for this purpose as an agent of the Loan Parties, shall maintain at its offices a record of each agreement or instrument effecting any participation and a register for the recordation of the names and addresses of its Participants and their rights with respect to principal amounts and other Obligations from time to time (each a “Participation Register”). The entries in each Participation Register shall be conclusive absent manifest error and the Loan

Parties, the Administrative Agent, the L/C Issuer and the Lenders may treat each Person whose name is recorded in a Participant Register as a Participant for all purposes of this Agreement (including, for the avoidance of doubt, for purposes of entitlement to benefits under Sections III.A, III.D and III.E and Section X.H). The Participation Register shall be available for inspection by the Lead Borrower, the L/C Issuer and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v)                                 Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section III.A or III.D than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section III.A unless the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section III.A(v) as though it were a Lender.

(vi)                              Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(vii)                           Electronic Execution of Assignments.  The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(viii)                        Resignation as L/C Issuer or Swing Line Lender after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo Bank assigns all of its Commitment and Loans pursuant to subsection (ii)

above, (i) Wells Fargo Bank may upon 30 days’ notice to the Lead Borrower and the Lenders, resign as L/C Issuer (provided that such resignation shall not be effective until a successor L/C Issuer has been appointed, which absent the occurrence and continuation of an Event of Default, shall be reasonably acceptable to the Lead Borrower), and/or (ii) Wells Fargo Bank upon 30 days’ notice to the Lead Borrower, resign as Swing Line Lender.  In the event of any such resignation as L/C Issuer or Swing Line Lender, the Lead Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Lead Borrower to appoint any such successor shall affect the resignation of Wells Fargo Bank as L/C Issuer or Wells Fargo Bank as Swing Line Lender, as the case may be.  If Wells Fargo Bank resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section II.C(iii)).  If Wells Fargo Bank resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section II.D(iii).  Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Wells Fargo Bank to effectively assume the obligations of Wells Fargo Bank with respect to such Letters of Credit.

G.                                     Treatment of Certain Information; Confidentiality.  Each of the Credit Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential on the same terms as provided herein), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the Lead Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Credit Party or any of their respective Affiliates on a non-confidential basis from a source other than the Loan Parties; provided, however, that in the case of any disclosure pursuant to clause (c) above, the applicable Credit Party which is required to disclose confidential Information agrees to give the Lead Borrower, to the extent practicable and not otherwise prohibited by any such Law, regulation, subpoena, order or decree of a court or similar legal process, prior notice of such disclosure (provided, however, no Credit Party shall incur any liability to any Loan Party or other Person for failing to provide the Lead Borrower with any such prior notice); provided, further, however, that the Administrative Agent and such Lender shall disclose only that portion of the confidential Information as is required to be disclosed, in its sole judgment, pursuant to any such Law, regulation, subpoena, order or decree of a court or similar legal process.  Any such required disclosure shall not, in and of itself, change the status of the disclosed information as Information under the terms of this Agreement.

For purposes of this Section, “Information” means all information received from the Loan Parties or any Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or their respective businesses, other than any such information that is available to any Credit Party on a non-confidential basis prior to disclosure by the Loan Parties or any Subsidiary thereof.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Credit Parties acknowledges that (a) the Information may include material non-public information concerning the Loan Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

H.                                    Right of Setoff.  If an Event of Default shall have occurred and be continuing or if any Lender shall have been served with a trustee process or similar attachment relating to property of a Loan Party, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent or the Required Lenders, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers or any other Loan Party against any and all of the Obligations now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C

Issuer, regardless of the adequacy of the Collateral, and irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have.  Each Lender and the L/C Issuer (through the Administrative Agent) agrees to notify the Lead Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

I.                                         Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

J.                                        Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section IV.A, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be as effective as delivery of a manually executed counterpart of this Agreement.

K.                                    Survival.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Credit Parties, regardless of any investigation made by any Credit Party or on their behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.  Further, the provisions of Sections III.A, III.D, III.E and X.D and Article IX shall survive and remain in full force and effect regardless of the repayment of the Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.  In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agents may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, (y) any obligations that may thereafter arise with respect to the Other Liabilities and (z) any Obligations that may thereafter arise under Section X.D.

L.                                      Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

M.                                 Replacement of Lenders.  If any Lender requests compensation under Section III.D, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section III.A, or if any Lender gives a notice pursuant to Section 3.02, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section X.F), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

1.                                       the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section X.F(ii);

2.                                       such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section III.E) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts);

3.                                       in the case of any such assignment resulting from a claim for compensation under Section III.D or payments required to be made pursuant to Section III.A, such assignment will result in a reduction in such compensation or payments thereafter; and

4.                                       such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

N.                                    Governing Law; Jurisdiction; Etc.

(i)                                   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(ii)                                SUBMISSION TO JURISDICTION.  EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE LOAN PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE LOAN PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(iii)                             WAIVER OF VENUE.  EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF

VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE LOAN PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(iv)                    SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION X.B.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(v)                       ACTIONS COMMENCED BY LOAN PARTIES. EACH LOAN PARTY AGREES THAT ANY ACTION COMMENCED BY ANY LOAN PARTY ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR ANY FEDERAL COURT SITTING THEREIN AS THE ADMINISTRATIVE AGENT MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.

O.                                    Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS

BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

P.                                      No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Credit Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate.  Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency or fiduciary duty.

Q.                                    USA PATRIOT Act Notice.  Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.  Each Loan Party is in compliance, in all material respects, with the Patriot Act.  No part of the proceeds of the Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

R.                                     Foreign Asset Control Regulations.  Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)).  Furthermore, none of the Borrowers or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

S.                                      Time of the Essence.  Time is of the essence of the Loan Documents.

T.                                     Press Releases.

1.                                       Each Credit Party executing this Agreement agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of Administrative Agent or its Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days’ prior notice to Administrative Agent and without the prior written consent of Administrative Agent unless (and only to the extent that) such Credit Party or Affiliate is required to do so under applicable Law and then, in any event, such Credit Party or Affiliate will consult with Administrative Agent before issuing such press release or other public disclosure.

2.                                       Each Loan Party consents to the publication by the Administrative Agent or any Lender of advertising material, including any “tombstone” or comparable advertising, on its website or in other marketing materials of Administrative Agent, relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo, trademark or other insignia. The Administrative Agent or such Lender shall provide a draft reasonably in advance of any advertising material to the Lead Borrower for review and comment prior to the publication thereof. The Administrative Agent reserves the right to provide to industry trade organizations and loan syndication and pricing reporting services information necessary and customary for inclusion in league table measurements.

U.                                    Additional Waivers.

(i)                           The Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by applicable Law, the obligations of each Loan Party shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Collateral Agent or any other Credit Party.

(ii)                        The obligations of each Loan Party shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations after the termination of the Commitments), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations after the termination of the Commitments).

(iii)                     To the fullest extent permitted by applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations and the termination of the Commitments. The Collateral Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash and the Commitments have been terminated.  Each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

(iv)                    Each Borrower is obligated to repay the Obligations as joint and several obligors under this Agreement.  Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and the termination of the Commitments. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior indefeasible payment in full of the Obligations and no Loan Party will demand, sue for or otherwise attempt to collect any such indebtedness.  If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. Subject to the foregoing, to the extent that a Loan Party shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to the Borrowers hereunder or other Obligations incurred directly and primarily by any Loan Party (an “Accommodation Payment”), then the Loan Party making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the Borrower in an amount, for each of such other Loan Party, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Loan Party’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Loan Parties.  As of any date of determination, the “Allocable Amount” of each Loan Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Loan Party hereunder without (a) rendering such Loan Party “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Loan Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Loan Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

(v)                       Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, each Loan Party hereby absolutely, knowingly, unconditionally, and expressly waives any and all claim, defense or benefit arising directly or indirectly under any one or more of Sections 2787 to 2855 inclusive of the California Civil Code or any similar law of California.

V.                                     No Strict Construction.

The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

W.                                Attachments.

The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

X.                                    Existing Credit Agreement Amended and Restated.

Upon satisfaction of the conditions precedent to the effectiveness of this Agreement, (a) this Agreement shall amend and restate the Existing Credit Agreement in its entirety, (b) the rights and obligations of the parties under the Existing Credit Agreement shall be subsumed within and be governed by this Agreement; provided, however, that each of the Loan Parties, each Agent, each Lender and each Issuing Bank hereby agrees that (i) each of the “Loans” (as such term is defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Effective Date shall, for purposes of this Agreement, be included as Loans hereunder; (ii) each “Letter of Credit” (as defined in the Existing Credit Agreement) outstanding under the Existing Credit Agreement on the Effective Date shall be a Letter of Credit hereunder, (iii) all Obligations of the Loan Parties under the Existing Credit Agreement shall remain outstanding, shall constitute continuing Obligations secured by the Collateral, and this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of such Obligations, and (iv) all references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.

Y.                                     Intercreditor Agreement.

The Loan Parties, the Agents and the Lenders acknowledge that the exercise of certain of the Agents’ and Lenders’ rights and remedies hereunder may be subject to, and restricted by, the provisions of the Intercreditor Agreement. Except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any requirement or shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, among the Loan Parties, the Agent and the Lenders shall remain in full force and effect. In the event of any conflict between the terms of this Agreement and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern and control except with respect to any terms not consented to by the Lead Borrower that, pursuant to Section 8.7 of the Intercreditor Agreement, require the consent of the Lead Borrower.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Borrowers:

COLDWATER CREEK U.S. INC.
as Lead Borrower and a Borrower

By:
Name:
Title:

COLDWATER CREEK THE SPA INC.

By:
Name:
Title:

COLDWATER CREEK MERCHANDISING & LOGISTICS INC.

By:
Name:
Title:

-Signature Page-

Guarantors:

COLDWATER CREEK INC.

By:
Name:
Title:

C SQUARED LLC

By:
Name:
Title:

ASPENWOOD ADVERTISING, INC.

By:
Name:
Title:

CWC WORLDWIDE SERVICES INC.

By:
Name:
Title:

COLDWATER CREEK SOURCING INC.

By:
Name:
Title:

CWC SOURCING LLC

By:
Name:
Title:

-Signature Page-

CWC REWARDS INC.

By:
Name:
Title:

-Signature Page-

Agents:

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent and Collateral Agent

By:
Name:
Title:

-Signature Page-

Lenders:

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as a Lender and as Swing Line Lender

By:
Name:
Title:

-Signature Page-

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE CREDIT AGREEMENT) TO THE EXTENT PROVIDED IN SECTION 29 OF THIS AGREEMENT.

AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT

AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of July 9, 2012, by and among (a) each of the Persons listed on Schedule I hereto (each such Person, individually, a “Borrower” and, collectively, the “Borrowers”), (b) each of the Persons listed on Schedule II hereto (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) (the Borrowers and the Guarantors are hereinafter referred to, individually, as a “Grantor” and, collectively with any other Person now or hereafter party hereto, as the “Grantors”), and (c) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Grantors from time to time party thereto, (ii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (iii) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement; and

WHEREAS, reference is also made to that certain Guaranty, dated as of February 13, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Guaranty”), executed by the Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties; and

WHEREAS, the Loan Parties entered into certain “Security Documents” (as such term is defined in the Credit Agreement), including (i) that certain Security Agreement dated as of February 13, 2009 entered into by the Grantors and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Security Agreement”) and (ii) that certain Intellectual Property Security Agreement dated as of February 13, 2009 entered into by the Grantors and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Intellectual Property Security Agreement”); and

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WHEREAS, the Grantors have also agreed to amend and restate the Existing Guaranty pursuant to that certain Amended and Restated Guaranty, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”), executed by the Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties, pursuant to which each Guarantor guarantees the payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and

WHEREAS, the Grantors have also agreed to amend and restate the Existing Security Agreement pursuant to  that certain Amended and Restated Security Agreement, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), executed by  and among the Grantors and the Collateral Agent, pursuant to which each Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Collateral (as defined herein); and

WHEREAS, the obligations of the Lenders to make Loans is conditioned upon, among other things, the execution and delivery by the Grantors of (i) the Security Agreement and (ii) this Agreement, pursuant to which each Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the IP Collateral (as defined herein), in order to secure the Secured Obligations (as defined herein); and

WHEREAS, in connection with the Credit Agreement, the Security Agreement and Guaranty, the Grantors and Collateral Agent hereby wish to enter into this Agreement in order to amend and restate the Existing Intellectual Property Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Credit Parties (and each of their respective successors or assigns), hereby agree that the Existing Intellectual Property Security Agreement shall be amended and restated in its entirety to read as follows:

SECTION 1.                                Definitions.

1.1                                 Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9 (unless expressly stated otherwise); provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any IP Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

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1.2                                 Definition of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, or if not defined therein, in the Security Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Borrower” and “Borrowers” shall have the meaning assigned to such terms in the preamble of this Agreement.

“Collateral” shall have the meaning assigned to such term in the Security Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Copyrights” shall mean all copyrights and like protections in each work of authorship or derivative work thereof of any Grantor, whether registered or unregistered and whether published or unpublished, including, without limitation, the United States copyright registrations and copyright applications listed on EXHIBIT A annexed hereto and made a part hereof.

“Copyright Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Copyright, including, without limitation, the agreements listed on EXHIBIT A annexed hereto and made a part hereof.

“Copyright Office” shall mean the United States Copyright Office or any other federal governmental agency which may hereafter perform its functions.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Excluded Assets” shall have the meaning assigned to such term in the Security Agreement.

“Grantor” and “Grantors” shall have the meaning assigned to such terms in the preamble of this Agreement.

“Guarantor” and “Guarantors” shall have the meaning assigned to such terms in the preamble of this Agreement.

“Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Intellectual Property” shall have the meaning assigned to such term in Section 3 of this Agreement.

“IP Collateral” shall have the meaning assigned to such term in Section 2 of this Agreement.

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“Lender” and “Lenders” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Licenses” shall mean, collectively, the Copyright Licenses, Patent Licenses, Trademark Licenses, and any other license providing for the grant by or to any Grantor of any right under any Intellectual Property.

“Patents” shall mean all patents and applications for patents of any Grantor, and the inventions and improvements therein disclosed, and any and all divisions, revisions, reissues and continuations, continuations-in-part, extensions, and reexaminations of said patents including, without limitation, the United States patent registrations and patent applications listed on EXHIBIT B annexed hereto and made a part hereof.

“Patent Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Patent, including, without limitation, the agreements listed on EXHIBIT B annexed hereto and made a part hereof.

“PTO” shall mean the United States Patent and Trademark Office or any other federal governmental agency which may hereafter perform its functions.

“Secured Obligations” shall mean, collectively, the Obligations (as defined in the Credit Agreement) and the Guaranteed Obligations (as defined in the Guaranty).

“Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademarks” shall mean all trademarks, trade names, corporate names, company names, domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of any Grantor, whether registered or unregistered, including, without limitation, the United States trademark registrations and trademark applications listed on EXHIBIT C annexed hereto and made a part hereof, together with any goodwill of the business connected with, and symbolized by, any of the foregoing.

“Trademark Licenses” shall mean all agreements, whether written or oral, providing for the grant by or to any Grantor of any right under any Trademark, including, without limitation, the agreements listed on EXHIBIT C annexed hereto and made a part hereof.

1.3                                 Rules of Interpretation.  The rules of interpretation specified in Sections 1.02 through 1.05 and Section 1.07 of the Credit Agreement shall be applicable to this Agreement.

SECTION 2.                                Grant of Security Interest.  In furtherance and as confirmation of the Security Interest (as defined in the Security Agreement) granted by each of the Grantors to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) under the Security Agreement, and as further security for the payment or performance, as the case may be, in full of the Secured Obligations, each of the Grantors hereby ratifies such Security Interest and

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unconditionally grants, collaterally assigns and pledges to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a continuing security interest, with a power of sale (which power of sale shall be exercisable only following the occurrence and during the continuance of an Event of Default), in all of the present and future right, title and interest of such Grantor in and to the following property, and each item thereof, whether now owned or existing or hereafter acquired or arising, together with all products, proceeds, substitutions, and accessions of or to any of the following property (collectively, the “IP Collateral”; provided, however, that the term “IP Collateral” shall not include, and the security interest granted hereby shall not attached to, any Excluded Assets):

(a)                                  All Copyrights and Copyright Licenses;

(b)                                 All Patents and Patent Licenses;

(c)                                  All Trademarks and Trademark Licenses;

(d)                                 All other Licenses;

(e)                                  All renewals of any of the foregoing;

(f)                                    All trade secrets, know-how and other proprietary information; works of authorship and other copyright works (including copyrights for computer programs), and all tangible and intangible property embodying the foregoing; inventions (whether or not patentable) and all improvements thereto; industrial design applications and registered industrial designs; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases, and other physical manifestations, embodiments or incorporations of any of the foregoing, and any Licenses in any of the foregoing, and all other Intellectual Property and proprietary rights;

(g)                                 All General Intangibles connected with the use of, or related to, any and all Intellectual Property (including, without limitation, all goodwill of each Grantor and its business, products and services appurtenant to, associated with, or symbolized by, any and all Intellectual Property and the use thereof);

(h)                                 All income, royalties, damages and payments now and hereafter due and/or payable under and with respect to any of the foregoing, including, without limitation, payments under all Licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations or dilutions thereof;

(i)                                     The right to sue for past, present and future infringements, misappropriations, and dilutions of any of the foregoing; and

(j)                                     All of the Grantors’ rights corresponding to any of the foregoing throughout the world.

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SECTION 3.                             Protection of Intellectual Property By Grantors.  Except as set forth below in this Section 3, each of the Grantors shall undertake the following with respect to each of the items respectively described in Sections 2(a), (b), (c), (d), (e), (f) and (g) (collectively, the “Intellectual Property”; provided, however, that the term “Intellectual Property” shall not include any Excluded Assets):

(a)                                  Pay all renewal fees and other fees and costs associated with maintaining the Intellectual Property and with the processing and prosecution of the Intellectual Property and take all other steps reasonably necessary to maintain each registration of the Intellectual Property, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Take all actions reasonably necessary to prevent any of the Intellectual Property from becoming forfeited, abandoned, dedicated to the public, invalidated or impaired in any way, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)                                  At the Grantors’ sole cost, expense, and risk, pursue the processing and prosecution of each application for registration which is the subject of the security interest created herein and not abandon or delay any such efforts, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(d)                                 At the Grantors’ sole cost, expense, and risk, take any and all action which the Grantors reasonably deem necessary or desirable under the circumstances to protect the Intellectual Property from infringement, misappropriation or dilution, including, without limitation, the prosecution and defense of infringement actions, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

SECTION 4.                             Grantors’ Representations and Warranties.  In addition to any representations and warranties contained in any of the other Loan Documents, each Grantor represents and warrants that:

(a)                                  EXHIBIT A is a true, correct and complete list of Copyrights owned by such Grantor (which list includes all material Copyrights), applications of such Grantor for registered Copyrights (which list includes all applications for material Copyrights) and all material Copyright Licenses to which such Grantor is a party as of the date hereof.

(b)                                 EXHIBIT B is a true, correct and complete list of all Patents owned by such Grantor, applications of such Grantor for registered Patents and all material Patent Licenses to which such Grantor is a party as of the date hereof.

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(c)                                  EXHIBIT C is a true, correct and complete list of all Trademarks owned by such Grantor, applications of such Grantor for registered Trademarks and all material Trademark Licenses to which such Grantor is a party as of the date hereof.

(d)                                 Except as set forth in EXHIBITS A, B and C, none of the Intellectual Property owned by such Grantor is the subject of any material licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor as of the date hereof.

(e)                                  All IP Collateral owned by such Grantor is, and shall remain, free and clear of all Liens, encumbrances, or security interests in favor of any Person, other than Permitted Encumbrances and non-exclusive licenses of Intellectual Property granted in the ordinary course of business.

(f)                                    Such Grantor owns, or is licensed to use, all Intellectual Property reasonably necessary for the conduct of its business as currently conducted.  No claim has been asserted and is pending by any Person challenging or questioning the use by such Grantor of any of its Intellectual Property, or the validity or effectiveness of any of its Intellectual Property, that could reasonably be expected to have a Material Adverse Effect.  The use by such Grantor of the Intellectual Property does not infringe the rights of any Person in any material respect.  No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

(g)                                 Such Grantor shall give the Collateral Agent, concurrently with the delivery of the financial statements referred to in Sections 6.01(a), (b) and (c)(ii) of the Credit Agreement, written notice, with reasonable detail, following the occurrence of such Grantor’s knowing, or having reason to know, (A) that any application or registration relating to any Intellectual Property may, become forfeited, abandoned or dedicated to the public, or (B) of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the PTO, the Copyright Office or any court or tribunal) regarding such Grantor’s ownership of, or the validity or enforceability of, any Intellectual Property or such Grantor’s right to register the same or to own and maintain the same, except, in each case, where such forfeiture, abandonment, dedication, determination, development, or proceeding could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 5.                             Agreement Applies to Future Intellectual Property.

(a)                                  The provisions of this Agreement shall automatically apply to any such additional property or rights described in Section 4(g) or in Section 4.16 of the Security Agreement, above, all of which shall be deemed to be and treated as “Intellectual

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Property” within the meaning of this Agreement. Following the acquisition by any Grantor of any additional Intellectual Property required to be reported (or notice given to) the Collateral Agent pursuant to the Security Agreement, such Grantor shall deliver to the Collateral Agent, concurrently with the delivery of the financial statements referred to in Sections 6.01(a), (b) and (c)(ii) of the Credit Agreement, an updated EXHIBIT A, B, and/or C (as applicable) to this Agreement and hereby authorizes the Collateral Agent to file, at such Grantor’s expense, such updated Exhibit as set forth in Section 5(b).

(b)                                 Each of the Grantors shall execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in any Intellectual Property (including, without limitation, filings with the PTO, the Copyright Office or any similar office), and each of the Grantors hereby constitutes the Collateral Agent as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all such acts of such attorney being hereby ratified and confirmed; provided, however, that the Collateral Agent’s taking of such action shall not be a condition to the creation or perfection of the security interest created hereby.

SECTION 6.                             Grantors’ Rights To Enforce Intellectual Property.  Prior to the occurrence of an Event of Default, so long as such Grantors are acting in accordance with Section 4.16(b) of the Security Agreement with respect to such infringement actions, the Grantors shall have the exclusive right to sue for past, present and future infringement of the Intellectual Property, including the right to seek injunctions and/or money damages in an effort by the Grantors to protect the Intellectual Property against encroachment by third parties, provided, however, that:

(a)                                  The Grantors provide the Collateral Agent with written notice of the Grantors’ institution of any legal proceedings for enforcement of any Intellectual Property, the infringement of which could reasonably be expected to have a Material Adverse Effect.

(b)                                 Any money damages awarded or received by the Grantors on account of such suit (or the threat of such suit) shall constitute IP Collateral.

(c)                                  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent, by notice to the Grantors, may terminate or limit the Grantor’s rights under this Section 6.

SECTION 7.                                Collateral Agent’s Actions To Protect Intellectual Property.  In the event of:

(a)                                  any Grantor’s failure to perform or observe any of such Grantor’s covenants, agreements or other obligations hereunder; and/or

(b)                                 the occurrence and continuance of any other Event of Default,

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the Collateral Agent, acting in its own name or in that of any Grantor, may (but shall not be required to) act in any Grantor’s place and stead and/or in the Collateral Agent’s own right in connection therewith.

SECTION 8.                             Rights Upon Default.  Upon the occurrence and during the continuance of an Event of Default, in addition to all other rights and remedies under this Agreement and the other Loan Documents, the Collateral Agent may exercise all rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of New York or under other applicable Law, with respect to the Intellectual Property, in addition to which the Collateral Agent may sell, license, assign, transfer, or otherwise dispose of the Intellectual Property, subject to those restrictions to which such Grantor is subject under applicable Law and by contract.  Any Person may conclusively rely upon an affidavit of an officer of the Collateral Agent that an Event of Default has occurred and that the Collateral Agent is authorized to exercise such rights and remedies; provided, however, such an affidavit is not required to exercise any such rights and remedies or for any such Person to rely on the Collateral Agent or any officer, agent or representative thereof.  Upon the occurrence and during the continuance of an Event of Default, the use by the Collateral Agent of all Patents, Trademarks, Copyrights, Licenses and other Intellectual Property shall be worldwide and without any liability for royalties or other related charges from the Collateral Agent to the Grantors.

SECTION 9.                             Collateral Agent As Attorney-In-Fact.

(a)                                  Each of the Grantors hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as and for such Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the other Credit Parties:

(i)                                     To supplement and amend from time to time EXHIBITS A, B and C of this Agreement to include any newly developed, applied for, registered, or acquired Intellectual Property of such Grantor and any intent-to-use Trademark applications for which a statement of use or an amendment to allege use has been filed and accepted by the PTO;

(ii)                                  To exercise any of the rights and powers referenced herein; and

(iii)                               Upon the occurrence and during the continuance of an Event of Default, to execute all such instruments, documents, and papers as the Collateral Agent reasonably determines to be necessary or desirable in connection with the exercise of such rights and remedies and to cause the sale, license, assignment, transfer, or other disposition of the Intellectual Property, subject to those restrictions to which such Grantor is subject under applicable Law and by contract.

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(b)                                 The power of attorney granted herein, being coupled with an interest, shall be irrevocable until this Agreement is terminated in accordance with Section 13.

(c)                                  The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9(a), but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act, except where a court of competent jurisdiction determines by final and nonappealable judgment that the subject act or omission to act has resulted from the gross negligence or willful misconduct of the Collateral Agent.

SECTION 10.                        Collateral Agent’s Rights.   Any use by the Collateral Agent of the Intellectual Property, as authorized hereunder in connection with the exercise of the Collateral Agent’s rights and remedies under this Agreement, the Credit Agreement and the Security Agreement, shall be coextensive with the Grantor’s rights thereunder and with respect thereto and without any liability for royalties or other related charges.

SECTION 11.                        Intent.  This Agreement is being executed and delivered by the Grantors for the purpose of registering and confirming the grant of the security interest of the Collateral Agent in the IP Collateral with the PTO and the Copyright Office.  It is intended that the security interest granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the Security Interest (as defined in the Security Agreement) granted to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, under the Security Agreement.  All provisions of the Security Agreement (including, without limitation, the rights, remedies, powers, privileges and discretions of the Collateral Agent thereunder) shall apply to this Agreement and the IP Collateral, as applicable.  The provisions of this Agreement are supplemental to the provisions of the Security Agreement, and nothing contained in this Agreement shall limit any of the rights or remedies of the Collateral Agent under the Security Agreement or limit any of the representations, warranties or covenants of the Grantors under the Security Agreement.  In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the IP Collateral and the terms of the Security Agreement shall control with respect to all other Collateral.

SECTION 12.                        Further Assurances.  Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, financing statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interest or Lien in the IP Collateral granted pursuant to this Agreement and the rights and remedies created hereby or the validity or priority of such security interest or Lien, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest or Lien and the filing of any financing statements or other documents in connection herewith or therewith.  The obligations under this Section 12 shall not

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apply to actions associated with requirements of the laws of jurisdictions outside the United States.

SECTION 13.                        Termination; Release of IP Collateral.  Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest or Lien granted herein shall terminate when (i) the Aggregate Commitments have expired or been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all UCC termination statements, releases and similar documents that the Grantors shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Agreement, and the security interest or Lien granted herein shall be immediately and automatically reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of any Grantor.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 13 shall be without recourse to, or warranty by, the Collateral Agent or any other Credit Party.

SECTION 14.                        GOVERNING LAW.  IT IS INTENDED THAT ALL RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 15.                        Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 16.                        Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 17.                        Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.

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SECTION 18.                        Survival of Agreement.  All covenants, agreements, representations and warranties made by each Grantor herein and in any other Loan Document and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Credit Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans or other extensions of credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, any Lender or any other Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect unless terminated in accordance with Section 13  hereof.

SECTION 19.                        Binding Effect; Several Agreement; Assignments.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of each Grantor that are contained in this Agreement shall bind and inure to the benefit of each Grantor and its respective successors and assigns.  This Agreement shall be binding upon each Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of each Grantor, the Collateral Agent and the other Credit Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement and any such prohibited assignment or transfer by a Grantor shall be absolutely void ab initio.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.  This Agreement is a Loan Document.

SECTION 20.                        Waivers; Amendment.

(a)                                  The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Collateral Agent of any Default or Event of Default or of any default under any other agreement shall operate as a waiver of any other Default or Event of Default or of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies.  No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Collateral

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Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Secured Obligations.  No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Grantor or Grantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 21.                        Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 22.                        Marshaling.  The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the IP Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement, the other Loan Documents or under any other instrument or agreement creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 23.                        Collateral Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of itself and each other Credit Party.

SECTION 24.                        Merger; Integration.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

13

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

SECTION 25.                        Construction.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Credit Party or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 26.                        Incorporation by Reference.  All of the exhibits attached to this Agreement shall be deemed incorporated herein by reference.

SECTION 27.                        Jurisdiction; Venue; Service of Process; Jury Trial Waiver.  AGREEMENTS WITH RESPECT TO JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE SECURITY AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE SECURITY AGREEMENT.

SECTION 28.                        Security Interest Absolute.  All rights of the Collateral Agent hereunder, the security interests and Liens granted hereby and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 29.                        Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the security interest granted to the Collateral Agent, for the benefit of the Credit Parties, herein and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding the foregoing, each Grantor expressly acknowledges that notwithstanding the fact that the exercise of certain of the Collateral Agent’s and the other Credit Parties’ rights under this Agreement and the other Loan Documents may be subject to the Intercreditor Agreement, no action taken or not taken by the Collateral Agent or any other Credit Party in accordance with the terms of the Intercreditor Agreement shall constitute, or be deemed to constitute, a waiver by the Collateral Agent or any other Credit Party of any rights such Person has with respect to any Grantor under any Loan Document and except as specified herein,

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nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the other Grantors, the Collateral Agent and the other Credit Parties, shall remain in full force and effect.  If and to the extent the Term Agent is in possession or control of any Term Loan Priority Collateral, the Term Agent shall be deemed for all purposes to be holding such Term Loan Priority Collateral as the representative of and for the benefit of the Collateral Agent, on behalf of the Credit Parties.  So long as the Term Agent is acting as bailee and as agent for perfection on behalf of the Collateral Agent pursuant to the terms hereof, any obligation of any Grantor in this Agreement that requires endorsement or delivery of any Term Loan Priority Collateral to, or the possession or control of any Term Loan Priority Collateral by, the Collateral Agent shall be deemed to be complied with and satisfied if such endorsement or delivery of such Term Loan Priority Collateral is made to, or such possession or control of such Term Loan Priority Collateral is by, the Term Agent.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Grantors and the Collateral Agent have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GRANTORS:	Borrowers:

COLDWATER CREEK U.S. INC.,
a Delaware corporation

By:
Name:
Title:

COLDWATER CREEK THE SPA INC.,
an Idaho corporation

By:
Name:
Title:

COLDWATER CREEK MERCHANDISING & LOGISTICS INC., a Delaware corporation

By:
Name:
Title:

Guarantors:

COLDWATER CREEK INC.,
a Delaware corporation

By:
Name:
Title:

Signature Page to Amended and Restated Intellectual Property Security Agreement

C SQUARED LLC,
a Delaware limited liability company

By:
Name:
Title:

ASPENWOOD ADVERTISING, INC.,
a Delaware corporation

By:
Name:
Title:

CWC WORLDWIDE SERVICES INC.,
an Idaho corporation

By:
Name:
Title:

COLDWATER CREEK SOURCING INC.,
an Idaho corporation

By:
Name:
Title:

CWC SOURCING LLC,
an Idaho limited liability company

By:
Name:
Title:

Signature Page to Amended and Restated Intellectual Property Security Agreement

CWC REWARDS INC.,
an Arizona corporation

By:
Name:
Title:

Signature Page to Amended and Restated Intellectual Property Security Agreement

COLLATERAL
AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Amended and Restated Intellectual Property Security Agreement

SCHEDULE I

Borrowers

1.               Coldwater Creek U.S. Inc., a Delaware corporation

2.               Coldwater Creek The Spa Inc., an Idaho corporation

3.               Coldwater Creek Merchandising & Logistics Inc., a Delaware corporation

Exhibits to Intellectual Property Security Agreement

SCHEDULE II

Guarantors

1.               Coldwater Creek Inc., a Delaware corporation

2.               C Squared LLC, a Delaware limited liability company

3.               Aspenwood Advertising, Inc., a Delaware corporation

4.               Coldwater Creek Sourcing Inc., an Idaho corporation

5.               CWC Sourcing LLC, an Idaho limited liability company

6.               CWC Worldwide Services Inc., an Idaho corporation

7.               CWC Rewards Inc., an Arizona corporation

Exhibits to Intellectual Property Security Agreement

EXHIBIT A

List of Copyrights, Copyright Applications and Copyright Licenses

1.              Copyright Registrations

See Exhibit A.1, attached hereto.

2.              Copyright Applications

None.

3.              Copyright Licenses

None.

Exhibits to Intellectual Property Security Agreement

EXHIBIT B

List of Patents, Patent Applications and Patent Licenses

1.              Patents

None.

2.              Patent Applications

3.               None.

4.              Patent Licenses

Settlement and License Agreement, dated as of October 26, 2006, by and between Charles E. Hill & Associates, Inc., as licensor, and Coldwater Creek Inc., as licensee (“Licensee”), pursuant to which Licensee has a non-exclusive right and paid up license to practice the Hills Patent (as defined therein).

Exhibits to Intellectual Property Security Agreement

EXHIBIT C

List of Trademarks, Trademark Applications and Trademark Licenses

1.              Trademarks

Trademarks held by Coldwater Creek Inc.:

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
A DREAM A RACE A CURE & Design	78825698	3193614	Registered	28-Feb-2006	02-Jan-2007	USA
A DREAM A RACE A CURE & Design	78825722	3193616	Registered	28-Feb-2006	02-Jan-2007	USA
A DREAM A RACE A CURE & Design	78825729	3193617	Registered	28-Feb-2006	02-Jan-2007	USA
A DREAM A RACE A CURE & Design	78825746	3193618	Registered	28-Feb-2006	02-Jan-2007	USA
ASPENWOOD ADVERTISING	76365189	2765319	Registered	30-Jan-2002	16-Sep-2003	USA
COLDWATER CREEK	21824/04	KH20989/05	Registered	13-Dec-2004	21-Jan-2005	Cambodia
COLDWATER CREEK	734295	TMA448547	Registered	05-Aug-1993	06-Oct-1995	Canada
COLDWATER CREEK	5492829	5492829	Registered	07-21-2006	07- Sept-2009	China
COLDWATER CREEK	8477626	8477626	Registered	21-July-2006	28-July-2011	China
COLDWATER CREEK	(WIPO) A0020703	(WIPO) 1064079	Registered	30- Jul-2010	30- Jul-2010	WIPO Designating China
COLDWATER CREEK	815787	815787	Registered	02-Apr-1998	10-Apr-2002	European Community
COLDWATER CREEK	2378594	2378594	Registered	17-Sep-2001	22-Nov-2002	European Community
COLDWATER CREEK SPIRIT	2640068	2640068	Registered	03-Apr-2002	22-Aug-2003	European Community
COLDWATER CREEK	281605	141145	Registered	29-May-2005	15-Mar-2006	Guatemala
COLDWATER CREEK	300336753	300226753	Registered	13-Dec-2004	13-Dec-2004	Hong Kong
COLDWATER CREEK		12299	Registered		04-Apr-1988	Idaho
COLDWATER CREEK	1484183	1484183	Registered	4-Sept-2006	31-Oct-2008	India
COLDWATER CREEK	H09180502	4283173	Registered	28-Nov-1997	11-Jun-1999	Japan
COLDWATER CREEK	18050397	4332739	Registered	28-Nov-1997	05-Nov-1999	Japan

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
COLDWATER CREEK	810071995	3347507	Registered	04-Aug-1995	19-Sep-1997	Japan
COLDWATER CREEK	8100495	4110594	Registered	04-Aug-1995	06-Feb-1998	Japan
COLDWATER CREEK	810011995	3339541	Registered	04-Aug-1995	15-Aug-1997	Japan
COLDWATER CREEK	2001085180	4556805	Registered	20-Sep-2001	05-Apr-2002	Japan
COLDWATER CREEK	41200225449	104290	Registered	13-Dec-2002	10-Aug-2004	Korea, Republic of
COLDWATER CREEK	N015639	N015639	Registered	16-Dec-2004	08-Apr-2005	Macao
COLDWATER CREEK	674345	866419	Registered	30-Aug-2004	28-Jan-2005	Mexico
COLDWATER CREEK	5510	5055	Registered	27-Dec-2004	27-Dec-2004	Mongolia
COLDWATER CREEK	2005023692	22665	Registered	13-Jan-2005	16-Mar-2005	Nepal
COLDWATER CREEK	25252	345623	Registered	14-Jul-2008	13-May-2011	Paraguay
COLDWATER CREEK	575705	KOR220593	Registered	14-Dec-2004	14-Dec-2004	Thailand
COLDWATER CREEK	4200612279	0085943	Registered	01-Aug-2006	13-Aug-2007	Viet Nam
COLDWATER CREEK	73739695	1531418	Registered	14-Jul-1988	21-Mar-1989	USA
COLDWATER CREEK	76227693	2602690	Registered	20-Mar-2001	30-Jul-2002	USA
COLDWATER CREEK	75367982	2217173	Registered	03-Oct-1997	12-Jan-1999	USA
COLDWATER CREEK	76314157	2634836	Registered	17-Sep-2001	15-Oct-2002	USA
COLDWATER CREEK	76227698	2783590	Registered	20-Mar-2001	18-Nov-2003	USA
COLDWATER CREEK	74461454	1861320	Registered	12-Nov-1993	01-Nov-1994	USA
COLDWATER CREEK	74459701	1876534	Registered	18-Nov-1993	31-Jan-1995	USA
COLDWATER CREEK	76250032	2544861	Registered	02-May-2001	05-Mar-2002	USA
COLDWATER CREEK	76290949	2714390	Registered	27-Jul-2001	06-May-2003	USA
COLDWATER CREEK	76250085	2555721	Registered	02-May-2001	02-Apr-2002	USA
COLDWATER CREEK	85093140	3894084	Registered	26-Jul-2010	21-Dec-2010	USA

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
COLDWATER CREEK	85029189	3893477	Registered	03-May-2010	21-Dec-2010	USA
COLDWATER CREEK	85093329	3976916	Registered	26-Jul-2010	14-Jun-2011	USA
COLDWATER CREEK	85093286	3894086	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85093335	3894088	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85093338	3894089	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK	85093341	3894090	Registered	26-Jul-2010	21-Dec-2010	USA
COLDWATER CREEK & WAVE DESIGN	78141070	2769235	Registered	03-Jul-2002	30-Sep-2003	USA
COLDWATER CREEK & WAVE DESIGN	78141132	2740447	Registered	03-Jul-2002	22-Jul-2003	USA
COLDWATER CREEK ELEMENTS	1159758	TMA607690	Registered	20-Nov-2002	15-Apr-2004	Canada
COLDWATER CREEK SPIRIT	1148694	TMA642,366	Registered	01-Aug-2002	17-Jun-2005	Canada
COLDWATER CREEK SPIRIT	2002069462	4675684	Registered	15-Aug-2002	23-May-2003	Japan
COLDWATER CREEK SPIRIT	2002065702	4675658	Registered	02-Aug-2002	23-May-2003	Japan
COLDWATER CREEK SPIRIT	76365628	2754147	Registered	01-Feb-2002	19-Aug-2003	USA
COLDWATER CREEK SPORT	78456991	3177920	Registered	26-Jul-2004	28-Nov-2006	USA
COLDWATER CREEK THE SPA (Standard Characters)	77087272	3306042	Registered	20-Jan-2007	09-Oct-2007	USA
ECOSONG	767272	TMA471975	Registered	27-Oct-1994	04-Mar-1997	Canada
INVISIBLE COMFORT	77410485	3508430	Registered	01-Mar-2008	30-Sep-2008	USA
RIBBON LADY DESIGN	78825847	3193631	Registered	28-Feb-2006	02-Jan-2007	USA
RIBBON LADY DESIGN	78825827	3193628	Registered	28-Feb-2006	02-Jan-2007	USA
RIBBON LADY DESIGN	78825758	3193621	Registered	28-Feb-2006	02-Jan-2007	USA
RIBBON LADY DESIGN	78825773	3193625	Registered	28-Feb-2006	02-Jan-2007	USA
SPIRIT OF THE WEST	861014	TMA544680	Registered	07-Nov-1997	08-May-2001	Canada
SPIRIT OF THE WEST	810031995	3339543	Registered	04-Aug-1995	15-Aug-1997	Japan

Registered Trademark	App No.	Reg. No.	Status	File Date	Reg. Date	Country
SPIRIT OF THE WEST	810091995	4090863	Registered	04-Aug-1995	12-Dec-1997	Japan
SPIRIT OF THE WEST	810061995	4110595	Registered	04-Aug-1995	06-Feb-1998	Japan
SPIRIT OF THE WEST	74461427	1860160	Registered	12-Nov-1993	25-Oct-1994	USA
THE NATURAL WAY TO SHOP	822467	TMA487586	Registered	05-Sep-1996	02-Jan-1998	Canada
UNIQUE BY NATURE	78456949	3378479	Registered	26-Jul-2004	05-Feb-2008	USA
YOUR KIND OF CLOTHES ONLINE ALL THE TIME	1048652	TMA576681	Registered	29-Feb-2000	27-Feb-2003	Canada
COLDWATER CREEK THE SPA	78764018	3266290	Registered	30-Nov-2005	17-Jul-2007	USA
INVISIBLE COMFORT	78843932	3433086	Registered	23-Mar-2006	20-May-2008	USA
INVISIBLE COMFORT	78843931	3628892	Registered	23-Mar-2006	26-May-2009	USA
RIBBON LADY DESIGN	78825762	3720169	Registered	28-Feb-2006	01-Dec-2009	USA
COLDWATER CREEK OUTLET	77665567	3672504	Registered	06-Feb-2009	25-Aug-2009	USA
ONE CREEK	77207791	3680357	Registered	15-Jun-2007	08-Sep-2009	USA
ONE CREEK	77207782	3702061	Registered	15-Jun-2007	27-Oct-2009	USA
SHAPEME	77183068	3803552	Registered	16-May-2007	15-Jun-2010	USA
SHAPE ME	77183040	3803551	Registered	16-May-2007	15-Jun-2010	USA
LUXELLE	77127888	3554720	Registered	11-Mar-2007	30-Dec-2008	USA
MILEPOST FOUR	0806782	TMA491354	Registered	12-Mar-1996	13-Mar-1998	Canada
TRAVALLURE	77127886	3554719	Registered	11-Mar-2007	30-Dec-2008	USA
SPIRIT BY COLDWATER CREEK	77069008	3731760	Registered	21-Dec-2006	29-Dec-2009	USA
CWC (Stylized)	77069007	3547356	Registered	21-Dec-2006	16-Dec-2008	USA
GUARANTEED ALWAYS. COLDWATER CREEK	85222705	4057615	Registered	20-Jan-2011	15-Nov-2011	United States of America
ONECREEK ELITE	85109912	4053888	Registered	18-Aug-2010	08-Nov-2011	United States of America

2.              Trademark Applications

Trademark Applications by Coldwater Creek Inc.:

Pending Trademark Name	App Number	Reg Number	Trademark Status	File Date	Reg Date	Country Name
COLDWATER CREEK	8477627		Pending	14-July-2010		China

3.              Trademark Licenses

None.

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE CREDIT AGREEMENT) TO THE EXTENT PROVIDED IN SECTION 8.21 OF THIS AGREEMENT.

AMENDED AND RESTATED SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of July 9, 2012, by and among (a) each of the Persons listed on Schedule I hereto (each such Person, individually, a “Borrower” and, collectively, the “Borrowers”), (b) each of the Persons listed on Schedule II hereto (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”), (c) such other Persons who become party hereto from time to time as a “Grantor” pursuant to Section 4.14 (the Persons referred to in clauses (a), (b) and (c) above are hereinafter referred to, individually, as a “Grantor” and, collectively with any other Person now or hereafter party hereto, as the “Grantors”), and (c) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) the Grantors, (ii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (iii) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement; and

WHEREAS, reference is also made to that certain Guaranty, dated as of February 13, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Guaranty”), executed by the Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties; and

WHEREAS, the Loan Parties entered into that certain Security Agreement dated as of February 13, 2009 entered into by the Grantors and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Security Agreement”); and

1

WHEREAS, the Grantors have agreed to amend and restate the Existing Guaranty pursuant to that certain Amended and Restated Guaranty, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”), executed by the Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties, pursuant to which each Guarantor guarantees the payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and

WHEREAS, the obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Grantors of this Agreement to secure the Secured Obligations (as defined herein); and

WHEREAS, the Grantors and the Collateral Agent desire to amend and restate the Existing Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantors and the Collateral Agent, on its own behalf and on behalf of the other Credit Parties (and each of their respective successors or assigns), hereby agree that the Existing Security Agreement shall be amended and restated in its entirety to read as follows:

ARTICLE 1

Definitions

SECTION 1.01                                            Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9 (unless expressly stated otherwise); provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the Security Interest (as defined below) in any Collateral (as defined below) or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

SECTION 1.02                                            Definition of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Accessions” shall have the meaning given that term in the UCC.

“Account Debtor” shall have the meaning given that term in the UCC.

2

“Blue Sky Laws” shall have the meaning assigned to such term in Section 6.01(c) of this Agreement.

“Borrower” and “Borrowers” shall have the meaning assigned to such terms in the preamble of this Agreement.

“Chattel Paper” shall have the meaning given that term in the UCC.

“Collateral” shall mean all personal property of each Grantor, including, without limitation, all: (a) Accounts, (b) Chattel Paper, (c) Commercial Tort Claims (including, but not limited to, those Commercial Tort Claims listed on Schedule 3.07 hereto), (d) Deposit Accounts, (e) Documents, (f) Equipment, (g) Fixtures, (h) General Intangibles (including Payment Intangibles), (i) Goods, (j) Instruments, (k) Inventory, (l) Investment Property, (m) Letters of Credit and Letter-of-Credit Rights, (n) Software, (o) Supporting Obligations, (p) money, policies and certificates of insurance, deposits, cash, cash equivalents, or other property or assets (including, but not limited to, property and assets of such Grantor that now or hereafter come into the possession, custody or control of Agent), (q) all books, records, and information relating to any of the foregoing ((a) through (p)) and/or to the operation of any Grantor’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded and maintained, (r) all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((a) through (q)) or otherwise, (s) all Liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((a) through (r)), including the right of stoppage in transit, and (t) any of the foregoing, whether now owned or now due, in which any Grantor has an interest, or hereafter acquired, arising, or to become due, in which any Grantor obtains an interest, and all products, Proceeds, substitutions, and Accessions of or to any of the foregoing; provided, however, that the Collateral shall not include, and the Security Interest shall not attach to, any Excluded Assets.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Collateral Agent’s Rights and Remedies” shall have the meaning assigned to such term in Section 8.08(a).

“Commercial Tort Claim” shall have the meaning given that term in the UCC.

“Commodity Account” shall have the meaning given that term in the UCC.

“Commodity Intermediary” shall have the meaning given that term in the UCC.

“Control” shall have the meaning given that term in the UCC.

“Copyright” has the meaning specified in the Intellectual Property Security Agreement.

3

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Deposit Account” shall have the meaning given that term in the UCC and shall also include all demand, time, savings, passbook, or similar accounts maintained with a bank or other financial institution.

“Documents” shall have the meaning given that term in the UCC.

“Electronic Chattel Paper” shall have the meaning given that term in the UCC.

“Equipment” shall mean “equipment”, as defined in the UCC, and shall also mean all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Grantor’s business, and any and all Accessions or additions thereto, and substitutions therefor.

“Excluded Assets” shall mean (a) rights or interest acquired under a lease, contract, property rights agreement or license, the grant of a security interest in which shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any lease, contract, property rights agreement or license (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law or principles of equity), in each case, to the extent such prohibition or restriction has not been waived or the consent of the other party to such lease, contract, property rights agreement or license has not been obtained, provided that (A) the Proceeds from any such lease, contract, property rights agreement or license shall not constitute “Excluded Assets” to the extent that the assignment of such Proceeds is not prohibited and (B) monies due or to become due under or in connection with any described lease, contract, property rights agreement or license shall not constitute “Excluded Assets”, (b) any insurance or condemnation proceeds covering any Real Estate leased by any Grantor, or any fixtures attached or appurtenant thereto, to the extent that the same are required by the terms of the applicable lease to be maintained for the benefit of, and paid over to, the landlord of such Real Estate, (c) any Excluded Equity Interests, (d) Equipment or other property of a Grantor that is subject to a purchase money lien or capital lease that is permitted under the Credit Agreement, provided that the agreement pursuant to which such Lien or capital lease is created requires the consent of any Person other than a Grantor as a condition to the creation of any other Lien on such Equipment or property, to the extent that, and solely during the period in which, such consent has not been obtained, and (e) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment

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to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral.

“Excluded Equity Interests” means (a) any voting Equity Interest or group of Equity Interests issued by any CFC representing more than 65% of the total voting power of all outstanding “stock entitled to vote” within the meaning of Treasury Regulations sections 1.956-2(c)(2), solely to the extent that pledging or hypothecating more than 65% of the total outstanding voting Equity Interests of such CFC would result in adverse tax consequences to the Grantors or the costs to the Grantors of providing such pledge are unreasonably excessive in relation to the benefits to the Collateral Agent and the other Credit Parties of the security afforded thereby and (b) any Equity Interest issued by a Subsidiary of a CFC.

“Financial Asset” shall have the meaning given that term in the UCC.

“Financing Statement” shall have the meaning given that term in the UCC.

“Fixtures” shall have the meaning given that term in the UCC.

“General Intangibles” shall have the meaning given that term in the UCC, and shall also include, without limitation, all: Payment Intangibles; rights to payment for credit extended; deposits; amounts due to any Grantor; credit memoranda in favor of any Grantor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; rights to collect payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Grantor to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; technical data; tapes, disks, semi-conductors chips and printouts; IP Collateral (as defined in the Intellectual Property Security Agreement); proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by or credit extended or services performed, by any Grantor, whether intended for an individual customer or the general business of any Grantor, or used or useful in connection with research by any Grantor.

“Goods” shall have the meaning given that term in the UCC.

“Grantor” and “Grantors” shall have the meaning assigned to such terms in the preamble of this Agreement.

“Guarantor” and “Guarantors” shall have the meaning assigned to such terms in the preamble of this Agreement.

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“Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Indemnitee” shall have the meaning assigned to such term in Section 8.06(b) of this Agreement.

“Instruments” shall have the meaning given that term in the UCC.

“Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) any license agreements entered into by any Grantor pursuant to which (1) any Grantor has provided any license or other rights in Intellectual Property owned or controlled by such Grantor to any other Person (other than non-exclusive software licenses granted in the ordinary course of business) or (2) any Person has granted to any Grantor any license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lender Group’s rights under the Loan Documents.

“Inventory” shall have the meaning given that term in the UCC, and shall also include, without limitation, all: (a) Goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing.

“Investment Property” shall have the meaning given that term in the UCC.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit A hereto.

“Lender” and “Lenders” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Letter-of-Credit Right” shall have the meaning given that term in the UCC and shall also mean any right to payment or performance under a letter of credit, whether or not the beneficiary has demanded, or is at the time entitled to demand, payment or performance.

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“Letters of Credit” shall have the meaning given that term in the UCC.

“Material Copyright” shall have the meaning specified therefor in Section 4.16(e).

“Patent” has the meaning specified in the Intellectual Property Security Agreement.

“Payment Intangible” shall have the meaning given that term in the UCC and shall also mean any General Intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Pledged Note” has the meaning set forth in Section 3.14.

“Proceeds” shall have the meaning given that term in the UCC.

“Promissory Notes” shall have the meaning given that term in the UCC.

“Secured Obligations” shall mean, collectively, the Obligations (as defined in the Credit Agreement) and the Guaranteed Obligations (as defined in the Guaranty).

“Securities Act” shall have the meaning assigned to such term in Section 6.01(c) of this Agreement.

“Securities Account” shall have the meaning given that term in the UCC.

“Securities Intermediary” shall have the meaning given that term in the UCC.

“Security” shall have the meaning given that term in the UCC.

“Security Entitlement” shall have the meaning given that term in the UCC.

“Security Interest” shall have the meaning assigned to such term in Section 2.01 of this Agreement.

“Software” shall have the meaning given that term in the UCC.

“Supporting Obligation” shall have the meaning given that term in the UCC and shall also refer to a Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“Trademark” has the meaning specified in the Intellectual Property Security Agreement.

SECTION 1.03                                            Rules of Interpretation.  The rules of interpretation specified in Sections 1.02 through 1.05 and Section 1.07 of the Credit Agreement shall be applicable to this Agreement.

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ARTICLE 2

Security Interest

SECTION 2.01                                            Security Interest.  As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby unconditionally grants, assigns (or, with respect to the Intellectual Property, collaterally assigns) and pledges to the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired or arising and wherever located (the “Security Interest”).  Without limiting the foregoing, each Grantor hereby designates the Collateral Agent as such Grantor’s true and lawful attorney, exercisable by the Collateral Agent whether or not an Event of Default exists, with full power of substitution, at the Collateral Agent’s option, to file or transmit one or more Financing Statements, amendments, continuation statements, or to sign other documents for the purpose of perfecting, confirming, continuing, or protecting the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Collateral Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors, as debtors, and the Collateral Agent, as secured party.  Any such financing statement or amendment may indicate the Collateral as “all assets of the Grantor”, “all personal property of the debtor” or words of similar effect or may describe the Collateral as being of equal or lesser scope or with greater detail, regardless, in each case, of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or may contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements, amendments or continuation statements previously filed by Agent in any jurisdiction.  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any Financing Statement filed in connection with this Agreement without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

SECTION 2.02                                            No Assumption of Liability.  The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Credit Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

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ARTICLE 3

Representations and Warranties

Each Grantor represents and warrants to the Collateral Agent and the other Credit Parties that:

SECTION 3.01                                            Title and Authority.  Each Grantor has good and valid rights in, and title to, the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person, other than any consent or approval which has been obtained.

SECTION 3.02                                            Filings.  Upon the filing of UCC Financing Statements or other appropriate filings, recordings or registrations naming each Grantor as “debtor” and the Collateral Agent as “secured party” and containing a description of the Collateral in each governmental, municipal or other office as is necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, the Security Interest granted to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) hereunder shall constitute a legal, valid and perfected security interest in the Collateral, and no further or subsequent filing, refiling, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements or analogous filings or as a result of any change in a Grantor’s name or jurisdiction of incorporation or formation or under any other circumstances under which, pursuant to the UCC or other applicable recording or registration system, filings, registrations or recordings previously made have become misleading or ineffective in whole or in part.

SECTION 3.03                                            Validity and Priority of Security Interest.  The Security Interest constitutes (a) a legal and valid security interest in all of the Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the making of the filings described in Section 3.02 above, a perfected security interest in all of the Collateral (to the extent perfection in the Collateral can be accomplished by such filing) and (c) subject to the obtaining of Control, a perfected security interest in all of the Collateral (to the extent perfection in the Collateral can be accomplished by Control); provided, that the foregoing representation shall not apply to commercial tort claims to the extent not required to be reported under any Loan Document.  The Security Interest is and shall be prior to any other Lien on any of the Collateral, subject only to Permitted Encumbrances.

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SECTION 3.04                                            Absence of Other Liens.  The Collateral is owned by the Grantors free and clear of any Lien, except for (i) Permitted Encumbrances or (ii) Liens for which termination statements or releases (or payoff letters providing for the delivery or filing of termination statements or releases) have been delivered to the Collateral Agent on or before the Closing Date.  Except, in each case, for Permitted Encumbrances or Permitted Dispositions, no Grantor has (a) filed or consented to the filing of (i) any Financing Statement or analogous document under the UCC or any other applicable Law covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or any similar state or foreign governmental or other office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement, pledge agreement or similar instrument or agreement covering any Collateral with any foreign governmental, municipal or other office, or (b) entered into any agreement, document or instrument in which any Grantor grants Control over any Collateral, which Financing Statement, control agreement or analogous document, assignment, security agreement, pledge agreement or similar instrument or agreement is still in effect.

SECTION 3.05                                            Bailees, Warehousemen, Etc.  Except as set forth on Schedule 3.05 hereto, as of the Closing Date, no Inventory of any Grantor is in the care or custody of any third party or Person or stored or entrusted with a bailee or other third party or Person, except for Inventory (i) in transit, (ii) in the possession of service providers that clean, refurbish, inspect, package and/or re-ticket the Inventory, (iii) with respect to catalogs, marketing material and other paper products, in the possession of paper vendors, and/or (iv) fabric being held by vendors, in each case in the ordinary course of business. No Inventory of any Grantor shall hereafter be placed under the care or custody of any third party or Person or stored or entrusted with a bailee or other third party or Person unless the requirements of Section 6.17 of the Credit Agreement, if any, are satisfied.

SECTION 3.06                                            Consignments.  As of the Closing Date, except as set forth on Schedule 3.06 hereto, no Grantor has possession of any property on consignment.  After the Closing Date, no Grantor shall have possession of any property on consignment without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld, but which shall be subject to such conditions as the Collateral Agent may reasonably require).

SECTION 3.07                                            Commercial Tort Claims.  As of the date hereof, none of the Collateral consists of a Commercial Tort Claim involving reasonably expected recoveries by a Grantor, individually or in the aggregate, in excess of $250,000, except as set forth on Schedule 3.07 hereto.

SECTION 3.08                                            Instruments and Chattel Paper.  As of the date hereof, no amounts payable under or in connection with any of the Collateral are evidenced by any Instrument or Chattel Paper involving amounts, individually or in the aggregate, in excess of $250,000, other than such Instruments and Chattel Paper listed in Schedule 3.08 hereto.  Each Instrument and

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each item of Chattel Paper listed in Schedule 3.08 hereto has been properly endorsed, assigned and delivered to the Collateral Agent (or, to the extent required by the Intercreditor Agreement, the Term Agent), accompanied by instruments of transfer or assignment duly executed in blank.

SECTION 3.09                                            Securities Accounts and Commodity Accounts.  As of the date hereof, no Grantor has any Securities Accounts or Commodity Accounts other than those listed in Schedule 3.09 hereto.

SECTION 3.10                                            Electronic Chattel Paper and Transferable Records.  As of the date hereof, no amount under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act, as in effect in any relevant jurisdiction) involving amounts, individually or in the aggregate, in excess of $250,000, other than such Electronic Chattel Paper and transferable records listed in Schedule 3.10 hereto.

SECTION 3.11                                            Intellectual Property.

(a)                                  This Agreement is effective to create a valid and continuing Lien on and, upon filing of the Intellectual Property Security Agreement with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, perfected Liens in favor of the Collateral Agent on each Grantor’s Patents, Trademarks (other than Excluded Assets) and Copyrights, including, but not limited to, those specified in Exhibits A, B and C of the Intellectual Property Security Agreement, as applicable (as such Exhibits may be amended from time to time in accordance with the Credit Agreement), and such perfected Liens are enforceable as such as against any and all creditors of, and purchasers from, any Grantor.  Upon filing of the Intellectual Property Security Agreement with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, and the filing of appropriate Financing Statements, all action necessary or desirable to protect and perfect the Collateral Agent’s Lien on each Grantor’s Patents, Trademarks or Copyrights, including, but not limited to, those specified in Exhibits A, B and C of the Intellectual Property Security Agreement, as applicable (as such Exhibits may be amended from time to time in accordance with the Credit Agreement), shall have been duly taken.

(b)                                 to each Grantor’s knowledge, (i) each Grantor owns exclusively or holds Intellectual Property Licenses in all Intellectual Property that is necessary to the conduct of its business, and (ii) all contractors of each Grantor who were involved in the creation or development of any Intellectual Property for such Grantor that is necessary to the business of such Grantor have signed agreements containing assignment of Intellectual Property rights to such Grantor and obligations of confidentiality, in the case of clause (ii), except to the extent a Material Adverse Effect could not reasonably be expected to result from the absence of such signed agreements;

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(c)                                  (i) to each Grantor’s knowledge, (A) such Grantor has never infringed, misappropriated or otherwise violated and is not currently infringing, misappropriating or otherwise violating any Intellectual Property rights of any Person, and (B) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has ever infringed, misappropriated or otherwise violated or is currently infringing, misappropriating or otherwise violating any Intellectual Property rights of any Person, in each case, except where such infringement, misappropriation or other violation either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect, and (ii) there are no pending, or to any Grantor’s knowledge, threatened infringement, misappropriation or other violation claims or proceedings pending against any Grantor, and no Grantor has received any notice or other communication of any actual or alleged infringement, misappropriation or other violation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect;

(d)                                 to each Grantor’s knowledge, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in or material to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect; and

(e)                                  each Grantor has taken steps it deems reasonable in good faith to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are necessary in the business of such Grantor.

SECTION 3.12                                            Grantor Names.  The exact legal name of each Grantor is set forth on the signature pages of this Agreement or a written notice provided to the Administrative Agent pursuant to Section 6.14 of the Credit Agreement and Section 4.01 of this Agreement.

SECTION 3.13                                            Consents, Approvals, Authorizations, Orders and Actions.  No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Agent of the remedies in respect of the Collateral pursuant to this Agreement, except for (x) consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force, (y) in connection with the perfection or maintenance of the Liens created hereby (including the first priority nature thereof), or as otherwise expressly contemplated hereby in respect of the protection and enforcement of such Liens, or (z) only in connection with the execution of this Agreement, filings with the SEC in connection with the entry into a material agreement.  No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business requires any consent of any other Person that

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has not been obtained in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.

SECTION 3.14                                            [Intentionally Omitted].

SECTION 3.15                                            Representations with respect to Foreign Laws. Notwithstanding anything to the contrary in this Article 3, in the case of any Grantor that is not organized in a jurisdiction of the United States, no representation is made in this Article 3 concerning any security interest creation or perfection matters that may be required under the laws of jurisdictions outside of the United States.

ARTICLE 4

Covenants

SECTION 4.01                                            Change of Name; Location of Collateral; Records; Place of Business.

(a)                                  Each Grantor will furnish to the Collateral Agent the notices that are required to be delivered to the Administrative Agent pursuant to Section 6.14 of the Credit Agreement.  Each Grantor agrees not to effect or permit any change referred to in Section 6.14 of the Credit Agreement unless all filings have been made under the UCC or other applicable Law (other than laws of jurisdictions outside the United States) that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in the Collateral (subject only to Permitted Encumbrances) for its own benefit and the benefit of the other Credit Parties.

(b)                                 Each Grantor agrees (i) to maintain, at its own cost and expense, records with respect to the Collateral owned by it which are complete and accurate in all material respects and which are consistent in all material respects with, or better than, its current practices, but in any event to include accounting records which are complete in all material respects indicating all payments and proceeds received with respect to any part of the Collateral, and (ii) at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

SECTION 4.02                                            Protection of Security.  Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien (other than Permitted Encumbrances).

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SECTION 4.03                                            Further Assurances.  Subject to the limitations set forth in Sections 6.13 and 6.17 of the Credit Agreement, each Grantor agrees, at its own expense, to execute, acknowledge, promptly deliver and cause to be duly filed all such further documents, Financing Statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby or the validity or priority of such Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements or other documents in connection herewith or therewith.  Without limiting the foregoing, each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, Financing Statements, agreements and instruments and take all such further actions as the Collateral Agent may from time to time reasonably request to perfect the Collateral Agent’s Security Interest in the Collateral and the Proceeds therefrom (including causing the Collateral Agent to have Control of any such Collateral to the extent required under the Loan Documents and to the extent perfection in such Collateral can be accomplished by Control).  The obligations under this Section 4.03 shall not apply to actions associated with requirements of the laws of jurisdictions outside of the United States.

SECTION 4.04                                            Inspection and Verification.  Each Grantor shall, and shall cause each of its Subsidiaries to, permit representatives and independent contractors of the Collateral Agent to visit its properties and inspect the Collateral and all records related thereto (and to make extracts and copies from such records), to discuss its affairs, finances and accounts with its directors, officers and Registered Public Accounting Firm, and to conduct appraisals, commercial finance examinations and other evaluations, all in accordance with, and subject to the terms and conditions of, Section 6.10 of the Credit Agreement.  The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, subject to the limitations set forth in Sections 6.10 and 6.15 of the Credit Agreement, to verify the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third Person, by contacting Account Debtors (exclusive of landlords and vendors) or the third Person possessing such Collateral for the purpose of making such a verification.  The Collateral Agent shall have the right, subject to the confidentiality provisions of Section 10.07 of the Credit Agreement, to share any information it gains from such inspection or verification with any Credit Party.  The Grantors shall pay the fees and expenses of the Collateral Agent or such other Persons with respect to such inspections and verifications to the extent required by the terms of Section 6.10 of the Credit Agreement.

SECTION 4.05                                            Taxes; Encumbrances.  At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral (other than Permitted Encumbrances), and may take any other action which the Collateral Agent may reasonably deem necessary or desirable to repair, maintain or preserve any of the Collateral to the extent any

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Grantor fails to do so as required by the Credit Agreement or this Agreement (including, but not limited to, preserving the Collateral Agent’s Lien priority position on the Collateral (other than Permitted Encumbrances)), and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that the Collateral Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where a court of competent jurisdiction determines by final and nonappealable judgment that the Collateral Agent’s actions constitute gross negligence or willful misconduct; provided further that the making of any such payments or the taking of any such action by the Collateral Agent shall not be deemed to constitute a waiver of any Default or Event of Default arising from any Grantor’s failure to have made such payments or taken such action.  Nothing in this Section 4.05 shall be interpreted as excusing any Grantor from the performance of any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, priority of Liens, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

SECTION 4.06                                            Assignment of Security Interest.  If at any time any Grantor shall take a security interest or Lien in any property of an Account Debtor or any other Person to secure payment and performance of an Account (other than the security interest existing as of the Closing Date taken by one of the Grantors in the stock of its employees), such Grantor shall promptly take such actions as the Collateral Agent may request in order to assign such security interest or Lien to the Collateral Agent.  Such assignment need not be filed of public record unless necessary to continue the perfected and priority status of the security interest or Lien against creditors of, and transferees from, the Account Debtor or other Person granting the security interest or Lien.

SECTION 4.07                                            Continuing Obligations of the Grantors.  Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the other Credit Parties from and against any and all liability for such performance.

SECTION 4.08                                            Use and Disposition of Collateral.  None of the Grantors shall make or permit to be made a collateral assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral or shall grant Control of any Collateral to any Person, in each case except for Permitted Encumbrances.  Except for Permitted Dispositions, none of the Grantors shall make or permit to be made any sale, disposition or other transfer of the Collateral.  Each Grantor shall remain at all times in possession of the Collateral owned by it, except with respect to the following: (a) Inventory placed under the care, custody, storage or entrustment of a bailee or other third party, provided that, to the extent required by the Loan Documents, such bailee or other third party shall have delivered to the Collateral Agent a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent;

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(b) Permitted Dispositions; and (c) movement of Inventory from one location of such Grantor to another location of such Grantor.

SECTION 4.09                                            Limitation on Modification of Accounts.  None of the Grantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, except, in each case, for extensions, releases, credits, discounts, compromises or settlements granted or made (i) in the ordinary course of business or consistent with its current practices, or (ii) in the case of Accounts not included in the Borrowing Base, as such Grantor may determine appropriate in the exercise of its commercially reasonable judgment.

SECTION 4.10                                            Insurance.

(a)                                  Each Grantor shall (i) maintain or shall cause to be maintained such insurance as is required pursuant to Section 6.07 of the Credit Agreement; (ii) maintain such other insurance as may be required by applicable Law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

(b)                                 Each Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact), exercisable only after the occurrence and during the continuance of an Event of Default, for the purpose of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or in part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance as required by Section 6.07 of the Credit Agreement, and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable.  All sums disbursed by the Collateral Agent in connection with this Section 4.10, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

SECTION 4.11                                            Commercial Tort Claims.  If any Grantor shall at any time hold or acquire a Commercial Tort Claim involving reasonably expected recoveries by a Grantor in excess of $250,000 (individually or in the aggregate), such Grantor shall, not later than the next date on which the financial statements referred to in Sections 6.01(a) and (b) of the Credit Agreement are required to be delivered, notify the Collateral Agent in writing of the details

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thereof, and such Grantor shall take such actions as the Collateral Agent shall reasonably request in order to grant to the Collateral Agent, for the ratable benefit of the Credit Parties, a perfected security interest therein and in the Proceeds thereof.

SECTION 4.12                                            Legend.  Upon the occurrence and during the continuance of an Event of Default, and at the request of the Collateral Agent, each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts have been assigned to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, and that the Collateral Agent has a security interest therein.

SECTION 4.13                                            Other Actions.  In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s Security Interest in the Collateral, each Grantor covenants and agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a)                                  If any amount then payable under or in connection with any of the Collateral shall become evidenced by any Instrument or Chattel Paper with a face value individually or in the aggregate in excess of $250,000, other than such Instruments and Chattel Paper listed in Schedule 3.08 hereto, the Grantor acquiring such Instrument or Chattel Paper shall promptly (but, in any event, within five (5) Business Days after receipt thereof) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b)                                 No Grantor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (i) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent, and (ii) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Grantor shall have duly executed and delivered a control agreement with respect to such Securities Account or Commodity Account, as the case may be.  Except as otherwise permitted in Section 6.13 of the Credit Agreement and subject to Section 8.21, each Grantor shall accept any cash and Investment Property in trust for the benefit of the Collateral Agent and within one (1) Business Day of actual receipt thereof, deposit any and all cash and Investment Property (other than any Investment Property which consists of any Equity Interests pledged, and delivered, to the Collateral Agent pursuant to the Pledge Agreement), received by it into a Deposit Account or Securities Account subject to the Collateral Agent’s Control.  The provisions of this Section 4.13(b) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.  No Grantor shall grant Control over any Investment Property to any Person other than the

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Collateral Agent and, solely with respect to Securities Accounts of the Grantors covered by a Blocked Account Agreement in favor of the Term Agent, the Term Agent.

(c)                                  As between the Collateral Agent and the Grantors, the Grantors shall bear the investment risk with respect to the Investment Property and Pledged Securities (as defined in the Pledge Agreement), and the risk of loss of, damage to, or the destruction of, the Investment Property and Pledged Securities (except where a court of competent jurisdiction determines by final and nonappealable judgment that such loss, damage or destruction has resulted from the gross negligence or willful misconduct of the Collateral Agent), whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Grantor or any other Person.

(d)                                 If any amount payable under or in connection with any of the Collateral shall become evidenced by any Electronic Chattel Paper or any transferable record in an amount, individually or in the aggregate, in excess of $250,000, other than such Electronic Chattel Paper and transferable records listed in Schedule 3.10 hereto, the Grantor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent Control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction, of such transferable record.

(e)                                  If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued with a face value in excess of $250,000, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall, at the request of the Collateral Agent (and subject to Section 8.21), pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit and to cause the proceeds of any drawing under such Letter of Credit to be paid directly to the Collateral Agent after the occurrence and during the continuance of any Cash Dominion Event, or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be paid directly to the Collateral Agent after the occurrence and during the continuance of any Cash Dominion Event and applied as provided in the Credit Agreement.

SECTION 4.14                                            Joinder of Additional Grantors.  Upon the formation or acquisition of any new direct or indirect Subsidiary (other than any CFC or a Subsidiary that is held directly or indirectly by a CFC) by any Grantor, then such Grantor shall, at such Grantor’s expense,

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promptly (and in any event within (y) fifteen (15) days for any Subsidiary other than an Immaterial Subsidiary and (z) with respect to any Immaterial Subsidiary, not later than the next date on which the financial statements referred to in Sections 6.01(a) and 6.01(b) of the Credit Agreement are required to be delivered) cause such Subsidiary to execute and deliver to the Collateral Agent a Joinder Agreement substantially in the form of Exhibit A hereto and to comply with the requirements of Section 6.12 of the Credit Agreement, within the time periods specified therein, and, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of such Joinder Agreement shall not require the consent of any Grantor hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 4.15                                            Government Contracts.  Other than Accounts and Chattel Paper the aggregate value (for all such Accounts and Chattel Paper) of which does not at any one time exceed $500,000, if any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, Grantors shall promptly (and in any event not later than concurrently with the delivery of the Compliance Certificate and the financial statements referred to in Section 6.01(c) of the Credit Agreement) notify the Collateral Agent thereof and, promptly (and in any event within ten (10) days)  after request by the Collateral Agent, execute any instruments or take any steps reasonably required by the Collateral Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Collateral Agent, for the benefit of itself and the other Credit Parties, and shall provide written notice thereof under the Assignment of Claims Act or other applicable law.

SECTION 4.16                                            Intellectual Property.

(a)                                  Upon the reasonable request of the Collateral Agent, in order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to the Collateral Agent one or more Intellectual Property Security Agreements to further evidence the Collateral Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights.

(b)                                 Each Grantor shall have the duty, with respect to Intellectual Property that is necessary in the conduct of such Grantor’s business, to take commercially reasonable steps to protect and diligently enforce and defend at such Grantor’s expense its Intellectual Property.

(c)                                  Grantors acknowledge and agree that the Credit Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 4.16(c), Grantors acknowledge and agree that no Credit Party shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property

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Licenses against any other Person, but the Collateral Agent may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of the Borrowers and may be chargeable to the Loan Account.

(d)                                 Each Grantor shall provide the Collateral Agent with a written report of all new Patents, Trademarks or Material Copyrights that are registered or the subject of pending applications for registrations, and of all Intellectual Property Licenses that are material to the conduct of such Grantor’s business at the times set forth in Section 6.02(b)(i)(D) of the Credit Agreement (or, if an Event of Default has occurred and is continuing, more frequently if requested by the Collateral Agent), in each case, which were acquired, registered, or for which applications for registration were filed by any Grantor during the prior period and any statement of use or amendment to allege use with respect to intent-to-use trademark applications.  In the case of such registrations or applications therefor (except for Copyrights, only Material Copyrights), which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.  In each of the foregoing cases, the applicable Grantor shall promptly cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Patent, Trademark and Material Copyright registrations and applications therefor (with the exception of Trademark applications filed on an intent-to-use basis for which no statement of use or amendment to allege use has been filed) and material Intellectual Property Licenses as being subject to the security interests created thereunder.

(e)                                  Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any material Copyright (with such materiality being reasonably determined by such Grantor in good faith, each a “Material Copyright”) with the United States Copyright Office or any similar office or agency in another country without giving the Collateral Agent written notice thereof before or at the time of such filing and complying with Section 4.16(a). Upon receipt from the United States Copyright Office of notice of registration of any Material Copyright, each Grantor shall promptly (but in no event later than three (3) Business Days following such receipt) notify (but without duplication of any notice required by Section 6.14(d)) the Collateral Agent of such registration by delivering, or causing to be delivered, to the Collateral Agent, documentation reasonably requested by the Collateral Agent sufficient for the Collateral Agent to perfect the Collateral Agent’s Liens on such Material Copyright.  If any Grantor acquires from any Person any Material Copyright registered with the United States Copyright Office or an application to register any Material Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) notify the Collateral Agent of such

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acquisition and deliver, or cause to be delivered, to the Collateral Agent, documentation reasonably requested by the Collateral Agent sufficient for the Collateral Agent to perfect the Collateral Agent’s Liens on such Material Copyright.  In the case of such Material Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Material Copyrights.

(f)                                    [Intentionally omitted].

(g)                                 No Grantor shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person that is necessary in the conduct such Grantor’s business unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to the (and any transferees) of the Collateral Agent.

ARTICLE 5

Collections; Power of Attorney

SECTION 5.01                                            Collections.

(a)                                  Each Grantor shall at all times comply with the cash management provisions of Section 6.13 of the Credit Agreement.

(b)                                 Without the prior written consent of the Collateral Agent, no Grantor shall modify or amend the instructions pursuant to any of the Credit Card Notifications or the Blocked Account Agreements.  So long as no Event of Default has occurred and is continuing, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts; provided, however, that such authorization may, at the direction of the Collateral Agent, be terminated upon the occurrence and during the continuance of any Event of Default.

SECTION 5.02                                            Power of Attorney.  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Collateral Agent and the other Credit Parties, (a) at any time, whether or not a Default or Event of Default has occurred, to take actions required to be taken by the Grantors under Section 2.01  of this Agreement, (b) upon the occurrence and during the continuance of an Event of Default or as otherwise permitted under the Credit Agreement, (i) to take actions required to be taken by the Grantors under

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Section 5.01(a) of this Agreement; and (ii) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, and (c) upon the occurrence and during the continuance of an Event of Default or as otherwise permitted under the Credit Agreement, (i) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (ii) to sign the name of any Grantor on any invoices, schedules of Collateral, freight or express receipts, or bills of lading storage receipts, warehouse receipts or other documents of title relating to any of the Collateral; (iii) to sign the name of any Grantor on any notice to such Grantor’s Account Debtors; (iv) to sign the name of any Grantor on any proof of claim in bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts; (v) to sign change of address forms to change the address to which each Grantor’s mail is to be sent to such address as the Collateral Agent shall designate; (vi) to receive and open each Grantor’s mail, remove any Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of a Grantor, or other legal representative of a Grantor whom the Collateral Agent reasonably determines to be the appropriate person to whom to so turn over such mail; (vii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (viii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (ix) to take all such action as may be reasonably necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which any Grantor is a beneficiary; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of any Grantor; (xi) to use, license or transfer any or all General Intangibles of any Grantor, subject to those restrictions to which such Grantor is subject under applicable Law and by contract; (xii) to cause all Documents (including, without limitation, freight or express receipts, or bills of lading storage receipts, warehouse receipts or other documents of title) to name the Collateral Agent as consignee and to obtain control over the Documents; (xiii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things reasonably necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent was the absolute owner of the Collateral for all purposes; (xiv) to use any Intellectual Property of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, or Intellectual Property Licenses of such Grantor (to the extent permitted by such Intellectual Property Licenses) in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts, Letters of Credit, Letter-of-Credit Rights, Instruments, Chattel Paper or Documents, of such Grantor; and (xv) to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses of such Grantor (to the extent permitted by such Intellectual Property Licenses) and, if the Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such

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enforcement; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any other Credit Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any other Credit Party, or to present or file any claim or notice.  It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable.  To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

SECTION 5.03                                            No Obligation to Act.  The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 5.02, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act, except where a court of competent jurisdiction determines by final and nonappealable judgment that the subject act or omission to act has resulted from the gross negligence or willful misconduct of the Collateral Agent.  The provisions of Section 5.02 shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any other Credit Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any other Credit Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by applicable Law or otherwise.

ARTICLE 6

Remedies

SECTION 6.01                                            Remedies upon Default.  Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other applicable Law.  The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions at the same or different times:

(a)                                  With respect to any Collateral consisting of Accounts, General Intangibles (including Payment Intangibles), Letters of Credit, Letter-of-Credit Rights, Instruments, Chattel Paper, Documents, Investment Property and any other Collateral, the Collateral Agent may collect the Collateral with or without the taking of possession of any of the Collateral.

(b)                                 With respect to any Collateral consisting of Accounts, the Collateral Agent may: (i) demand, collect and receive any amounts relating thereto, as the Collateral Agent may determine; (ii) commence and prosecute any actions in any court for the

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purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Collateral Agent may reasonably deem appropriate; (iv) without limiting the Collateral Agent’s rights set forth in Section 5.02 hereof, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Collateral Agent was the absolute owner thereof for all purposes.

(c)                                  With respect to any Collateral consisting of Investment Property, the Collateral Agent may: (i) exercise all rights of any Grantor with respect thereto, including without limitation, the right to exercise all voting and corporate rights at any meeting of the shareholders of the Issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Collateral Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, all without liability except to account for property actually received as provided in Section 5.03 hereof; (ii) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as Collateral hereunder or apply it to the Secured Obligations; and (iii) demand, sue for, collect or make any compromise or settlement it deems desirable. The Grantors recognize that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77 (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (b) private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (c) neither the Collateral Agent nor any other Credit Party has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.  Notwithstanding anything herein to the contrary, no Grantor shall be required to register, or cause the registration of, any Investment Property under the Securities Act or any Blue Sky Laws.

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(d)                                 With respect to any Collateral, the Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor.  The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory or other Collateral with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor).  Any amounts realized from the sale of such goods which constitute augmentations to the Inventory or other Collateral (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein.  Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

(e)                                  With or without legal process and with or without prior notice or demand for performance, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Grantor, and may exclude the Grantors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent.  The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent’s taking possession thereof, and may render any Collateral unusable to the Grantors.  In no event shall the Collateral Agent be liable to any Grantor for use or occupancy by the Collateral Agent of any premises pursuant to this Section 6.01, nor for any charge (such as wages for the Grantors’ employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Collateral Agent’s Rights and Remedies (as defined herein) hereunder, other than for direct or actual damages resulting from the gross negligence or willful misconduct of the Collateral Agent as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(f)                                    The Collateral Agent may require any Grantor to assemble the Collateral and make it available to the Collateral Agent at such Grantor’s sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and such Grantor.

(g)                                 The Collateral Agent may require any Grantor to name the Collateral Agent as consignee on any Documents and to furnish the Collateral Agent with control over any such Documents.

(h)                                 Each Grantor agrees that the Collateral Agent shall have the right, subject to applicable Law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.

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(i)                                     Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Grantors such advance notice as may be practicable under the circumstances), the Collateral Agent shall give the Grantors at least ten (10) days’ prior written notice, by authenticated record, of the date, time and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made.  Each Grantor agrees that such written notice shall satisfy all requirements for notice to such Grantor which are imposed under the UCC or other applicable Law with respect to the exercise of the Collateral Agent’s Rights and Remedies upon default and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC.  Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the UCC.

(j)                                     Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.  At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Secured Obligations shall not be deemed to have been reduced as a result thereof unless and until payment in full is received thereon by the Collateral Agent.  In the event that the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and apply the proceeds from such resale in accordance with the terms of Section 6.02 of this Agreement.

(k)                                  At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Section 6.01, the Collateral Agent or any other Credit Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor, the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Credit Party from any Grantor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Credit Party may, upon compliance with the terms of

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sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.

(l)                                     For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof.  The Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations indefeasibly paid in full.

(m)                               As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

(n)                                 To the extent permitted by applicable Law, each Grantor hereby waives all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(o)                                 The Collateral Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses (to the extent permitted by such Intellectual Property Licenses) in connection with the enforcement of the Collateral Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that is pledged hereunder be registered in the name of the Collateral Agent or any of its nominees.

(p)                                 Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing.  The Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

SECTION 6.02                                            Application of Proceeds.  After the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations, the Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any

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Collateral consisting of cash, or any Collateral granted under any other of the Collateral Documents, in accordance with Section 8.03 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale or other disposition of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or by the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

ARTICLE 7

Perfection of Security Interest

SECTION 7.01                                            Perfection by Filing.  This Agreement constitutes an authenticated record, and each Grantor hereby authorizes the Collateral Agent, pursuant to the provisions of Section 2.01 and Section 5.02, to file one or more Financing Statements or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as the Collateral Agent shall reasonably deem appropriate, and the Grantors shall pay the Collateral Agent’s reasonable costs and expenses incurred in connection therewith.

SECTION 7.02                                            Other Perfection, Etc.  Each Grantor shall at any time and from time to time take such steps as the Collateral Agent may reasonably request for the Collateral Agent (a) to obtain an acknowledgment, in form and substance reasonably satisfactory to the Collateral Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Collateral Agent, (b) to obtain Control of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or Electronic Chattel Paper, with any agreements establishing Control to be in form and substance reasonably satisfactory to the Collateral Agent, and (c) otherwise to insure the continued perfection of the Collateral Agent’s security interest in any of the Collateral with the priority described in Section 3.03 and of the preservation of its rights therein (including, but not limited to, the execution on behalf of the Grantors (including supplementing or changing the schedules thereof) and filing of Intellectual Property Security Agreements (and amendments thereto) with the United States Patent and Trademark Office and the United States Copyright Office).

SECTION 7.03                                            Savings Clause.  Nothing contained in this Article 7 or elsewhere in this Agreement shall be construed to narrow the scope of the Collateral Agent’s Security Interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the Collateral Agent’s Rights and Remedies hereunder except (and then only to the extent) as mandated by the UCC.

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ARTICLE 8

Miscellaneous

SECTION 8.01                                            Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement.

SECTION 8.02                                            Grant of Non-Exclusive License.  Without limiting the provisions of Section 6.01 hereof or any other rights of the Collateral Agent as the holder of a Lien on any IP Collateral (as defined in the Intellectual Property Security Agreement), each Grantor hereby grants to the Collateral Agent, and the representatives and independent contractors of the Collateral Agent, a royalty free, non-exclusive, irrevocable license or other right to use each Grantor’s Intellectual Property (including, but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License (to the extent permitted by such Intellectual Property License))) and to use, apply, and affix any such Intellectual Property, trademark, trade name, logo, label or the like in which any Grantor now or hereafter has rights, such license to be effective upon the Collateral Agent’s exercise of the Collateral Agent’s Rights and Remedies hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or other Collateral or any sale or other disposition of Inventory or other Collateral, and each Grantor’s rights under all license and all franchise agreements shall inure to the benefit of the Collateral Agent.  The license granted in this Section 8.02 shall remain in full force and effect throughout the term of this Agreement, notwithstanding the release of any Grantor hereunder.

SECTION 8.03                                            Security Interest Absolute.  All rights of the Collateral Agent hereunder, the Security Interest and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 8.04                                            Survival of Agreement.  All covenants, agreements, representations and warranties made by each Grantor herein and in any other Loan Document and in the certificates or other instruments prepared or delivered in connection with or pursuant

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to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Credit Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, the L/C Issuer, any Lender or any other Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect unless terminated in accordance with Section 8.14  hereof.

SECTION 8.05                                            Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of each Grantor that are contained in this Agreement shall bind and inure to the benefit of each Grantor and its respective successors and assigns.  This Agreement shall be binding upon each Grantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of each Grantor, the Collateral Agent and the other Credit Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement and any such prohibited assignment or transfer by a Grantor shall be absolutely void ab initio.  This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.  This Agreement is a Loan Document.

SECTION 8.06                                            Collateral Agent’s Fees and Expenses; Indemnification.

(a)                                  Without limiting or duplicating any of their obligations under the Credit Agreement, the Guaranty or the other Loan Documents, the Grantors jointly and severally agree to pay all Credit Party Expenses incurred by the Collateral Agent.

(b)                                 Without limiting or duplicating any of their indemnification obligations under the Credit Agreement, the Guaranty or the other Loan Documents, the Grantors shall jointly and severally indemnify the Collateral Agent (or any sub-agent thereof), each other Credit Party and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, settlement payments, costs and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Grantor arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement, the Credit Agreement, the Guaranty, any other Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations

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hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Collateral Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement, the Credit Agreement and the other Loan Documents, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Grantor, or any of the Grantors’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.  In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel.

(c)                                  To the fullest extent permitted by applicable Law, no Grantor shall assert, and each Grantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby, or the transactions contemplated hereby or thereby.  No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement, the Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(d)                                 Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents.  All amounts due under this Section 8.06 shall be payable not later than ten (10) Business Days after demand therefor.

(e)                                  The agreements in this Section 8.06 shall survive the resignation of the Collateral Agent, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Secured Obligations.

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SECTION 8.07                                            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 8.08                                            Waivers; Amendment.

(a)                                  The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Collateral Agent of any Default or Event of Default or of any default under any other agreement shall operate as a waiver of any other Default or Event of Default or of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies.  No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Collateral Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Secured Obligations.  No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and the Grantor or Grantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 8.09                                            WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

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CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09.

SECTION 8.10                                            Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8.11                                            Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8.12                                            Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 8.13                                            Jurisdiction; Waiver of Venue; Consent to Service of Process.

(a)                                  EACH OF THE GRANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER

33

JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT, ANY LENDER, THE L/C ISSUER OR ANY OTHER CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OF THE GRANTORS OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH OF THE GRANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.01.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

SECTION 8.14                                            Termination; Release of Collateral.

(a)                                  Any Lien upon any Collateral will be released automatically if the Collateral constitutes property being sold, transferred or disposed of in a Permitted Disposition upon receipt by the Collateral Agent of the Net Proceeds thereof to the extent required by the Credit Agreement.  Upon at least two (2) Business Days prior written request by the Grantors, the Collateral Agent shall execute such documents as may be necessary to evidence the release of the Liens upon any Collateral described in this Section 8.14; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of any Grantor in respect of) all interests retained by any Grantor, including, without limitation, the Proceeds of any sale, all of which shall continue to constitute part of the Collateral.

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(b)                                         Except for those provisions which expressly survive the termination thereof, this Agreement and the Security Interest granted herein shall terminate when (i) the Aggregate Commitments have expired or been terminated, (ii) all of the Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been indefeasibly paid in full in cash, (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all UCC-3 termination statements, releases and similar documents that the Grantors shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Agreement, the other Loan Documents and the Security Interest granted herein shall be immediately and automatically reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of any Grantor.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 8.14 shall be without recourse to, or warranty by, the Collateral Agent or any other Credit Party.

SECTION 8.15                                            Conflict.

(a)                                  The provisions of the Pledge Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Pledge Agreements shall limit any of the rights or remedies of the Collateral Agent hereunder.  In the event of a conflict between this Agreement and the Pledge Agreements, the terms of the Pledge Agreements shall control with respect to the Pledged Collateral (as defined in the applicable Pledge Agreement) and the terms of this Agreement shall control with respect to all other Collateral.

(b)                                 The provisions of the Intellectual Property Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Intellectual Property Security Agreements shall limit any of the rights or remedies of the Collateral Agent hereunder.  In the event of a conflict between this Agreement and the Intellectual Property Security Agreement, the terms of the Intellectual Property Security Agreement shall control with respect to the IP Collateral (as defined in the Intellectual Property Security Agreement) and the terms of this Agreement shall control with respect to all other Collateral.

SECTION 8.16                                            Marshaling.  The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies

35

hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement, the other Loan Documents or under any other instrument or agreement creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

SECTION 8.17                                            Collateral Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of itself and each other Credit Party.

SECTION 8.18                                            Merger; Integration.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

SECTION 8.19                                            Construction.  Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Credit Party or any Grantor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 8.20                                            Incorporation by Reference.  All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

SECTION 8.21                                            Intercreditor Agreement.  Notwithstanding anything herein to the contrary, the security interest granted to the Collateral Agent, for the benefit of the Credit Parties, herein and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding the foregoing, each Grantor expressly acknowledges and agrees that, notwithstanding the fact that the exercise of certain of the Collateral Agent’s and the other Credit Parties’ rights under this Agreement and the other Loan Documents may be subject to the Intercreditor Agreement, no action taken or not taken by the Collateral Agent or any other Credit Party in accordance with the terms of the Intercreditor Agreement shall constitute, or be deemed to constitute, a waiver by the Collateral Agent or any other Credit Party of any rights such Person has with respect to any Grantor under any Loan Document and except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the other Grantors, the Collateral Agent and the other Credit Parties, shall remain in full force and effect.

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If and to the extent the Term Agent is in possession or control of any Term Loan Priority Collateral, the Term Agent shall be deemed for all purposes to be holding such Term Loan Priority Collateral as the representative of and for the benefit of the Collateral Agent, on behalf of the Credit Parties.  So long as the Term Agent is acting as bailee and as agent for perfection on behalf of the Collateral Agent pursuant to the terms hereof, any obligation of any Grantor in this Agreement that requires endorsement or delivery of any Term Loan Priority Collateral to, or the possession or control of any Term Loan Priority Collateral by, the Collateral Agent shall be deemed to be complied with and satisfied if such endorsement or delivery of such Term Priority Collateral is made to, or such possession or control of such Term Loan Priority Collateral is by, the Term Agent.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

GRANTORS:	Borrowers:

COLDWATER CREEK U.S. INC.,
a Delaware corporation

By:
Name:
Title:

COLDWATER CREEK THE SPA INC.,
an Idaho corporation

By:
Name:
Title:

COLDWATER CREEK MERCHANDISING & LOGISTICS INC., a Delaware corporation

By:
Name:
Title:

Guarantors:

COLDWATER CREEK INC.,
a Delaware corporation

By:
Name:
Title:

Signature Page to Amended and Restated Security Agreement

C SQUARED LLC,
a Delaware limited liability company

By:
Name:
Title:

ASPENWOOD ADVERTISING, INC.,
a Delaware corporation

By:
Name:
Title:

CWC WORLDWIDE SERVICES INC.,
an Idaho corporation

By:
Name:
Title:

COLDWATER CREEK SOURCING INC.,
an Idaho corporation

By:
Name:
Title:

CWC SOURCING LLC,
an Idaho limited liability company

By:
Name:
Title:

Signature Page to Amended and Restated Security Agreement

CWC REWARDS INC.,
an Arizona corporation

By:
Name:
Title:

Signature Page to Amended and Restated Security Agreement

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Amended and Restated Security Agreement

SCHEDULE I

Borrowers

1.                                       Coldwater Creek U.S. Inc., a Delaware corporation

2.                                       Coldwater Creek The Spa Inc., an Idaho corporation

3.                                       Coldwater Creek Merchandising & Logistics Inc., a Delaware corporation

SCHEDULE II

Guarantors

1.                                       Coldwater Creek Inc., a Delaware corporation

2.                                       C Squared, LLC, a Delaware limited liability company

3.                                       Aspenwood Advertising, Inc., a Delaware corporation

4.                                       CWC Worldwide Services Inc., an Idaho corporation

5.                                       Coldwater Creek Sourcing Inc., an Idaho corporation

6.                                       CWC Sourcing LLC, an Idaho limited liability company

7.                                       CWC Rewards Inc., an Arizona corporation

1

EXHIBIT A

Form of Joinder Agreement

[Name of New Grantor]

[Address of New Grantor]

[Date]

Ladies and Gentlemen:

Reference is made to the Amended and Restated Security Agreement, dated as of July 9, 2012 (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by and among (a) each of the Persons listed on Schedule I to the Security Agreement (each such Person, individually, a “Borrower” and, collectively, the “Borrowers”), (b) each of the Persons listed on Schedule II to the Security Agreement (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”), (c) such other Persons that become party from time to time to the Security Agreement as a “Grantor” pursuant to Section 4.14 of the Security Agreement (the Persons set forth in clauses (a), (b) and (c) above are hereinafter referred to, individually, as a “Grantor” and, collectively with any other Borrower or Guarantor now or hereafter party hereto, as the “Grantors”), and (c) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties.  All capitalized terms used but not defined herein shall have the meanings set forth in the Security Agreement, or if not defined therein, in the Credit Agreement (as defined in the Security Agreement).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned (the “New Grantor”), pursuant to Section 4.14 of the Security Agreement.  The New Grantor hereby agrees to be bound as a [Borrower/Guarantor] and as a Grantor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement.  Without limiting the generality of the foregoing, the New Grantor hereby unconditionally grants, assigns (or, with respect to the Intellectual Property, collaterally assigns) and pledges to the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity,

Exhibit A to Amended and Restated Security Agreement

1

by acceleration or otherwise) of the Secured Obligations, a continuing Lien on and security interest in, all of its right, title and interest in, to and under the Collateral, whether now owned or hereafter acquired or arising and wherever located, and expressly assumes all obligations and liabilities of a [Borrower/Guarantor] and Grantor under the Security Agreement.  The New Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantors contained in the Security Agreement.

Annexed hereto are supplements to each of the schedules to the Security Agreement with respect to the New Grantor.  Such supplements shall be deemed to be part of the Security Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page of this Joinder Agreement by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

This Joinder Agreement is a Loan Document.  The Security Agreement, as supplemented hereby, shall remain in full force and effect.

The New Grantor represents and warrants to the Collateral Agent and the other Credit Parties that this Joinder Agreement has been duly executed and delivered by the New Grantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganizational, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

AGREEMENTS WITH RESPECT TO JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE SECURITY AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE SECURITY AGREEMENT.

[remainder of page intentionally left blank]

Exhibit A to Amended and Restated Security Agreement

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IN WITNESS WHEREOF, the New Grantor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW GRANTOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent

By:
Name:
Title:

Exhibit A to Amended and Restated Security Agreement

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SCHEDULE 3.05

Bailees; Warehousemen

To the extent that Inventory that is located at premises leased by a Loan Party is considered Inventory in the custody or care of a third party, then such Inventory is maintained at each of the locations listed on schedule 5.08(b)(2) of the Credit Agreement.

Schedules to Amended and Restated Security Agreement

SCHEDULE 3.06

Consignments

None.

Schedules to Amended and Restated Security Agreement

SCHEDULE 3.07

Commercial Tort Claims

None.

Schedules to Amended and Restated Security Agreement

SCHEDULE 3.08

Instruments and Chattel Paper

To the extent constituting an Instrument, that certain Amended and Restated Intercompany Note, dated July 9, 2012, by the Loan Parties in favor of the Loan Parties.

To the extent constituting an Instrument, that certain Amended and Restated Demand Note, dated July 9, 2012, with Coldwater Creek Inc. as maker and CWC Rewards Inc. as holder.

The Loan Parties have an outstanding loan to the SVP of Product Development, in the amount of $39,375, and the loan is secured by a security interest in the employee’s stock.

Schedules to Amended and Restated Security Agreement

SCHEDULE 3.09

Securities Accounts and Commodity Accounts

Securities Account #*** in the name of Coldwater Creek Inc. (“Customer”) maintained with Wells Fargo Brokerage Services, LLC (“Intermediary”), which will become subject to a Securities Account Control Agreement, by and among Customer, Intermediary and Collateral Agent, as a post-closing requirement under the Credit Agreement.

Schedules to Amended and Restated Security Agreement

SCHEDULE 3.10

Electronic Chattel Paper and Transferable Records

None.

Schedules to Amended and Restated Security Agreement

EXECUTION COPY

DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS

AND

FIXTURE FILING

This Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (this “Security Instrument”), executed effective as of July 9, 2012, from COLDWATER CREEK MERCHANDISING & LOGISTICS INC., a Delaware corporation (“Grantor”), whose address for purposes hereof is 1 Coldwater Creek Dr., Sandpoint, Idaho 83864, Attention: Chief Financial Officer, to FIRST AMERICAN TITLE INSURANCE COMPANY, as Trustee, 7311 Potomac Drive, Boise, Idaho 83704 (together with his, her or its successors in the trust, the “Trustee”), for the use and benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent for its own benefit and the benefit of the other Credit Parties (as such term is defined in the Credit Agreement referred to below), whose address for purposes hereof is One Boston Place, 19th Floor, Boston, Massachusetts 02108, Attention: Michele L. Ayou (“Beneficiary”).  Grantor is also sometimes referred to herein as the “Debtor,” or “Assignor.” Beneficiary is also sometimes referred to herein as “Secured Party”, “Assignee” or “Collateral Agent”.  This instrument is also an assignment of rents and leases from Assignor to Assignee, and a security agreement between Grantor, as debtor, and Beneficiary, as secured party.

R E C I T A L S:

A.                                   Reference is made to that certain Amended and Restated Credit Agreement dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated from time to time in accordance with its terms and the terms hereof, the “Credit Agreement”; capitalized terms used in this Security Instrument without definition have the respective meanings ascribed to such terms in the Credit Agreement), by and among (i) Grantor and the other Borrowers and the Guarantors named therein, (ii) the Lenders from time to time party thereto (individually a “Lender” and collectively, the “Lenders”), and (iii) Beneficiary, as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which Lenders have agreed to make Loans to the Borrowers upon and subject to the terms and conditions specified in the Credit Agreement.

B.                                     The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by Grantor of this Security Instrument to secure the Secured Obligations (as defined in Section 2.2 hereof).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

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A G R E E M E N T S:

ARTICLE 1

IDENTIFICATION OF THE SECURED PROPERTY

AND ITS CONVEYANCE TO THE TRUSTEE

Section 1.1                                                 Grantor’s Conveyance of the Secured Property to the Trustee to Secure the Secured Obligations.  To secure payment of the Secured Obligations described and defined in Article 2, in consideration of the uses and trusts (the “Trust”) established and continued by this Security Instrument and in consideration of Ten Dollars ($10.00) and other valuable consideration paid before delivery of this Security Instrument by Grantor to Beneficiary, who hereby acknowledges its receipt and that it is reasonably equivalent value for this Security Instrument and all other security and rights given by Grantor, Grantor has granted, sold, bargained, conveyed, transferred, assigned and set over and by these presents does grant, bargain, sell, convey, transfer, assign and set over unto the Trustee, IN TRUST WITH POWER OF SALE, all of the following property (collectively, the “Secured Property”):

(a)                                             Real Property.  All of the real estate and premises described or referred to on Exhibit A attached hereto, which real estate and premises is (i) not more than eighty (80) acres and (ii) at least one of the following statements regarding the real estate and premises is accurate (x) it is not principally used for the agricultural production of crops, livestock, dairy, or aquatic goods, (y) it is not more than forty (40) acres regardless of use, or (z) it is located within an incorporated city or village as of the date hereof, together with (i) all of Grantor’s estate, right, title and interest in and to all easements and rights-of-way for utilities, ingress or egress to or from said property and (ii) all interests of Grantor in and to all streets, rights-of-way, alleys or strips of land adjoining said property (collectively, the “Real Property”);

(b)                                            Buildings and Improvements.  All existing and all future buildings on the Real Property and other improvements to it, all of which Grantor and Beneficiary hereby irrevocably declare to be real estate and part of the Real Property, including all water, sewage and drainage facilities, wells, treatment plants, supply, collection and distribution systems, paving, landscaping and other improvements (collectively, the “Improvements”);

(c)                                             Fixtures, Equipment and Supplies.  All fixtures, equipment and supplies (the “Fixtures and Equipment”) now or hereafter owned by Grantor and attached to, used, intended or acquired for use for, or in connection with, the construction, maintenance, operation or repair of the Real Property, Appurtenances (as defined below) or Improvements, or for the present or future replacement or replenishment of used portions of it, and all related parts, filters and supplies, including but not limited to, all heating, lighting, cooling, ventilating, air conditioning, environment control, refrigeration, plumbing, incinerating, water-heating, cooking, computing, monitoring, measuring, controlling, distributing and other equipment and fixtures, and all renewals and replacements of them (to the extent the foregoing are not currently leased by the Grantor and subject to a granted security interest), all substitutions for them and all additions and accessions to them, all of which Grantor and Beneficiary hereby also irrevocably declare to be real estate and part of the Real Property;

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(d)                                            Leases.  All Leases (as such term is defined in Section 8.1 below);

(e)                                             Rents.   All of the rents, revenues, issues, profits, proceeds, receipts, income, accounts and other receivables arising out of or from the Real Property and all buildings and other improvements located thereon, including, without limitation, lease termination fees, purchase option fees and other fees and expenses payable under any Lease;

(f)                                    Intangibles.  All of Grantor’s interests in General Intangibles, including Payment Intangibles and Software (each as defined in the UCC (as defined in Section 3.1 hereof)) now owned or hereafter acquired and related to the Property (as defined in Section 3.1 hereof), including, without limitation, all of Grantor’s right, title and interest in and to: (1) all agreements, licenses, permits and contracts to which Grantor is or may become a party and which relate to the Property, including, without limitation, Grantor’s rights, but not liability for any breach by Grantor, under all commitments, insurance policies (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government sponsored program or entity), plans and specifications, permits, contracts and agreements for the design, construction, operation or inspection of the Improvements and other contracts and general intangibles (including but not limited to payment intangibles, trademarks, trade names, goodwill, software and symbols) related to the Property or the operation thereof; (2) all obligations and indebtedness owed to Grantor thereunder; (3) all intellectual property related to the Property; and (4) all choses in action and causes of action relating to the Property;

(g)                                            Utilities.  To the extent assignable by Grantor, all Grantor’s right, title and interest in and to all wastewater, fresh water and other utilities capacity and facilities (the “Utilities Capacity”) available or allocable to the Real Property and Improvements or dedicated to or reserved for them pursuant to any system, program, contract or other arrangement with any public or private utility, and all related or incidental licenses, rights and interests, whether considered to be real, personal or mixed property, including the right and authority to transfer or relinquish any or all such rights and the right to any credit, refund, reimbursement or rebate for utilities facilities construction or installation or for any reservation fee, standby fee or capital recovery charge promised, provided or paid for by Grantor or any of Grantor’s predecessors, to the full extent now allocated or allocable to the Real Property or Improvements, plus all additional Utilities Capacity, if any, not dedicated or reserved to the Real Property or Improvements but which is now or hereafter owned or controlled by Grantor, to the full extent that such additional Utilities Capacity is necessary to allow development, marketing and use of the Real Property or Improvements for their highest and best use;

(h)                                            After-acquired Property.  All right, title and interest acquired by Grantor in or to the Real Property, Appurtenances, Improvements, Fixtures and Equipment, Leases and Utilities Capacity after execution of this Security Instrument;

(i)                                                Appurtenances.  All of Grantor’s estate, right, title and interest in and to all easements and rights-of-way for utilities, ingress or egress to or from the Real Property and (ii) all interests of Grantor in and to all streets, rights-of-way, alleys or strips of land adjoining the Real Property, together with appurtenances, if any (the “Appurtenances”) incident or appertaining to the

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Real Property, Improvements, Fixtures and Equipment, Leases or Utilities Capacity or any part of them;

(j)                                                Oil and Gas.  All Grantor’s right, title and interest in and to all existing and future minerals, oil, gas and other hydrocarbon substances in, upon, under or through the Real Property and the proceeds therefrom;

(k)                                             Reversions and Remainders.  All rights and estates of Grantor in reversion or remainder to the Real Property, Appurtenances, Improvements, Fixtures and Equipment, Leases, Utilities Capacity or Appurtenances or any part of them;

(l)                                                Contractual Rights.  To the extent assignable by Grantor, all right, title and interest of Grantor in and to all contracts (including contracts for the lease or the sale or exchange of all or any portion of the Real Property, Appurtenances or the Improvements), franchises, licenses and permits whether executed, granted or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to or connected with the construction, development, occupancy or sale of the Real Property or the Improvements, whether now or at any time hereafter existing, and all amendments and supplements thereto and renewals and extensions thereof at any time made, and all rebates, refunds, escrow accounts and funds, or deposits and all other sums due or to become due under and pursuant thereto and all powers, privileges, options and Grantor’s other benefits thereunder; and

(m)                                          Other Estates and Interests.  All other estates, easements, interests, licenses, rights, titles, powers or privileges of every kind and character which Grantor now has, or at any time hereafter acquires, in and to any of the foregoing, including the proceeds from condemnation, or threatened condemnation, and the proceeds of any and all insurance covering any part of the foregoing; and all related parts, accessions and accessories to any of the foregoing and all replacements or substitutions therefor, as well as all other Improvements, Fixtures and Equipment, Leases, Utilities Capacity and Appurtenances now or hereafter placed thereon or accruing thereto.

Provided, however, that the Secured Property shall not include, and the grant or transfer of the security interest in the Secured Property, shall not attach to, any (a) rights or interest acquired under a lease, contract, property rights agreement or license, the grant of a security interest in which shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of the Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any lease, contract, property rights agreement or license (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable Law or principles of equity), in each case, to the extent such prohibition or restriction has not been waived or the consent of the other party to such lease, contract, property rights agreement or license has not been obtained, provided that the Proceeds (as defined in the UCC) from any such lease, contract, property rights agreement or license shall not be excluded from Secured Property to the extent that the assignment of such Proceeds is not prohibited, and (b) Fixtures and Equipment or other property of the Grantor that is subject to a purchase money lien or capital lease that is permitted under the Credit Agreement, provided that the agreement pursuant to which such Lien or capital lease is created requires the consent of any person other than the Grantor as a condition to the creation of any other Lien on such Fixtures, Equipment or property, to the extent

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that, and solely during the period in which, such consent has not been obtained (all of the items in (a) and (b) are hereinafter referred to as “Excluded Assets”).

Section 1.2                                                 Habendum and Title Warranty.  TO HAVE AND TO HOLD the Secured Property, together with every right, privilege, hereditament and appurtenance belonging or appertaining to it, unto the Trustee, its successors or substitutes in the Trust and its assigns, forever.  Grantor represents that Grantor is the lawful owner of the Secured Property with good and marketable title and has the right and authority to mortgage, grant and convey the Secured Property, and that the Secured Property is free and clear of all liens, claims and encumbrances, subject to the matters set forth on Exhibit B attached hereto and incorporated herein, and THOSE “Permitted Encumbrances” as such term is defined in the Credit Agreement (collectively, the “Permitted Liens”).  Grantor hereby binds Grantor and Grantor’s successors and assigns to forever WARRANT and DEFEND the Secured Property and every part of it unto the Trustee for the benefit of Beneficiary, against the claims and demands of every person whomsoever lawfully claiming or to claim it or any part of it; subject, however, to the Permitted Liens.

ARTICLE 2

THE SECURED OBLIGATIONS

Section 2.1                                                 Conveyance in Trust to Secure Designated Obligations.  This conveyance to the Trustee is in trust to secure all of the following present and future debt and obligations (collectively, the “Secured Obligations”):

(a)                                  The payment and performance of all indebtedness and obligations of the Grantor and the other Loan Parties under the Credit Agreement and the other Loan Documents, including, without limitation, all of the “Obligations” as such term is defined in the Credit Agreement;

(b)                                 Any and all modifications, extensions and renewals of the Loans or the Note, the Credit Agreement or any of the other Loan Documents;

(c)                                  The payment and performance of Grantor’s obligations under this Security Instrument;

(d)                                 The payment of all sums advanced or paid out by the Beneficiary under any provision of this Security Instrument or to protect the security of this Security Instrument;

(e)                                  The payment of the principal and interest on all other future loans or advances made by the Beneficiary or the Lenders to Grantor and the other Borrowers (or any successor-in-interest to the Grantor) when the note or other agreement evidencing the loan or advance specifically states that it is secured by this Security Instrument (“Future Advances”), including all extensions, renewals and modifications of any Future Advances;

(f)                                    All other indebtedness and other obligations of Grantor, if any, described or referred to in this Security Instrument; and

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(g)                                            Any and all sums and the interest which accrues on them as provided in this Security Instrument which Beneficiary may advance or which Grantor may owe Beneficiary pursuant to this Security Instrument on account of Grantor’s failure to keep, observe or perform any of Grantor’s covenants under this Security Instrument.

Section 2.2                                                 Secured Obligations Defined.  The term “Secured Obligations” means and includes all of the indebtedness and all obligations described or referred to in Section 2.1 above including, without limitation, the indebtedness and obligations of the Loan Parties under the Credit Agreement, the Notes and the other Loan Documents.  The Secured Obligations includes interest and other obligations accruing or arising after commencement of any case under any bankruptcy or similar laws by or against Grantor or any of the other Loan Parties.  The Secured Obligations also includes all reasonable out-of-pocket attorneys’ fees and any other reasonable out-of-pocket expenses incurred by Beneficiary in enforcing any of the Loan Documents.  All liens, assignments and security interests created, represented or continued by this Security Instrument, both present and future, shall be first, prior and superior to any lien, assignment, security interest, charge, reservation of title or other interest heretofore, concurrently or subsequently suffered or granted by Grantor or Grantor’s successors or assigns on any of the Property (as hereinafter defined), except for Permitted Liens.

ARTICLE 3

SECURITY AGREEMENT

Section 3.1                                                 Grant of Security Interest.  Without limiting any of the provisions of this Security Instrument, Grantor, as debtor (whether one or more) hereby grants to Beneficiary, as secured party (whether one or more), a security interest in all of Grantor’s remedies, powers, privileges, rights, titles and interests (including all of Grantor’s power, if any, to pass greater title than it has itself) of every kind and character now owned or hereafter acquired, created or arising in and to (i) the Secured Property (including both that now and that hereafter existing) to the full extent that the Secured Property may be subject to Article 9 of the Uniform Commercial Code of the State in which the Secured Property is located (the “UCC”), (ii) all equipment, machinery and fixtures installed upon, or acquired for installation upon, the Secured Property or otherwise related to the Secured Property, provided, if such equipment, machinery and/or fixtures are acquired pursuant to a lease and granted security interest, Beneficiary’s security interest shall be subordinate, (iii) all security deposits under Leases now or at any time hereafter held by or for Grantor’s benefit, all monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Secured Property, all funds, accounts, instruments, accounts receivable, documents, trademarks, trade names and symbols used in connection with the use and operation of the Secured Property, all notes or chattel paper arising from or by virtue of any transactions related to the Secured Property, all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Secured Property, and all guaranties and warranties obtained with respect to all improvements, equipment, machinery, fixtures and components of any thereof located on or installed at the Secured Property, and (iv) the following described property:

(a)                                             Contracts.  All contracts now or hereafter entered into by and between Grantor and any general contractor or between Grantor and any other party, as well as all right, title and interest of Grantor under any subcontracts, providing for the construction (original, restorative or

6

otherwise) of any improvements to or on any of the Secured Property or the furnishing of any materials, supplies, equipment or labor in connection with any such construction;

(b)                                            Plans.  To the extent assignable, all of the plans, specifications and drawings (including plot plans, foundation plans, floor plans, elevations, framing plans, cross-sections of walls, mechanical plans, electrical plans and architectural and engineering plans and architectural and engineering studies and analyses) heretofore or hereafter prepared by any architect, engineer or other design professional and owned by and in the possession of Grantor, in respect of any of the Secured Property;

(c)                                             Design Agreements.  To the extent assignable, all agreements now or hereafter entered into by Grantor with any person or entity in respect of architectural, engineering, design, management, development or consulting services rendered or to be rendered in respect of planning, design, inspection or supervision of the construction, management or development of any of the Secured Property; and

(d)                                            Bonds. Any completion bond, performance bond and labor and material payment bond and any other bond relating to the Secured Property or to any contract providing for construction of improvements to any of the Secured Property.

Together with all substitutions for and proceeds of any of the foregoing received upon the rental, sale, exchange, transfer, collection or other disposition or substitution of it and together with all general intangibles related to any of the foregoing Property now owned by Grantor or existing or hereafter acquired, created or arising.

All the property described or referred to in this Section 3.1 is collectively referred to as the “Collateral”, and the Collateral shall include any and all proceeds of any of the above-described Collateral; provided, however, that the Collateral shall not include, and the security interest in the Collateral shall not attach to, any Excluded Assets.  The Secured Property and the Collateral are collectively referred to as the “Property”. In the event of any express inconsistency between the provisions of this Section and Article 8 regarding any Lease, the provisions of Article 8, to the extent valid, enforceable and in effect, shall govern and control.

Section 3.2                                                 Grantor’s Covenants Concerning Personalty Subject to the UCC.  Debtor covenants and agrees with Secured Party that in addition to and cumulative of any other remedies granted in this Security Instrument to Secured Party or the Trustee, upon the occurrence and during the continuance of an Event of Default (as defined in Article 6 below), to the fullest extent permitted by applicable law:

(a)                                             Secured Party is authorized, in any legal manner and without breach of the peace, to take possession of the Collateral and of all books, records and accounts relating thereto and to exercise without interference from Debtor any and all rights which Debtor has with respect to the management, possession, operation, protection or preservation of the Collateral, including the right to sell or rent the same for the account of Debtor and to deduct from such sale proceeds or such rents all reasonable, documented and actual costs, expenses and liabilities of every character incurred by Secured Party in collecting such sale proceeds or such rents and in managing, operating, maintaining, protecting or preserving the Collateral and to apply the remainder of such sales proceeds or such

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rents on the Secured Obligations in such manner as Secured Party may elect. Secured Party may take possession of Debtor’s premises to store any Collateral and to conduct any sale as provided for herein, all without compensation to Debtor.  All reasonable, documented and actual costs, expenses, and liabilities incurred by Secured Party in collecting such sales proceeds or such rents, or in managing, operating, maintaining, protecting or preserving such properties, if not paid out of such sales proceeds or such rents as hereinabove provided, shall constitute a demand obligation owing by Debtor and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Secured Obligations.  If necessary to obtain the possession provided for above, Secured Party may invoke any and all legal remedies to dispossess Debtor, including specifically one or more actions for forcible entry and detainer. In connection with any action taken by Secured Party pursuant to this Section, Secured Party shall not be liable for any loss sustained by Debtor resulting from any failure to sell or let the Collateral, or any part thereof, or from other act or omission of Secured Party with respect to the Collateral unless such loss is caused by the gross negligence or willful misconduct of Secured Party, nor shall Secured Party be obligated to perform or discharge any obligation, duty, or liability under any sale or lease agreement covering the Collateral or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder.

(b)                                            Secured Party may, after providing written notice to Debtor at least ten (10) days prior to a public or private sale, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party or any Beneficiary may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Secured Obligations and thereafter hold the same absolutely free from any right or claim of whatsoever kind.  In any such public or private sale, each secured party if bidding for its own account or for its own account and the accounts of other secured party is prohibited from including in the amount of its bid an amount to be applied as a credit against its Note; instead, such secured party must bid in cash only; provided that this provision is for the sole benefit of Secured Party and shall not inure to the benefit of any Debtor.  However, in any such public or private sale, Secured Party may (but shall not be obligated to) submit a bid for all secured parties (including itself) in the form of a credit against the Secured Obligations owed to all of secured parties, and Secured Party or its designee may (but shall not be obligated to) accept title to property purchased at such public or private sale for and on behalf of all secured parties.  Upon any such sale Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtor written notice at the address set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party’s intention to make any such public or private sale. Such notice (if any is required by applicable law) shall be personally delivered or mailed, postage prepaid, at least ten (10) calendar days before the date fixed for a public sale, or at least (10) calendar days before the date after which the private sale or other disposition is to be made, unless the Collateral is of a type customarily sold on a recognized market, is perishable or threatens to decline speedily in value. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at

8

such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner.  Debtor shall remain liable for any deficiency.

(c)                                             Secured Party shall have all the rights of a secured party after default under the UCC and in conjunction with, in addition to or in substitution for those rights and remedies:

(i)                          Secured Party may require Debtor to assemble the Collateral and make it available at a place Secured Party designates which is mutually convenient to allow Secured Party to take possession or dispose of the Collateral; and

(ii)                       it shall not be necessary that Secured Party take possession of the Collateral or any part thereof before the time that any sale pursuant to the provisions of this Article is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; and

(iii)                    before application of proceeds of disposition of the Collateral to the Secured Obligations, such proceeds shall be applied to the reasonable, documented and actual expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable, documented and actual attorneys’ fees and legal expenses incurred by Secured Party, Debtor to remain liable for any deficiency; and

(iv)                   the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the indebtedness secured hereby, this Security Instrument and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; and

(v)                      in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder; and

(vi)                   Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party,

9

including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

(vii)                demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party is hereby authorized to sell hereunder any evidence of Secured Obligations it may hold as security for the Secured Obligations.  Debtor WAIVES the right to require Secured Party to pursue any other remedy for the benefit of Debtor and agrees that Secured Party may proceed against Debtor (or any other party obligated in any manner for payment or performance of any portion of the Secured Obligations) for the amount of the Secured Obligations owed to Secured Party without taking any action against any other party or any other person or entity and without selling or otherwise proceeding against or applying any of the Collateral in Secured Party’s possession.

Section 3.3                                                 UCC Rights are not Exclusive.  Should Secured Party elect to exercise its rights under the UCC as to part of the personal property or fixtures as Collateral described in this Security Instrument, such election shall not preclude Secured Party or the Trustee from exercising any or all of the rights and remedies granted by the other Articles of this Security Instrument, the Credit Agreement, the other Loan Documents or otherwise as to the remaining personal property or fixtures that are included in the definition of Collateral.  It is expressly agreed that until such time as the Secured Obligations have been indefeasibly paid in full, or until the security interest granted hereby has been released in writing by Beneficiary, this Security Instrument shall remain fully effective as a security agreement, notwithstanding that the lien on real property that is created by this Security Instrument may be extinguished or released by foreclosure of this Security Instrument.

Section 3.4                                                 Security Instrument is Also Financing Statement.  Secured Party may, at its election, at any time after delivery of this Security Instrument, file an original of this Security Instrument as a financing statement or sign one or more copies of this Security Instrument to use as a UCC financing statement.  Secured Party’s signature may be placed between the last sentence of this Security Instrument and Debtor’s acknowledgment or may follow Debtor’s acknowledgment. Secured Party’s signature need not be acknowledged and is not necessary to the effectiveness of this Security Instrument as a deed of trust, mortgage, assignment, pledge, security agreement or financing statement (unless otherwise required by applicable law to make such foregoing described documents effective).  Debtor’s address and Secured Party’s address shall be as set forth on page 1 of this Security Instrument.

Section 3.5                                                 [Intentionally omitted.]

Section 3.6                                                 Secured Party May File Financing and Continuation Statements.  Secured Party is authorized to file this Security Instrument, a financing statement or statements and one or more continuation statements in any jurisdiction where Secured Party reasonably deems it necessary, and at Secured Party’s request, Debtor will join Secured Party in executing one or more financing statements, continuation statements or both pursuant to the UCC, in form satisfactory to Secured Party, and will pay the actual costs of filing or recording them, in all public offices at any time and from time to time whenever filing or recording of this Security Instrument, any financing statement or any continuation statement is reasonably deemed by Secured Party or its counsel to be necessary.

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Section 3.7                                                 Fixtures.  Certain of the Collateral is or will become “fixtures” (as that term is defined in the UCC) on the Real Property, and when this Security Instrument is filed for record in the real estate records of the county where such fixtures are situated, it shall also automatically operate as a fixture filing with respect to such of the Collateral which is or may become fixtures.

Section 3.8                                                 Assignment of Non-UCC Personal Property.  To the extent that any of the Collateral is not subject to the UCC of the state or states where it is situated, Debtor hereby assigns to Secured Party all of Debtor’s right, title and interest in the Collateral to secure the Secured Obligations.  Release of the lien of this Security Instrument shall automatically terminate this assignment.

Section 3.9                                                 Debtor’s Warranties Concerning Collateral.  Debtor warrants and represents to Secured Party that Debtor is the legal and equitable owner and holder of the Collateral free of any adverse claim and free of any security interest or encumbrance, except only for the security interest granted hereby in the Collateral and except for Permitted Liens.  Debtor agrees to take commercially reasonable efforts to defend the Collateral and its proceeds against all claims and demands of any person at any time claiming the Collateral, its proceeds or any interest in either, except with respect to Permitted Liens.  Debtor also warrants and represents that Debtor has not heretofore signed any other financing statement directly or indirectly affecting the Collateral or any part of it which has not been completely terminated of record, and no such financing statement signed by Debtor is now on file in any public office, except for financing statements filed in favor of Secured Party and other Permitted Liens.

Section 3.10                                           Standard of Care.  Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to take any action not so requested by Debtor shall be deemed a failure to exercise reasonable care in the custody or preservation of any such Collateral.

Section 3.11                                           Change Terms, Release Collateral.  Secured Party may extend the time of payment, arrange for payment in installments, otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to Debtor or discharging or otherwise affecting any liability of Debtor.  Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

ARTICLE 4

GRANTOR’S COVENANTS

Section 4.1                                                 Covenants for the Benefit of Beneficiary.  To better secure the Secured Obligations, Grantor covenants and agrees with the Trustee and its substitutes and successors, for the use and benefit of Beneficiary and with the intent that the Trustee, Beneficiary or both may enforce these covenants, that:

(a)                                             Liens, etc. and Remedies Cumulative.  No lien, assignment, security interest, guaranty, right or remedy in favor of Beneficiary granted in, secured by or ancillary to this Security

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Instrument shall be considered as exclusive, but each shall be cumulative of all others which Beneficiary or the Trustee may now or hereafter have.

(b)                                            Grantor Waives Marshaling of Assets and Sale in Inverse Order of Alienation Rights.  To the fullest extent permitted by applicable law, Grantor hereby irrevocably WAIVES all rights of marshalling of assets or sale in inverse order of alienation in the event of foreclosure of this or any other security.

(c)                                             Grantor Will Correct Title Defects.  If at any future time any materially adverse defect should be found to exist in the title to any of the Property, Grantor agrees to promptly commence and thereafter diligently proceed to cure the defect and defend the title. If any lien or encumbrance junior, equal or superior in rank or priority to the lien of this Security Instrument should be discovered or arise at any time in the future then, unless Beneficiary is the only holder of it, or such lien or encumbrance constitutes a Permitted Encumbrance, or Beneficiary has given specific prior written consent to it, Grantor agrees to promptly pursue its discharge and removal from the Secured Property. Grantor will notify Beneficiary in writing within five (5) business days of the time that Grantor becomes aware of the filing of any mortgage, lien, security interest, financing statement or other security device whatsoever against the Real Property other than in connection with a Permitted Encumbrance.

(d)                                           Insurance Requirements.  Grantor, at its sole cost and expense, shall maintain and deliver to Beneficiary policies of insurance with respect to the Real Property in accordance with the Credit Agreement.

(e)                                             Beneficiary’s Rights to Collect Insurance Proceeds.  Upon the occurrence and during the continuance of an Event of Default, Grantor hereby assigns to Beneficiary the exclusive right to collect any and all monies that may become payable under any insurance policies covering any part of the Property, or any risk to or about the Property.  Beneficiary shall fully cooperate with and assist Grantor with respect to the filing of insurance claims and the collection of insurance proceeds so long as Beneficiary reasonably concurs with Grantor’s actions with respect thereto and all reasonable, documented and actual costs incurred by Beneficiary in connection with such cooperation and participation are promptly paid or reimbursed by Grantor upon the request of Beneficiary.

(f)                                               Effects of Foreclosure on Insurance Policies and Post-foreclosure Event Claims.  Foreclosure of this Security Instrument shall automatically constitute foreclosure upon all policies of insurance insuring any part of or risk to the Property and all claims thereunder arising from post-foreclosure events.  The successful bidder or bidders for the Property at foreclosure, as their respective interests may appear, shall automatically accede to all of Grantor’s rights in, under and to such policies and all post-foreclosure event claims, and such bidder(s) shall be named as insured(s) on request, whether or not the trustee’s deed or bill of sale to any such successful bidder mentions insurance.

(g)                                            Application of Insurance Proceeds Collected Before Foreclosure.   In the event of any loss or destruction of all or any portion of the Real Property resulting in the payment of insurance proceeds all such proceeds shall be applied as provided in the Credit Agreement.  To the extent that the proceeds of insurance are permitted to be utilized by Grantor for the repair, rebuilding

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and restoration (hereinafter collectively referred to as the “Restoration Work”) of the Secured Property, the following terms, conditions and procedures (hereinafter collectively referred to as the “Disbursement Procedures”), apply; provided, however, so long as (i) the proceeds of insurance do not exceed $500,000 or (ii) there is no Cash Dominion Event, Grantor will be permitted to complete the applicable Restoration Work without satisfying the requirements of this Section 4.1(g) so long as Grantor promptly commences the Restoration Work, performs the Restoration Work in a good and workmanlike manner:

(1)                       There shall have been submitted to Beneficiary, and Beneficiary shall have approved, which approval shall not be unreasonably withheld, the following:

(i)                                     Plans and specifications for the Restoration Work (hereinafter referred to as the “Plans and Specifications”) prepared by an architect reasonably satisfactory to Beneficiary (hereinafter referred to as the “Restoration Architect”);

(ii)                                  a cost breakdown and analysis (hereinafter referred to as the “Estimated Cost”) certified to Beneficiary by the Restoration Architect, stating that the Restoration Work can be completed in accordance with the above-mentioned Plans and Specifications at the price set forth in the “Restoration Contract” referred to herein;

(iii)                               a general construction contract (hereinafter referred to as the “Restoration Contract”) with a general contractor (hereinafter referred to as the “Restoration Contractor”) acceptable to Beneficiary pursuant to which the Restoration Work will be performed;

(iv)                              reasonably satisfactory evidence of the compliance of the Restoration Work with all zoning ordinances, restrictive covenants and other use restrictions and of the availability of all governmental licenses and permits necessary for the performance of the Restoration Work;

(2)                       If the Estimated Cost of the Restoration Work exceeds the proceeds of the insurance available for application thereto by an amount in excess of $500,000 and there is a Cash Dominion Event, then an amount of money equal to such excess shall be escrowed with Beneficiary prior to the commencement of the Restoration Work to be used solely for the payment of the costs of such Restoration Work, and any amount so escrowed with Beneficiary shall be disbursed by Beneficiary in accordance with the Disbursement Procedures prior to the disbursement of any such insurance proceeds;

(3)                       After and subject to compliance with all of the foregoing, the amount held by Beneficiary and available for restoration shall be disbursed by Beneficiary to Grantor periodically (but not more frequently than monthly) as the Restoration Work progresses, as follows:

(i)                                     Beneficiary shall have received in connection with each such requested disbursement a draw request from the Restoration Contractor certifying that all work completed to the date of such draw request has been performed in

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accordance with the Plans and Specifications as approved by Beneficiary in a good and workmanlike manner, which draw request shall have been approved by the Restoration Architect;

(ii)                                  Beneficiary shall have received a certification from the Restoration Architect that the remaining amount of funds held by Beneficiary, including funds held pursuant to subparagraph 2 above, are sufficient to complete the Restoration Work in accordance with the Plans and Specifications as approved by Beneficiary;

(iii)                               Beneficiary shall have also received evidence reasonably satisfactory to Beneficiary (including, without limitation, title certifications, title policy endorsements, lien waivers and affidavits) that all governmental licenses and permits necessary for the performance of the Restoration Work have been secured and the first-in-priority status of this Security Instrument continues without additional exceptions and that no party claims or has a right to claim any lien by virtue of the Restoration Work theretofore completed (except such lien or claim as will be dissolved by payment of the requested disbursement);

(4)                       Unless otherwise agreed to in writing by Beneficiary, each periodic disbursement shall be made subject to a retainage of ten percent (10%) of the amount requested, and the aggregate of the amount so retained shall be disbursed by Beneficiary to Grantor no earlier than thirty-one (31) days and no later than forty-five (45) days after the Restoration Work is completed in accordance with said Plans and Specifications (as evidenced by the certificate of the Restoration Architect), and Beneficiary shall have received evidence reasonably satisfactory to Beneficiary that all costs incurred in connection with the Restoration Work have been paid in full and that no party claims or has a right to claim any lien affecting the Property and arising out of the Restoration Work; and

(5)                       If an Event of Default occurs and is continuing at any time while any amounts are being held by Beneficiary pursuant to this subparagraph (g) for payments of Restoration Work, then Beneficiary is hereby authorized to apply such amounts toward the payment of the Secured Obligations, whether the same be then due or not, such application to be made in such manner and order as Beneficiary shall elect, and any balance of insurance proceeds remaining after such application shall be delivered to Grantor.

(h)                                            Application of Insurance Proceeds Collected After Foreclosure.  Unless Beneficiary or Beneficiary’s representative reserves at the foreclosure sale the right to collect any uncollected insurance proceeds recoverable for events occurring before foreclosure (in which event the successful bidder at the sale, if not Beneficiary, shall have no interest in such proceeds and Beneficiary shall apply them, if and when collected, to the Secured Obligations in such order and manner as provided in the Credit Agreement, and remit any remaining balance to Grantor or to such other person or entity as is legally entitled to them), all proceeds of all such insurance which are not so reserved by Beneficiary at the foreclosure sale and are not actually received by Beneficiary until after foreclosure shall be the property of the successful bidder or bidders at foreclosure, as their interests may appear, and Grantor shall have no interest in them and shall receive no credit for them.

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(i)                                                Beneficiary Not Obligated to Require, Provide or Evaluate Insurance.  Beneficiary shall have no duty to Grantor or anyone else to either require or provide any insurance or to determine the adequacy or disclose any inadequacy of any insurance.

(j)                                                Beneficiary May Elect to Insure Only its Own Interests.  If Beneficiary elects at any time or for any reason to purchase insurance relating to the Property, it shall have no obligation to cause Grantor or anyone else to be named as an insured, to cause Grantor’s or anyone else’s interests to be insured or protected or to inform Grantor or anyone else that his or its interests are uninsured or underinsured.

(k)                                             Grantor Will Correct Defects, Provide Further Assurances and Papers.  Upon Beneficiary’s reasonable request, Grantor will promptly correct any material defect which hereafter may be discovered in the text, execution or acknowledgment of this Security Instrument or in the description of any of the Property, and will deliver such further assurances and execute such additional papers may be reasonably requested (1) to better convey and assign to the Trustee and Beneficiary all the Property intended or promised to be conveyed or assigned or (2) to properly evidence or give notice of the Secured Obligations or its intended or promised security.

(l)                                                Grantor Will Pay Taxes and Impositions.  Subject to the terms of the Credit Agreement, Grantor agrees at its own cost and expense to pay and discharge all material taxes, assessments, fees and other governmental charges (“Impositions”) charged, levied, assessed or imposed against any interest in any of the Real Property, due and payable, except those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Impositions no Lien has been filed or which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation.

(m)                                          Grantor Will Maintain Property and Won’t Remove Improvements.  Grantor agrees to keep, preserve and maintain all elements of the Secured Property in a good state of repair and condition and to keep all equipment needed for its proper operation of the Secured Property in good operating condition.  Grantor will not tear down, damage or attempt to remove, demolish or materially alter any elements of the Real Property, Improvements and Fixtures, without Beneficiary’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall the Grantor commit or allow any waste of the Property.  Grantor shall not grant, join in or consent to any lien, security interest, easement, license, use or other charge or interest covering or affecting all or any part of the Property, other than Permitted Liens, or initiate, join in and consent to the change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Property or any part thereof without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed.

(n)                                            Grantor Will Protect Property from Mechanic’s Liens.  Grantor agrees to promptly pay all bills for labor and materials incurred in connection with the Property and to prevent the fixing of any lien against any part of the Property, even if it is inferior to this Security Instrument, for any such bill which may be legally due and payable subject to the terms of the Credit Agreement, except those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which

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contested amounts no Lien has been filed or which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation.

(o)                                            Beneficiary May Grant Releases without Impairing Other Collateral or Rights.  At all times, Beneficiary shall have the right to release any part of the Property or any other security from this Security Instrument or any other security instrument or device without releasing any other part of the Property or any other security, without affecting Beneficiary’s lien, assignment or security interest as to any property or rights not released and without affecting or impairing the liability of any maker, guarantor or surety on the Secured Obligations or other obligation.

(p)                                            Notice of Condemnation and Other Proceedings.  Promptly upon obtaining written notice of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify Beneficiary in writing of the pendency of such proceedings.  Grantor shall, at its expense, diligently prosecute, and shall keep Beneficiary reasonably informed as to the status of, any such proceedings.

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ARTICLE 5

GRANTOR’S REPRESENTATIONS AND WARRANTIES

To induce Beneficiary to extend financial accommodations, Grantor makes the warranties and representations set forth in this Article.

Section 5.1                                                 Title. Grantor has good and marketable title to the Property, free and clear of any lien or security interest except only for liens and security interests which are either established or permitted by this Security Instrument, the Credit Agreement and the other Loan Documents.  Except as otherwise permitted by the terms hereof, the Credit Agreement and the other Loan Documents, the lien and security interest of this Security Instrument will constitute valid and perfected first and prior liens and security interests on the Property, subject to no other liens, security interests or charges whatsoever.  As of the date hereof, the Property is free from damage caused by fire or other casualty.

Section 5.2                                                 Legal Requirements; Operation.  To the Grantor’s knowledge, the Property is in compliance with all requirements of applicable law, municipal ordinances or restrictions and covenants of record, except where the failure to do could not reasonably be expected to have a Material Adverse Effect and Grantor manages and operates (and will continue to manage and operate) the Property in accordance with good industry practices.  As of the date hereof, Grantor has not received any written notice that the Property is not in compliance with all applicable legal requirements. Grantor has legal power and authority to mortgage and convey the Property. Grantor shall: (a) obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under this Security Instrument; (b) suffer or permit no material change in the use or general nature of the occupancy of the Property, without Beneficiary’s prior written consent; (c) not initiate or acquiesce in any zoning reclassification with respect to the Property, without Beneficiary’s prior written consent; and (d) provide and thereafter maintain adequate parking areas within the Property as may be required by law, ordinance or regulation (whichever may be greater), together with any sidewalks, aisles, streets, driveways and sidewalk cuts and sufficient paved areas for ingress, egress and right-of-way to and from the adjacent public thoroughfares necessary or desirable for the use thereof.

ARTICLE 6

DEFAULTS AND REMEDIES

Section 6.1                                      Release for Full Payment and Performance.  Except for those provisions which expressly survive the termination thereof, this Security Instrument and the security interest granted herein shall terminate when (i) the Aggregate Commitments have expired or been terminated, (ii) all of the Secured Obligations (other than contingent indemnification obligations for which no claim has been asserted) have been indefeasibly paid in full in cash, (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors’

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expense, all UCC termination statements, releases and similar documents that the Grantors shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Security Instrument, and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of any Grantor.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 6.1 shall be without recourse to, or warranty by, the Collateral Agent or any other Credit Party.

Section 6.2                                                 Events of Default.  The occurrence of any of the following shall constitute an Event of Default (herein so called) under this Security Instrument:

(a)                                  The occurrence and continuance of an “Event of Default” under and as defined in the Credit Agreement; or

(b)                                 Grantor tears down, damages or attempts to remove any improvements composing any part of the Secured Property, or permits the same to be torn down or removed, without the prior written consent of Beneficiary, except, in either case, where it does not or could not result in loss of or material impairment in the value or use of all or any substantial portion of the Secured Property; or

(c)                                  Grantor’s title to the Secured Property, or any substantial part thereof, becomes the subject of actual or threatened litigation which will likely, in Beneficiary’s reasonable opinion, on final determination result in substantial impairment or loss of the security provided for herein; or

(d)                                 Any warranty or representation contained in this instrument proves to be false or misleading in any material respect; or

(e)                                  Default shall occur in the observance or performance of any of the other covenants, conditions or agreements contained in this Security Instrument and such default continues for twenty (20) days.

Section 6.3                                                 Remedies.  In addition to the other rights and remedies available under the Credit Agreement, upon the occurrence and during the continuance of any Event of Default, Beneficiary may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

(a)                                             Legal Proceedings.  Beneficiary shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Grantor contained herein or in aid of the execution of the powers herein granted, or for foreclosure or the sale of the Property or any part thereof through Trustee, or under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy.

(b)                                            Other Rights and Remedies.  Beneficiary may exercise any and all other rights and remedies which Beneficiary may have under the Loan Documents, or at law or in equity or otherwise.

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Section 6.4                                                 Foreclosure Against Property.

(a)                                             Upon the occurrence and during the continuance of an Event of Default, Beneficiary may foreclose this Security Instrument, either by judicial action or through Trustee. If this Security Instrument encumbers more than one parcel of real estate, foreclosure may be by separate parcel or en masse, as Beneficiary may elect in its sole discretion. Foreclosure through Trustee will be initiated by Beneficiary’s filing of its notice of election and demand for sale of the Secured Property with Trustee.  Upon the filing of such notice of election and demand for sale, Trustee shall promptly comply with all notice and other requirements of the laws of Idaho then in force with respect to such sales, and shall have the required public notice of the time and place of such sale by advertisement weekly in some newspaper of general circulation then published in the County or City and County in which the Secured Property is located.  Any sale conducted by Trustee pursuant to this Section shall be held at the front door of the county courthouse for such County or City and County, or on the Secured Property, or at such other place as similar sales are then customarily held in such County or City and County, provided that the actual place of sale shall be specified in the notice of sale. All reasonable and documented out-of-pocket fees, costs and expenses of any kind incurred by Beneficiary in connection with foreclosure of this Security Instrument, including, without limitation, the costs of any appraisals of the Secured Property obtained by Beneficiary, all costs of any receivership for the Secured Property advanced by Beneficiary, all costs of any environmental audits or tests incurred by Beneficiary and all attorneys’ and consultants’ fees incurred by Beneficiary, shall constitute a part of the Secured Obligations and may be included as part of the amount owing from Grantor to Beneficiary at any foreclosure sale to the extent permitted by law. The proceeds of any sale under this Section shall be applied first to the reasonable and documented fees and expenses of the Trustee or other officer conducting the sale (all of which shall be part of the obligations secured by this Security Instrument), and then to the reduction or discharge of the Secured Obligations in the manner of application as provided in the Credit Agreement; any surplus remaining shall be paid to such person or persons as may be lawfully entitled to such surplus.  Beneficiary may bid at any such foreclosure sale.  It shall not be obligatory upon the purchaser at any such sale to see to the application of the purchase money.  At the conclusion of any foreclosure sale, the officer conducting the sale shall execute and deliver to the purchaser at the sale a certificate of purchase which shall describe the Secured Property sold to such purchaser and shall state that upon the expiration of the applicable periods for redemption, the holder of such certificate will be entitled to a deed to the Secured Property described in the certificate.  After the expiration of all applicable periods of redemption, the officer who conducted such sale shall, upon request, execute and deliver an appropriate deed to the holder of the certificate of purchase or the last certificate of redemption, as the case may be.  Nothing in this Section or elsewhere in this Security Instrument dealing with foreclosure procedures or specifying particular actions to be taken by Beneficiary or by Trustee or any similar officer shall be deemed to contradict or add to the requirements and procedures now or hereafter specified by Idaho law, and any such inconsistency shall be resolved in favor of Idaho law applicable at the time of foreclosure.

(b)                                            In addition to all other remedies described or referenced in this Security Instrument, Beneficiary may have all or any part of the Collateral combined with the Secured Property covered hereby and sold together with such Secured Property as an entirety at any foreclosure sale, or Beneficiary, at its option, may proceed solely or separately against the Collateral or any part thereof and have the same sold separately as provided by the UCC, either in one parcel or

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in such parcels, manner or order as Beneficiary may elect; Beneficiary may take immediate and exclusive possession of the Collateral or any part thereof and for that purpose may, with or without judicial process, enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom; Beneficiary may hold, maintain, preserve and prepare the Collateral for sale until disposed of, or may propose to retain the Collateral subject to Grantor’s right of redemption in partial or total satisfaction of Grantor’s obligations as provided in the UCC; Beneficiary is entitled, without removal, to render the Collateral unusable and dispose of the Collateral on the Grantor’s premises; Beneficiary may require Grantor to assemble the Collateral and make it available to Beneficiary for its possession at a place to be designated by Beneficiary which is reasonably convenient to both parties; unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give the Grantor at least ten (10) days’ notice of the time and place of any public sale of any Collateral or of the time after which any private sale or other intended dispositions thereof is to be made, by United States registered or certified mail, postage prepaid, addressed to Grantor at the address provided in this Security Instrument, which provisions for notice Grantor and Beneficiary agree are reasonable; Beneficiary may buy all or part of the Collateral at any public sale, and if the Collateral is of a type which is subject to widely distributed standard price quotations, Beneficiary may buy at private sale; and further, Beneficiary shall have all of the rights and remedies of a secured party under the UCC.  Beneficiary shall be entitled to exercise any and all other rights and remedies available by applicable laws and judicial decisions.

(d)                                            After the completion of any sale or sales made by Trustee under or by virtue of this Section 6.4 and upon the expiration of the applicable periods for redemption, Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring the estate, right, title and interest in and to the property and rights sold, but without any covenant or warranty express or implied.  Any recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.  Any such sale or sales made under or by virtue of this Section 6.4 whether made under the power of sale herein granted or under or by virtue of judicial proceedings of a judgment or decree of foreclosure and sale, shall, to the fullest extent permitted by applicable law, operate to divest the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Grantor.

Section 6.5                                                 Application of Foreclosure Proceeds.  The purchase money, proceeds or avails of any sales made under or by virtue of this section, together with any other sums which then may be held by Trustee or Beneficiary under the provisions of this section or otherwise, shall be applied, subject to the requirements of Idaho law in accordance with the Credit Agreement.

Section 6.6                                                 Beneficiary May Require Abandonment and Recommencement of Sale.  If the Trustee or his substitute or successor should commence the sale, Beneficiary may at any time before the sale is completed direct the Trustee to abandon the sale, and may at any time or times thereafter during the continuance of an Event of Default direct the Trustee to again commence foreclosure; or, irrespective of whether foreclosure is commenced by the Trustee, Beneficiary may at any time after the occurrence and during the continuance of an Event of Default institute suit for collection of the Secured Obligations and foreclosure of this Security Instrument.  If Beneficiary

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should institute suit for collection of the Secured Obligations and foreclosure of this Security Instrument, Beneficiary may at any time before the entry of final judgment require the Trustee to sell the Secured Property in accordance with the provisions of this Security Instrument.

Section 6.7                                                 Multiple Sales; Security Instrument Continues in Effect.  No single sale or series of sales by the Trustee or by any substitute or successor and no judicial foreclosure shall extinguish the lien or exhaust the power of sale under this Security Instrument except with respect to the items of property sold, nor shall it extinguish, terminate or impair Grantor’s contractual obligations under this Security Instrument, but such lien and power shall exist for so long as, and may be exercised in any manner by law or in this Security Instrument provided as often as the circumstances require to give Beneficiary full relief under this Security Instrument, and such contractual obligations shall continue in full force and effect until final termination of this Security Instrument.

Section 6.8                                                 Beneficiary May Bid and Purchase.  Upon any sale made under or by virtue of this Article 6, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Secured Property or any part thereof and in lieu of cash payment therefor may make settlement for the purchase price by crediting upon the Secured Obligations secured by this Security Instrument, the net sales price after deducting there from the expenses of the sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Security Instrument.  Beneficiary, upon so acquiring the Secured Property or any part thereof shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

Section 6.9                                                 Entry on Real Property.  Upon the occurrence and during the continuance of an Event of Default, Beneficiary is authorized, whether prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property.  Beneficiary shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose.  All reasonable and documented costs, expenses and liabilities of every character incurred by Beneficiary in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Beneficiary pursuant to this Security Instrument.  If necessary to obtain the possession provided for above, Beneficiary may invoke any and all legal remedies to dispossess Grantor.  In connection with any action taken by Beneficiary pursuant to this Section, Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Beneficiary in managing the Property unless such loss is caused by the willful misconduct and bad faith of Beneficiary, nor shall Beneficiary be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising.  Grantor hereby assents to, ratifies and confirms any and all actions of Beneficiary with respect to the Property taken under this Section 6.9.

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Section 6.10                                           Right to Receiver.  Upon the occurrence and during the continuance of an Event of Default or at any time after commencement of a Trustee’s foreclosure sale or any legal proceedings under this Security Instrument, Beneficiary may, at Beneficiary’s election, to the fullest extent permitted by applicable law, make application to a court of competent jurisdiction for appointment of a receiver of the Property, as a matter of strict right, without notice to Grantor and without regard to the adequacy of the value of the Property for the repayment of the Secured Obligations, and Grantor hereby irrevocably consents to such an appointment.  Any receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to possess, rent, maintain, repair and operate the Property upon such terms and conditions as may be approved by the court, and shall apply the rents realized in the same manner and order as foreclosure proceeds in accordance with Section 6.5.

Section 6.11                                           Tenants at Sufferance.  Grantor agrees for itself and its heirs, legal representatives, successors and assigns, that if any of them shall hold possession of the Property or any part thereof subsequent to foreclosure hereunder, Grantor, or the parties so holding possession, shall become and be considered as tenants at sufferance of the purchaser or purchasers at such foreclosure sale; and any such tenant failing or refusing to surrender possession upon demand shall, on the tenth (10th) day following the foreclosure sale, be guilty of forcible detainer and shall be liable to such purchaser or purchasers for rental on said premises, and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, subject to the requirements of Idaho law, all damages which may be sustained by any such tenant as a result thereof being hereby expressly waived in order for it or them to exercise its or their rights to collect the Rental (as defined in Section 8.1 hereof) upon the occurrence and during the continuance of an Event of Default as provided herein.

ARTICLE 7

BENEFICIARY’S RIGHT TO PERFORM GRANTOR’S OBLIGATIONS

Section 7.1                                                 Beneficiary May Elect to Perform Defaulted Obligations.  If Grantor should fail to comply with any of its other agreements, covenants or obligations under this Security Instrument or any other loan document or instrument relating to or securing the Secured Obligations so as to cause such failure to constitute a Default or Event of Default which is then continuing, then Beneficiary (in Grantor’s name or in Beneficiary’s own name) may perform them or cause them to be performed for Grantor’s account and at Grantor’s expense, but shall have no obligation to perform any of them or cause them to be performed.  Any and all expenses thus incurred or paid by Beneficiary under the provisions of this paragraph shall constitute Secured Obligations of the Grantor, due and payable to Beneficiary on demand, and each shall bear interest from the date Beneficiary pays it until the date Grantor repays it to Beneficiary, at the highest Default Rate applicable under the Credit Agreement.  Upon making any such payment or incurring any such expense, Beneficiary shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment.  Any amounts owing by Grantor to Beneficiary pursuant to this or any other provision of this Security Instrument shall automatically and without notice be and become a part of the Secured Obligations and shall be secured by this and all other instruments securing the Secured Obligations.  The amount and nature of any such expense and the time when it was paid shall be fully established by the affidavit of Beneficiary or any of Beneficiary’s officers or agents or by the affidavit of any original, substitute or successor Trustee acting under this Security Instrument.

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Section 7.2                                                 Exercise of Rights is not Waiver or Cure of Default.  The exercise of the privileges granted to Beneficiary in this Article shall in no event be considered or constitute a cure of the default or a waiver of Beneficiary’s right at any time after an Event of Default to declare the Secured Obligations to be at once due and payable, but is cumulative of such right and of all other rights given by this Security Instrument, the Credit Agreement, and other Loan Documents or instruments relating to the Secured Obligations, and of all rights given Beneficiary by law.

ARTICLE 8

ASSIGNMENT OF RENTS

Section 8.1                                                 Assignment of Rents, Revenues, Income and Profits.  Grantor hereby assigns and transfers to Beneficiary all rents (severed or unsevered), revenues, income, profits and proceeds of the foregoing (“Rental”) payable under each Lease (hereinafter defined) now or at any time hereinafter existing to secure the Secured Obligations, such assignment being upon the terms set forth in Section 8.2 below.  The foregoing assignment and transfer is absolute, unconditional and present, and not merely as additional collateral security for the indebtedness secured by this Security Instrument.  The term “Lease” or “Leases” means any oral or written agreement, now existing or made later, between Grantor and another person or entity to use or occupy all or any portion of the Property, together with any guaranties or security for the obligations of any tenant, lessee, sublessee or other person or entity having the right to occupy, use or manage any part of the Property under a Lease.  Each time Grantor enters into a Lease, such Lease shall automatically become subject to this Article without further action.

Section 8.2                                                 Terms of Assignment.  Beneficiary grants permission to Grantor to collect and retain the rent, income, issues, and profits from the Secured Property as they become due and payable upon the following terms: (a) except during the continuance of an Event of Default, Grantor shall have the right to collect Rental and each tenant may pay Rental directly to Grantor; but after an Event of Default and for so long as such Event of Default continues, Grantor may not collect Rental and to the extent Grantor receives any Rental thereafter accruing or paid, Grantor covenants to hold all such Rental in trust for the use and benefit of Beneficiary; (b) upon receipt from Beneficiary of notice that an Event of Default exists and is continuing, each tenant is hereby authorized and directed to pay directly to Beneficiary all Rental thereafter accruing or payable and receipt of Rental by Beneficiary shall be a release of such tenant to the extent of all amounts so paid; (c) Rental so received by Beneficiary shall be applied by Beneficiary, first to the expenses, if any, of collection and then in accordance with Section 6.5 hereof; (d) without impairing its rights hereunder, Beneficiary may, at its option, at any time and from time to time, release to Grantor Rental so received by Beneficiary, or any part thereof; (e) Beneficiary shall not be liable for its failure to collect or its failure to exercise diligence in the collection of Rental, but shall be accountable only for Rental that it shall actually receive; and (f) the assignment contained in this Article shall terminate upon the release of this Security Instrument, but no tenant shall be required to take notice of termination until a copy of such release shall have been delivered to such tenant.  It shall never be necessary for Beneficiary to institute legal proceedings of any kind whatsoever to enforce the provisions of this Article.  Notwithstanding anything to the contrary in this document, it is agreed that any Rental will not constitute a payment by the Grantor to Beneficiary of any portion of the Secured Obligations (and hence will not be credited to the Secured Obligations) until the Rental is actually paid to the Beneficiary and received and retained by the Beneficiary and then, in such event, the Rental so

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received shall be applied in accordance with Section 8.2(c).  Notwithstanding anything to the contrary in this document, this Article shall not make Beneficiary an owner or operator of the Property for the purposes of environmental liability and this Article shall not make Beneficiary a partner of Grantor.  Further, this Article shall be effective and perfected upon recordation of this document.

Section 8.3                                                 Remedies.  In order for Beneficiary to exercise its rights to collect Rental, should an Event of Default occur which is continuing, Grantor agrees to deliver to Beneficiary possession and control of all Rental held by Grantor in trust for the benefit of Beneficiary, provided, however, that Grantor may apply a portion of such Rental to no more than one month’s normal and actual operating costs of the Property.  Grantor specifically agrees that Beneficiary may upon the occurrence of any Event of Default, if such Event of Default is then continuing, and without bringing any action or proceeding, personally or through an agent selected by Beneficiary or by receiver to be appointed by the Court, take possession and control of all or any part of the Property and may with or without possession of the Secured Property receive and collect all Rental theretofore accrued and all thereafter accruing therefrom until the final termination of this Security Instrument applying so much thereof as may be collected first to the expenses of Beneficiary incurred in obtaining the Rental and then applying the Rental so received in accordance with the provisions of Section 6.5 hereof.  Any such action by Beneficiary shall not operate as a waiver of the Event of Default in question, or as an affirmance of any Lease or of the rights of any tenant in the event title to that part of the Property covered by the Lease or held by the tenant should be acquired by Beneficiary or other purchaser at foreclosure sale.  Beneficiary or Beneficiary’s agent may use against Grantor or any other person such lawful or peaceable means as the person acting may see fit to enforce the collection of any such Rental or to secure possession of the Property, or any part of it and may settle or compromise on any terms as Beneficiary or Beneficiary’s agent sees fit, the liability of any person or persons for any such Rental.  In particular, Beneficiary or Beneficiary’s agent may institute and prosecute to final conclusion actions of forcible entry and detainer, or actions of trespass to try title, or actions for damages, or any other appropriate actions, in the name of Beneficiary or Grantor, and may settle, compromise or abandon any such actions as Beneficiary or Beneficiary’s agent may see fit; and Grantor binds itself and its successors and assigns to take whatever lawful or peaceable steps Beneficiary or Beneficiary’s agent may ask of it or any such person or concern so claiming to take for such purposes, including the institution and prosecution of actions of the character above stated.  However, Beneficiary’s agent shall not be obligated to collect any such Rental or be liable or chargeable for failure to do so.  Upon any sale of the Property or any part thereof in foreclosure of the lien or security interest created by this Security Instrument, such Rental so sold which thereafter accrues shall be deemed included in such sale and shall pass to the purchaser free and clear of the assignment made in this Article.  Nothing in this Section is intended to require the Beneficiary to institute any legal proceedings or engage in any self help remedies in order to make the absolute assignment of the Rental to Beneficiary operative.

Section 8.4                                                 Mortgagee in Possession; No Liability of Beneficiary.  Beneficiary’s acceptance of this assignment shall not be deemed to constitute Beneficiary a “mortgagee in possession,” nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Property, take any action hereunder, expend any money, incur any expenses or perform any obligation or liability under the Leases, or assume any obligation under the Leases including the obligation to return any deposit delivered to Grantor by any tenant.  Beneficiary shall not be liable for any injury or damage to person or property in or about the Property, except injury or

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damage resulting from Beneficiary’s willful misconduct or negligence.  Neither the collection of Rental due under the Leases herein described nor possession of the Property by Beneficiary shall render Beneficiary liable with respect to any obligations of Grantor under any of the Leases.

Section 8.5                                                 Additional Covenants, Warranties and Representations Concerning Leases and Rental.  Grantor covenants, warrants and represents that:

(a)                                             Grantor has not entered into any prior oral or written assignment, pledge or reservation of the Rental, entered into any prior assignment or pledge of Grantor’s landlord interests in any Lease or performed any act or executed any other instruments which might prevent or limit Beneficiary from operating under the terms and conditions of this Article;

(b)                                            Grantor has good title to the Leases and Rental hereby assigned and the authority to assign the same, and no other person or entity has any right, title or interest in and to the landlord’s interests therein;

(c)                                             Grantor shall (i) perform all material terms and conditions of the Leases, (ii) upon Beneficiary’s request, execute an additional assignment to Beneficiary of all Leases then affecting the Property and all Rental and other sums due thereunder by assignment(s) in form and substance reasonably satisfactory to Beneficiary and (iii) at the request of Beneficiary, record such Leases, a notice of lease or similar document should statutory requirements control, and the assignment(s) thereof to Beneficiary;

(d)                                            Grantor shall enforce the tenants’ obligations under the Leases in the ordinary course of Grantor’s business;

(e)                                             Grantor shall neither create nor permit any encumbrance upon its interest as landlord under the Leases, except for this Security Instrument, Permitted Liens and any other encumbrances permitted by this Security Instrument, the Credit Agreement or the other Loan Documents;

(f)                                               Grantor shall not encumber or assign, or permit the encumbrance or assignment of, any Leases or Rental without the prior written consent of Beneficiary, except as otherwise permitted by this Security Instrument, the Credit Agreement or the other Loan Documents;

(g)                                            Grantor shall not, outside the ordinary course of business, waive, amend, modify or release any material obligation of any tenant under the Leases without Beneficiary’s prior written consent;

(h)                                            Each Lease executed after the date hereof shall contain a provision effectively subordinating such Lease to this Security Instrument; and

(i)                                                After the occurrence and during the continuance of an Event of Default, Grantor shall from time to time furnish to Beneficiary, promptly after Beneficiary’s demand therefor, true, correct and complete copies of all Leases or any portion of the Leases specified by Beneficiary.

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Section 8.6                                                 Merger.  There shall be no merger of the leasehold estates created by the Leases with the fee or any other estate in the Property without the prior written consent of Beneficiary.

Section 8.7                                                 Reassignment.  By Beneficiary’s acceptance of this Security Instrument, it is understood and agreed that a full and complete release of this Security Instrument shall operate as a full and complete reassignment to Grantor of the Beneficiary’s rights and interests assigned to Beneficiary under this Article (subject to the automatic reinstatement provisions of Section 9.16 below).

Section 8.8                                                 Subordination of Security Instrument to Leases.  It is agreed and understood that Beneficiary hereby reserves the right and shall have the right, at any time and from time to time, without the consent or joinder of any other party, to subordinate this Security Instrument and the liens, assignments and security interests created by this Security Instrument to all or any of the Leases regardless of the respective priority of any of such Leases and this Security Instrument.  Upon doing so and filing evidence of such subordination in the real property records in the county or counties where the Real Property is located, a foreclosure of Beneficiary’s liens, assignments and security interests under this Security Instrument shall be subject to and shall not operate to extinguish any of said Leases as to which such subordination is operative.

ARTICLE 9

GENERAL AND MISCELLANEOUS PROVISIONS

Section 9.1                                                 Secured Obligations May be Changed without Affecting this Security Instrument.  Any of the Secured Obligations may be extended, rearranged, renewed, increased or otherwise changed in any way, and any part of the security described in this Security Instrument or any other security for any part of the Secured Obligations may be waived or released without in anyway altering or diminishing the force, effect or lien of this Security Instrument, and the lien, assignment and security interest granted by this Security Instrument shall continue as a prior lien, assignment and security interest on all of the Property not expressly so released, until the final termination of this Security Instrument.

Section 9.2                                                 Usury Not Intended; Savings Provisions. Notwithstanding any provision to the contrary contained in any Loan Document, it is expressly provided that in no case or event shall the aggregate of any amounts accrued or paid pursuant to this Security Instrument which under applicable laws are or may be deemed to constitute interest ever exceed the maximum nonusurious interest rate permitted by applicable state or federal laws, whichever permit the higher rate. In this connection, Grantor and Beneficiary stipulate and agree that it is their common and overriding intent to contract in strict compliance with applicable usury laws. In furtherance thereof, none of the terms of this Security Instrument shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the maximum rate permitted by applicable laws. Grantor shall never be liable for interest in excess of the maximum rate permitted by applicable laws. If, for any reason whatever, such interest paid or received during the full term of the applicable indebtedness produces a rate which exceeds the maximum rate permitted by applicable laws, Beneficiary shall credit against the principal of such indebtedness (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid to produce a rate equal to the maximum rate permitted by

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applicable laws. All sums paid or agreed to be paid to Beneficiary for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the applicable indebtedness, so that the interest rate is uniform throughout the full term of such indebtedness. The provisions of this Section shall control all agreements, whether now or hereafter existing and whether written or oral, between Grantor and Beneficiary.

Section 9.3                                                 Subrogation to Liens Discharged.  Grantor hereby agrees that Beneficiary shall be subrogated to all rights, titles, interests, liens, benefits, remedies, equities, superior title and security interests (the “Subrogated Liens”) owned, claimed or held as security for any debt or other obligation (the “Discharged Obligations”) directly or indirectly satisfied, discharged or paid with money or other property advanced by Beneficiary. Irrespective of any formal or informal acknowledgment of partial or complete satisfaction or release of the Discharged Obligations, the Subrogated Liens shall be continued, renewed, extended, brought forward and rearranged as security for the Secured Obligations in addition to and cumulative of the lien and security interest of this Security Instrument.  Foreclosure under this Security Instrument shall constitute foreclosure of the Subrogated Liens.

Section 9.4                                                 [Intentionally omitted.]

Section 9.5                                                 Condemnation.  If before final termination of this Security Instrument, all or a portion of the Secured Property is taken for public or quasi-public purposes, either through eminent domain or condemnation proceedings, by voluntary conveyance under threat of condemnation with Beneficiary’s express written consent and joinder or otherwise, Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default any and all sums of money awarded or allowed as damages, payments in lieu of condemnation awards or otherwise to or for the account of the owner of the Secured Property or any portion of it on account of such taking shall be paid and delivered to Beneficiary, and they are hereby assigned to Beneficiary, and shall be paid directly to Beneficiary.   All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Secured Property shall be applied, first, to reimburse Beneficiary or the Trustee for all actual and reasonable costs and expenses, including reasonable attorneys’ fees, incurred in connection with collection of such proceeds and, second, the remainder of said proceeds shall be subject to the provisions set forth in Section 2.05 of the Credit Agreement.  Grantor agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Beneficiary may reasonably request.  Beneficiary is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award.  Beneficiary shall not be, in any event or circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

Section 9.6                                                 Notices. Unless otherwise required by applicable law, any notice satisfying the notice requirements set forth in the Credit Agreement shall be satisfactory under this Security Instrument.

Section 9.7                                                 Beneficiary and Grantor.  The term “Beneficiary” as used in this Security Instrument shall mean and include the Beneficiary, and upon any assignment from Beneficiary, in accordance with the terms of the Credit Agreement, to any person or entity other than the above-

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named Beneficiary, effective as of the time of such assignment, the term “Beneficiary” shall mean such assignee, to the exclusion of all prior beneficiaries.  The term “Grantor, its successors and assigns” shall also include the heirs and legal representatives of each Grantor who is a natural person and the receivers, conservators, custodians and trustees of each Grantor.  In general, Grantor may not assign or delegate any of its rights, interests or obligations under this Security Instrument, the Credit Agreement, the Loan Documents or any other loan document or instrument relating to the Secured Obligations without Beneficiary’s express prior written consent, and any attempted assignment or delegation without it shall be void or voidable at Beneficiary’s election; provided, however, that Grantor may delegate its obligations under this Security Instrument regarding the management and maintenance of the Secured Property, to reputable agents or independent contractors without the prior written consent of Beneficiary, but in any and all such events, Grantor shall remain fully obligated to Beneficiary in accordance with the provisions of this Security Instrument and all other Loan Documents for the complete and full compliance with and performance of all such obligations.

Section 9.8                                                 Article, Section and Exhibit References, Numbers and Headings.  References in this Security Instrument to Articles, Sections and Exhibits refer to Articles, Sections and Exhibits in and to this Security Instrument unless otherwise specified.  The Article and Section numbers, Exhibit designations and headings used in this Security Instrument are included for convenience of reference only and shall not be considered in interpreting, applying or enforcing this Security Instrument.

Section 9.9                                                 Exhibits Incorporated.  All exhibits, annexes, appendices and schedules referred to any place in the text of this Security Instrument are hereby incorporated into it at that place in the text, to the same effect as if set out there verbatim.

Section 9.10                                           “Including” is not Limiting.  Wherever the term “including” or a similar term is used in this Security Instrument, it shall be read as if it were written, “including by way of example only and without in any way limiting the generality of the clause or concept referred to.”

Section 9.11                                           Gender.  The masculine and neuter pronouns used in this Security Instrument each includes the masculine, feminine and neuter genders.

Section 9.12                                           Severability.  If any provision of this Security Instrument is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Security Instrument shall not be affected thereby, and this Security Instrument shall be liberally construed so as to carry out the intent of the parties to it.  Each waiver in this Security Instrument is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against Beneficiary for having bargained for and obtained it.

Section 9.13.                                      Indemnity.  Grantor hereby covenants and agrees that no liability shall be asserted or enforced against Beneficiary or Trustee in the exercise of the rights and powers granted to Beneficiary and Trustee in this Security Instrument, and Grantor hereby expressly waives and releases any such liability, except to the extent resulting from the gross negligence or willful misconduct of Beneficiary.  Grantor shall indemnify and save Beneficiary harmless from and against any and all liabilities, obligations, losses, damages, claims, costs and expenses, including reasonable

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and documented attorneys’ fees and court costs (collectively, “Claims”), of whatever kind or nature which may be imposed on, incurred by or asserted against Beneficiary at any time by any third party which relate to or arise from:  (a) any suit or proceeding (including probate and bankruptcy proceedings), or the threat thereof, in or to which Beneficiary may or does become a party, either as plaintiff or as a defendant, by reason of this Security Instrument or for the purpose of protecting the lien of this Security Instrument; (b) the offer for sale or sale of all or any portion of the Property; and (c) the ownership, leasing, use, operation or maintenance of the Property, if such Claims relate to or arise from actions taken prior to the surrender of possession of the Property to Beneficiary in accordance with the terms of this Security Instrument; provided, however, that Grantor shall not be obligated to indemnify or hold Beneficiary harmless from and against any Claims directly arising from the gross negligence or willful misconduct of Beneficiary.  All reasonable and documented costs provided for herein and paid for by Beneficiary shall be so much additional Indebtedness and shall become immediately due and payable upon demand by Beneficiary and with interest thereon from the date incurred by Beneficiary until paid.

Section 9.14                                           Any Unsecured Debt is Deemed Paid First.  If any part of the Secured Obligations cannot lawfully be secured by this Security Instrument, or if the lien, assignments and security interest of this Security Instrument cannot be lawfully enforced to pay any part of the Secured Obligations, then and in either such event, at the option of Beneficiary, all payments on the Secured Obligations shall be deemed to have been first applied against that part of the Secured Obligations.

Section 9.15                                           Noun, Pronoun and Verb Numbers.  When this Security Instrument is executed by more than one person, corporation, partnership, joint venture, trust or other legal entity, it shall be construed as though “Grantor” were written “Grantors” and as though the pronouns and verbs in their number were changed to correspond, and in such case, (a) each of Grantors shall be bound jointly and severally with one another to keep, observe and perform the covenants, agreements, obligations and liabilities imposed by this Security Instrument upon the “Grantor”, (b) a release of one or more persons, corporations or other legal entities comprising “Grantor” shall not in any way be deemed a release of any other person, corporation or other legal entity comprising “Grantor” and (c) a separate action hereunder may be brought and prosecuted against one or more of the persons, corporations or other legal entities comprising “Grantor” without limiting any liability of or impairing Beneficiary’s right to proceed against any other person, corporation or other legal entity comprising “Grantor”.

Section 9.16                                           Automatic Reinstatement.  Grantor agrees that, if at any time all or any part of any payment previously applied by Beneficiary to the Secured Obligations is or must be returned by Beneficiary—or recovered from Beneficiary—for any reason (including the order of any bankruptcy court), this Security Instrument shall automatically be reinstated to the same effect as if the prior application had not been made, and, in addition, Grantor hereby agrees to indemnify Beneficiary against, and to save and hold Beneficiary harmless from any required return by Beneficiary—or recovery from Beneficiary—of any such payment because of its being deemed preferential under applicable bankruptcy, receivership or insolvency laws, or for any other reason.

Section 9.17                                           Amendments in Writing.  This Security Instrument shall not be changed orally but shall be changed only by agreement in writing signed by Grantor and Beneficiary.  Any waiver or consent with respect to this Security Instrument shall be effective only in the specific

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instance and for the specific purpose for which given.  No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Security Instrument.

Section 9.18                                           Entire Agreement.  This Security Instrument embodies the entire agreement and understanding between Grantor and Beneficiary with respect to its subject matter and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.  Grantor acknowledges and agrees that there is no oral agreement between Grantor and Beneficiary which has not been incorporated in this Security Instrument.

Section 9.19                                           Request for Notice.  The undersigned Grantor requests that a copy of any notice of default and any notice of sale hereunder be mailed to it at its address set forth above.

Section 9.20                                           Restrictions on Transfer.  Grantor, without the prior written consent of Beneficiary, shall not effect, suffer or permit any conveyance, sale, assignment, transfer or alienation (or any agreement to do any of the foregoing) of the Property or any part thereof or interest therein, excepting only sales or other dispositions of Collateral no longer useful in connection with the operation of the Property, and other dispositions of Collateral permitted under the Credit Agreement.

Section 9.21                                           Choice of Law.  THIS SECURITY INSTRUMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN FORCE, EXCEPT TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE PROPERTY, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE SECURED PROPERTY IS LOCATED.

Section 9.22                                           Waiver of Post-Foreclosure Redemption Rights.  To the extent any restraint on the right of redemption is allowed by law, Grantor will not at any time after any sale of all or any portion of the Property made pursuant to the terms of this Security Instrument insist upon or plead or in any manner whatever claim, exercise or take the benefit or advantage of any right conferred by any law now or at any time hereafter in force to redeem the property so sold or any part of it, and Grantor, to the fullest extent permitted by applicable law, hereby WAIVES all benefit and advantage of any such law or laws.

Section 9.23                                           Savings Clause. In the event any transfer hereunder of any interest in real property to secure the performance of the Secured Obligations does not comply with the requirements of Title 45, Chapter 15 of Idaho Code, it is agreed that the security interest in the real property transferred hereunder shall constitute a mortgage pursuant to Idaho Code Section 45-904.

Section 9.24.                                        Intercreditor Agreement. Reference is made to the Intercreditor Agreement, dated as of July 9, 2012, among the Grantor, other Borrowers, the Guarantors party thereto, CC Holdings Agency Corp., as Term Loan Agent (as defined therein), Wells Fargo Bank, National Association, as Revolving Agent (as defined therein), (as amended, modified, supplemented or restated and in effect from time to time, the “Intercreditor Agreement”).  Notwithstanding anything herein to the contrary, this Security Instrument, the liens created hereby and the rights, remedies, duties and obligations provided for herein are subject to the provisions of the Intercreditor

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Agreement.  In the event of any conflict between the terms of this Security Instrument and the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern and control.

[Signature Page(s) Follow]

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EXECUTED effective as of the date first set forth above.

COLDWATER CREEK MERCHANDISING & LOGISTICS INC., a Delaware corporation

By:
Name:
Title:

STATE OF IDAHO	)
)
COUNTY OF BONNER)

On this          day of July, in the year 2012, before me,                                                   , a Notary Public in and for said State, personally appeared                                                   , known or identified to me (or proved to me on the oath of                                     ) to be the                                         of COLDWATER CREEK MERCHANDISING & LOGISTICS INC., the corporation that executed the instrument or the person who executed the instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

SEAL
Notary Public for Idaho
My commission expires on

Exhibit A

Description of the Real Property

Parcel 1:

A portion of the Southeast Quarter of Section 2, Township 57 North, Range 2 West of the Boise Meridian, Bonner County Idaho, more fully described as follows:

Beginning at the Southeast corner of said Section 2;

Thence South 89° 36’ 52” West, a distance of 25.0 feet to the true point of beginning;

Thence from the true point of beginning, South 89° 36’ 52” West, a distance of 631.87 feet;

Thence North 0° 40’ 24” West, a distance of 313.03 feet;

Thence South 89° 36’ 52” West, a distance of 313.03 feet;

Thence North 0° 40’ 24” West, a distance of 268.12 feet;

Thence North 89° 36’ 52” East, a distance of 944.90 feet;

Thence South 0° 40’ 24” East, a distance of 581.15 feet, back to the true point of beginning.

Parcel 2:

A portion of the Southeast Quarter of Section 2, Township 57 North, Range 2 West of the Boise Meridian, Bonner County Idaho, more fully described as follows:

Beginning at the Southeast corner of said Section 2;

Thence North 0° 40’ 24” West, a distance of 581.15 along the section line between Sections 1 and 2;

Thence South 89° 36’ 52” West, a distance of 25.0 feet to the true point of beginning;

Thence from the true point of beginning, South 89° 36’ 52” West, a distance of 944.90 feet;

Thence North 37° 59’ 03” East, a distance of 757.09 feet along the S.I.R.R. right of way;

Thence North 89° 19’ 36” East, a distance of 471.96 feet;

Thence South 0° 40’ 24” East, a distance of 595.96 feet, back to the true point of beginning.

Exhibit B

1.                                       Taxes, including any assessments collected therewith, for the year 2012 which are a lien not yet due and payable.

2.                                       Levies and assessments of City of Kootenai. No delinquencies appear of record.

3.                                       Levies and assessments of Kootenai-Ponderay Sewer District. No delinquencies appear of record.

4.                                       Special Assessments for Local Improvement District No. 1 of Kootenai-Ponderay Sewer. No delinquencies appear of record.

5.                                       Easement for utilities granted to Pacific Power and Light Co., recorded January 13, 1961, as Instrument No. 78979, Book 28 of Miscellaneous, Page 210. Affects Parcels 1 and 2

6.                                       All matters, covenants, conditions, restrictions, easements and any rights, interests or claims which may exist by reason thereof, disclosed by Record of Survey recorded December 21, 1988, as instrument number 356870, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, or national origin to the extent such covenants, conditions or restrictions violate 42 USC 3604(c). Affects Parcels 1 and 2

7.                                       Easement for utilities granted to Pacificorp, a Corporation, dba Pacific Power & Light Company, recorded December 29, 1988, as Instrument No. 357150. Affects Parcel 2

8.                                       Easement for utilities granted to GTE Northwest Incorporated, recorded August 23, 1994, as Instrument No. 451128. Affects Parcel 1

9.                                       Easement for utilities granted to GTE Northwest and Washington Water Power, recorded June 3, 1996, as Instrument No. 486075.  Affects Parcel 1

10.                                 Easement for utilities granted to GTE Northwest and Washington Water Power, recorded June 3, 1996, as Instrument No. 486076. Affects Parcel 1 and 2

11.                                 Easement for utilities granted to Pacificorp, a corporation, dba Pacific Power & Light Company, recorded January 12, 1998, as Instrument No. 517232. Affects Parcel 1

AMENDED AND RESTATED GUARANTY

AMENDED AND RESTATED GUARANTY (this “Guaranty”), dated as of July 9, 2012, by each of the Persons listed on Schedule I hereto and those additional Persons that hereafter become parties hereto by executing the Form of Joinder attached hereto as Annex 1 (each such Person, individually, a “Guarantor” and, collectively, jointly and severally, the “Guarantors”) in favor of (a) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agents”), for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), and (b) the other Credit Parties.

W I T N E S S E T H

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Coldwater Creek U.S. Inc., a Delaware corporation (the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (individually, a “Borrower” and, collectively with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement.  Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, reference is also made to that certain Guaranty, dated as of February 13, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Guaranty”), executed by the Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties; and

WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement and from the making of the Loans by the Lenders.

WHEREAS, the obligations of the Lenders to make Loans is conditioned upon, among other things, the execution and delivery by the Guarantors of this Guaranty.  As consideration therefor, and in order to induce the Lenders to make Loans, the Guarantors are willing to execute this Guaranty.

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Accordingly, the parties hereto hereby agree to amend and restate the Existing Guaranty in its entirety as follows:

SECTION 1.                                Guaranty.  Each Guarantor irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) and performance by each of the Loan Parties of all Obligations (collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Debtor Relief Laws.  Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.  If any or all of the Obligations becomes due and payable, each of the Guarantors, unconditionally and irrevocably, and without the need for demand, protest, or any other notice or formality, promises to pay such indebtedness to the Administrative Agent, for the benefit of the Credit Parties, together with any and all expenses that may be incurred by the Administrative Agent or any other Credit Party in demanding, enforcing, or collecting any of the Guaranteed Obligations (including the enforcement of any collateral for such Obligations or any collateral for the obligations of the Guarantors under this Guaranty).  If claim is ever made upon any Agent or any other Credit Party for repayment or recovery of any amount or amounts received in payment of or on account of any or all of the Obligations and any Agent or any other Credit Party repays all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over such payee or any of its property, or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower or any Guarantor), then and in each such event, each of the Guarantors agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantors, notwithstanding any revocation (or purported revocation) of this Guaranty or other instrument evidencing any liability of any Loan Party, and the Guarantors shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

SECTION 2.                                Guaranteed Obligations Not Affected.  To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind.  The liability of each of the Guarantors hereunder is primary, absolute, and unconditional, and is independent of any security for or other guaranty of the Obligations, whether executed by any other Guarantor or by any other Person.  To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by or impaired by (a) the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, or of any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Credit Party, (d) the lack of legal existence of any

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Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party or any proceeding under any Debtor Relief Law by or against any Loan Party, (e) any direction as to application of payment by any Loan Party or by any other Person, (f) any payment on, or in reduction of, any such other guaranty or undertaking, (g) any dissolution, termination, or increase, decrease, or change in personnel by any Loan Party, (h) any invalidity, irregularity, avoidability, or unenforceability of all or any part of the Obligations or of any security therefor or (i) any payment made to the Administrative Agent or any other Credit party on account of the Obligations which the Administrative Agent or such other Credit Party repays to any Loan Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other proceeding under any Debtor Relief Law (or any settlement or compromise of any claim made in such a proceeding relating to such payment), and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

SECTION 3.                                Security.  Each Guarantor hereby acknowledges and agrees that the Collateral Agent and each of the other Credit Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine, and (c) release or substitute any one or more endorsees, Borrowers, other Loan Parties or other obligors, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

SECTION 4.                                Guaranty of Payment.  Each Guarantor further agrees that this Guaranty constitutes a guarantee of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Collateral Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other Guarantor of all or part of the Guaranteed Obligations.  Any payment required to be made by any Guarantor hereunder may be required by any Agent or any other Credit Party on any number of occasions and shall be payable to the Administrative Agent, for the benefit of the Agents and the other Credit Parties, in the manner provided in the Credit Agreement.  The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or any other Loan party or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or Loan Party or any other Person and whether or not any other Guarantor or Loan Party or any other Person be joined in any such action or actions.  Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof.  Any payment by any Loan Party or other circumstance which operates to toll any statute of limitations as to any Loan Party shall operate to toll the statute of limitations as to each of the Guarantors.

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SECTION 5.                                Indemnification.

(a)                                  Without limiting or duplicating any of their indemnification obligations under the Credit Agreement or the other Loan Documents, each of the Guarantors shall jointly and severally indemnify the Agents (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, settlement payments, costs and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred, suffered, sustained or required to be paid by any Indemnitee or asserted against any Indemnitee by any third party or by any Guarantor arising out of, in connection with, or as a result of, (i) the execution or delivery of this Guaranty, the Credit Agreement, any other Loan Document or any other agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agents (and any sub-agent thereof) and their Related Parties only, the administration of this Guaranty, the Credit Agreement and the other Loan Documents, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to or arising from any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Guarantor, or any of the Guarantors’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted directly and actually from the gross negligence or willful misconduct of such Indemnitee.  In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel.

(b)                                 To the fullest extent permitted by applicable Law, the Guarantors shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, the Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby, or the transactions contemplated hereby or thereby.  No Indemnitee referred to in subsection (a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Guaranty, the Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(c)                                  The agreements in this Section 5 shall survive the resignation of any Agent, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Guaranteed Obligations.

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SECTION 6.                                No Discharge or Diminishment of Guaranty.  The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than upon (i) termination of the Aggregate Commitments, (ii) the indefeasible payment in full in cash of the Guaranteed Obligations (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) termination of the Administrative Agent’s obligation under the Credit Agreement to cause the L/C Issuer to issue Letters of Credit), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise.  Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations).

SECTION 7.                                Defenses of Loan Parties Waived.  To the fullest extent permitted by applicable Law, each Guarantor waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations.  Each Guarantor hereby acknowledges that the Agents and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of each such Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash.  Pursuant to, and to the extent permitted by, applicable Law, each Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement, indemnity, contribution or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security.  Each Guarantor agrees that it shall not assert any claim in competition with any Agent or any other Credit Party in respect of any payment made hereunder in connection with any proceedings under any Debtor Relief Laws.

SECTION 8.                                Agreement to Pay; Subordination.  In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any

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Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agents or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.  Upon payment by any Guarantor of any sums to any Agent or any other Credit Party as provided above, all rights of such Guarantor against any Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations.  In addition, any indebtedness of any Borrower or any other Loan Party now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior indefeasible payment in full of all of the Guaranteed Obligations.  Notwithstanding the foregoing, prior to the occurrence of an Event of Default, any Borrower or any other Loan Party may make payments to any Guarantor on account of any such indebtedness.  After the occurrence and during the continuance of an Event of Default, none of the Guarantors will demand, sue for, or otherwise attempt to collect any such indebtedness until (i) termination of the Aggregate Commitments, (ii) all of the Guaranteed Obligations have been indefeasibly paid in full in cash, (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) termination of the Administrative Agent’s obligation to endeavor to cause the L/C Issuer to issue Letters of Credit under the Credit Agreement.  If any amount shall erroneously be paid to any Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

SECTION 9.                                Limitation on Guaranty of Guaranteed Obligations.  In any action or proceeding with respect to any Guarantor involving any state corporate law, the Debtor Relief Laws or any other state or federal bankruptcy, insolvency, reorganization or other laws affecting the rights of creditors generally, if the obligations of such Guarantor under this Guaranty would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, any Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

SECTION 10.                          Information.  Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Credit Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.  The Guarantors have reviewed and approved copies of the Loan Documents and are fully informed of the remedies the Collateral Agent may pursue, with or without notice to the Guarantors.

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SECTION 11.                          Termination.  This Guaranty (a) shall terminate when (i) the Aggregate Commitments have terminated, (ii) all of the Guaranteed Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (except to the extent fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation under the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, and (b) shall continue to be effective or be immediately and automatically reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor in connection with Debtor Relief Laws or otherwise.

SECTION 12.                          Costs of Enforcement.  Without limiting or duplicating any of their obligations under the Credit Agreement or the other Loan Documents, the Guarantors, jointly and severally, agree to pay on demand all Credit Party Expenses in connection with (i) the administration, negotiation, documentation or amendment of this Guaranty, and (ii) any Agent’s or any other Credit Party’s efforts to collect and/or to enforce any of the Guaranteed Obligations of any Guarantor hereunder and/or to enforce any of the rights, remedies, or powers of any Agent or any other Credit Party against or in respect of any Guarantor (whether or not suit is instituted by or against any Agent or any other Credit Party).

SECTION 13.                          Binding Effect; Assignments.  Whenever in this Guaranty any party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Guaranty shall bind and inure to the benefit of each of the Guarantors and its respective successors and assigns.  This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Agents and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be absolutely void ab initio), except as expressly permitted by this Guaranty or the Credit Agreement.  This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 14.                          Waivers; Amendment.

(a)                                  The rights, remedies, powers, privileges, and discretions of the Agents hereunder and under applicable Law (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have.  No delay or omission by the Agents in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Agents of any Event of Default or default under any other agreement shall operate as a waiver of any other Event of Default or default hereunder or under any other agreement.  No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agents and

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any Person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies.  No waiver by the Agents of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations.  No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b)                                 Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Agents and the Guarantor or Guarantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

SECTION 15.                          Copies and Facsimiles.  This instrument and all documents which have been or may be hereinafter furnished by any Guarantor to any of the Agents may be reproduced by such Agents by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic method of transmission which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile or such other electronic method of transmission had been delivered to the party which or on whose behalf such transmission was received.

SECTION 16.                          Governing Law.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 17.                          Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantors may be delivered to the Lead Borrower on behalf of the Guarantors.

SECTION 18.                          Survival of Agreement; Severability.

(a)                                  All covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document shall be considered to have been relied upon by the Agents and the other

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Credit Parties and shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders and the issuance of any Letters of Credit by the L/C Issuer, regardless of any investigation made by any Agent or any other Credit Party or on their behalf and notwithstanding that any Agent or other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, and shall continue in full force and effect until (i) the Aggregate Commitments have terminated, (ii) all of the Guaranteed Obligations have been indefeasibly paid in full in cash, (iii) all L/C Obligations have been reduced to zero (except to the extent fully Cash Collateralized or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation to endeavor to cause the L/C Issuer to issue Letters of Credit under the Credit Agreement.  The provisions of Section 5 and Section 11 hereof shall survive and remain in full force and effect regardless of the repayment of the Guaranteed Obligations, the expiration or termination of the Letters of Credit and the Aggregate Commitments or the termination of this Guaranty or any provision hereof.

(b)                                 Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 19.                          Counterparts.  This Guaranty may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile transmission or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 20.                          Rules of Interpretation.  The rules of interpretation specified in Section 1.02 through 1.05 and Section 1.07 of the Credit Agreement shall be applicable to this Guaranty.

SECTION 21.                          Jurisdiction; Waiver of Venue; Consent to Service of Process.

(a)                                  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE

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HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENTS, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)                                 EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION.  EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(C)                                EACH GUARANTOR IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 17.  NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 22.                          Waiver of Jury Trial.  EACH GUARANTOR, EACH AGENT, AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH GUARANTOR, EACH AGENT, AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO (OR ACCEPT) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.

SECTION 23.                          Right of Setoff.  If an Event of Default shall have occurred and be continuing or if any Lender shall have been served with a trustee process or similar attachment relating to property of a Loan Party, each Credit Party and each of its respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of

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the Administrative Agent or the Required Lenders, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Credit Party or any such Affiliate to or for the credit or the account of any Guarantor against any of and all the Guaranteed Obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document to such Credit Party, irrespective of whether or not such Credit Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations of such Guarantor may be unmatured or are owed to a branch or office of such Credit Party different from the branch or office holding such deposit or obligated on such indebtedness.  The rights of each Credit Party and its respective Affiliates under this Section 23 are in addition to other rights and remedies (including other rights of setoff) that such Credit Party or its respective Affiliates may have.  Each Credit Party agrees to notify the Guarantors and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 24.                          New Subsidiaries.  Pursuant to Section 6.12 of the Credit Agreement, certain Subsidiaries (whether by acquisition or creation) of any Loan Party are required to enter into this Guaranty by executing and delivering in favor of the Agents a joinder to this Guaranty in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of any agreement or instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any Guarantor hereunder.  The rights and obligations of each Guarantor hereunder shall remain in full force and effect, and shall be joint and several with each other Guarantor hereunder, notwithstanding the addition of any new Guarantor hereunder, as though such new Guarantor had originally been named a Guarantor hereunder on the date of this Guaranty.

SECTION 25.                          No Third Party Beneficiary.  This Guaranty is solely for the benefit of each Credit Party, and each of their successors and assigns and may not be relied on by any other Person.

SECTION 26.                          Cumulative Remedies.  No remedy under this Guaranty, under the Credit Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by Law.

SECTION 27.                          Payments; Application.  All payments to be made hereunder by any Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the Guaranteed Obligations in accordance with the terms of the Credit Agreement.

SECTION 28.                          Collateral Agent, Administrative Agent or Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent”, “Administrative Agent” or “Agents” shall be a reference to the Collateral Agent, Administrative Agent or Agents, respectively, in each case, for the benefit of itself and each other Credit Party.

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SECTION 29.                          Merger; Integration.  THIS GUARANTY, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

SECTION 30.                          Headings.  Section headings used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty.

SECTION 31.                          Construction.  Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against any Credit Party or any Guarantor, whether under any rule of construction or otherwise.  This Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 32.                          Incorporation by Reference.  All of the annexes attached to this Guaranty shall be deemed incorporated herein by reference.

SECTION 33.                          Waivers.

(a)                                  Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require any Agent or any other Credit Party to (i) proceed against any other Loan Party or any other Person, (ii) proceed against or exhaust any security held from any other Loan Party or any other Person, or (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any other Loan Party, any other Person, or any collateral, or (iv) pursue any other remedy in any Credit Party’s power whatsoever.  Each of the Guarantors waives any defense based on or arising out of any defense of any Guarantor or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Loan Party or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party other than payment of the Obligations to the extent of such payment.  The Agents may, at their election or at the election of the Required Lenders, foreclose upon any Collateral held by the Agents in accordance with the terms of the Credit Agreement, the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement and/or the other Loan Documents or may exercise any other right or remedy any Agent or any other Credit Party may have against any Loan Party or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Guaranteed Obligations have been indefeasibly paid in full in cash.

(b)                                 Each of the Guarantors hereby acknowledges and affirms that it understands that to the extent the Obligations are secured by Real Estate located in California, Idaho or any other “one-action” rule jurisdiction, Guarantors shall be liable for the full amount of the liability hereunder notwithstanding the foreclosure on such Real Estate by trustee sale or any other reason impairing such Guarantor’s right to proceed against any Loan Party.  In accordance with Section 2856 of the California Code of Civil Procedure or any similar Laws of any other

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applicable jurisdiction, each of the Guarantors hereby waives until such time as the Guaranteed Obligations have been indefeasibly paid in full in cash:

(i)                  all rights of subrogation, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to the Guarantors by reason of Sections 2787 to 2855, inclusive, 2899, and 3433 of the California Code of Civil Procedure or any similar Laws of any other applicable jurisdiction;

(ii)               all rights and defenses that the Guarantors may have because the Guaranteed Obligations are secured by Real Estate located in California, Idaho or any other “one-action” rule jurisdiction, meaning, among other things, that:  (A) the Agents and the other Credit Parties may collect from the Guarantors without first foreclosing on any real or personal property collateral pledged by any Borrower or any other Loan Party, and (B) if any Agent, on behalf of the Credit Parties, forecloses on any Real Estate collateral pledged by any Borrower or any other Guarantor, (1) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (2) the Credit Parties may collect from the Guarantors even if, by foreclosing on the Real Estate collateral, the Agents or the other Credit Parties have destroyed or impaired any right the Guarantors may have to collect from any other Loan Party, it being understood that this is an unconditional and irrevocable waiver of any rights and defenses the Guarantors may have because the Guaranteed Obligations are secured by Real Estate (including, without limitation, any rights or defenses based upon Sections 580a, 580d, or 726 of the California Code of Civil Procedure, Sections 6-101, 6-108, 45-1503, 45-1505(4) or 45-1512 of the Idaho Code or any similar Laws of any other applicable jurisdiction); and

(iii)            all rights and defenses arising out of an election of remedies by the Agents and the other Credit Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed Guarantors’ rights of subrogation and reimbursement against any other Loan Party by the operation of Section 580d of the California Code of Civil Procedure or any similar Laws of any other applicable jurisdiction or otherwise.

(c)                                  Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law.

[signature pages follow]

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IN WITNESS WHEREOF, the Guarantors have duly executed this Guaranty as of the day and year first above written.

Guarantors:

COLDWATER CREEK INC.,
a Delaware corporation

By:
Name:
Title:

C SQUARED LLC,
a Delaware limited liability company

By:
Name:
Title:

ASPENWOOD ADVERTISING, INC.,
a Delaware corporation

By:
Name:
Title:

CWC WORLDWIDE SERVICES INC.,
an Idaho corporation

By:
Name:
Title:

Signature Page to Amended and Restated Guaranty

COLDWATER CREEK SOURCING INC.,
an Idaho corporation

By:
Name:
Title:

CWC SOURCING LLC,
an Idaho limited liability company

By:
Name:
Title:

CWC REWARDS INC.,
an Arizona corporation

By:
Name:
Title:

Signature Page to Amended and Restated Guaranty

SCHEDULE I

Guarantors

1.                                       Coldwater Creek Inc., a Delaware corporation

2.                                       C Squared LLC, a Delaware limited liability company

3.                                       Aspenwood Advertising, Inc., a Delaware corporation

4.                                       CWC Worldwide Services Inc., an Idaho corporation

5.                                       Coldwater Creek Sourcing Inc., an Idaho corporation

6.                                       CWC Sourcing LLC, an Idaho limited liability company

7.                                       CWC Rewards Inc., an Arizona corporation

ANNEX 1 TO GUARANTY
FORM OF JOINDER

Joinder No.        (this “Joinder”), dated as of                 , to the Amended and Restated Guaranty, dated as of July 9, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the “Guaranty”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Guarantors” and each, individually, a “Guarantor”) in favor of (a) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below) and (b) the other Credit Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Coldwater Creek U.S. Inc., a Delaware corporation (the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (individually, a “Borrower” and, collectively with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) the Administrative Agent and the Collateral Agent, the Lenders have agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof.

WHEREAS, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Guaranty, or if not defined therein, in the Credit Agreement.

WHEREAS, Guarantors have entered into the Guaranty in order to induce the Lender Group to make certain financial accommodations to Borrower.

WHEREAS, pursuant to Section 6.12 of the Credit Agreement and Section 24 of the Guaranty, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty, and the joinder to the Guaranty by the undersigned new Guarantor or Guarantors (collectively, the “New Guarantors”) may be accomplished by the execution of this Joinder in favor of the Agents, for the benefit of the Credit Parties; and

WHEREAS, each New Guarantor (a) is [an Affiliate] [a Subsidiary] of one or more of the Borrowers and, as such, will benefit by virtue of the financial accommodations extended to such Borrowers by the Lenders and (b) by becoming a Loan Party will benefit from certain rights granted to the Loan Parties pursuant to the terms of the Loan Documents;

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NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Guarantor hereby agrees as follows:

1.                                       In accordance with Section 24 of the Guaranty, each New Guarantor, by its signature below, becomes a “Guarantor” under the Guaranty with the same force and effect as if originally named therein as a “Guarantor” and each New Guarantor hereby (a) agrees to all of the terms and provisions of the Guaranty applicable to it as a “Guarantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Guarantor” thereunder are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof).  In furtherance of the foregoing, each New Guarantor, jointly and severally with each other Guarantor, hereby irrevocably and unconditionally guaranties to the Agents, for the benefit of the Credit Parties, as and for its own debt, until the final payment in full thereof, in cash, has been made, (a) the due and punctual payment of the Guaranteed Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each New Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrowers of all of the agreements, conditions, covenants, and obligations of the Borrowers contained in the Credit Agreement and each of the other Loan Documents.

2.                                       Each New Guarantor represents and warrants to the Agents and the other Credit Parties that this Joinder has been duly executed and delivered by such New Guarantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

3.                                       This Joinder is a Loan Document.  This Joinder may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Joinder by facsimile transmission or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart of this Joinder.

4.                                       The Guaranty, as supplemented hereby, shall remain in full force and effect.

5.                                       AGREEMENTS WITH RESPECT TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE GUARANTY AND SHALL BE GOVERNED BY THE PROVISIONS IN THE GUARANTY.

[signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty to be executed and delivered as of the day and year first above written.

NEW GUARANTORS:	[NAME OF NEW GUARANTOR]

By:
Name:
Title:

[NAME OF NEW GUARANTOR]

By:
Name:
Title:

Signature Page to Joinder to Amended and Restated Guaranty

3

AMENDED AND RESTATED HAZARDOUS MATERIALS

INDEMNIFICATION AGREEMENT

This AMENDED AND RESTATED HAZARDOUS MATERIALS INDEMNIFICATION AGREEMENT (the “Indemnity”) is made as of July 9, 2012 by COLDWATER CREEK MERCHANDISING & LOGISTICS INC., a Delaware corporation (“Borrower” or “Indemnitor”), for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC) (“Wells Fargo”), in its capacity as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Agent”) for its own benefit and the benefit of the other Credit Parties (as such term is defined in the Credit Agreement referred to below).

All capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to such terms in the Credit Agreement described below.

WITNESSETH:

WHEREAS, Borrower is the owner of certain real property and the buildings and improvements thereon, together with related rights as further described herein; and

WHEREAS, Borrower has entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower and certain other borrowers as set forth in the Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among Borrower, the other borrowers identified therein, the guarantors identified therein, the Agent, Wells Fargo, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), and the lenders from time to time party thereto (“Lenders”), and the other Loan Documents (as that term is defined in the Credit Agreement, “Loan Documents”); and

WHEREAS, Borrower has entered into that certain Hazardous Material Indemnification Agreement dated as of May 16, 2011 entered into by Borrower and the Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Hazardous Material Indemnification Agreement”); and

WHEREAS, Borrower intends to secure all of its existing and future indebtedness and other obligations pursuant to the Credit Agreement, including, without limitation, all Obligations (as that term is defined in the Credit Agreement, “Obligations”) of the Loan Parties under the Loan Documents, by delivering to Agent a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (“Deed of Trust”), of even date herewith, which Deed of Trust will be filed in the real estate records of the County of Bonner, Idaho, with respect to real property described in Exhibit A attached hereto (the “Property”); and

WHEREAS, the execution of this Indemnity is a condition of Lenders’ willingness to make any Loan to Indemnitor, and Borrower and the Agent desire to amend and restate the Existing Hazardous Material Indemnification Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Existing Hazardous Material Indemnification Agreement shall be amended and restated in its entirety to read as follows:

1.                                       The preambles hereto are incorporated herein by this reference thereto.

2.                                       Indemnitor hereby agrees, unconditionally, absolutely and irrevocably, to indemnify, defend (with counsel acceptable to Agent and at Indemnitor’s sole cost and expense) and hold harmless Agent, Administrative Agent, the Lenders, and their successors and assigns, and their respective officers, directors, employees, shareholders, agents and affiliates (collectively, the “Lender Indemnified Parties” and individually each a “Lender Indemnified Party”), against and in respect of:

(a)                                  any loss, liability, cost, injury, expense or damage of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys’ fees and expenses) which at any time or from time to time may be suffered or incurred by Agent, Administrative Agent, any Lender, or any other Lender Indemnified Party in connection with (x) the breach of any representation and warranties in any Deed of Trust and/or any other Loan Document pertaining to any “Hazardous Materials” (as that term is defined below) and other environmental matters or (y) in connection with any inquiry, charge, claim, cause of action, demand or lien made or arising in connection with, with respect to, or as a result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission of, or release from, the Property into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Materials, including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the “Environmental Law” (as hereinafter defined), whether now known or unknown, including without limitation:

(i) any costs, fees or expenses incurred in connection with the removal, encapsulation or other treatment of Hazardous Material from or on the Property to the extent required by Environmental Laws;

(ii) any loss or damage resulting from a loss of priority of the Deed of Trust due to the imposition of a lien against the Property pursuant to the Environmental Laws;

(iii) any reasonable and documented out-of-pocket attorneys’ fees and expenses, engineers’ fees, and/or charges of any contractor or expert retained or consulted in connection with any inquiry, claim or demand pursuant to the Environmental Laws, including without limitation any costs incurred in connection with compliance with such inquiry, claim or demand;

(b)                                 any loss, liability, cost, expense or damage (including, without limitation, reasonable attorneys’ fees and expenses) suffered or incurred by Agent or any other Lender Indemnified Party as a result of, arising out of or in connection with any failure of the Property to comply with all applicable Environmental Laws, and any litigation, proceeding or governmental investigation relating to such noncompliance or alleged noncompliance;

(c)                                  any loss, liability, cost, damage or expense suffered or incurred by Agent or any other Lender Indemnified Party arising from any claim, action, demand, cause of action or damage relating to or in connection with any personal injury or property damage concerning or relating to the presence of any Hazardous Material on the Property.

As used herein, “Hazardous Materials” means all toxic, reactive, hazardous, explosive, or radioactive substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychiorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature listed, controlled or regulated pursuant to any Environmental Law.

As used herein, “Environmental Laws” means any and all applicable Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including, without limitation, those related to Hazardous Materials, air emissions or discharges to waste or public sewer systems.

3.                                       The provisions of and undertakings and indemnification set out in this Indemnity shall continue indefinitely in full force and effect and shall survive the satisfaction, termination, suspension or cancellation of all Obligations, the termination of the Credit Agreement and the other Loan Documents, the release of any Deed of Trust, the acceptance by Agent or any other Lender Indemnified Party of a deed in lieu of foreclosure with respect to all or any portion of the Property, a foreclosure of all or any portion of the Property and/or the exercise by Agent or any other Lender Indemnified Party of any of its rights under any document securing the Obligations (including, without limitation, any Loan Documents), and shall continue to be the personal liability, obligation and indemnification of the Indemnitor, binding upon the Indemnitor, jointly and severally, forever; provided, however, that if Agent, Administrative Agent or any Lender acquires possession of any Property or fee simple title to any Property by means of a conveyance (whether or not in lieu of foreclosure) made by Indemnitor, its successors and/or assigns, that such indemnity shall not apply with respect to events or omissions occurring after the date on which Agent, Administrative Agent or any Lender acquires such fee simple interest, and provided further that such indemnity shall not, as to a Lender Indemnified Party, be available to the extent such losses, damages, liabilities, costs or claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have been caused by the gross negligence or willful misconduct of such Lender Indemnified Party (or any Related Party).

4.                                       The provisions of this Indemnity shall govern and control over any inconsistent provision of the Credit Agreement, the Deed of Trust, any other Loan Document and any other agreement, instrument, or document evidencing or securing the Obligations, including, without limitation, any exculpatory or nonrecourse provisions, if any, contained in any of the foregoing agreements.

5.                                       If at any time or times hereafter Agent or any other Lender Indemnified Party determines that it is necessary to employ counsel for advice or other representation (i) except as otherwise expressly provided herein, to represent Agent, Administrative Agent, any Lender or any other Lender Indemnified Party in any litigation, contest, dispute, suit or proceeding (whether instituted by Agent, Administrative Agent, any Lender, any other Lender Indemnified Party, Indemnitor, or any other party) in any way or respect relating to this Indemnity or (ii) to enforce Indemnitor’s obligations hereunder, then, in any of the foregoing events, all of the reasonable and documented out-of-pocket attorneys’ fees and expenses arising from such services and all expenses, costs and charges arising in connection therewith or relating thereto shall be paid by Indemnitor to Agent or such other Lender Indemnified Party, on demand.

6.                                       Indemnitor hereby acknowledges that the following events or occurrences shall not in any way alter or diminish the force and effect of this Agreement: (a) Agent’s or any other Lender Indemnified Party’s acceptance of this Indemnity; (b) Indemnitor’s heretofore, now or at any time or times hereafter granting to Agent or any other Lender Indemnified Party of security interests, liens or encumbrances in any of Indemnitor’s assets or Agent or any other Lender Indemnified Party heretofore, now or from time to time hereafter obtaining, amending, substituting for, releasing, waiving or modifying any such security interests, liens or encumbrances; (c) Agent, Administrative Agent, Lenders or any other Lender Indemnified Party heretofore, now or at any time or times hereafter, obtaining, releasing, waiving or modifying the Credit Agreement, any Collateral (as defined in the Credit Agreement, “Collateral”), the other Loan Documents, the Deed of Trust or any other lien or encumbrance in any other party’s assets given to Lender to secure the Obligations, including this Indemnity; (d) Agent, Administrative Agent, any Lender or any other Lender Indemnified Party heretofore, now or at any time or times hereafter amending, restating, supplementing or modifying any Loan Document or any other agreement, instrument or document, in any way, manner or respect, related thereto, referred to therein or contemplated thereby; (e) presentment, demand, notices of default, nonpayment, partial payment and protest, and all other notices or formalities to which Indemnitor may be entitled except as otherwise provided herein; (f) Agent, Administrative Agent, any Lender or any other Lender Indemnified Party heretofore, now or at any time or times hereafter granting to Indemnitor (or any other party liable to any Lender Indemnified Party on account of the Obligations) of any indulgences or extensions of time of payment of the Obligations; and (g) Agent, Administrative Agent, any Lender or any other Lender Indemnified Party heretofore, now or at any time or times hereafter accepting from Indemnitor (or any other party) any partial payment or payments on account of the Obligations or any collateral securing the payment thereof or Agent, Administrative Agent, any Lender or any Lender Indemnified Party settling, subordinating, compromising, discharging or releasing the same. Subject to the terms and conditions set forth in the Credit Agreement and other Loan Documents, Indemnitor agrees that Agent, Administrative Agent, each Lender or each other Lender Indemnified Party heretofore, now or at any time or times hereafter may do any or all of the foregoing in such manner, upon such terms and at such times as Agent, Administrative Agent, such Lender or such other Lender Indemnified Party deems advisable, without in any way, manner or respect impairing, affecting, reducing or releasing Indemnitor from its obligations hereunder.

7.                                       (a)                                  Indemnitor shall notify Agent promptly upon receipt of any material written inquiry, notice, claim, charge, cause of action or demand from any third party pertaining to the matters indemnified hereunder, including without limitation any notice of inspection for cause, abatement or noncompliance, stating the nature and basis of such inquiry or notification. Indemnitor shall promptly deliver to Agent any and all documentation or records as Agent may reasonably request in connection with such notice or inquiry, and shall keep Agent reasonably appraised of any material subsequent developments.

(b)                                 Agent shall give prompt written notice to the Indemnitor of any claim against Agent, Administrative Agent or any Lender which might give rise to a claim by Agent, Administrative Agent or any Lender indemnified hereunder against the Indemnitor under this Indemnity, which notice shall state nature and basis of the claim, the amount thereof and reasonable best estimate of the amount of the Indemnitor’s liability to Agent, Administrative Agent or any Lender in connection therewith.

(c)                                  If any action shall be brought against Agent, Administrative Agent, any Lender or any other Lender Indemnified Party, then after Agent notifies the Indemnitor thereof as provided in paragraph 7(b), Indemnitor shall be entitled to participate therein, and to assume the defense thereof at the expense of Indemnitor with counsel reasonably satisfactory to Agent, Administrative Agent and the other Lender Indemnified Parties, in their reasonable discretion, and to settle and compromise any such claim or action; provided, however, that Agent, Administrative Agent or any Lender Indemnified Party may elect to be represented by separate counsel at Agent, Administrative Agent or such other Lender Indemnified Party’s expense, as applicable, and if Agent, Administrative Agent or a Lender Indemnified Party so elects, such settlement or compromise shall be effected only with the consent of Indemnitor, which consent shall not be conditioned, withheld or delayed if the settlement or compromise does not impose any liability on Indemnitor or any other party indemnified hereunder and shall not otherwise be unreasonably conditioned, withheld or delayed.

(d)                                 Indemnitor shall make any payment required to be made under this Indemnity promptly after receipt of demand therefor by Agent, Administrative Agent or any other Lender Indemnified Party, and shall make such payment in cash in the amount thereof. In the event that such payment is not made forthwith, Agent, Administrative Agent or such other Lender Indemnified Party, at its sole election and in its sole discretion, may proceed to suit against Indemnitor.

8.                                       Except in the event any failure, delay, act or omission is the actual and direct result of Agent’s, Administrative Agent’s or a Lender’s willful misconduct or gross negligence, as determined by a court of competent jurisdiction by final and nonappealable judgment, and then only to the extent a court of competent jurisdiction determines by final and nonappealable judgment that Indemnitor is prejudiced thereby, Indemnitor’s obligations hereunder shall in no way, manner or respect be impaired, affected, reduced or released by reason of (a) Agent’s, Administrative Agent’s or any Lender Indemnified Party’s failure or delay to do or take any of the acts, actions or things described herein; or (b) any act or omission of the Agent, Administrative Agent or any Lender Indemnified Party in connection with any notice, demand, warning or claim regarding Hazardous Materials on the Property.

9.                                       This Indemnity shall be continuing, irrevocable and binding on the Indemnitor and its successors and assigns and shall inure to the benefit of Agent’s, Administrative Agent’s and each Lender Indemnified Party’s successors and permitted assigns. Indemnitor’s obligations hereunder shall not be assigned and any such attempted or prohibited assignment shall be absolutely void ab initio. The dissolution of the Indemnitor shall not affect this Indemnity or any of Indemnitor’s obligations hereunder.

10.                                 All notices and other communications provided for hereunder shall be in writing and provided in accordance with the terms of the Credit Agreement.

11.                                 THIS INDEMNITY IS SUBMITTED TO AGENT IN NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE THEREAT. THIS INDEMNITY SHALL BE GOVERNED AND CONTROLLED AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE LAWS, STATUTES AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, INDEMNITOR, IN ORDER TO INDUCE AGENT TO ACCEPT THIS INDEMNITY AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH HEREBY IS ACKNOWLEDGED, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS INDEMNITY SHALL BE LITIGATED, AT AGENT’S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK EACH INDEMNITOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID STATE. INDEMNITOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY AGENT ON THIS INDEMNITY IN ACCORDANCE WITH THIS PARAGRAPH. INDEMNITOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS INDEMNITY. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDERS TO MAKE ANY ADVANCE.

12.                                 If any provision of this Indemnity or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Indemnity and the application of such provision or provisions to the other parties and circumstances will not be affected thereby, the provisions of this Indemnity being severable in any such instance.

13.                                 This Indemnity may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Indemnity by facsimile transmission or other electronic method of transmission shall be as effective as delivery of a manually executed counterpart of this Indemnity.

14.                                 This Indemnity is a Loan Document.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Hazardous Materials Indemnification Agreement as of the date first written above.

COLDWATER CREEK MERCHANDISING &
LOGISTICS INC.

By:
Name:
Title:

STATE OF IDAHO	)
COUNTY OF BONNER	)

I, the undersigned, a Notary Public of the state and county aforesaid, certify that                     personally came before me this day and acknowledged that (s)he is                      of COLDWATER CREEK MERCHANDISING & LOGISTICS INC., a Delaware corporation, and that he in that capacity, being authorized to do so, executed the foregoing on behalf of the corporation.

WITNESS my hand and the Notarial Seal this of          day of July, 2012.

[NOTARY SEAL]

Notary Public

My commission expires:

Signature Page to Amended and Restated Hazardous Materials Indemnification Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION (as successor by merger to
Wells Fargo Retail Finance, LLC), as
Administrative Agent and Collateral Agent

By:
Name: Michele L. Ayou
Title: Authorized Signatory

COMMONWEALTH OF MASSACHUSETTS )

COUNTY OF SUFFOLK  )

I, the undersigned, a Notary Public of the state and county aforesaid, certify that Michele L. Ayou personally came before me this day and acknowledged that she is an Authorized Signatory of WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), and that she in that capacity, being authorized to do so, executed the foregoing on behalf of the corporation.

WITNESS my hand and the Notarial Seal this of          day of July, 2012.

[NOTARY SEAL]

Notary Public

My commission expires:

Signature Page to Amended and Restated Hazardous Materials Indemnification Agreement

Exhibit A

Legal Description of Property

Parcel 1:

A portion of the Southeast Quarter of Section 2, Township 57 North, Range 2 West of the Boise Meridian, Bonner County Idaho, more fully described as follows:

Beginning at the Southeast corner of said Section 2;

Thence South 89° 36’ 52” West, a distance of 25.0 feet to the true point of beginning;

Thence from the true point of beginning, South 89° 36’ 52” West, a distance of 631.87 feet;

Thence North 00 40’ 24” West, a distance of 313.03 feet;

Thence South 89° 36’ 52” West, a distance of 313.03 feet;

Thence North 0° 40’ 24” West, a distance of 268.12 feet;

Thence North 89° 36’ 52” East, a distance of 944.90 feet;

Thence South 0° 40’ 24” East, a distance of 581.15 feet, back to the true point of beginning.

Parcel 2:

A portion of the Southeast Quarter of Section 2, Township 57 North, Range 2 West of the Boise Meridian, Bonner County Idaho, more fully described as follows:

Beginning at the Southeast corner of said Section 2;

Thence North 0° 40’ 24” West, a distance of 581.15 along the section line between Sections 1 and 2;

Thence South 89° 36’ 52” West, a distance of 25.0 feet to the true point of beginning;

Thence from the true point of beginning, South 89° 36’ 52” West, a distance of 944.90 feet;

Thence North 37° 59’ 03” East, a distance of 757.09 feet along the S.I.R.R. right of way;

Thence North 89° 19’ 36” East, a distance of 471.96 feet;

Thence South 0° 40’ 24” East, a distance of 595.96 feet, back to the true point of beginning.

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE CREDIT AGREEMENT) TO THE EXTENT PROVIDED IN SECTION 13.14 OF THIS AGREEMENT.

AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”), dated as of July 9, 2012, by and between COLDWATER CREEK U.S. INC., a Delaware corporation (the “Pledgor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Pledgor (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement;

WHEREAS, the Loan Parties entered into certain “Security Documents” (as such term is defined in the Credit Agreement), including (i) that certain Security Agreement dated as of February 13, 2009 entered into by the Pledgor, the other Grantors (as defined therein) and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Security Agreement”) and (ii) that certain Pledge Agreement dated as of February 13, 2009 entered into by the Pledgor and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Pledge Agreement”); and

WHEREAS, the Pledgor and the other Grantors have also agreed to amend and restate the Existing Security Agreement pursuant to that certain Amended and Restated Security Agreement, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by and among the Pledgor, the other Grantors (as defined therein) party thereto and the Collateral Agent, pursuant to which the

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Pledgor and each other Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Collateral (as defined herein); and

WHEREAS, the obligations of the Lenders to make Loans is conditioned upon, among other things, the execution and delivery by the Pledgor of (i) the Security Agreement and (ii) this Agreement, pursuant to which the Pledgor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Pledged Collateral (as defined herein), in order to secure the Secured Obligations (as defined herein); and

WHEREAS, in connection with the Credit Agreement and the Security Agreement, the Pledgor and Collateral Agent hereby wish to enter into this Agreement in order to amend and restate the Existing Pledge Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor and the Collateral Agent, on its own behalf and on behalf of the other Credit Parties (and each of their respective successors or assigns), hereby agree that the Existing Pledge Agreement shall be amended and restated in its entirety to read as follows:

SECTION 1

Definitions

1.1           Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9 (except as expressly stated otherwise); provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any Pledged Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2           Definitions of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, or if not defined therein, in the Security Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such term in the preamble to this Agreement.

“Blue Sky Laws” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

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“Borrowers” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Collateral” shall have the meaning assigned to such term in the Security Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Financing Statement” shall have the meaning assigned to such term in the Security Agreement.

“Guarantor” and “Guarantors” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Guaranty” shall have the meaning assigned to such term in the Credit Agreement.

“Investment Property” shall have the meaning assigned to such term in the Security Agreement.

“Issuer” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Lead Borrower” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Lender” and “Lenders” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.5 of this Agreement.

“Pledged Collateral Addendum” means a Pledged Collateral Addendum substantially in the form of Exhibit A.

“Pledged Securities” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Pledgor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Secured Obligations” shall mean, collectively, the Obligations (as defined in the Credit Agreement) and the Guaranteed Obligations (as defined in the Guaranty).

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“Securities Act” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Voting Equity Interests” shall mean, with respect to any Person, the Equity Interests of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitle holders thereof to vote for the election of directors (or Persons performing similar functions) of such Person, even though the right to vote has been suspended by the happening of such contingency.

1.3           Rules of Interpretation.  The rules of interpretation specified in Sections 1.02 through 1.05 and Section 1.07  of the Credit Agreement shall be applicable to this Agreement.

SECTION 2

Pledge

As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Pledgor hereby unconditionally grants, assigns and pledges to the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, a continuing security interest in all of the Pledgor’s right, title and interest in, to and under the following, whether now owed or hereafter acquired or arising and wherever located:

2.1           all shares of capital stock, limited liability company membership interests, limited partnership interests, general partnership interests, other partnership interests and other Equity Interests owned by the Pledgor, including in each entity designated as an “Issuer” on Schedule I hereto (each such entity, an “Issuer”), and any shares of capital stock, limited liability company membership interests, limited partnership interests, general partnership interests, other partnership interests or other Equity Interests obtained in the future by the Pledgor, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or other Equity Interests (the “Pledged Securities”); provided that, the Pledged Securities shall not include and the Pledgor shall not be required to pledge (a) any Voting Equity Interest or group of Equity Interests issued by any CFC representing more than 65% of the total voting power of all outstanding “stock entitled to vote” within the meaning of Treasury Regulations sections 1.956-2(c)(2), solely to the extent that pledging or hypothecating more than 65% of the total outstanding Voting Equity Interests of such CFC would result in adverse tax consequences to the Grantors or the costs to the Grantors of providing such pledge are unreasonably excessive in relation to the benefits to the Collateral Agent and the other Credit Parties of the security afforded thereby and (b) any Equity Interest issued by a Subsidiary of a CFC;

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2.2           all other Investment Property that may be delivered to, and held by, the Collateral Agent, pursuant to the terms hereof;

2.3           subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities and other Investment Property referred to in clauses 2.1 and 2.2 above;

2.4           subject to Section 6, all rights and privileges of the Pledgor with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

2.5           all proceeds and products of any of the foregoing (the items referred to in clauses 2.1 through 2.4 being collectively referred to as the “Pledged Collateral”; provided, however, that the term “Pledged Collateral” shall not include, and the security interest granted hereby shall not attach to, any Excluded Equity Interest (as defined in the Security Agreement)).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, until (i) the Aggregate Commitments have been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit; subject, however, to the terms, covenants and conditions hereinafter set forth.

Upon delivery to the Collateral Agent, as applicable, pursuant to Section 3 of this Agreement, all stock certificates or other security certificates now or hereafter included in the Pledged Securities shall be accompanied by stock powers or other Equity Interest powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request, and all other Investment Property comprising part of the Pledged Collateral shall, if applicable, be accompanied by such proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof.  Each schedule so delivered shall supersede any prior schedules so delivered.

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SECTION 3

Delivery of the Pledged Collateral

3.1           On or before the Closing Date, the Pledgor shall deliver or cause to be delivered to the Collateral Agent any and all original certificates or other instruments or documents representing any Pledged Collateral.

3.2           After the Closing Date, promptly (but in any event not later than (a) fifteen (15) days with respect to Pledged Securities issued by a Subsidiary other than an Immaterial Subsidiary and (b) with respect to any Pledged Securities issued by an Immaterial Subsidiary, not later than the next date on which the financial statements referred to in Sections 6.01(a) and 6.01(b) of the Credit Agreement are required to be delivered) upon the Pledgor’s acquiring any Pledged Securities, and any original certificates or other instruments or documents representing such Pledged Securities, the Pledgor shall deliver or cause to be delivered such Pledged Securities to the Collateral Agent.

3.3           The Pledgor hereby irrevocably authorizes the Collateral Agent, at any time and from time to time, to file in any appropriate filing office, wherever located, any Financing Statement or amendment thereto describing the Pledged Collateral that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any Financing Statement or amendment thereto.  The Pledgor also irrevocably authorizes the Collateral Agent to take any and all actions required by any applicable Law to perfect and protect the security interest granted hereunder until all of the Secured Obligations have been indefeasibly paid in full in cash or this Agreement is terminated in accordance with Section 11.2  hereof.  The Pledgor shall promptly provide the Collateral Agent with any information the Collateral Agent shall reasonably request in connection with any of the foregoing.

SECTION 4

Representations, Warranties and Covenants

The Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Collateral Agent that:

4.1           the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock or other Equity Interest of the Issuer with respect thereto as set forth on Schedule I as supplemented or modified by any Pledged Collateral Addendum;

4.2           except for the security interest granted hereunder, and except as otherwise permitted in the Credit Agreement and the other Loan Documents, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as supplemented or modified by any Pledged Collateral Addendum, (ii) holds the Pledged Collateral free and clear of all Liens, other than Permitted Encumbrances specified in clauses (a), (e), (i), (k) and (r) of the definition thereof and, solely with respect to securities accounts held by the Pledgor, clause (l) of the definition thereof, (iii) will make no

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assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Pledged Collateral, other than pursuant hereto and other than Permitted Encumbrances specified in clauses (a), (e), (i), (k) and (r) of the definition thereof and, solely with respect to securities accounts held by the Pledgor, clause (l) of the definition thereof, and (iv) other than as permitted in Section 6, will cause any and all distributions in cash or in kind made on the Pledged Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

4.3           except in compliance with the Credit Agreement, the Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other Equity Interest of any Issuer of the Pledged Securities, or the issuance of any membership interests or other Equity Interests in any such Person, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares, membership interests or other Equity Interests, (iii) any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares, membership interests or other Equity Interests or (iv) any amendment or other modification or waiver with respect to any Pledged Collateral or Organization Document, or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral that would adversely affect the value of such Pledged Collateral or the security interest granted on such Pledged Collateral;

4.4           the Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Encumbrances specified in clauses (a), (i), (k), and (s) of the definition thereof), however arising, of all Persons whomsoever;

4.5           except for consents or approvals already obtained, no consent of any other Person (including stockholders or creditors of the Pledgor), and no consent or approval of any Governmental Authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement, the Security Agreement and the other Loan Documents;

4.6           by virtue of (i) the execution and delivery by the Pledgor of this Agreement, (ii) the delivery by the Pledgor to the Collateral Agent of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral in accordance with the terms of this Agreement, and (iii) completion of the appropriate UCC filings, the Collateral Agent will obtain a valid and perfected Lien upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Secured Obligations.

4.7           all of the Pledged Securities set forth on Schedule I have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

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4.8           none of the Pledged Securities have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

4.9           this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

4.10         as to all limited liability company or partnership interests of any Subsidiary of the Pledgor, issued under any limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or any other Organization Document, the Pledged Collateral issued pursuant to such agreement or document (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by Pledgor in a securities account.  In addition, with respect to any Subsidiary of the Pledgor, no such limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement any other Organization Document, or any other agreements governing any Equity Interests of any limited liability company or partnership issued under any limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or any other Organization Document, provide or shall provide that such Pledged Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, unless, in connection with the acquisition of any Person that is a limited liability company or limited partnership or any limited liability company interests or partnership interests, original certificates or other instruments or documents representing such Pledged Collateral shall have been or will be delivered to the Collateral Agent in accordance with Sections 3.1 and 3.2;

4.11         [intentionally omitted];

4.12         Pledgor agrees that it will cooperate with the Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the security interest or Lien granted hereby on the Pledged Collateral or to effect any sale or transfer thereof;

4.13         If Pledgor shall acquire, obtain or receive any Pledged Collateral after the date hereof, it shall promptly (but in no event later than the date original certificates or other instruments or documents representing such Pledged Collateral, if any, would be required to be delivered to the Collateral Agent under Section 3.2 hereof) deliver to the Collateral Agent a duly executed Pledged Collateral Addendum identifying such Pledged Collateral; and

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4.14         All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects (except in the case where such information is qualified by materiality, such information shall be true and correct in all respects) as of the date hereof.

SECTION 5

Registration in Nominee Name; Copies of Notices

Upon the occurrence and during the continuance of an Event of Default, (i) the Collateral Agent, on its own behalf and on behalf of the other Credit Parties, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent, and (ii) the Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor.

SECTION 6

Voting Rights; Dividends and Interest, Etc.

6.1           Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose consistent with, and not otherwise in violation of, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and applicable Law; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Credit Parties under this Agreement, the Credit Agreement, any other Loan Document or applicable Law or the ability of the Credit Parties to exercise the same.

6.2           Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain any and all cash dividends or other cash distributions paid on the Pledged Collateral (provided, however, that, after the occurrence and during the continuance of a Cash Dominion Event, the Pledgor shall cause all such cash dividends or other cash distributions to be deposited into the Concentration Account in accordance with the provisions of Section 6.13 of the Credit Agreement) to the extent, and only to the extent, that such cash dividends or other cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and applicable Law.  All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision,

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combination or reclassification of the outstanding capital stock, membership interests or other Equity Interests of the Issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by the Pledgor, to the extent required to be paid to the Collateral Agent pursuant to the terms of the Credit Agreement or the other Loan Documents, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent, in the same form as so received (with any necessary endorsement).

6.3           Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends or other cash distributions that the Pledgor is authorized to receive pursuant to Section 6.2 above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other cash distributions. All dividends or other cash distributions received by the Pledgor contrary to the provisions of this Section 6.3 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Concentration Account in accordance with the provisions of Section 6.13 of the Credit Agreement in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 8.  After all Events of Default have been cured or waived in writing by the Collateral Agent, the Pledgor will have the right to receive the dividends or other cash distributions that it would otherwise be entitled to receive pursuant to the terms of Section 6.2 above.

6.4           Upon the occurrence and during the continuance of an Event of Default, (a) all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers (but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights); provided that the Collateral Agent shall have the right (but not an obligation) from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights; and (b) if the Collateral Agent duly exercises its right to vote or consensual rights or powers, Pledgor hereby appoints the Collateral Agent, Pledgor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Collateral in any manner the Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until all of the Secured Obligations have been indefeasibly paid in full in cash or this Agreement is terminated in accordance with Section 11.2  hereof.  After all Events of Default have been cured or waived in writing by the Collateral Agent, the

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Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6.1.

SECTION 7

Remedies upon Default

Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other applicable Law or under the Loan Documents.  The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions at the same or different times:

7.1           The Collateral Agent may sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

7.2           The Collateral Agent shall give the Pledgor at least ten (10) days’ prior written notice, by authenticated record, of the Collateral Agent’s intention to make any sale of the Pledged Collateral.  Such notice, (i) in the case of a public sale, shall state the date, time and place for such sale, (ii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, shall state the date after which any private sale or other disposition of the Pledged Collateral shall be made.  The Pledgor agrees that such written notice shall satisfy all requirements for notice to the Pledgor which are imposed under the UCC or other applicable Law with respect to the exercise of the Collateral Agent’s rights and remedies upon default and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the UCC.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Pledgor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC.

7.3           Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.

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7.4           At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Section 7, the Collateral Agent or any other Credit Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of the Pledgor, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Credit Party from the Pledgor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Credit Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor.

7.5           For purposes hereof, a written agreement that is entered into on or after the expiration of the period specified in Section 7.2 to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof.  The Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.

7.6           As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

7.7           The Pledgor recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77 (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, (c) that neither the Collateral Agent nor any other Credit Party has any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.  Notwithstanding anything herein to the contrary, the Pledgor shall not be required to register, or cause the registration of, any Pledged Collateral under the Securities Act or any Blue Sky Laws.

7.8           To the extent permitted by applicable Law, the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  In dealing with or disposing of the Pledged Collateral or any part thereof, neither the Collateral Agent nor any other

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Credit Party shall be required to give priority or preference to any item of Pledged Collateral or otherwise to marshal assets or to take possession or sell any Pledged Collateral with judicial process.

7.9           Pledgor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing.  The Collateral Agent shall have the right to the appointment of a receiver for the Pledged Collateral, and Pledgor hereby consents to such rights and such appointment and hereby waives any objection Pledgor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

SECTION 8

Application of Proceeds of Sale

After the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations, the Collateral Agent shall apply the proceeds of any collection or sale of the Pledged Collateral, as well as any Pledged Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale or other disposition of the Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 9

Further Assurances

The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

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SECTION 10

Intent

This Agreement is being executed and delivered by the Pledgor for the purpose of confirming the grant of the security interest or Lien of the Collateral Agent in the Pledged Collateral.  It is intended that the security interest or Lien granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest or Lien granted to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, under the Security Agreement.  All provisions of the Security Agreement (including, without limitation, the rights, remedies, powers, privileges and discretions of the Collateral Agent thereunder) shall apply to this Agreement and the Pledged Collateral, as applicable.  In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the Pledged Collateral and the terms of the Security Agreement shall control with respect to all other Collateral.

SECTION 11

Termination; Release of Pledged Collateral

11.1         Any Lien upon any Pledged Collateral will be released automatically if the Pledged Collateral constitutes property being sold, transferred or disposed of in a Permitted Disposition upon receipt by the Collateral Agent of the Net Proceeds thereof to the extent required by the Credit Agreement.  Upon at least two (2) Business Days’ prior written request by the Pledgor, the Collateral Agent shall (at Pledgor’s sole cost and expense) execute such documents as may be necessary to evidence the release of the Liens upon any Pledged Collateral described in this Section 11.1; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Pledgor in respect of) all interests retained by the Pledgor, including, without limitation, the Proceeds of any sale, all of which shall continue to constitute part of the Pledged Collateral.

11.2         Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest and Liens granted herein shall terminate when (i) the Aggregate Commitments have expired or been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, at which time the Collateral Agent shall return all Pledged Collateral to the Pledgor, and execute and deliver to the Pledgor, at the Pledgor’s expense, all UCC termination statements, releases and similar

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documents that the Pledgor shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Agreement, and the security interest granted herein shall be immediately and automatically reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of the Pledgor.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 11.2 shall be without recourse to, or warranty by, the Collateral Agent or any other Credit Party.

SECTION 12

Governing Law; Jurisdiction; Venue; Service of Process; Jury Trial Waiver

AGREEMENTS WITH RESPECT TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE CREDIT AGREEMENT.

SECTION 13

Miscellaneous

13.1         This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

13.2         Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

13.3         All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement .

13.4         All rights of the Collateral Agent hereunder, the security interests and Liens granted hereby and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement , any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement , any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the

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Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor or any other Loan Party in respect of the Secured Obligations or this Agreement.

13.5         All covenants, agreements, representations and warranties made by Pledgor herein and in any other Loan Document and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Credit Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans or other extensions of credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, any Lender or any other Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement , and shall continue in full force and effect unless terminated in accordance with Section 11  hereof.

13.6         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Pledgor that are contained in this Agreement shall bind and inure to the benefit of Pledgor and its respective successors and assigns.  This Agreement shall be binding upon Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of Pledgor, the Collateral Agent and the other Credit Parties and their respective successors and assigns, except that Pledgor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement and any such prohibited assignment or transfer by Pledgor shall be absolutely void ab initio.  This Agreement is a Loan Document.

13.7         (a)           The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Collateral Agent of any Default or Event of Default or of any default under any other agreement shall operate as a waiver of any other Default or Event of Default or of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies.  No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Collateral Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and

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Remedies may be exercised without resort or regard to any other source of satisfaction of the Secured Obligations.  No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph 13.7(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and Pledgor with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement .

13.8         Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13.9         The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement, the other Loan Documents or under any other instrument or agreement creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

13.10       Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of itself and each other Credit Party.

13.11       THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

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13.12       Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Credit Party or Pledgor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

13.13       All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

13.14       Notwithstanding anything herein to the contrary, the security interest granted to the Collateral Agent, for the benefit of the Credit Parties, herein and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding the foregoing, Pledgor expressly acknowledges and agrees that, notwithstanding the fact that the exercise of certain of the Collateral Agent’s and the other Credit Parties’ rights under this Agreement and the other Loan Documents may be subject to the Intercreditor Agreement, no action taken or not taken by the Collateral Agent or any other Credit Party in accordance with the terms of the Intercreditor Agreement shall constitute, or be deemed to constitute, a waiver by the Collateral Agent or any other Credit Party of any rights such Person has with respect to Pledgor under any Loan Document and except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the other Loan Parties, the Collateral Agent and the other Credit Parties, shall remain in full force and effect.  If and to the extent the Term Agent is in possession or control of any Term Loan Priority Collateral, the Term Agent shall be deemed for all purposes to be holding such Term Loan Priority Collateral as the representative of and for the benefit of the Collateral Agent, on behalf of the Credit Parties.  So long as the Term Agent is acting as bailee and as agent for perfection on behalf of the Collateral Agent pursuant to the terms hereof, any obligation of Pledgor in this Agreement that requires endorsement or delivery of any Term Loan Priority Collateral to, or the possession or control of any Term Loan Priority Collateral by, the Collateral Agent shall be deemed to be complied with and satisfied if such endorsement or delivery of such Term Loan Priority Collateral is made to, or such possession or control of such Term Priority Collateral is by, the Term Agent.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PLEDGOR:	COLDWATER CREEK U.S. INC.,
a Delaware corporation

By:
Name: James A. Bell
Title: Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Michele L. Ayou
Title: Authorized Signatory

Signature Page to Amended and Restated Pledge Agreement

SCHEDULE I

Pledged Securities

None of the issuers has any authorized, issued or outstanding shares of its capital stock or other Equity Interest of any class or any commitments to issue any shares of its capital stock or other Equity Interest of any class or any securities convertible into or exchangeable for any shares of its capital stock or other Equity Interest of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Equity Interests	Number of Equity Interests held by Record Owner	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner
Coldwater Creek Merchandising & Logistics Inc., a Delaware Corporation	Coldwater Creek U.S. Inc., a Delaware corporation (“Pledgor”)	Common	1	1	100%
CWC Rewards Inc., an Arizona corporation	Pledgor	Common	100	100	100%

Schedule I to Amended and Restated Pledge Agreement

EXHIBIT A

Pledged Collateral Addendum

This Pledged Collateral Addendum, dated as of                        , 20       (this “Pledged Collateral Addendum”), is delivered pursuant to Section 4.13 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledged Collateral Addendum may be attached to that certain Amended and Restated Pledge Agreement, dated as of July 9, 2012, (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), made by the undersigned to Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Pledge Agreement).  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Pledge Agreement or, if not defined therein, in the Credit Agreement (as defined in the Pledge Agreement).  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Collateral pledged by the undersigned to the Collateral Agent in the Pledge Agreement, each with the same force and effect as if originally named therein.

This Pledged Collateral Addendum is a Loan Document.  Delivery of an executed counterpart of a signature page of this Pledged Collateral Addendum by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Pledged Collateral Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement of the undersigned are true, correct and complete in all material respects (except in the case of any representation and warranty qualified by materiality, then such representation and warranty shall be true and correct in all respects) as to the Pledged Collateral listed herein.

THIS PLEDGE COLLATERAL ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

AGREEMENTS WITH RESPECT TO JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE SECURITY AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE SECURITY AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Collateral Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

Exhibit A to Amended and Restated Pledge Agreement

SCHEDULE I

Pledged Securities

None of the issuers has any authorized, issued or outstanding shares of its capital stock or other Equity Interest of any class or any commitments to issue any shares of its capital stock or other Equity Interest of any class or any securities convertible into or exchangeable for any shares of its capital stock or other Equity Interest of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Equity Interests	Number of Equity Interests held by Record Owner	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner
Coldwater Creek U.S. Inc., a Delaware corporation (“Pledgor”)
Pledgor

Exhibit A to Amended and Restated Pledge Agreement

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE CREDIT AGREEMENT) TO THE EXTENT PROVIDED IN SECTION 13.14 OF THIS AGREEMENT.

AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”), dated as of July 9, 2012, by and between COLDWATER CREEK INC., a Delaware corporation (the “Pledgor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Coldwater Creek U.S. Inc., a Delaware corporation (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers from time to time party thereto, (iii) the Pledgor and the other Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement;

WHEREAS, reference is also made to that certain Guaranty, dated as of February 13, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Guaranty”), executed by the Pledgor and the other Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties; and

WHEREAS, the Loan Parties entered into certain “Security Documents” (as such term is defined in the Credit Agreement), including (i) that certain Security Agreement dated as of February 13, 2009 entered into by the Pledgor, the other Grantors (as defined therein) and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Security Agreement”) and (ii) that certain Pledge Agreement dated as of February 13, 2009 entered into by the Pledgor and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Pledge Agreement”); and

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WHEREAS, Pledgor and the other Guarantors have agreed to amend and restate the Existing Guaranty pursuant to that certain Amended and Restated Guaranty, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”), executed by the Pledgor and the other Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties, pursuant to which the Pledgor and each other Guarantor guarantees the payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and

WHEREAS, the Pledgor and the other Grantors have also agreed to amend and restate the Existing Security Agreement pursuant to that certain Amended and Restated Security Agreement, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by and among the Pledgor, the other Grantors (as defined therein) party thereto and the Collateral Agent, pursuant to which the Pledgor and each other Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Collateral (as defined herein); and

WHEREAS, the obligations of the Lenders to make Loans is conditioned upon, among other things, the execution and delivery by the Pledgor of (i) the Security Agreement and (ii) this Agreement, pursuant to which the Pledgor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Pledged Collateral (as defined herein), in order to secure the Secured Obligations (as defined herein); and

WHEREAS, in connection with the Credit Agreement, the Security Agreement and Guaranty, the Pledgor and Collateral Agent hereby wish to enter into this Agreement in order to amend and restate the Existing Pledge Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor and the Collateral Agent, on its own behalf and on behalf of the other Credit Parties (and each of their respective successors or assigns), hereby agree that the Existing Pledge Agreement shall be amended and restated in its entirety to read as follows:

SECTION 1

Definitions

1.1           Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9 (except as expressly stated otherwise); provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any Pledged Collateral or the availability of any remedy

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hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2           Definitions of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, or if not defined therein, in the Security Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such term in the preamble to this Agreement.

“Blue Sky Laws” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Borrowers” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Collateral” shall have the meaning assigned to such term in the Security Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Financing Statement” shall have the meaning assigned to such term in the Security Agreement.

“Guarantor” and “Guarantors” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Investment Property” shall have the meaning assigned to such term in the Security Agreement.

“Issuer” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Lead Borrower” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

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“Lender” and “Lenders” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.5 of this Agreement.

“Pledged Collateral Addendum” means a Pledged Collateral Addendum substantially in the form of Exhibit A.

“Pledged Securities” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Pledgor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Secured Obligations” shall mean, collectively, the Obligations (as defined in the Credit Agreement) and the Guaranteed Obligations (as defined in the Guaranty).

“Securities Act” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Voting Equity Interests” shall mean, with respect to any Person, the Equity Interests of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitle holders thereof to vote for the election of directors (or Persons performing similar functions) of such Person, even though the right to vote has been suspended by the happening of such contingency.

1.3           Rules of Interpretation.  The rules of interpretation specified in Sections 1.02 through 1.05 and Section 1.07 of the Credit Agreement shall be applicable to this Agreement.

SECTION 2

Pledge

As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Pledgor hereby unconditionally grants, assigns and pledges to the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, a continuing security interest in all of the Pledgor’s right, title and interest in, to and under the following, whether now owed or hereafter acquired or arising and wherever located:

2.1           all shares of capital stock, limited liability company membership interests, limited partnership interests, general partnership interests, other partnership interests and other Equity

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Interests owned by the Pledgor, including in each entity designated as an “Issuer” on Schedule I hereto (each such entity, an “Issuer”), and any shares of capital stock, limited liability company membership interests, limited partnership interests, general partnership interests, other partnership interests or other Equity Interests obtained in the future by the Pledgor, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or other Equity Interests (the “Pledged Securities”); provided that, the Pledged Securities shall not include and the Pledgor shall not be required to pledge (a) any Voting Equity Interest or group of Equity Interests issued by any CFC representing more than 65% of the total voting power of all outstanding “stock entitled to vote” within the meaning of Treasury Regulations sections 1.956-2(c)(2), solely to the extent that pledging or hypothecating more than 65% of the total outstanding Voting Equity Interests of such CFC would result in adverse tax consequences to the Grantors or the costs to the Grantors of providing such pledge are unreasonably excessive in relation to the benefits to the Collateral Agent and the other Credit Parties of the security afforded thereby and (b) any Equity Interest issued by a Subsidiary of a CFC;

2.2           all other Investment Property that may be delivered to, and held by, the Collateral Agent, pursuant to the terms hereof;

2.3           subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities and other Investment Property referred to in clauses 2.1 and 2.2 above;

2.4           subject to Section 6, all rights and privileges of the Pledgor with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

2.5           all proceeds and products of any of the foregoing (the items referred to in clauses 2.1 through 2.4 being collectively referred to as the “Pledged Collateral”; provided, however, that the term “Pledged Collateral” shall not include, and the security interest granted hereby shall not attach to, any Excluded Equity Interest (as defined in the Security Agreement)).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, until (i) the Aggregate Commitments have been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit; subject, however, to the terms, covenants and conditions hereinafter set forth.

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Upon delivery to the Collateral Agent, as applicable, pursuant to Section 3 of this Agreement, all stock certificates or other security certificates now or hereafter included in the Pledged Securities shall be accompanied by stock powers or other Equity Interest powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request, and all other Investment Property comprising part of the Pledged Collateral shall, if applicable, be accompanied by such proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof.  Each schedule so delivered shall supersede any prior schedules so delivered.

SECTION 3

Delivery of the Pledged Collateral

3.1           On or before the Closing Date, the Pledgor shall deliver or cause to be delivered to the Collateral Agent any and all original certificates or other instruments or documents representing any Pledged Collateral.

3.2           After the Closing Date, promptly (but in any event not later than (a) fifteen (15) days with respect to Pledged Securities issued by a Subsidiary other than an Immaterial Subsidiary and (b) with respect to any Pledged Securities issued by an Immaterial Subsidiary, not later than the next date on which the financial statements referred to in Sections 6.01(a) and 6.01(b) of the Credit Agreement are required to be delivered) upon the Pledgor’s acquiring any Pledged Securities, and any original certificates or other instruments or documents representing such Pledged Securities, the Pledgor shall deliver or cause to be delivered such Pledged Securities to the Collateral Agent.

3.3           The Pledgor hereby irrevocably authorizes the Collateral Agent, at any time and from time to time, to file in any appropriate filing office, wherever located, any Financing Statement or amendment thereto describing the Pledged Collateral that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any Financing Statement or amendment thereto.  The Pledgor also irrevocably authorizes the Collateral Agent to take any and all actions required by any applicable Law to perfect and protect the security interest granted hereunder until all of the Secured Obligations have been indefeasibly paid in full in cash or this Agreement is terminated in accordance with Section 11.2  hereof.  The Pledgor shall promptly provide the Collateral Agent with any information the Collateral Agent shall reasonably request in connection with any of the foregoing.

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SECTION 4

Representations, Warranties and Covenants

The Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Collateral Agent that:

4.1           the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock or other Equity Interest of the Issuer with respect thereto as set forth on Schedule I as supplemented or modified by any Pledged Collateral Addendum;

4.2           except for the security interest granted hereunder, and except as otherwise permitted in the Credit Agreement and the other Loan Documents, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as supplemented or modified by any Pledged Collateral Addendum, (ii) holds the Pledged Collateral free and clear of all Liens, other than Permitted Encumbrances specified in clauses (a), (e), (i), (k) and (r) of the definition thereof and, solely with respect to securities accounts held by the Pledgor, clause (l) of the definition thereof, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Pledged Collateral, other than pursuant hereto and other than Permitted Encumbrances specified in clauses (a), (e), (i), (k) and (r) of the definition thereof and, solely with respect to securities accounts held by the Pledgor, clause (l) of the definition thereof, and (iv) other than as permitted in Section 6, will cause any and all distributions in cash or in kind made on the Pledged Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

4.3           except in compliance with the Credit Agreement, the Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other Equity Interest of any Issuer of the Pledged Securities, or the issuance of any membership interests or other Equity Interests in any such Person, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares, membership interests or other Equity Interests, (iii) any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares, membership interests or other Equity Interests or (iv) any amendment or other modification or waiver with respect to any Pledged Collateral or Organization Document, or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral that would adversely affect the value of such Pledged Collateral or the security interest granted on such Pledged Collateral;

4.4           the Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Encumbrances specified in clauses (a), (i), (k), and (s) of the definition thereof), however arising, of all Persons whomsoever;

4.5           except for consents or approvals already obtained, no consent of any other Person (including stockholders or creditors of the Pledgor), and no consent or approval of any

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Governmental Authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement, the Security Agreement and the other Loan Documents;

4.6           by virtue of (i) the execution and delivery by the Pledgor of this Agreement, (ii) the delivery by the Pledgor to the Collateral Agent of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral in accordance with the terms of this Agreement, and (iii) completion of the appropriate UCC filings, the Collateral Agent will obtain a valid and perfected Lien upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Secured Obligations.

4.7           all of the Pledged Securities set forth on Schedule I have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

4.8           none of the Pledged Securities have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

4.9           this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

4.10         as to all limited liability company or partnership interests of any Subsidiary of the Pledgor, issued under any limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or any other Organization Document, the Pledged Collateral issued pursuant to such agreement or document (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by Pledgor in a securities account.  In addition, with respect to any Subsidiary of the Pledgor, no such limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement any other Organization Document, or any other agreements governing any Equity Interests of any limited liability company or partnership issued under any limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or any other Organization Document, provide or shall provide that such Pledged Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, unless, in connection with the acquisition of any Person that is a limited liability company or limited partnership or any limited liability company interests or partnership interests, original certificates or other instruments or documents representing such Pledged Collateral shall have been or will be delivered to the Collateral Agent in accordance with Sections 3.1 and 3.2;

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4.11         [intentionally omitted];

4.12         Pledgor agrees that it will cooperate with the Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the security interest or Lien granted hereby on the Pledged Collateral or to effect any sale or transfer thereof;

4.13         If Pledgor shall acquire, obtain or receive any Pledged Collateral after the date hereof, it shall promptly (but in no event later than the date original certificates or other instruments or documents representing such Pledged Collateral, if any, would be required to be delivered to the Collateral Agent under Section 3.2 hereof) deliver to the Collateral Agent a duly executed Pledged Collateral Addendum identifying such Pledged Collateral; and

4.14         All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects (except in the case where such information is qualified by materiality, such information shall be true and correct in all respects) as of the date hereof.

SECTION 5

Registration in Nominee Name; Copies of Notices

Upon the occurrence and during the continuance of an Event of Default, (i) the Collateral Agent, on its own behalf and on behalf of the other Credit Parties, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent, and (ii) the Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor.

SECTION 6

Voting Rights; Dividends and Interest, Etc.

6.1           Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose consistent with, and not otherwise in violation of, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and applicable Law; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Credit Parties under this Agreement, the Credit Agreement, any other Loan Document or applicable Law or the ability of the Credit Parties to exercise the same.

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6.2           Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain any and all cash dividends or other cash distributions paid on the Pledged Collateral (provided, however, that, after the occurrence and during the continuance of a Cash Dominion Event, the Pledgor shall cause all such cash dividends or other cash distributions to be deposited into the Concentration Account in accordance with the provisions of Section 6.13 of the Credit Agreement) to the extent, and only to the extent, that such cash dividends or other cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and applicable Law.  All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, membership interests or other Equity Interests of the Issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by the Pledgor, to the extent required to be paid to the Collateral Agent pursuant to the terms of the Credit Agreement or the other Loan Documents, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent, in the same form as so received (with any necessary endorsement).

6.3           Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends or other cash distributions that the Pledgor is authorized to receive pursuant to Section 6.2 above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other cash distributions. All dividends or other cash distributions received by the Pledgor contrary to the provisions of this Section 6.3 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Concentration Account in accordance with the provisions of Section 6.13 of the Credit Agreement in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 8.  After all Events of Default have been cured or waived in writing by the Collateral Agent, the Pledgor will have the right to receive the dividends or other cash distributions that it would otherwise be entitled to receive pursuant to the terms of Section 6.2 above.

6.4           Upon the occurrence and during the continuance of an Event of Default, (a) all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall thereupon become vested in

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the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers (but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights); provided that the Collateral Agent shall have the right (but not an obligation) from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights; and (b) if the Collateral Agent duly exercises its right to vote or consensual rights or powers, Pledgor hereby appoints the Collateral Agent, Pledgor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Collateral in any manner the Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until all of the Secured Obligations have been indefeasibly paid in full in cash or this Agreement is terminated in accordance with Section 11.2  hereof.  After all Events of Default have been cured or waived in writing by the Collateral Agent, the Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6.1.

SECTION 7

Remedies upon Default

Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other applicable Law or under the Loan Documents.  The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions at the same or different times:

7.1           The Collateral Agent may sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

7.2           The Collateral Agent shall give the Pledgor at least ten (10) days’ prior written notice, by authenticated record, of the Collateral Agent’s intention to make any sale of the Pledged Collateral.  Such notice, (i) in the case of a public sale, shall state the date, time and place for such sale, (ii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, shall state the date after which any private sale or other disposition of the Pledged Collateral shall be made.  The Pledgor agrees that such written notice shall satisfy all requirements for notice to the Pledgor which are imposed under the UCC or other applicable Law with respect to the exercise of the Collateral Agent’s rights and remedies upon default and specifically such notice shall constitute a reasonable “authenticated notification of disposition”

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within the meaning of Section 9-611 of the UCC.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Pledgor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC.

7.3           Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.

7.4           At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Section 7, the Collateral Agent or any other Credit Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of the Pledgor, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Credit Party from the Pledgor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Credit Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor.

7.5           For purposes hereof, a written agreement that is entered into on or after the expiration of the period specified in Section 7.2 to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof.  The Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.

7.6           As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

7.7           The Pledgor recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77 (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, (c)

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that neither the Collateral Agent nor any other Credit Party has any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.  Notwithstanding anything herein to the contrary, the Pledgor shall not be required to register, or cause the registration of, any Pledged Collateral under the Securities Act or any Blue Sky Laws.

7.8           To the extent permitted by applicable Law, the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  In dealing with or disposing of the Pledged Collateral or any part thereof, neither the Collateral Agent nor any other Credit Party shall be required to give priority or preference to any item of Pledged Collateral or otherwise to marshal assets or to take possession or sell any Pledged Collateral with judicial process.

7.9           Pledgor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing.  The Collateral Agent shall have the right to the appointment of a receiver for the Pledged Collateral, and Pledgor hereby consents to such rights and such appointment and hereby waives any objection Pledgor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

SECTION 8

Application of Proceeds of Sale

After the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations, the Collateral Agent shall apply the proceeds of any collection or sale of the Pledged Collateral, as well as any Pledged Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale or other disposition of the Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

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SECTION 9

Further Assurances

The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

SECTION 10

Intent

This Agreement is being executed and delivered by the Pledgor for the purpose of confirming the grant of the security interest or Lien of the Collateral Agent in the Pledged Collateral.  It is intended that the security interest or Lien granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest or Lien granted to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, under the Security Agreement.  All provisions of the Security Agreement (including, without limitation, the rights, remedies, powers, privileges and discretions of the Collateral Agent thereunder) shall apply to this Agreement and the Pledged Collateral, as applicable.  In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the Pledged Collateral and the terms of the Security Agreement shall control with respect to all other Collateral.

SECTION 11

Termination; Release of Pledged Collateral

11.1         Any Lien upon any Pledged Collateral will be released automatically if the Pledged Collateral constitutes property being sold, transferred or disposed of in a Permitted Disposition upon receipt by the Collateral Agent of the Net Proceeds thereof to the extent required by the Credit Agreement.  Upon at least two (2) Business Days’ prior written request by the Pledgor, the Collateral Agent shall (at Pledgor’s sole cost and expense) execute such documents as may be necessary to evidence the release of the Liens upon any Pledged Collateral described in this Section 11.1; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Pledgor in respect of) all interests retained by the Pledgor, including, without limitation, the Proceeds of any sale, all of which shall continue to constitute part of the Pledged Collateral.

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11.2         Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest and Liens granted herein shall terminate when (i) the Aggregate Commitments have expired or been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, at which time the Collateral Agent shall return all Pledged Collateral to the Pledgor, and execute and deliver to the Pledgor, at the Pledgor’s expense, all UCC termination statements, releases and similar documents that the Pledgor shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Agreement, and the security interest granted herein shall be immediately and automatically reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of the Pledgor.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 11.2 shall be without recourse to, or warranty by, the Collateral Agent or any other Credit Party.

SECTION 12

Governing Law; Jurisdiction; Venue; Service of Process; Jury Trial Waiver

AGREEMENTS WITH RESPECT TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE CREDIT AGREEMENT.

SECTION 13

Miscellaneous

13.1         This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

13.2         Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

13.3         All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement .

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13.4         All rights of the Collateral Agent hereunder, the security interests and Liens granted hereby and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement , any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement , any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor or any other Loan Party in respect of the Secured Obligations or this Agreement.

13.5         All covenants, agreements, representations and warranties made by Pledgor herein and in any other Loan Document and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Credit Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans or other extensions of credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, any Lender or any other Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement , and shall continue in full force and effect unless terminated in accordance with Section 11  hereof.

13.6         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Pledgor that are contained in this Agreement shall bind and inure to the benefit of Pledgor and its respective successors and assigns.  This Agreement shall be binding upon Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of Pledgor, the Collateral Agent and the other Credit Parties and their respective successors and assigns, except that Pledgor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement and any such prohibited assignment or transfer by Pledgor shall be absolutely void ab initio.  This Agreement is a Loan Document.

13.7         (a)           The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Collateral Agent of any Default or Event of Default or of any default

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under any other agreement shall operate as a waiver of any other Default or Event of Default or of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies.  No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Collateral Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Secured Obligations.  No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be permitted by Section 13.713.7(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and Pledgor with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement .

13.8         Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13.9         The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement, the other Loan Documents or under any other instrument or agreement creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

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13.10       Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of itself and each other Credit Party.

13.11       THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

13.12       Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Credit Party or Pledgor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

13.13       All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

13.14       Notwithstanding anything herein to the contrary, the security interest granted to the Collateral Agent, for the benefit of the Credit Parties, herein and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding the foregoing, Pledgor expressly acknowledges and agrees that, notwithstanding the fact that the exercise of certain of the Collateral Agent’s and the other Credit Parties’ rights under this Agreement and the other Loan Documents may be subject to the Intercreditor Agreement, no action taken or not taken by the Collateral Agent or any other Credit Party in accordance with the terms of the Intercreditor Agreement shall constitute, or be deemed to constitute, a waiver by the Collateral Agent or any other Credit Party of any rights such Person has with respect to Pledgor under any Loan Document and except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the other Loan Parties, the Collateral Agent and the other Credit Parties, shall remain in full force and effect.  If and to the extent the Term Agent is in possession or control of any Term Loan Priority Collateral, the Term Agent shall be deemed for all purposes to be holding such Term Loan Priority Collateral as the representative of and for the benefit of the Collateral Agent, on behalf of the Credit Parties.  So long as the Term Agent is acting as bailee and as agent for perfection on behalf of the Collateral Agent pursuant to the terms hereof, any obligation of Pledgor in this Agreement that requires endorsement or delivery of any Term Loan Priority Collateral to, or the possession or control of any Term Loan Priority Collateral by, the Collateral Agent shall be deemed to be complied with and satisfied if such endorsement or delivery of such Term Loan Priority Collateral is made to, or such possession or control of such Term Priority Collateral is by, the Term Agent.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PLEDGOR:	COLDWATER CREEK INC.,
a Delaware corporation

By:
Name:
Title:

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page to Amended and Restated Pledge Agreement

SCHEDULE I

Pledged Securities

None of the issuers has any authorized, issued or outstanding shares of its capital stock or other Equity Interest of any class or any commitments to issue any shares of its capital stock or other Equity Interest of any class or any securities convertible into or exchangeable for any shares of its capital stock or other Equity Interest of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Equity Interests	Number of Equity Interests held by Record Owner	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner
Coldwater Creek U.S. Inc., a Delaware Corporation	Coldwater Creek Inc., a Delaware corporation (“Pledgor”)	Common	100	100	100%
Coldwater Creek The Spa Inc., an Idaho corporation	Pledgor	Common	1,000	1,000	100%
Aspenwood Advertising, Inc., a Delaware corporation	Pledgor	Common	1,000	1,000	100%
C Squared LLC, a Delaware limited liability company	Pledgor	N/A	N/A	N/A	100%
CWC Worldwide Services Inc., an Idaho corporation	Pledgor	Common	1,000	1,000	100%
Coldwater Creek Sourcing Inc., an Idaho corporation	Pledgor	Common	100	100	100%
CWC Sourcing LLC, an Idaho limited liability company	Pledgor	N/A	N/A	N/A	100%

Schedule I to Amended and Restated Pledge Agreement

EXHIBIT A

Pledged Collateral Addendum

This Pledged Collateral Addendum, dated as of                        , 20       (this “Pledged Collateral Addendum”), is delivered pursuant to Section 4.13 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledged Collateral Addendum may be attached to that certain Amended and Restated Pledge Agreement, dated as of July 9, 2012, (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), made by the undersigned to Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Pledge Agreement).  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Pledge Agreement or, if not defined therein, in the Credit Agreement (as defined in the Pledge Agreement).  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Collateral pledged by the undersigned to the Collateral Agent in the Pledge Agreement, each with the same force and effect as if originally named therein.

This Pledged Collateral Addendum is a Loan Document.  Delivery of an executed counterpart of a signature page of this Pledged Collateral Addendum by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Pledged Collateral Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement of the undersigned are true, correct and complete in all material respects (except in the case of any representation and warranty qualified by materiality, then such representation and warranty shall be true and correct in all respects) as to the Pledged Collateral listed herein.

THIS PLEDGE COLLATERAL ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

AGREEMENTS WITH RESPECT TO JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE SECURITY AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE SECURITY AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Collateral Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

Exhibit A to Amended and Restated Pledge Agreement

SCHEDULE I

Pledged Securities

None of the issuers has any authorized, issued or outstanding shares of its capital stock or other Equity Interest of any class or any commitments to issue any shares of its capital stock or other Equity Interest of any class or any securities convertible into or exchangeable for any shares of its capital stock or other Equity Interest of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Equity Interests	Number of Equity Interests held by Record Owner	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner
Coldwater Creek Inc., a Delaware corporation (“Pledgor”)
Pledgor

Exhibit A to Amended and Restated Pledge Agreement

THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE CREDIT AGREEMENT) TO THE EXTENT PROVIDED IN SECTION 13.14 OF THIS AGREEMENT.

AMENDED AND RESTATED PLEDGE AGREEMENT

AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”), dated as of July 9, 2012, by and between COLDWATER CREEK SOURCING INC., an Idaho corporation (the “Pledgor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), national association, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 9, 2012 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Coldwater Creek U.S. Inc., a Delaware corporation (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (collectively, with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers from time to time party thereto, (iii) the Pledgor and the other Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, pursuant to which the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions specified in the Credit Agreement;

WHEREAS, reference is also made to that certain Guaranty, dated as of February 13, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Guaranty”), executed by the Pledgor and the other Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties; and

WHEREAS, the Loan Parties entered into certain “Security Documents” (as such term is defined in the Credit Agreement), including (i) that certain Security Agreement dated as of February 13, 2009 entered into by the Pledgor, the other Grantors (as defined therein) and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Security Agreement”) and (ii) that certain Pledge Agreement dated as of February 13, 2009 entered into by the Pledgor and the Collateral Agent (as amended, modified, supplemented or restated and in effect from time to time, the “Existing Pledge Agreement”); and

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WHEREAS, Pledgor and the other Guarantors have agreed to amend and restate the Existing Guaranty pursuant to that certain Amended and Restated Guaranty, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Guaranty”), executed by the Pledgor and the other Guarantors in favor of the Administrative Agent, the Collateral Agent and the other Credit Parties, pursuant to which the Pledgor and each other Guarantor guarantees the payment and performance of the Guaranteed Obligations (as defined in the Guaranty); and

WHEREAS, the Pledgor and the other Grantors have also agreed to amend and restate the Existing Security Agreement pursuant to that certain Amended and Restated Security Agreement, dated as of the date hereof (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by and among the Pledgor, the other Grantors (as defined therein) party thereto and the Collateral Agent, pursuant to which the Pledgor and each other Grantor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Collateral (as defined herein); and

WHEREAS, the obligations of the Lenders to make Loans is conditioned upon, among other things, the execution and delivery by the Pledgor of (i) the Security Agreement and (ii) this Agreement, pursuant to which the Pledgor grants to the Collateral Agent (for its own benefit and the benefit of the other Credit Parties) a security interest in and to the Pledged Collateral (as defined herein), in order to secure the Secured Obligations (as defined herein); and

WHEREAS, in connection with the Credit Agreement, the Security Agreement and Guaranty, the Pledgor and Collateral Agent hereby wish to enter into this Agreement in order to amend and restate the Existing Pledge Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Pledgor and the Collateral Agent, on its own behalf and on behalf of the other Credit Parties (and each of their respective successors or assigns), hereby agree that the Existing Pledge Agreement shall be amended and restated in its entirety to read as follows:

SECTION 1

Definitions

1.1           Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9 (except as expressly stated otherwise); provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the security interest in any Pledged Collateral or the availability of any remedy

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hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

1.2           Definitions of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement, or if not defined therein, in the Security Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Agreement” shall have the meaning assigned to such term in the preamble to this Agreement.

“Blue Sky Laws” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Borrowers” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Collateral” shall have the meaning assigned to such term in the Security Agreement.

“Collateral Agent” shall have the meaning assigned to such term in the preamble of this Agreement.

“Credit Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Financing Statement” shall have the meaning assigned to such term in the Security Agreement.

“Guarantor” and “Guarantors” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Guaranty” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Investment Property” shall have the meaning assigned to such term in the Security Agreement.

“Issuer” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Lead Borrower” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

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“Lender” and “Lenders” shall have the meaning assigned to such terms in the preliminary statement of this Agreement.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.5 of this Agreement.

“Pledged Collateral Addendum” means a Pledged Collateral Addendum substantially in the form of Exhibit A.

“Pledged Securities” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

“Pledgor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Secured Obligations” shall mean, collectively, the Obligations (as defined in the Credit Agreement) and the Guaranteed Obligations (as defined in the Guaranty).

“Securities Act” shall have the meaning assigned to such term in Section 7.7 of this Agreement.

“Security Agreement” shall have the meaning assigned to such term in the preliminary statement of this Agreement.

“Voting Equity Interests” shall mean, with respect to any Person, the Equity Interests of all classes (or equivalent interests) which ordinarily, in the absence of contingencies, entitle holders thereof to vote for the election of directors (or Persons performing similar functions) of such Person, even though the right to vote has been suspended by the happening of such contingency.

1.3           Rules of Interpretation.  The rules of interpretation specified in Sections 1.02 through 1.05 and Section 1.07  of the Credit Agreement shall be applicable to this Agreement.

SECTION 2

Pledge

As security for the payment or performance, as the case may be, in full of the Secured Obligations, the Pledgor hereby unconditionally grants, assigns and pledges to the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, a continuing security interest in all of the Pledgor’s right, title and interest in, to and under the following, whether now owed or hereafter acquired or arising and wherever located:

2.1           all shares of capital stock, limited liability company membership interests, limited partnership interests, general partnership interests, other partnership interests and other Equity

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Interests owned by the Pledgor, including in each entity designated as an “Issuer” on Schedule I hereto (each such entity, an “Issuer”), and any shares of capital stock, limited liability company membership interests, limited partnership interests, general partnership interests, other partnership interests or other Equity Interests obtained in the future by the Pledgor, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or other Equity Interests (the “Pledged Securities”); provided that, the Pledged Securities shall not include and the Pledgor shall not be required to pledge (a) any Voting Equity Interest or group of Equity Interests issued by any CFC representing more than 65% of the total voting power of all outstanding “stock entitled to vote” within the meaning of Treasury Regulations sections 1.956-2(c)(2), solely to the extent that pledging or hypothecating more than 65% of the total outstanding Voting Equity Interests of such CFC would result in adverse tax consequences to the Grantors or the costs to the Grantors of providing such pledge are unreasonably excessive in relation to the benefits to the Collateral Agent and the other Credit Parties of the security afforded thereby and (b) any Equity Interest issued by a Subsidiary of a CFC;

2.2           all other Investment Property that may be delivered to, and held by, the Collateral Agent, pursuant to the terms hereof;

2.3           subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities and other Investment Property referred to in clauses 2.1 and 2.2 above;

2.4           subject to Section 6, all rights and privileges of the Pledgor with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

2.5           all proceeds and products of any of the foregoing (the items referred to in clauses 2.1 through 2.4 being collectively referred to as the “Pledged Collateral”; provided, however, that the term “Pledged Collateral” shall not include, and the security interest granted hereby shall not attach to, any Excluded Equity Interest (as defined in the Security Agreement)).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for its own benefit and the benefit of the other Credit Parties, until (i) the Aggregate Commitments have been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit; subject, however, to the terms, covenants and conditions hereinafter set forth.

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Upon delivery to the Collateral Agent, as applicable, pursuant to Section 3 of this Agreement, all stock certificates or other security certificates now or hereafter included in the Pledged Securities shall be accompanied by stock powers or other Equity Interest powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request, and all other Investment Property comprising part of the Pledged Collateral shall, if applicable, be accompanied by such proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof.  Each schedule so delivered shall supersede any prior schedules so delivered.

SECTION 3

Delivery of the Pledged Collateral

3.1           On or before the Closing Date, the Pledgor shall deliver or cause to be delivered to the Collateral Agent any and all original certificates or other instruments or documents representing any Pledged Collateral.

3.2           After the Closing Date, promptly (but in any event not later than (a) fifteen (15) days with respect to Pledged Securities issued by a Subsidiary other than an Immaterial Subsidiary and (b) with respect to any Pledged Securities issued by an Immaterial Subsidiary, not later than the next date on which the financial statements referred to in Sections 6.01(a) and 6.01(b) of the Credit Agreement are required to be delivered) upon the Pledgor’s acquiring any Pledged Securities, and any original certificates or other instruments or documents representing such Pledged Securities, the Pledgor shall deliver or cause to be delivered such Pledged Securities to the Collateral Agent.

3.3           The Pledgor hereby irrevocably authorizes the Collateral Agent, at any time and from time to time, to file in any appropriate filing office, wherever located, any Financing Statement or amendment thereto describing the Pledged Collateral that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any Financing Statement or amendment thereto.  The Pledgor also irrevocably authorizes the Collateral Agent to take any and all actions required by any applicable Law to perfect and protect the security interest granted hereunder until all of the Secured Obligations have been indefeasibly paid in full in cash or this Agreement is terminated in accordance with Section 11.2  hereof.  The Pledgor shall promptly provide the Collateral Agent with any information the Collateral Agent shall reasonably request in connection with any of the foregoing.

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SECTION 4

Representations, Warranties and Covenants

The Pledgor hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Collateral Agent that:

4.1           the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock or other Equity Interest of the Issuer with respect thereto as set forth on Schedule I as supplemented or modified by any Pledged Collateral Addendum;

4.2           except for the security interest granted hereunder, and except as otherwise permitted in the Credit Agreement and the other Loan Documents, the Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I as supplemented or modified by any Pledged Collateral Addendum, (ii) holds the Pledged Collateral free and clear of all Liens, other than Permitted Encumbrances specified in clauses (a), (e), (i), (k) and (r) of the definition thereof and, solely with respect to securities accounts held by the Pledgor, clause (l) of the definition thereof, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Pledged Collateral, other than pursuant hereto and other than Permitted Encumbrances specified in clauses (a), (e), (i), (k) and (r) of the definition thereof and, solely with respect to securities accounts held by the Pledgor, clause (l) of the definition thereof, and (iv) other than as permitted in Section 6, will cause any and all distributions in cash or in kind made on the Pledged Collateral to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

4.3           except in compliance with the Credit Agreement, the Pledgor will not consent to or approve the issuance of (i) any additional shares of any class of capital stock or other Equity Interest of any Issuer of the Pledged Securities, or the issuance of any membership interests or other Equity Interests in any such Person, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such shares, membership interests or other Equity Interests, (iii) any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares, membership interests or other Equity Interests or (iv) any amendment or other modification or waiver with respect to any Pledged Collateral or Organization Document, or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral that would adversely affect the value of such Pledged Collateral or the security interest granted on such Pledged Collateral;

4.4           the Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than Permitted Encumbrances specified in clauses (a), (i), (k), and (s) of the definition thereof), however arising, of all Persons whomsoever;

4.5           except for consents or approvals already obtained, no consent of any other Person (including stockholders or creditors of the Pledgor), and no consent or approval of any

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Governmental Authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement, the Security Agreement and the other Loan Documents;

4.6           by virtue of (i) the execution and delivery by the Pledgor of this Agreement, (ii) the delivery by the Pledgor to the Collateral Agent of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral in accordance with the terms of this Agreement, and (iii) completion of the appropriate UCC filings, the Collateral Agent will obtain a valid and perfected Lien upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Secured Obligations.

4.7           all of the Pledged Securities set forth on Schedule I have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

4.8           none of the Pledged Securities have been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

4.9           this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law);

4.10         as to all limited liability company or partnership interests of any Subsidiary of the Pledgor, issued under any limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or any other Organization Document, the Pledged Collateral issued pursuant to such agreement or document (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities, and (C) are not and will not be held by Pledgor in a securities account.  In addition, with respect to any Subsidiary of the Pledgor, no such limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement any other Organization Document, or any other agreements governing any Equity Interests of any limited liability company or partnership issued under any limited liability company agreement, operating agreement, limited partnership agreement, partnership agreement or any other Organization Document, provide or shall provide that such Pledged Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction, unless, in connection with the acquisition of any Person that is a limited liability company or limited partnership or any limited liability company interests or partnership interests, original certificates or other instruments or documents representing such Pledged Collateral shall have been or will be delivered to the Collateral Agent in accordance with Sections 3.1 and 3.2;

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4.11         [intentionally omitted];

4.12         Pledgor agrees that it will cooperate with the Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the security interest or Lien granted hereby on the Pledged Collateral or to effect any sale or transfer thereof;

4.13         If Pledgor shall acquire, obtain or receive any Pledged Collateral after the date hereof, it shall promptly (but in no event later than the date original certificates or other instruments or documents representing such Pledged Collateral, if any, would be required to be delivered to the Collateral Agent under Section 3.2 hereof) deliver to the Collateral Agent a duly executed Pledged Collateral Addendum identifying such Pledged Collateral; and

4.14         All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects (except in the case where such information is qualified by materiality, such information shall be true and correct in all respects) as of the date hereof.

SECTION 5

Registration in Nominee Name; Copies of Notices

Upon the occurrence and during the continuance of an Event of Default, (i) the Collateral Agent, on its own behalf and on behalf of the other Credit Parties, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent, and (ii) the Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor.

SECTION 6

Voting Rights; Dividends and Interest, Etc.

6.1           Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose consistent with, and not otherwise in violation of, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and applicable Law; provided, however, that the Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of any of the Credit Parties under this Agreement, the Credit Agreement, any other Loan Document or applicable Law or the ability of the Credit Parties to exercise the same.

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6.2           Unless and until an Event of Default has occurred and is continuing, the Pledgor shall be entitled to receive and retain any and all cash dividends or other cash distributions paid on the Pledged Collateral (provided, however, that, after the occurrence and during the continuance of a Cash Dominion Event, the Pledgor shall cause all such cash dividends or other cash distributions to be deposited into the Concentration Account in accordance with the provisions of Section 6.13 of the Credit Agreement) to the extent, and only to the extent, that such cash dividends or other cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Credit Agreement, the other Loan Documents and applicable Law.  All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, membership interests or other Equity Interests of the Issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by the Pledgor, to the extent required to be paid to the Collateral Agent pursuant to the terms of the Credit Agreement or the other Loan Documents, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent, in the same form as so received (with any necessary endorsement).

6.3           Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to dividends or other cash distributions that the Pledgor is authorized to receive pursuant to Section 6.2 above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other cash distributions. All dividends or other cash distributions received by the Pledgor contrary to the provisions of this Section 6.3 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Concentration Account in accordance with the provisions of Section 6.13 of the Credit Agreement in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 8.  After all Events of Default have been cured or waived in writing by the Collateral Agent, the Pledgor will have the right to receive the dividends or other cash distributions that it would otherwise be entitled to receive pursuant to the terms of Section 6.2 above.

6.4           Upon the occurrence and during the continuance of an Event of Default, (a) all rights of the Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall thereupon become vested in

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the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers (but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights); provided that the Collateral Agent shall have the right (but not an obligation) from time to time following and during the continuance of an Event of Default to permit the Pledgor to exercise such rights; and (b) if the Collateral Agent duly exercises its right to vote or consensual rights or powers, Pledgor hereby appoints the Collateral Agent, Pledgor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Collateral in any manner the Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable until all of the Secured Obligations have been indefeasibly paid in full in cash or this Agreement is terminated in accordance with Section 11.2  hereof.  After all Events of Default have been cured or waived in writing by the Collateral Agent, the Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6.1.

SECTION 7

Remedies upon Default

Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other applicable Law or under the Loan Documents.  The rights and remedies of the Collateral Agent shall include, without limitation, the right to take any or all of the following actions at the same or different times:

7.1           The Collateral Agent may sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor.

7.2           The Collateral Agent shall give the Pledgor at least ten (10) days’ prior written notice, by authenticated record, of the Collateral Agent’s intention to make any sale of the Pledged Collateral.  Such notice, (i) in the case of a public sale, shall state the date, time and place for such sale, (ii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, shall state the date after which any private sale or other disposition of the Pledged Collateral shall be made.  The Pledgor agrees that such written notice shall satisfy all requirements for notice to the Pledgor which are imposed under the UCC or other applicable Law with respect to the exercise of the Collateral Agent’s rights and remedies upon default and specifically such notice shall constitute a reasonable “authenticated notification of disposition”

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within the meaning of Section 9-611 of the UCC.  The Collateral Agent shall not be obligated to make any sale or other disposition of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  Pledgor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the UCC.

7.3           Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale.

7.4           At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Section 7, the Collateral Agent or any other Credit Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of the Pledgor, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent or such other Credit Party from the Pledgor on account of the Secured Obligations as a credit against the purchase price, and the Collateral Agent or such other Credit Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor.

7.5           For purposes hereof, a written agreement that is entered into on or after the expiration of the period specified in Section 7.2 to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof.  The Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full.

7.6           As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

7.7           The Pledgor recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77 (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Pledged Collateral were sold at public sales, (c)

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that neither the Collateral Agent nor any other Credit Party has any obligation to delay sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Collateral to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.  Notwithstanding anything herein to the contrary, the Pledgor shall not be required to register, or cause the registration of, any Pledged Collateral under the Securities Act or any Blue Sky Laws.

7.8           To the extent permitted by applicable Law, the Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  In dealing with or disposing of the Pledged Collateral or any part thereof, neither the Collateral Agent nor any other Credit Party shall be required to give priority or preference to any item of Pledged Collateral or otherwise to marshal assets or to take possession or sell any Pledged Collateral with judicial process.

7.9           Pledgor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing.  The Collateral Agent shall have the right to the appointment of a receiver for the Pledged Collateral, and Pledgor hereby consents to such rights and such appointment and hereby waives any objection Pledgor may have thereto or the right to have a bond or other security posted by the Collateral Agent.

SECTION 8

Application of Proceeds of Sale

After the occurrence and during the continuance of an Event of Default and acceleration of the Secured Obligations, the Collateral Agent shall apply the proceeds of any collection or sale of the Pledged Collateral, as well as any Pledged Collateral consisting of cash, in accordance with Section 8.03 of the Credit Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale or other disposition of the Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

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SECTION 9

Further Assurances

The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or in order better to assure and confirm unto the Collateral Agent its rights and remedies hereunder.

SECTION 10

Intent

This Agreement is being executed and delivered by the Pledgor for the purpose of confirming the grant of the security interest or Lien of the Collateral Agent in the Pledged Collateral.  It is intended that the security interest or Lien granted pursuant to this Agreement is granted as a supplement to, and not in limitation of, the security interest or Lien granted to the Collateral Agent, for its own benefit and the benefit of the other Credit Parties, under the Security Agreement.  All provisions of the Security Agreement (including, without limitation, the rights, remedies, powers, privileges and discretions of the Collateral Agent thereunder) shall apply to this Agreement and the Pledged Collateral, as applicable.  In the event of a conflict between this Agreement and the Security Agreement, the terms of this Agreement shall control with respect to the Pledged Collateral and the terms of the Security Agreement shall control with respect to all other Collateral.

SECTION 11

Termination; Release of Pledged Collateral

11.1         Any Lien upon any Pledged Collateral will be released automatically if the Pledged Collateral constitutes property being sold, transferred or disposed of in a Permitted Disposition upon receipt by the Collateral Agent of the Net Proceeds thereof to the extent required by the Credit Agreement.  Upon at least two (2) Business Days’ prior written request by the Pledgor, the Collateral Agent shall (at Pledgor’s sole cost and expense) execute such documents as may be necessary to evidence the release of the Liens upon any Pledged Collateral described in this Section 11.1; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under applicable Law, expose the Collateral Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens (other than those expressly being released) upon (or obligations of the Pledgor in respect of) all interests retained by the Pledgor, including, without limitation, the Proceeds of any sale, all of which shall continue to constitute part of the Pledged Collateral.

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11.2         Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest and Liens granted herein shall terminate when (i) the Aggregate Commitments have expired or been terminated, (ii) all of the Secured Obligations have been indefeasibly paid in full in cash (other than contingent indemnification obligations for which no claim has been asserted), (iii) all L/C Obligations have been reduced to zero (or fully Cash Collateralized in the manner set forth in Section 2.03(g) of the Credit Agreement, or supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent), and (iv) the Administrative Agent has no further obligation pursuant to the Credit Agreement to cause the L/C Issuer to issue Letters of Credit, at which time the Collateral Agent shall return all Pledged Collateral to the Pledgor, and execute and deliver to the Pledgor, at the Pledgor’s expense, all UCC termination statements, releases and similar documents that the Pledgor shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Agreement, and the security interest granted herein shall be immediately and automatically reinstated if at any time payment, or any part thereof, of any Secured Obligation is rescinded or must otherwise be restored by any Credit Party upon the bankruptcy or reorganization of the Pledgor.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 11.2 shall be without recourse to, or warranty by, the Collateral Agent or any other Credit Party.

SECTION 12

Governing Law; Jurisdiction; Venue; Service of Process; Jury Trial Waiver

AGREEMENTS WITH RESPECT TO GOVERNING LAW, JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE CREDIT AGREEMENT.

SECTION 13

Miscellaneous

13.1         This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

13.2         Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

13.3         All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement .

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13.4         All rights of the Collateral Agent hereunder, the security interests and Liens granted hereby and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement , any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement , any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Guaranty or any other guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor or any other Loan Party in respect of the Secured Obligations or this Agreement.

13.5         All covenants, agreements, representations and warranties made by Pledgor herein and in any other Loan Document and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Credit Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans or other extensions of credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, any Lender or any other Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement , and shall continue in full force and effect unless terminated in accordance with Section 11  hereof.

13.6         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of Pledgor that are contained in this Agreement shall bind and inure to the benefit of Pledgor and its respective successors and assigns.  This Agreement shall be binding upon Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of Pledgor, the Collateral Agent and the other Credit Parties and their respective successors and assigns, except that Pledgor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement and any such prohibited assignment or transfer by Pledgor shall be absolutely void ab initio.  This Agreement is a Loan Document.

13.7         (a)           The rights, remedies, powers, privileges, and discretions of the Collateral Agent hereunder (herein, the “Collateral Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have.  No delay or omission by the Collateral Agent in exercising or enforcing any of the Collateral Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof.  No waiver by the Collateral Agent of any Default or Event of Default or of any default

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under any other agreement shall operate as a waiver of any other Default or Event of Default or of any other default hereunder or under any other agreement.  No single or partial exercise of any of the Collateral Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Collateral Agent and any Person, at any time, shall preclude the other or further exercise of the Collateral Agent’s Rights and Remedies.  No waiver by the Collateral Agent of any of the Collateral Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.  The Collateral Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Collateral Agent may determine. The Collateral Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Secured Obligations.  No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph 13.7(b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

(b)           Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Collateral Agent and Pledgor with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement .

13.8         Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

13.9         The Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, Pledgor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights and remedies under this Agreement, the other Loan Documents or under any other instrument or agreement creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

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13.10       Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to the Collateral Agent, for the benefit of itself and each other Credit Party.

13.11       THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

13.12       Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Credit Party or Pledgor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

13.13       All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

13.14       Notwithstanding anything herein to the contrary, the security interest granted to the Collateral Agent, for the benefit of the Credit Parties, herein and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.  Notwithstanding the foregoing, Pledgor expressly acknowledges and agrees that, notwithstanding the fact that the exercise of certain of the Collateral Agent’s and the other Credit Parties’ rights under this Agreement and the other Loan Documents may be subject to the Intercreditor Agreement, no action taken or not taken by the Collateral Agent or any other Credit Party in accordance with the terms of the Intercreditor Agreement shall constitute, or be deemed to constitute, a waiver by the Collateral Agent or any other Credit Party of any rights such Person has with respect to Pledgor under any Loan Document and except as specified herein, nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement and the other Loan Documents, which, as among the other Loan Parties, the Collateral Agent and the other Credit Parties, shall remain in full force and effect.  If and to the extent the Term Agent is in possession or control of any Term Loan Priority Collateral, the Term Agent shall be deemed for all purposes to be holding such Term Loan Priority Collateral as the representative of and for the benefit of the Collateral Agent, on behalf of the Credit Parties.  So long as the Term Agent is acting as bailee and as agent for perfection on behalf of the Collateral Agent pursuant to the terms hereof, any obligation of Pledgor in this Agreement that requires endorsement or delivery of any Term Loan Priority Collateral to, or the possession or control of any Term Loan Priority Collateral by, the Collateral Agent shall be deemed to be complied with and satisfied if such endorsement or delivery of such Term Loan Priority Collateral is made to, or such possession or control of such Term Priority Collateral is by, the Term Agent.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PLEDGOR:	COLDWATER CREEK SOURCING INC.,
an Idaho corporation

By:
Name: James A. Bell
Title: Treasurer

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Michele L. Ayou
Title: Authorized Signatory

Signature Page to Amended and Restated Pledge Agreement

SCHEDULE I

Pledged Securities

None of the issuers has any authorized, issued or outstanding shares of its capital stock or other Equity Interest of any class or any commitments to issue any shares of its capital stock or other Equity Interest of any class or any securities convertible into or exchangeable for any shares of its capital stock or other Equity Interest of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Equity Interests	Number of Equity Interests held by Record Owner	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner
Coldwater Creek HK Limited, an entity organized in Hong Kong	Coldwater Creek Sourcing Inc., an Idaho corporation	Common	N/A	N/A	100%

Schedule I to Amended and Restated Pledge Agreement

EXHIBIT A

Pledged Collateral Addendum

This Pledged Collateral Addendum, dated as of                        , 20       (this “Pledged Collateral Addendum”), is delivered pursuant to Section 4.13 of the Pledge Agreement referred to below.  The undersigned hereby agrees that this Pledged Collateral Addendum may be attached to that certain Amended and Restated Pledge Agreement, dated as of July 9, 2012, (as amended, restated, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), made by the undersigned to Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties (as defined in the Pledge Agreement).  Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Pledge Agreement or, if not defined therein, in the Credit Agreement (as defined in the Pledge Agreement).  The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Collateral pledged by the undersigned to the Collateral Agent in the Pledge Agreement, each with the same force and effect as if originally named therein.

This Pledged Collateral Addendum is a Loan Document.  Delivery of an executed counterpart of a signature page of this Pledged Collateral Addendum by telecopy, e-mail or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Pledged Collateral Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement of the undersigned are true, correct and complete in all material respects (except in the case of any representation and warranty qualified by materiality, then such representation and warranty shall be true and correct in all respects) as to the Pledged Collateral listed herein.

THIS PLEDGE COLLATERAL ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

AGREEMENTS WITH RESPECT TO JURISDICTION, VENUE, SERVICE OF PROCESS AND JURY TRIAL WAIVER SHALL BE THE SAME AS SET FORTH IN THE SECURITY AGREEMENT AND SHALL BE GOVERNED BY THE PROVISIONS IN THE SECURITY AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Collateral Addendum to be executed and delivered as of the day and year first above written.

[ ]

By:
Name:
Title:

Exhibit A to Amended and Restated Pledge Agreement

SCHEDULE I

Pledged Securities

None of the issuers has any authorized, issued or outstanding shares of its capital stock or other Equity Interest of any class or any commitments to issue any shares of its capital stock or other Equity Interest of any class or any securities convertible into or exchangeable for any shares of its capital stock or other Equity Interest of any class except as otherwise stated in this Schedule I.

Issuer	Record Owner	Class of Equity Interests	Number of Equity Interests held by Record Owner	Number of Issued and Outstanding Equity Interests	Percentage of Equity Interests held by Record Owner
Coldwater Creek Sourcing Inc., an Idaho corporation (“Pledgor”)
Pledgor

Exhibit A to Amended and Restated Pledge Agreement

Coldwater Creek, Inc.	As of Date:
Monthly Borrowing Base Certificate
Consolidated Company	Certificate #	1

Revolver
Credit Card Receivables
Eligible Credit Card Receivables			$—
Credit Card Advance Rate			85.0%
Credit Card Receivables Availability			$—

Total AR Availability			$—

INVENTORY
Beginning Inventory			—
Add: Purchases			—
Transfers			—
Available for Sale			—
Less: Cost of Good Sold			—
Ending Inventory as of			$—
Less Ineligibles:
Shrink	Sales	—	—
Virtual Store Inventory			—
Returns		—	—
RTV			—
Ecometry Assembly			—
RTN Laundry/Mending			—
QC Waiting Response			—
Total Ineligibles			$—

Eligible Inventory			$—

Total Eligible Inventory			$—

Advance Rate (Lesser of 85.0% of NOLV and 75.0% of Cost)

Inventory Availability (Net)			$—

In-Transit Inventory			$—
Less: In-Transit greater than 45 days			—
Less: Inventory not subject to a Freight Forwarder / Carrier Agreement			—
Less: Inventory in which title has not passed to a Loan Party			—
Net Eligible In-Transit Inventory			$—
In-transit Advance Rate (Lesser of 85.0% of NOLV and 75.0% of Cost)			0.0%
In-Transit Inventory Availability (Net) (Capped at $10MM)			$—

Total Inventory Availability (Net)			$—

Gross Borrowing Base Availability			$—

Less: Availability Reserves
Gift Certificates/Cards (50%)	as of:	—	—
Money Due Customers (100%)			—
Returns Reserve		—	—
Landlord Lien (2 months rent PA, VA and WA)			—
Texas Personal Property Tax			—
Landed Cost Reserve (17.6% of eligible in-transit Inventory)			—
In-Transit short shipments (2.5% of eligible in-transit Inventory)			—
Total Availability Reserves			$—

Total Borrowing Base			$—
Total Capped Borrowing Base (Capped at $70,000,000)			$—

AVAILABILITY CALCULATION			$—

Beginning Principal Balance	as of:	1/0/1900	$—
ADD:		Prior days advance	—
ADD:		Fees charged today	—
ADD:		Legal Fees	—
ADD:		Prior day’s requested lending	—
LESS:		Prior day’s paydown	—

Ending principal balance prior to advance request			$—

ADVANCE REQUEST			$—

Ending Principal Balance			$—

ADD:		Standby Letters of Credit	—
ADD:		Commercial Letters of Credit	—

Total exposure			$—

Net Availability After Today’s Request / Paydown			$—

Excess Availability (Net Borrowing Base Less Total Exposure)			$—

Minimum Excess Availability Covenant (15% of Loan Cap)			$—

Cash on Hand			$—

Authorized Signer

Coldwater Creek U.S. Inc. (the “Lead Borrower”) represents and warrants that (a) the collateral complies in all material respects with its representations, warrants, and covenants contained in that certain Amended and Restated Credit Agreement, dated May 16, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), among the Lead Borrower, the other Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender, and; (b) no Event of Default (as defined in the Credit Agreement) is presently in existence.  The Authorized Signer of this certificate hereby certifies that the information provided herein is complete and correct.

EXHIBIT D

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate:

To:                              Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of May 16, 2011 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) COLDWATER CREEK U.S. INC., a Delaware corporation (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (individually, a “Borrower” and, collectively with the Lead Borrower, the “Borrowers”), (ii) the other Borrowers from time to time party thereto, (iii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iv) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (v) WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender.  Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The undersigned, in his capacity as a duly authorized and acting Responsible Officer of the Lead Borrower, hereby certifies on behalf of the Lead Borrower and each of the other Loan Parties as of the date hereof the following:

1.                                       No Defaults or Events of Default.

(a)                                  Since                      (the date of the last similar certification), and except as set forth in Appendix I, no Default or Event of Default has occurred.

(b)                                 If a Default or Event of Default has occurred since                      (the date of the last similar certification), the Loan Parties have taken or propose to take those actions with respect to such Default or Event of Default as described on said Appendix I.

2.                                       Inventory Book Value Calculation. Attached hereto as Appendix II are reasonably detailed calculations demonstrating compliance with the “Inventory Book Value” covenant contained in Section 7.16 of the Credit Agreement.

3.                                       Minimum Availability.  Since                      (the date of the last similar certification), and except as set forth in Appendix III, Excess Availability has not been less than an amount equal to 15% of the then applicable Loan Cap.

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4.                                       Capital Expenditures Calculation.  Unless the Loan Parties maintained a Fixed Charge Coverage, calculated as of the last day of each quarter on a trailing twelve (12) month Consolidated basis, during the most recently-ended Fiscal Year, of greater than 1.00:1.00 (which if satisfied evidence thereof is set forth in reasonable detail on Appendix IV), attached hereto as Appendix IV are reasonably detailed calculations demonstrating compliance with the “Capital Expenditures” covenant contained in Section 7.18 of the Credit Agreement (including reasonably detailed calculations of Fixed Charge Coverage).

5.                                       Minimum Liquidity.  Since                      (the date of the last similar certification), and except as set forth in Appendix V, the Liquidity of the Loan Parties has not been less than $15,000,000.

6.                                       Rent, Taxes and Insurance.

(a)                                  Except as set forth on Appendix VI, (i) all rent owing under any Leases (unless not required to be reported pursuant to Section 6.03(o) of the Credit Agreement), and all obligations and liabilities in respect of Taxes, are current and being paid on a timely basis, and (ii) no Loan Party has received notice that any material obligations or liabilities in respect of utilities have not been timely paid or has received notice that any obligations or liabilities in respect of insurance premiums that have not been timely paid. Appendix VI describes the details of all past due payments (if any) and the steps (if any) being taken or contemplated by the Loan Parties to be taken on account thereof.  Copies of any related default, cure or late notices concerning any obligations have been enclosed herewith.

(b)                                 Appendix VI describes the details of any new Store openings, or closings of any Store, since the date of the last similar certification.

7.                                       Intellectual Property.  Since                      (the date of the last similar certification), and except as set forth in Appendix VII or except as reported with respect to Material Copyrights (as defined in the Security Agreement) pursuant to Section 4.16(e) of the Security Agreement, no Loan Party has acquired any patents, patent applications, trademark registrations, trademark applications, material copyright registrations or material copyright applications or other material Intellectual Property (including, without limitation, all Intellectual Property Licenses that are material to the conduct of such Grantor’s business) or applied for or registered any such Intellectual Property with the United States Copyright Office or the United States Patent and Trademark Office or any statement of use or amendment to allege use with respect to intent-to-use trademark applications were applied for with the United States Patent and Trademark Office.  If any Loan Party has acquired any such Intellectual Property or applied for or registered any such Intellectual Property with the United States Copyright Office or the United States Patent and Trademark Office or any statement of use or amendment to allege use with respect to intent-to-use trademark applications were applied for with the United States Patent and Trademark Office since                      (the date of the last similar certification), such Loan Party shall deliver to the Collateral Agent an updated Exhibit A, B and/or C (as applicable) to the Intellectual Property Security Agreement as required pursuant to Section 5(a) thereof.

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8.                                       Financial Statements.  Attached hereto as Appendix VIII is [a Consolidated balance sheet of Coldwater Creek Inc., a Delaware corporation (the “Parent”), and its Subsidiaries as at the end of the most recently-ended Fiscal Year, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such Consolidated statements have been audited and are accompanied by (i) a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing, which report and opinion has been prepared in accordance with generally accepted auditing standards and is not subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit, and (ii) an opinion of such Registered Public Accounting Firm independently assessing the Loan Parties’ internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 5, and Section 404 of Sarbanes-Oxley expressing a conclusion that contains no statement that there is a material weakness in such internal controls except as expressly set forth in detail on Appendix VIII-A](1)[a Consolidated balance sheet of Coldwater Creek Inc., a Delaware corporation (the “Parent”), and its Subsidiaries as at the end of the most recently-ended Fiscal Quarter, and the related Consolidated statements of income or operations, and cash flows for such Fiscal Quarter and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(e) of the Credit Agreement, (B) the corresponding Fiscal Quarter of the previous Fiscal Year and (C) the corresponding portion of the previous Fiscal Year, all in reasonable detail, and such Consolidated statements fairly present in all material respects the financial condition, results of operations, and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes](2)[a Consolidated balance sheet of the Parent and its Subsidiaries as at the end of such Fiscal Month, and the related Consolidated statements of income or operations, for such Fiscal Month, and for the portion of the Parent’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) such period set forth in the projections delivered pursuant to Section 6.01(e) of the Credit Agreement, (B) the corresponding Fiscal Month of the previous Fiscal Year and (C) the corresponding portion of the previous fiscal year, all in reasonable detail, and such Consolidated statements have been prepared in good faith and consistent with prior practices as fairly presenting in all material respects the financial condition, results of operations, and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal quarter-end adjustments and the absence of footnotes](3).

9.                                       No Material Accounting Changes, Etc.

(a)                                  [The Consolidated statements mentioned in paragraph 8 fairly present in all material respects the financial condition, results of operations, and cash flows of the Parent and its

(1)  The foregoing bracketed language is to be included with the delivery of annual financials pursuant to Section 6.01(a) of the Credit Agreement.

(2)  The foregoing bracketed language is to be included with the delivery of quarterly financials pursuant to Section 6.01(b) of the Credit Agreement.

(3)  The foregoing bracketed language is to be included with the delivery of monthly financials pursuant to Section 6.01(c) of the Credit Agreement.

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Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.](4)

[The Consolidated statements mentioned in paragraph 8 above have been prepared in good faith and consistent with prior practices as fairly presenting in all material respects the financial condition, results of operations, and cash flows of the Parent and its Subsidiaries as of the end of such Fiscal Month in accordance with GAAP, subject only to normal quarter-end adjustments and the absence of footnotes.](5)

(b)                                 Except as set forth in Appendix IX, there has been no change in GAAP used in the preparation of the financial statements furnished to the Administrative Agent for the most recently-ended [Fiscal Year/Fiscal Quarter/Fiscal Month].  If any such change has occurred, a statement of reconciliation conforming such financial statements to GAAP is attached hereto in Appendix IX.

10.                                 [Management Analysis.  Attached hereto as Appendix X is a copy of the discussion and analysis prepared by the management of the Lead Borrower with respect to the financial statements delivered herewith.](6)

(4)  The foregoing bracketed language is to be included with the delivery of quarterly financials pursuant to Section 6.01(b) of the Credit Agreement.

(5)  The foregoing bracketed language is to be included with the delivery of monthly financials pursuant to Section 6.01(c) of the Credit Agreement.

(6)  To be included with Fiscal Year end and Fiscal Quarter end deliveries.

4

IN WITNESS WHEREOF, a duly authorized and acting Responsible Officer of the Lead Borrower, on behalf of the Lead Borrower and each of the other Loan Parties, has duly executed this Compliance Certificate as of the date first written above.

Lead Borrower:

By:
Name:
Title:	of
Coldwater Creek U.S., Inc.,
a Delaware corporation, as Lead Borrower

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APPENDIX I

Except as set forth below, no Default or Event of Default has occurred.  [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

6

APPENDIX II

[Inventory Book Value]

7

APPENDIX III

[Minimum Availability — describe any noncompliance]

8

APPENDIX IV

[Capital Expenditures Calculation,

including Fixed Charge Coverage Calculation]

Are restrictions in Section 7.18 of the Credit Agreement applicable?                           Yes ☐                                                             No  ☐

9

APPENDIX V

[Minimum Liquidity — list any noncompliance]

10

APPENDIX VI

Except as set forth below, (i) all rent owing under any Leases (unless not required to be reported pursuant to Section 6.03(l)  of the Credit Agreement), and all obligations and liabilities in respect of Taxes, are current and being paid on a timely basis and (ii) no Loan Party has received notice that any material obligations or liabilities in respect of utilities have not been timely paid or has received notice that any obligations or liabilities in respect of insurance premiums that have not been timely paid.  [If any obligations and liabilities of the Loan Parties in respect of rent, utilities, Taxes and/or insurance premiums are not current, the following describes the details of all past due payments (if any) and the steps (if any) being taken or contemplated by the Loan Parties to be taken on account thereof.]

Details of any new Store openings, or closings of any Store.

11

APPENDIX VII

[Intellectual Property]

12

APPENDIX VIII

[Financial Statements]

13

APPENDIX IX

[GAAP Changes]

14

APPENDIX X

[Management Analysis]

15